                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                             HAUSER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Common Stock
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
/ /  (1) Amount Previously Paid:
         $7,542.75
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         Schedule 14A
         -----------------------------------------------------------------------
     (3) Filing Party:
         Hauser, Inc.
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                  HAUSER, INC.
                             5555 AIRPORT BOULEVARD
                               BOULDER, CO 80301


MAY 11, 1999


Dear Hauser Shareholder:


    You are cordially invited to attend the Special Meeting of Shareholders (the "SPECIAL MEETING") of Hauser, Inc. ("HAUSER") on June 11, 1999, at 10:00 a.m. Mountain Time at the offices of Chrisman, Bynum & Johnson, P.C., 1900 15th Street, Boulder, CO 80302.


    At this important meeting, you will be asked to approve (1) the Agreement and Plan of Merger, dated as of December 8, 1998 (the "MERGER AGREEMENT"), among Hauser, Zuellig Group N.A., Inc. ("ZGNA"), Zuellig Botanicals, Inc. ("ZBI"), a subsidiary of ZGNA, and certain other parties, and (2) the issuance to ZGNA and ZBI of shares of Common Stock of Hauser representing 49% of the issued and outstanding shares after giving effect to such issuance, subject to adjustment under certain circumstances. Pursuant to the terms of the Merger Agreement, three newly formed subsidiaries of Hauser will merge with and into three subsidiaries of ZGNA and, as a result, the three ZGNA subsidiaries will become wholly owned subsidiaries of Hauser (the "MERGER").

    The proposed Merger is described in the accompanying Proxy Statement, the beginning of which includes a summary of the terms of the Merger Agreement and certain other information relating to the proposed transaction.

    Adams Harkness & Hill ("AHH") was retained by Hauser to act as its independent financial advisor in connection with the Merger. As discussed in the accompanying Proxy Statement, AHH has delivered to the Hauser Board of Directors (the "BOARD") its written opinion that, as of December 8, 1998, and based upon and subject to certain matters stated in its written opinion, the terms of the Merger Agreement are fair, from a financial point of view, to Hauser and its shareholders.

    ON DECEMBER 8, 1998 THE BOARD UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE PROPOSED STOCK ISSUANCE TO ZGNA AND ZBI. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT.


    At the Special Meeting, you will also be asked to approve a resolution of the Board to effect a reverse stock split of the outstanding shares of Common Stock, with an exchange ratio of between two (2) and five (5) shares (the "REVERSE STOCK SPLIT"). The resolution authorizing the Board to effect the Reverse Stock Split will be effective if (1) the Merger is approved and (2) the Reverse Stock Split is necessary to meet the NASDAQ minimum bid price on the Closing Date of the Merger. NASDAQ, where the Hauser Common Stock is traded, has advised Hauser that under NASDAQ National Market Place Rule 4330(f), the Merger constitutes a change in control. If Hauser Common Stock is to continue to be listed on the NASDAQ National Market, Hauser must satisfy the requirements for initial listing, including the minimum bid price of $5.00 per share for trading. The Reverse Split is recommended to permit Hauser to comply with the NASDAQ National Market minimum bid price. After the Reverse Split is accomplished, management believes that Hauser will continue to be listed on the NASDAQ National Market. ZGNA and ZBI are not obligated to cause the Merger to occur if Hauser's Common Stock is not listed on the NASDAQ National Market or on another stock exchange.



    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE REVERSE STOCK SPLIT CONTINGENT UPON THE APPROVAL OF THE MERGER AGREEMENT. THE APPROVAL OF THE MERGER AGREEMENT IS NOT CONTINGENT UPON APPROVAL OF THE REVERSE STOCK SPLIT; HOWEVER, ZGNA AND ZBI ARE NOT OBLIGATED TO CAUSE THE MERGER TO OCCUR IF HAUSER'S COMMON STOCK IS NOT LISTED ON THE NASDAQ NATIONAL MARKET, OR ON SOME OTHER STOCK EXCHANGE. ADOPTION OF THE REVERSE STOCK SPLIT IS CONTINGENT UPON APPROVAL OF THE MERGER AGREEMENT.

    Information concerning the matters to be considered and voted upon at the Special Meeting is set forth in the attached Notice of Special Meeting and Proxy Statement. All shareholders are cordially invited to attend the Special Meeting in person. Your participation at this meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the accompanying proxy promptly in the enclosed envelope. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

    Thank you for your prompt attention.

                                          Sincerely,
                                          HAUSER, INC.

                                                      [SIGCUT]

                                          DEAN P. STULL, Ph.D., Chairman

                                  HAUSER, INC.
                             5555 AIRPORT BOULEVARD
                               BOULDER, CO 80301


                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held June 11, 1999


To Our Shareholders:


A Special Meeting of Shareholders of Hauser, Inc., a Colorado corporation ("HAUSER"), will be held at 10:00 a.m., Mountain Time, on June 11, 1999, at the offices of Chrisman, Bynum & Johnson, P.C., 1900 15th Street, Boulder, CO, 80302, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.


1. To consider and vote upon the Agreement and Plan of Merger, dated as of December 8, 1998 (the "MERGER AGREEMENT"), by and among Hauser, Zuellig Group N.A., Inc. ("ZGNA"), Zuellig Botanicals, Inc. ("ZBI") and certain other parties, and the issuance by Hauser to ZGNA and ZBI of shares of Hauser common stock, par value $.001 per share, representing 49% of the issued and outstanding shares after giving effect to such issuance, subject to adjustment under certain circumstances;

2. To consider and vote upon the resolution of the Board of Directors, contingent upon approval of the Merger Agreement and the issuance of shares to ZGNA and ZBI, that would effect a reverse stock split of the outstanding shares of common stock, whereby between two (2) and five (5) shares of outstanding common stock would be exchanged for one (1) share of common stock. The exact amount of the reverse stock split, if any, will be determined by Hauser's Board of Directors;


3. To transact such other business as may properly come before the meeting, or any adjournment thereof.



All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on May 10, 1999, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                                      [SIGCUT]

                                          Dean P. Stull, Ph.D.
                                          President and Chief Executive Officer
                                          May 11, 1999



PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                  HAUSER, INC.
                             5555 AIRPORT BOULEVARD
                               BOULDER, CO 80301



                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 1999



    This Proxy Statement (the "PROXY STATEMENT") is being furnished to holders of common stock, par value $.001 per share (the "COMMON STOCK"), of Hauser, Inc., a Colorado corporation ("HAUSER"), in connection with the solicitation of proxies by the Board of Directors of Hauser (the "BOARD") for use at the Special Meeting of Shareholders of Hauser (the "SPECIAL MEETING") to be held at 10:00 a.m. Mountain Time, on June 11, 1999 at the offices of Chrisman, Bynum & Johnson, P.C., 1900 15th Street, Boulder, Colorado, 80302 and at any and all adjournments of the Special Meeting.



    This Proxy Statement relates to the proposed acquisition by Hauser of three subsidiaries of Zuellig Group, N.A., Inc., a Delaware corporation ("ZGNA"), pursuant to the Agreement and Plan of Merger, dated as of December 8, 1998, by and among Hauser, ZGNA, Zuellig Botanicals, Inc., a Delaware corporation and a subsidiary of ZGNA ("ZBI"), and certain other parties (the "MERGER AGREEMENT"). Pursuant to the Merger Agreement, ZGNA and ZBI will receive shares of Common Stock representing 49% of the issued and outstanding shares of Common Stock, after giving effect to such issuance, subject to adjustment as described herein. Pursuant to applicable rules of the NASDAQ National Market, the shareholders of Hauser are requested to consent to the issuance of shares of Common Stock contemplated by the Merger Agreement because the shares to be issued to ZGNA and ZBI exceed 20% of Hauser's outstanding shares of Common Stock and may be deemed to constitute a change in control. The NASDAQ National Market has advised Hauser that under NASDAQ National Market rules, the Merger constitutes a change in control which will require Hauser to meet the requirements for initial listing, including a minimum bid price of $5 per share, in order for Hauser's Common Stock to continue to be listed on the NASDAQ National Market. Consummation of the Merger Agreement is subject to various conditions, including the approval of the Hauser shareholders and the listing of the Common Stock on the NASDAQ National Market or on another stock exchange.



    At the Special Meeting, Hauser shareholders will also be asked to approve the resolution of the Board to effect a reverse stock split of the outstanding shares of Common Stock, with an exchange ratio of between two (2) and five (5) shares (the "REVERSE STOCK SPLIT"). The resolution authorizing the Board to effect the Reverse Stock Split will be effective if (1) the Merger is approved and (2) the Reverse Stock Split is necessary to meet the NASDAQ minimum bid price on the Closing Date of the Merger.



    THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT, THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI AND THE REVERSE STOCK SPLIT. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT AND ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI AND THE REVERSE STOCK SPLIT. THE APPROVAL OF THE MERGER AGREEMENT AND ISSUANCE OF SHARES OF COMMON STOCK TO ZGNA AND ZBI ARE NOT CONTINGENT ON THE APPROVAL OF THE REVERSE STOCK SPLIT, BUT ADOPTION OF THE REVERSE STOCK SPLIT IS CONTINGENT UPON APPROVAL OF THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI.


    SHAREHOLDERS WHO EXECUTE PROXIES FOR THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO HAUSER, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.


    The Board has established May 10, 1999 as the record date (the "RECORD DATE") for the Special Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Special Meeting.



    It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice will be mailed to shareholders on or about May 11, 1999.



    The date of this Proxy Statement is May 11, 1999.

                               TABLE OF CONTENTS


SUMMARY................................................................................          1
RISK FACTORS...........................................................................          4
THE SPECIAL MEETING....................................................................          6
THE MERGER.............................................................................          7
THE MERGER AGREEMENT...................................................................         16
CERTAIN ANCILLARY AGREEMENTS...........................................................         21
MANAGEMENT AFTER THE MERGER............................................................         27
EMPLOYMENT AGREEMENTS..................................................................         28
DESCRIPTION OF HAUSER..................................................................         29
DESCRIPTION OF THE CONTRIBUTED SUBSIDIARIES............................................         30
SELECTED HISTORICAL FINANCIAL DATA OF HAUSER, INC......................................         32
SELECTED FINANCIAL DATA OF THE CONTRIBUTED SUBSIDIARIES................................         34
CONTRIBUTED SUBSIDIARIES MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS............................................................         35
UNAUDITED PRO FORMA FINANCIAL STATEMENTS...............................................         39
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS.........................         48
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS FOLLOWING THE MERGER....         49
ARRANGEMENTS AFFECTING CONTROL OF THE COMPANY..........................................         51
APPROVAL OF REVERSE STOCK SPLIT........................................................         51
INDEPENDENT AUDITORS...................................................................         55
OTHER MATTERS..........................................................................         55
SHAREHOLDER PROPOSALS..................................................................         55
FORWARD LOOKING STATEMENTS.............................................................         55
AVAILABLE INFORMATION..................................................................         55
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE......................................         56


Appendix A--Opinion of Adams Harkness & Hill

Appendix B--Agreement and Plan of Merger dated December 8, 1998, as amended

Appendix C--Form of Governance Agreement, as amended

Appendix D--Audited Financial Statements--Hauser, Inc. as of April 30, 1998 and 1997 and for each of the three fiscal years then ended

Appendix E--Unaudited Financial Statements--Hauser, Inc. as of January 31, 1999 and April 30, 1998 and for the three and nine month periods ended January 31, 1999 and 1998

Appendix F--Hauser, Inc.--Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal years ended April 30, 1998, 1997 and 1996 and for the three and nine month periods ended January 31, 1999 and 1998

Appendix G--Audited Financial Statements--Contributed Subsidiaries--as of March 31, 1998, 1997 and 1996 and for each of the three years in the period ended March 31, 1998


Appendix H--Unaudited Financial Statements--Contributed Subsidiaries--as of January 31, 1999 and March 31, 1998 and for the ten months ended January 31, 1999 and 1998

                                    SUMMARY

    THE FOLLOWING SUMMARY IS INTENDED ONLY TO HIGHLIGHT CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE APPENDIXES HERETO. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. SHAREHOLDERS SHOULD READ CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO HAUSER, ITS SUBSIDIARIES AND AFFILIATES HAS BEEN SUPPLIED BY HAUSER, AND THE INFORMATION WITH RESPECT TO ZGNA, ITS SUBSIDIARIES AND AFFILIATES HAS BEEN SUPPLIED BY ZGNA. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT.

THE COMPANIES

    HAUSER. Hauser is a premier supplier of bulk natural extracts and ingredients to dietary supplement and food ingredient suppliers in the United States. Its proprietary extraction and purification technologies allow the extraction of botanical extracts at a high quality, yield and concentration. Hauser's Technical Services business unit ("TECHNICAL SERVICES") has earned a national reputation for scientific and problem-solving excellence. Technical Services offers innovative technical solutions and has developed expertise in natural product isolation, pharmaceutical development, and food products and nutraceuticals formulation. In December 1998, Hauser announced its intention to terminate its paclitaxel business to focus its corporate resources on its Natural Products and Technical Services business units. The principal executive offices of Hauser are located at 5555 Airport Boulevard, Boulder, CO 80301 and its telephone number is (303) 443-4662.

    ZGNA. ZGNA owns all of the issued and outstanding shares of ZBI, ZetaPharm, Inc., a New York corporation ("ZETAPHARM"), and Wilcox Drug Company, Inc., a Delaware corporation ("WILCOX"). ZBI owns all of the issued and outstanding shares of Zuellig Botanical Extracts, Inc., a Delaware corporation, ("ZBE"). ZetaPharm, Wilcox and ZBE are collectively referred to as the "CONTRIBUTED SUBSIDIARIES" and the shares of common stock of the Contributed Subsidiaries are referred to as the "SUBSIDIARY SHARES". ZGNA, through its subsidiaries, sells nutraceutical extracts and powders, nutritional supplements, pharmaceutical ingredients and food additives used in a variety of products in the dietary supplement, health food, pharmaceutical, and food and beverage industries. Nutraceutical extracts are extracted from botanical products and are used in dietary supplements which may be consumed in capsules, tablets, liquids or as ingredients in processed food. Nutraceutical powders are produced through a milling process and are sold to manufacturers of dietary supplements. In addition, certain subsidiaries are engaged in the cultivation and sourcing of high-quality botanical raw materials used in the manufacture of such products.

    ZBI and Wilcox are suppliers of botanical raw materials worldwide and ZBE sells nutraceutical extracts to manufacturers of dietary supplements in the United States. ZetaPharm imports and sells bulk vitamins, dietary supplements, pharmaceutical ingredients and food additives for the health food, pharmaceutical and food and beverage industries.

    The principal executive offices of ZBE are located at 2550 El Presidio Street, Long Beach, CA 90810 and the telephone number is (310) 637-9566. The principal executive offices of ZetaPharm are located at 70 West 36th Street, New York, NY 10018 and the telephone number is (212) 643-2310. The principal executive offices of Wilcox are located at 755 George Wilson Road, Boone, NC 28697 and the telephone number is (828) 264-3615.

THE SPECIAL MEETING

TIME, PLACE AND DATE


    The Special Meeting will be held at 10:00 am, Mountain Time, on June 11, 1999, at the offices of Chrisman, Bynum & Johnson, P.C., 1900 15th Street, Boulder, CO 80302.

PURPOSE OF THE SPECIAL MEETING


    At the Special Meeting, Hauser shareholders will consider and vote upon the Merger Agreement, the issuance by Hauser of shares of Common Stock to ZGNA and ZBI and the Reverse Stock Split. Hauser shareholders will also consider and vote upon any other matter that may properly come before the Special Meeting. Pursuant to applicable rules of the NASDAQ National Market System, the shareholders of Hauser are requested to consent to the issuance of Common Stock to ZGNA and ZBI pursuant to the Merger Agreement because the shares of Common Stock to be issued to ZGNA and ZBI exceed 20% of Hauser's outstanding shares of Common Stock and may be deemed to constitute a change in control. The purpose of the Reverse Stock Split is to maintain continued listing of Hauser's Common Stock on the NASDAQ National Market System. NASDAQ has advised Hauser that under NASDAQ National Market Place Rules, the Merger constitutes a change in control which will require Hauser to meet the requirements for initial listing, including a minimum bid price of $5 per share, if Hauser's Common Stock is to continue to be listed on the NASDAQ National Market. See "Approval of Reverse Stock Split."


REQUIRED VOTE; RECORD DATE


    The presence in person or by proxy of the holders of forty percent (40%) of the total issued and outstanding shares of Common Stock is necessary in order to constitute a quorum for the Special Meeting. Assuming a quorum is present in person or by proxy, each proposal will be approved if the votes cast in favor of adoption of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on the proposed vote on the Merger Agreement and stock issuance to ZGNA and ZBI or the Reverse Stock Split. Only holders of Common Stock on the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting.


THE MERGER AGREEMENT

GENERAL

    Pursuant to the Merger Agreement, at the Effective Time, a newly formed, wholly owned subsidiary of Hauser will merge into each of the Contributed Subsidiaries (the "MERGER"). As a result of the Merger, each of the Contributed Subsidiaries will become wholly owned subsidiaries of Hauser, and the former shareholders of the Contributed Subsidiaries, ZGNA and ZBI will receive shares of Common Stock aggregating 49% of the issued and outstanding shares of Common Stock after giving effect to such issuance. The number of shares to be issued to ZGNA and ZBI are subject to downward adjustment under certain circumstances. See "THE MERGER AGREEMENT--The Escrow Agreement". The Common Stock issued pursuant to the Merger Agreement will not be registered with the Securities and Exchange Commission and will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. See "THE MERGER AGREEMENT--General".

CONDITIONS

    Consummation of the Merger Agreement is subject to the satisfaction or waiver of conditions, including (i) obtaining requisite Hauser shareholder approval; (ii) the absence of any injunction or other similar order; (iii) the availability of certain financing arrangements; and (iv) the receipt of certain consents or approvals, including the listing of Hauser Common Stock on the NASDAQ National Market or on another stock exchange. See "THE MERGER AGREEMENT--Conditions of the Merger".

TERMINATION

    The Merger Agreement may be terminated at any time with the consent of the parties and under certain other circumstances at the election of either ZGNA or Hauser. If (1) Hauser shareholders do not approve the Merger Agreement, or (2) the Board withdraws, modifies or amends its recommendation that the Merger Agreement be approved by Hauser shareholders, Hauser will be obligated upon termination of the Merger Agreement to pay all of the reasonable out-of-pocket expenses ZGNA incurred in connection with the transaction, up to $500,000. In addition, if Hauser, within 12 months of a termination of the Merger Agreement under the circumstances described above, sells a number of shares of Common Stock equal to 49% or more of the issued and outstanding shares of Common Stock in a sale of securities, merger or reorganization, or sells all or substantially all of its assets, Hauser will be required to pay to ZGNA $1,500,000 as a termination fee. See "THE MERGER AGREEMENT--Break-Up Fee". In addition, Hauser has granted to ZGNA an option to acquire 2,000,000 shares of Common Stock at a price of $4.11 per share (the "OPTION"). The Option becomes exercisable if the Merger does not occur and Hauser, within nine months of the termination of the Merger Agreement, has had 20% or more of its stock acquired by, has merged with, or has sold all or substantially all its assets to a person or entity other than ZGNA or its affiliates. See "CERTAIN ANCILLARY AGREEMENTS--Agreement for Option to Acquire Common Stock of Hauser".

GOVERNANCE AND MANAGEMENT OF HAUSER AFTER THE MERGER

    Upon consummation of the Merger, the Board will consist of nine directors, three of whom will be appointed by the current Board (the "CONTINUING DIRECTORS"), three of whom will be appointed by ZGNA (the "ZGNA DIRECTORS"), and three of whom will be independent directors (the "INDEPENDENT DIRECTORS"). ZGNA and ZBI have agreed to vote the Common Stock owned by them for the persons designated as Independent Directors and Continuing Directors for five years, unless ZGNA owns less than 20% of the Common Stock. In addition, at the time of the Merger, Mr. Volker Wypyszyk, the Chief Executive Officer of ZGNA, will become the Co-Chief Executive Officer of Hauser with Dr. Dean Stull. See "MANAGEMENT AFTER THE MERGER".

RECOMMENDATION OF THE BOARD

    THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI. SEE "THE SPECIAL MEETING--PURPOSE OF THE SPECIAL MEETING".


    THE BOARD HAS UNANIMOUSLY APPROVED THE REVERSE STOCK SPLIT AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REVERSE STOCK SPLIT.


OPINION OF FINANCIAL ADVISOR

    Adams, Harkness & Hill, Inc., the financial advisor to the Board ("AHH"), delivered its written opinion to the Board to the effect that as of December 8, 1998, the consideration to be paid to ZGNA and ZBI pursuant to the Merger Agreement was fair to the Hauser shareholders, from a financial point of view. The full text of the written opinion of AHH, which sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Appendix A. HOLDERS OF COMMON STOCK ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. See "THE MERGER--Opinion of Hauser's Financial Advisors".

                                  RISK FACTORS

    Holders of Common Stock should consider carefully all of the information contained in this Proxy Statement, including the following risk factors:

INTEGRATION OF COMPANIES MAY NOT BE SUCCESSFUL

    Hauser entered into the Merger Agreement with the expectation that the Merger will result in certain benefits to Hauser's business operations and activities in the extract and nutraceutical markets. Achieving the benefits of the Merger will depend in part upon the integration of the businesses of Hauser and the Contributed Subsidiaries in an efficient manner, and there can be no assurance that this will occur. The transition to a combined company will require substantial attention from management. Hauser management does not have the experience in integrating diverse operations on the scale represented by the Merger. The diversion of management attention and any difficulties encountered in the transition process could have an adverse effect on the revenues and operating results of Hauser. In addition, the process of combining the two organizations could cause the interruption of, or a disruption in, the activities of the businesses of Hauser, which could have a material adverse effect on Hauser. There can be no assurance that Hauser will realize any of the anticipated benefits of the Merger.

DILUTION OF OWNERSHIP INTEREST

    Following the Merger, the current shareholders of Hauser will own approximately 51%, subject to adjustment under certain circumstances, (see "THE MERGER AGREEMENT--The Escrow Agreement") of the outstanding shares of Common Stock. This represents substantial dilution of the ownership interest in Hauser of the current Hauser shareholders.

THIRD PARTIES MAY BE LESS LIKELY TO ATTEMPT TO GAIN CONTROL OF HAUSER

    Following the Merger, ZGNA and ZBI will hold shares of Common Stock aggregating 49% of the issued and outstanding shares of Common Stock, subject to downward adjustment under certain circumstances. Members of Hauser's management will hold approximately 3% of the issued and outstanding shares of Common Stock. Therefore, the management and affiliates of Hauser will hold an aggregate of approximately 52% of the Common Stock, as compared to the approximately 8% currently owned by management. Thus, members of Hauser's management and its affiliates will be able to largely determine the outcome of corporate actions requiring shareholder approval and otherwise to control the business of Hauser. Such control could preclude any unsolicited acquisition of Hauser and consequently adversely affect the market price of the Common Stock or make it less likely that shareholders will be able to participate in a transaction in which they might be offered a premium over the market price for their shares.

    In addition, ZGNA and ZBI have agreed, for a period of 18 months from the Closing Date and with certain limited exceptions, not to sell or otherwise dispose of any shares of Common Stock without the prior written consent of the Board. See "THE MERGER AGREEMENT--Certain Covenants and Agreements--Standstill Agreement." This may also make it less likely during such period that a third party would attempt to gain control of Hauser, and could have the results described above.

NUTRACEUTICAL EXTRACTS--SUPPLIERS AND CUSTOMERS

    For the past eight years, ZBE has purchased approximately 80% of its annual requirements of nutraceutical extracts from two subsidiaries of Martin Bauer GmbH & Co., a German manufacturer ("MARTIN BAUER"). The purchases have been made pursuant to an agreement which designated ZBE as the exclusive distributor for such products in the United States and Canada. A notice of termination was given to ZBE by the suppliers in July 1998. Thus far, such termination has not had an impact on ZBE's results of operations, and Martin Bauer continues to sell nutraceutical extracts to ZBE. Hauser intends and believes that it has the capability to manufacture most of the extracts previously supplied to ZBE pursuant to the distribution agreement or to acquire such products from third parties. However, Hauser will not be able to supply all of the nutraceutical extract requirements of ZBE at the time of the Merger. Hauser will need to expand its production staff, acquire and modify plant and equipment, and develop particular expertise to manufacture certain products. Customers of ZBE have generally indicated to ZBE that Hauser-manufactured nutraceutical extracts, meeting customer specifications, would be acceptable. Although Hauser believes that it has both the technical ability and manufacturing capacity to manufacture such extracts, there can be no assurance that Hauser will be able to produce all of such nutraceutical extracts required by ZBE or that all of the present ZBE customers will accept nutraceutical extracts produced by Hauser.


COMPETITION FOR CUSTOMERS AND RAW MATERIALS

    Nutraceutical extracts have historically been produced by relatively small companies. However, because the market for consumer products containing such extracts has grown at the rate of 15% or more in each of the past three years, larger companies, including pharmaceutical companies, are beginning to sell consumers products that contain nutraceutical extracts. Such companies have stronger financial, research, technical, manufacturing, marketing and sales capabilities than Hauser and, therefore, can become effective competitors of Hauser.


    Hauser expects that Martin Bauer will seek to compete with Hauser in the sale of nutraceutical extracts to those customers of ZBE which previously purchased products manufactured by Martin Bauer and to other potential customers.


    Since nutraceutical extracts are derived from botanical raw materials, a substantial portion of which are collected in the wild, the ability to locate such products and purchase them at competitive prices plays a significant, if not determinative, role in the capability of a manufacturer to produce nutraceutical extracts. The continued growth of the nutraceutical extract market will increase the competition for the purchase of botanical products and will likely increase the price of such products. Adverse growing conditions, loss of habitat, plant disease and international political conditions can also reduce the amount of botanical raw materials which are available to manufacturers of extracts.

BUSINESS CONCENTRATION

    Although the Merger will provide Hauser with a much broader product range and potential geographic scope of customers, Hauser will no longer be in the paclitaxel business and the herb, nutraceutical and extracts business will be a far higher percentage of total revenues relative to its Technical Services division. As such, Hauser will be more greatly affected by any adverse business conditions unique to the herb, nutraceutical or extracts business. Rapid growth in the herb and nutraceuticals industry in general has tended in the recent past to be significantly affected by "new" products gaining the attention of the consuming public. If new products do not become available or attract the attention of the consuming public, or if the consuming public in general becomes less interested in natural health products, the growth rate of consumer health products could decline or even reverse. See "Unaudited Pro Forma Financial Statements".

NASDAQ NATIONAL MARKET

    NASDAQ has advised Hauser that it must file an initial listing application to satisfy the qualitative and quantitative listing requirements for listing on the National Market, including the minimum bid price of $5.00 per share, because, under NASDAQ National Market Place Rules, the Merger constitutes a change in control. It is a condition of the Merger that Hauser's Common Stock be listed on the National Market or on another stock exchange. Hauser has filed an initial listing application for the Common Stock, including the shares to be issued in connection with the Merger. There can be no assurance, however, that Hauser will satisfy the initial listing requirements even if the Reverse Split is approved or that Hauser will continue to satisfy the NASDAQ National Market requirements in the future. If Hauser's application for listing is not approved, there can be no assurance that Hauser will meet the requirements for listing on any other established trading market, including AMEX or the NASDAQ Small Cap Market.

                              THE SPECIAL MEETING

PURPOSE OF THE SPECIAL MEETING


    At the Special Meeting, Hauser shareholders will consider and vote upon the Merger Agreement, the issuance of Common Stock to ZGNA and ZBI and the Reverse Stock Split. Hauser shareholders will also consider and vote upon any other matter that may properly come before the Special Meeting.



    Pursuant to applicable rules of the NASDAQ National Market, Hauser's shareholders are requested to approve the issuance of Common Stock to ZGNA and ZBI in accordance with the Merger Agreement because the Common Stock to be issued exceeds 20% of Hauser's outstanding shares of Common Stock and may be deemed to constitute a change in control. In addition, to permit Hauser Common Stock to continue to be listed on the NASDAQ National Market, Hauser is requesting its shareholders approve the Reverse Stock Split if the Common Stock does not meet the minimum bid price of $5.00 per share on the Closing Date of the Merger. See "Approval of the Reverse Stock Split".



    The Board has unanimously approved the Merger Agreement and issuance of Common Stock to ZGNA and ZBI and the Reverse Stock Split. The Board unanimously recommends that shareholders vote FOR the approval of the Merger Agreement, the issuance of Common Stock to ZGNA and ZBI and the Reverse Stock Split. THE APPROVAL OF THE MERGER AGREEMENT IS NOT CONTINGENT UPON APPROVAL OF THE REVERSE STOCK SPLIT; HOWEVER, ZGNA AND ZBI ARE NOT OBLIGATED TO CAUSE THE MERGER TO OCCUR IF HAUSER COMMON STOCK IS NOT LISTED ON THE NASDAQ NATIONAL MARKET, OR ON SOME OTHER STOCK EXCHANGE. ADOPTION OF THE REVERSE STOCK SPLIT IS CONTINGENT UPON APPROVAL OF THE MERGER AGREEMENT.


REQUIRED VOTE; RECORD DATE


    The presence in person or by proxy of the holders of forty percent (40%) of the total issued and outstanding shares of Common Stock is necessary in order to constitute a quorum for the Special Meeting. Assuming a quorum is present in person or by proxy, each proposal will be approved if the votes cast in favor of adoption of the proposal exceed the votes cast against the proposal. Broker non-votes and abstentions, if any, will not be included in vote totals and, as such, will have no effect on the proposals relating to the Merger Agreement or the Reverse Stock Split.



    The Board has fixed May 10, 1999 as the Record Date for determining holders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 10,472,063 shares of Common Stock outstanding, each of which entitles the holder thereof to one vote on each matter to come before the Special Meeting. Hauser also has authorized 800,000 shares of preferred stock, $1.00 par value, none of which were outstanding as of the Record Date.



    If the enclosed proxy card is properly executed and received by Hauser in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. PROPERLY EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI AND FOR APPROVAL OF THE REVERSE STOCK SPLIT.

SOLICITATION OF PROXIES


    The costs of the Special Meeting, including the costs of preparing and mailing the Proxy Statement, Notice and Proxy Card, will be borne by Hauser. Hauser has retained Georgeson & Company, Inc., Wall Street Plaza, New York, New York, to assist with the solicitation of proxies. It is estimated that the fees for such firm's services will be $25,000 plus its reasonable out-of-pocket expenses. Hauser may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. Hauser will also request banks, brokers, and others who hold shares of Common Stock in nominee names to distribute proxy solicitation materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.


                                   THE MERGER

BACKGROUND OF THE MERGER

    Since fiscal year 1997, during strategic planning sessions, budgeting meetings and meetings of the Board of Directors, Hauser's management and Board have been discussing the need to expand Hauser's sales force in the nutraceuticals market and to acquire a significant source of raw material supply.


    In December 1997, ZGNA initiated discussions with Hauser regarding a possible business combination. At that time, ZGNA was in discussions with Martin Bauer regarding the purchase by Martin Bauer of equity in ZGNA. The Martin Bauer discussions also contemplated the acquisition of a facility in the United States by ZGNA for the manufacturing of nutraceutical extracts which had been supplied to ZGNA by Martin Bauer from its facilities located in Germany. In the Martin Bauer discussions, a business combination with Hauser was considered as the preferred means of obtaining such a United States facility. ZGNA and Hauser exchanged confidentiality agreements in January 1998, and Hauser was advised by ZGNA of the discussions with Martin Bauer.


    In February 1998, the Board met with representatives of AHH, an investment banking firm with experience in providing advice to participants in the dietary supplement industry, and other investment banking firms, to discuss possible engagement as its investment advisor in connection with potential strategic business transactions.

    In May 1998, ZGNA and Martin Bauer met with Hauser in Boulder, Colorado, to discuss a possible business combination and to tour the herbal extract manufacturing facilities of Hauser.

    In June 1998, Hauser retained AHH to advise Hauser in the discussions with ZGNA and Martin Bauer.

    In June 1998, Martin Bauer terminated discussions with ZGNA stating that the business structure proposed by ZGNA for the combination with Hauser, whereby the Contributed Subsidiaries would have merged with Hauser, was not acceptable. Martin Bauer advised that it was not prepared to contribute what it viewed as its United States sales of nutraceutical extracts to Hauser, a public company, in which Martin Bauer would have only a minority interest through its ownership of ZGNA equity. ZGNA notified Hauser that the discussions with Martin Bauer had terminated.

    During the period from July 1998 through early December 1998, Hauser and ZGNA continued to discuss a combination of Hauser and the Contributed Subsidiaries and the terms upon which it could occur. During such period, investment banking, accounting and legal representatives of Hauser and ZGNA engaged in due diligence efforts on behalf of their respective clients.

    During August 1998, management of ZGNA and Hauser discussed a possible business combination in general terms. Hauser's advisors and management discussed with the Board the business, accounting and legal issues regarding a proposed transaction.

    On September 11, 1998, ZGNA and Hauser met to discuss the capital needs of Hauser and a transaction structure including a proposed combination of the nutruceutical extract businesses of Hauser and ZGNA. At the meeting, ZGNA and Hauser management also discussed (a) a potential purchase by ZGNA of $3 to $5 million of Hauser's raw material inventory to provide additional cash to Hauser and (b) the terms of a contemplated post-merger credit facility for Hauser.


    On September 24, 1998, ZGNA made a proposal to Hauser that included (a) a $6,000,000 investment by ZGNA in Hauser preferred stock representing 19.9% of the issued and outstanding Common Stock on a pre-issuance "as-converted" basis,
(b) ZGNA providing raw material sourcing to Hauser and (c) ZGNA becoming the exclusive distributor of Hauser's products.


    On October 2, 1998, management of ZGNA and Hauser and their respective investment advisors met at the New York City offices of The Beacon Group Capital Services, LLC, investment advisors to ZGNA, to discuss the proposed business combination. The discussion resulted in a proposal that the Contributed Subsidiaries be merged with Hauser subsidiaries and that Hauser Common Stock be issued to ZGNA.

    On October 16, 1998, management, legal counsel and representatives of AHH held a telephone conference call with ZGNA's management, legal counsel and investment advisors, to discuss the valuation, legal issues, transaction terms, status of due diligence and bank credit facility. Extensive discussions were held on the possible purchase by ZGNA of $6,000,000 of Hauser preferred stock.

    On November 16, 1998, Hauser's management, legal counsel and investment advisor and ZGNA's management, legal counsel and investment advisors, held a conference call to resolve the valuation issues, inventory purchase, Option Agreement terms, option to purchase the powders business of ZBI, limitations on ZGNA reselling Hauser stock, break-up fees, and the adjustment which would occur if Hauser was successful in selling the paclitaxel assets. Prior to that call, Hauser presented ZGNA and its advisors with a written summary of its positions.

    During the Merger discussions with ZGNA, Hauser received inquiries, from time to time, from other companies regarding possible business combinations. Such inquiries were reviewed by AHH and discussions were entered into with one company. No proposals were presented to Hauser after any such inquiries from, or discussions with, third parties.

    On December 8, 1998, Hauser, ZGNA and ZBI entered into the Merger Agreement with the approval of the Board following a meeting in which Hauser representatives described the final terms of the Merger Agreement and several other agreements (collectively, the "ANCILLARY AGREEMENTS"), including a Governance Agreement (the "GOVERNANCE AGREEMENT") which would establish both the membership of the Board after the Merger and the corporate governance obligations of ZGNA during the five-year period after the Merger. The final transaction terms approved at the December 8 Board meeting included merger of three newly formed subsidiaries of Hauser with and into the Contributed Subsidiaries, issuance to ZGNA and ZBI of shares of Common Stock of Hauser representing 49% of the issued and outstanding shares of Common Stock, subject to adjustment under certain circumstances, and agreements as to inventory purchase, registration rights, an option for Hauser to purchase the powders business of ZBI, an option for ZGNA to acquire Common Stock under certain circumstances if the Merger does not occur, and certain other matters. See "THE MERGER AGREEMENT", "CERTAIN ANCILLARY AGREEMENTS" and "MANAGEMENT AFTER THE MERGER" for a detailed description of the final transaction terms. At such meeting, AHH advised that the Merger was fair to the Hauser shareholders from a financial point of view. See "THE MERGER--Opinion of Hauser's Financial Advisors".

    In February 1999, the parties amended the Merger Agreement to (i) change the required shareholder vote needed to approve the Merger from a majority of all outstanding shares to a majority of the quorum present in person or by proxy at the Special Meeting in order to conform to a lower quorum requirement as permitted by Colorado law, (ii) provide for settlement of disputes by arbitration, and (iii) make changes to the Escrow Agreement to (a) clarify the definition of paclitaxel business, (b) clarify the procedures by which shares held in escrow will be delivered from escrow and (c) clarify the minimum number of shares to which ZGNA and ZBI are entitled, (iv) make changes to the Governance Agreement to clarify provisions relating to the replacement of directors and quorums, (v) provide that ZBI license the trade name "Zuellig Botanical Extracts" and mark "Botanicals International" to ZBE and (vi) provide that the goodwill associated with the use of the licensed trade name and licensed mark will not be considered an asset of, or increase the value of, ZBI for purposes of determining purchase price under the Powders Option Agreement (as hereinafter defined).


HAUSER'S REASONS FOR THE MERGER

    In reaching its determination to approve and recommend the Merger Agreement and related documents, the Board consulted with Hauser's management and its financial, accounting and legal advisors. After careful deliberation of presentations by such advisors and other factors discussed below, the Board determined that the Merger, including the terms of the Merger Agreement and Ancillary Agreements, is in the best interests of Hauser and its shareholders. The Board considered a number of factors, including the future prospects of Hauser following the Merger, the businesses of Hauser and the Contributed Subsidiaries and the fairness of the terms of the Merger Agreement and the Ancillary Agreements from an economic and commercial standpoint.

    Specific factors that the Board considered included the following:

       (1) Hauser and the Contributed Subsidiaries bring unique and complementary strengths in nutraceutical sourcing, sales, manufacturing, and extract functions and markets to the proposed combined business enterprise. Hauser has developed expertise in proprietary extraction and purification technologies which enable the production of purified materials with a readily ascertainable concentration of active ingredients. The strength of the Contributed Subsidiaries include their superior raw biomass material sourcing capabilities and an established sales force in the nutrition supplements, fine chemicals, generic pharmaceutical products and botanical raw materials markets. The combination of Hauser's technical and manufacturing expertise with the sourcing and sales and marketing experience of the Contributed Subsidiaries represents an opportunity for significant revenue and profit enhancement for Hauser following the Merger. The success of the combined business enterprise depends, however, on the ability of Hauser to continue to employ the sales force and distribution network of the Contributed Subsidiaries and to successfully integrate Hauser, the Contributed Subsidiaries and their employees after the Merger.

       (2) Following the Merger, Hauser expects to increase its market share to become a leading supplier of herbal extracts, botanical raw materials, and related products to the nutritional market in the United States. Hauser believes it will be the only United States based company with a fully vertically integrated operation able to source, process, manufacture, and distribute nutraceuticals to the wholesale market including branded product sellers. In addition, Hauser's integrated research and development capability and proprietary extraction technology will uniquely allow it to work with its customers to provide a full range of solutions to their product needs.

       (3) Because of the reputation and experience of Wilcox as a purchaser of botanical raw materials and as a cultivator of botanicals, the Merger will provide additional sources, worldwide, from which Hauser may obtain the botanical raw materials required for the manufacturing of nutraceutical extracts.

       (4) The Merger will permit Hauser to focus its manufacturing facilities and capabilities in a market where Hauser has demonstrated an ability to substantially increase its revenues. Currently, Hauser's manufacturing plant is operating at only approximately 35% to 40% of capacity, excluding equipment which will be decommissioned or sold as a result of terminating its involvement in the production of paclitaxel. Most of that capacity is available for production of products currently marketed by the Contributed Subsidiaries.

       (5) The Merger will provide financing to Hauser through the credit agreement with Wells Fargo Bank, National Association (the "Bank"). The credit agreement will provide a $35.0 million line of credit and a $10.0 million fixed asset line in support of the merged companies. As Hauser will also assume approximately $19.0 million of the Contributed Subsidiaries' bank debt, Hauser may borrow up to $20.0 million from the Bank, and expects to apply approximately $10.0 million to capital expenditures and $10.0 million to working capital. Additionally, Hauser will repay its $6.0 million indebtedness to First National Bank of Boston.

    In reaching its conclusions that the Merger Agreement is in the best interests of Hauser and its shareholders, the Board also considered, among other things, the following factors: (1) its knowledge of the business, operations, properties, assets, financial condition, operating results and prospects of Hauser and the Contributed Subsidiaries; (2) current industry, economic and market conditions; (3) presentations by Hauser's management with respect to the transactions contemplated by the Merger Agreement; (4) the opinion of AHH as to the fairness, from a financial point of view, of the terms of the Merger Agreement to Hauser and its shareholders; (5) the terms of the Merger Agreement (see "THE MERGER AGREEMENT"); and (6) the opportunity for Hauser shareholders to participate in a larger, more diversified company.


    The Board also considered the risks in the transaction, including the potential for downward pricing pressure on Hauser's products as larger companies enter the nutraceuticals business, the inherent challenges of integrating two separate organizations, the need to modify and expand both the work force and production capability of Hauser to fulfill the need for products previously supplied to the Contributed Subsidiaries by Martin Bauer, the need to acquire from third parties some products previously supplied from other sources which Hauser does not have the capacity to produce in the short term, the dilution of ownership interest of current Hauser shareholders, that as a result of the Merger Agreement Hauser shareholders may be less likely to participate in a transaction in which a third party would offer a premium over market price for their shares, competition for customers and raw materials, the breakup fee, accounting and tax issues and increased business concentration of Hauser following the sale of its paclitaxel assets.


    The above discussion includes all material factors, including negative factors, considered by the Board in approving the Merger Agreement.

    In view of the variety of factors considered in connection with its evaluation of the Merger Agreement, the Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination.

    ACCORDINGLY, THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND ANCILLARY AGREEMENTS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the recommendation of the Board to approve the Merger Agreement, shareholders should be aware that certain members of Hauser's management and the Board have interests in the transactions contemplated by the Merger Agreement in addition to the interests in the Merger Agreement as shareholders of Hauser generally.

    OPTION PLANS


    Pursuant to Hauser's 1999 Incentive Bonus Plan (the "1999 BONUS PLAN"), 281,300 options granted under the 1999 Bonus Plan will become immediately vested and exercisable upon a change of control of Hauser. Of this amount, 219,552, or 78% of the options granted under the 1999 Bonus Plan are held by executive officers of Hauser or its wholly owned subsidiary. The proposed stock issuance to ZGNA and ZBI constitutes a change of control of Hauser for the purpose of the 1999 Bonus Plan.


    DIRECTORS AND OFFICERS

    Upon completion of the Merger, the Board will consist of nine directors, three of whom will be directors currently serving on Hauser's Board, namely, Dr. Stull, currently Chief Executive Officer and Chairman of the Board, who will be Chairman of the Board and a Co-Chief Executive Officer of Hauser following the Merger, William E. Coleman, an outside director, and Robert F. Saydah, an outside director. The remaining current directors will resign from the Board and no longer be directors of Hauser after the Merger.

    In addition, the Board and management of Hauser determined that since the Contributed Subsidiaries have employment agreements with certain of their executives which would continue with Hauser or its subsidiaries after the Merger, it would be appropriate and in the best interests of Hauser and its shareholders to have corresponding employment agreements with Dr. Stull, Martin
C. Wehr, currently Chief Operating Officer of Hauser, and David I. Rosenthal, currently Chief Financial Officer of Hauser. See "MANAGEMENT AFTER THE MERGER". It is unlikely such agreements will be entered into with Messrs. Stull, Wehr and Rosenthal if the Merger does not close.

    On January 27, 1999, the Compensation Committee of the Board recognized the long term board service of Drs. Cristol and Tolbert, founding directors of Hauser, by extending the exercise period of a total of 16,700 non-statutory stock options held by them contingent upon shareholder approval of the Merger. The exercise period of the options that were extended all expired less than five years from January 27, 1999. The expiration date on these options was extended five years from their original expiration date.

    Other than as provided herein, no officer or director has any interest in the Merger other than as a shareholder or any agreement or understanding with Hauser which provides for any increased or accelerated benefit or payment upon the Merger or a change in control of Hauser.

OPINION OF HAUSER'S FINANCIAL ADVISOR

    AHH was retained by Hauser in February 1998 and signed an exclusive engagement agreement with Hauser on June 1, 1998, to participate in the negotiation, review and analysis of the terms of any proposed strategic transaction and related transactions and documentation and, at the request of the Board, render a written opinion to the Board concerning the fairness from a financial point of view, to Hauser and its shareholders, of the consideration received by or paid by Hauser in the strategic transaction.

    AHH delivered to the Board on December 1, 1998, its oral opinion, subsequently confirmed in writing as of December 8, 1998, to the effect that, as of the date of the written opinion, based on and subject to the assumptions, factors and limitations set forth in the opinion and as described below, the consideration proposed to be received by ZGNA and ZBI in the Merger was fair, from a financial point of view, to Hauser and its shareholders. THE FULL TEXT OF THE OPINION LETTER DATED DECEMBER 8, 1998, FROM AHH (THE "AHH OPINION"), WHICH SETS FORTH THE PROCEDURES FOLLOWED, THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE

REVIEW UNDERTAKEN BY AHH, IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. ALL SHAREHOLDERS ARE URGED TO READ THE AHH OPINION IN ITS ENTIRETY.

    NOTE THAT CAPITALIZED TERMS USED IN THIS DESCRIPTION OF THE OPINION HAVE THE MEANING ASCRIBED TO THEM IN THE AHH OPINION AND NOT IN THIS PROXY STATEMENT, EXCEPT WHERE OTHERWISE INDICATED.

    The AHH Opinion was rendered to the Board and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the Special Meeting. The AHH Opinion does not address the Company's underlying business decision to proceed with or effect the Merger.

    In arriving at the AHH Opinion, AHH (1) reviewed Hauser's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended April 30, 1998, and Hauser's Form 10-Q and the related unaudited financial information for the six month period ended October 31, 1998; (2) reviewed the audited financial statements of ZGNA, Wilcox and ZetaPharm for the three fiscal years ended March 31, 1998, and the audited financial statements of ZBI for the two fiscal years ended March 31, 1997; (3) analyzed certain internal financial statements and other financial and operating data concerning Hauser prepared by the management of Hauser; (4) analyzed certain internal financial statements and other financial and operating data concerning the Contributed Subsidiaries prepared by the management of ZGNA; (5) analyzed the potential pro forma financial effects of the Merger on Hauser and the Contributed Subsidiaries; (6) conducted due diligence discussions with members of senior management of Hauser and ZGNA and discussed with members of senior management of Hauser and ZGNA their views regarding future business, financial and operating benefits arising from the Merger; (7) reviewed the historical market prices and trading activity for the Common Stock and compared them with those of certain publicly traded companies (collectively, the "PEER GROUPS") it deemed to be relevant and comparable to Hauser and the Contributed Subsidiaries, respectively; (8) compared the results of operations of Hauser and the Contributed Subsidiaries with that of companies making up the Peer Groups; (9) compared the financial terms of the Merger with the financial terms of certain other mergers and acquisitions it deemed to be relevant and comparable to the Merger; (10) participated in certain discussions among representatives of Hauser and ZGNA and their financial and legal advisors; (11) reviewed the Merger Agreement and agreements which are Exhibits thereto; and (12) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

    In delivering the AHH Opinion to the Board, AHH prepared and delivered to the Board certain written materials containing various analyses and other information material to the AHH Opinion. The following is a summary of these materials.

    MARKET ANALYSIS. AHH reviewed general background information and selected market trading data for Hauser relative to three Peer Groups consisting of publicly traded companies: (1) seven branded nutritional supplement manufacturers; (2) six private label nutritional supplement manufacturers; and
(3) seven value added distributors of specialty raw materials.

    IMPLIED TRANSACTION ECONOMICS. Based on the 20 day trading average of the Common Stock as of November 25, 1998, of $3.594 and the proposed amount of Common Stock to be issued by Hauser, AHH calculated an implied Market Value (i.e., the product of the 20 day trading average and the proposed number of shares of Common Stock) as of that date of the Contributed Subsidiaries of $36,137,000 and, including long term debt of $6,000,000, an implied Enterprise Value (i.e., Market Value plus long term debt assumed) of $42,137,000 for the Contributed Subsidiaries. These implied values served as the numerator for various ratios, being: (1) Enterprise Value divided by last twelve months ("LTM") revenue; (2) Enterprise Value divided by LTM earnings before interest and taxes; (3) Market Value divided by LTM net profit after taxes; and (4) Market Value divided by book value. Because of the diverse nature of the combined companies, the ratios were then compared to ratios derived from the three Peer Groups and 22 merger or acquisition transactions (the "PRECEDENT TRANSACTIONS") announced since May 1996. (Of the 22 announced transactions, 21 were completed and one was terminated prior to completion). The Precedent Transactions were considered representative of recent transactions in the natural products industry and believed to possess characteristics similar to the Merger. In each case the value range and a mean excluding maximum and minimum values ("adjusted mean") were calculated and compared to the Merger.

    For the Merger, the ratio of Enterprise Value to LTM revenue (i.e., the consideration paid by Hauser relative to the Contributed Subsidiaries) was 2.1x, while the adjusted means from the Peer Groups and the Precedent Transactions ranged between 1.0x and 2.3x, representing a range of $87.6 million to $201.5 million. For the Merger, the ratio of Enterprise Value to LTM earnings before interest and taxes was 10.2x, while the adjusted means from the Peer Groups and the Precedent Transactions ranged between 8.8x and 18.4x, representing a range of $36.4 million to $76.1 million. For the Merger, the ratio of Market Value to LTM to net profit after taxes was 27.5x, while the adjusted means from the Peer Groups and the Precedent Transactions ranged between 12.8x and 31.6x, representing a range of $16.8 million to $41.5 million. For the Merger, the ratio of Market Value to book value was 3.5x, while the adjusted means from the Peer Groups and the Precedent Transactions ranged between 2.2x and 10.9x, representing a range of $23.0 million to $114.2 million. No one ratio was determinative and each was considered in the analysis. Because of the nature and timing of available data for the Contributed Subsidiaries, forecast data for the Contributed Subsidiaries' fiscal year ending March 1999 was used in lieu of LTM data in the calculation of the ratios.

    DILUTION/ACCRETION ANALYSIS. AHH examined the hypothetical pro forma effect of the Merger on Hauser's forecasted earnings per share for the fiscal years 1999 and 2000, without synergies or efficiencies anticipated by Hauser or ZGNA management. This analysis indicated that the transaction would be accretive to per share earnings in fiscal 2000. Estimated earnings for Hauser were based on internal financial planning data furnished to AHH by management of Hauser. Estimated earnings for the Contributed Subsidiaries were based on internal financial planning data furnished to AHH by management of ZGNA and reviewed by management of Hauser.

    CONTRIBUTION ANALYSIS. AHH also analyzed the expected relative contributions of the Contributed Subsidiaries and Hauser to revenue, gross profit and operating profit for fiscal year 1999 and fiscal year 2000, based upon the above described forecasts of the Contributed Subsidiaries and Hauser. The analysis was done without consideration of expected synergies or efficiencies or the one month difference in the fiscal year ends of the Contributed Subsidiaries relative to Hauser. The analysis indicated that during these periods Hauser's contribution to combined revenues would range from 29.1% and 31.9%, Hauser's contribution to gross profit would range from 47.5% to 50.4% and Hauser's contribution to operating profit for FY 2000 would represent 66.3% of the total figure. Based upon these figures, the Contributed Subsidiaries' implied valuation would range from minimal to $91 million, with an average of $54 million.

    In reaching its conclusion as to the fairness of the consideration to be received in the Merger and in its presentation to the Board, AHH did not rely on any single analysis or factor described above, assign relative weights to the analyses or factors considered by it, or make any conclusions as to how the results of any given analysis, taken alone, supported the AHH Opinion. The preparation of a fairness opinion is a complete process and not necessarily susceptible to partial analyses or summary description. AHH believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, would create a misleading view of the processes underlying the AHH Opinion. The analyses of AHH are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Analyses relating to the value of companies do not purport to be appraisals or valuations or necessarily reflect the price at which companies may actually be sold. No company or transaction used in any comparable analysis as a comparison is identical to the Contributed Subsidiaries or Hauser, or the Merger. Accordingly, an analysis of the results is not mathematical; rather, it involves complex considerations and judgments concerning differences in the various characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies to which the Contributed Subsidiaries and Hauser were compared.


    In connection with its review and arriving at its fairness opinion, AHH did not independently verify any information received from Hauser, ZGNA or Contributed Subsidiaries, but relied on such information, and assumed that all such information was complete and accurate in all material respects. With respect to any internal forecasts reviewed relating to the prospects of Hauser and the Contributed Subsidiaries, it has assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of Hauser's and ZGNA's management as to the future financial performance of Hauser and the Contributed Subsidiaries. The fairness opinion was rendered on the basis of securities market conditions prevailing as of the date of the opinion and on the conditions and prospects, financial and otherwise, of Hauser and the Contributed Subsidiaries as known to it on the date thereof. AHH did not conduct, nor did it receive copies of, any independent valuation or appraisal of any of the assets of Hauser and the Contributed Subsidiaries. In addition, it assumed, with the consent of Hauser, that: (1) the Merger will be accounted for under the purchase method in accordance with generally accepted accounting principles as described in Accounting Principles Board Opinion Number 16; (2) the Merger will constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended; and (3) any material liabilities (contingent or otherwise, known or unknown) of Hauser and the Contributed Subsidiaries are as set forth in the financial statements of Hauser and the Contributed Subsidiaries, respectively. Hauser did not set limitations on the scope of AHH's investigation or the procedures to be followed in rendering its opinion.


    Financial planning data and forecasts of Hauser and the Contributed Subsidiaries was prepared based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions, and actual results could vary significantly from those set forth in such financial planning data. AHH has assumed no liability for such financial planning data and forecasts.


    AHH, as a customary part of its investment banking business, is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, underwritings and other distributions of securities, private placements and evaluations for estate, corporate and other purposes. The Board selected AHH because of its expertise, reputation and familiarity with the nutraceuticals and nutritional supplement industry in general. AHH did not make a market in the Common Stock as of the date of the AHH Opinion. AHH currently makes a market in the Common Stock and intends to provide analyst coverage of Hauser. In the ordinary course of its business, AHH and its affiliates may actively trade securities of Hauser for its own account or the accounts of its customers and, accordingly, may at any time hold a long or short position in the securities.



    For rendering its services to Hauser's Board in connection with the Merger, Hauser paid AHH a $50,000 non-refundable cash retainer and will pay $150,000 for rendering the AHH Opinion. At the Closing, Hauser will pay 1.5% of the total consideration paid in the transaction upon consummation of the Merger. Hauser estimates that the total fee payable to AHH at Closing will be approximately $750,000, based upon the fair market value of Hauser's Common Stock as of March 31, 1999. The contingent nature of a portion of these fees may have created a potential conflict of interest in that Hauser would be unlikely to consummate the Merger unless it had received the AHH Opinion. Whether or not the Merger is consummated, Hauser has agreed to pay the reasonable out-of-pocket expenses of AHH and to indemnify AHH against certain liabilities incurred (including liabilities under the federal securities laws) in connection with the engagement of AHH by Hauser or the Merger. AHH had not otherwise been previously engaged by, or provided services to, Hauser in the preceding two years.

DISSENTERS' RIGHTS

    If the Merger Agreement and issuance of Common Stock to ZGNA and ZBI are approved and the Merger is consummated, Hauser shareholders who oppose the proposal will not have dissenters' rights to receive cash payment for the fair market value of their shares under the Colorado Business Corporation Act or otherwise.

NASDAQ LISTING

    NASDAQ has advised Hauser that the continued listing of Hauser's Common Stock on the NASDAQ National Market requires Hauser to file an initial listing application and to satisfy the requirements of such listing, including the minimum bid of $5.00 per share, because, under NASDAQ National Market Place Rules, the Merger constitutes a change in control. Hauser has filed the initial listing application which includes the Common Stock to be issued in the Merger, and believes, upon completion of the Reverse Split, that the Hauser Common Stock will continue to be listed on the NASDAQ National Market. It is a condition of the obligation of ZGNA and ZBI to consummate the Merger that Hauser's Common Stock be listed on the NASDAQ National Market or on another stock exchange. Hauser believes that it will be able to fulfill such condition if the Reverse Split is approved.

EXPECTED ACCOUNTING TREATMENT

    It is expected that the Merger will be accounted for under the purchase method of accounting for financial reporting purposes, with Hauser as the acquiror. Under the purchase method, assets acquired and liabilities assumed are adjusted based upon estimates of fair market value as of the date of the closing of the Merger ("CLOSING DATE"). Goodwill of approximately $33,470,000 will be recorded as part of the Merger which will be amortized over twenty years. However, the amount assigned to goodwill could decrease significantly if Hauser is successful in generating net proceeds in excess of $3,000,000 from the sale of its paclitaxel business. See "THE MERGER AGREEMENT--The Escrow Agreement".

FEDERAL INCOME TAX CONSEQUENCES

    Hauser and ZGNA expect that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "CODE"), as amended, and that for federal income tax purposes, no gain or loss will be recognized by Hauser upon receipt of the shares of the Surviving Corporations or by ZGNA upon receipt of the Common Stock.

    Section 382 of the Code provides that if shareholders of a corporation owning individually more than 5% of the stock of a corporation increase their collective ownership by 50% or more percentage points within a three year period, the result will be an "ownership change". As a result of the Merger, ZGNA will increase its ownership of Hauser by as much as 49 percentage points.


    Based upon information required to be provided to Hauser pursuant to the rules and regulations of the Securities and Exchange Commission, to the best of Hauser's knowledge and belief no shareholder of Hauser either acquired more than 5% of the Common Stock or increased ownership to the 5% level within the 3 year period prior to the Merger. Accordingly, Hauser believes that the Merger will not trigger an ownership change. However, it is very possible that an ownership change could occur after the merger, since for a period of three years it will require a relatively small increase by either ZGNA or another 5% shareholder to trigger such a change within three years of the Merger, resulting in an ownership change at that time.

    The consequences of the ownership change would be that the utilization of Hauser's net operating losses and credit carryovers available at that date would be limited, on an annual basis, to an amount equal to the value of Hauser immediately prior to the ownership change (reduced by the value of the Contributed Subsidiaries at the Closing Date if the ownership change were to occur within two years of the Merger), multiplied by the long term tax-exempt rate (as defined in the Code). In addition, if Hauser should have a "net unrealized built-in loss" (as defined in Section 382 of the Code) at the date of the ownership change, the utilization of such losses when recognized would be included with the carryovers subject to the limitation.

    The amount of net operating losses, credit carryforwards and net unrealized built-in losses subject to the limitation, as well as the amount of the limitation, would be determined at the time of any ownership change. As of April 30, 1998, Hauser had net operating loss carryforward of approximately $4,300,000. In addition, Hauser expects to incur an additional loss prior to the Closing Date.

    NEITHER HAUSER NOR ZGNA HAS REQUESTED, NOR WILL THEY RECEIVE, AN ADVANCE RULING FROM THE INTERNAL REVENUE SERVICE AS TO THE TAX CONSEQUENCES OF THE MERGER.

                              THE MERGER AGREEMENT

    The following summary of the material features of the Merger Agreement and related agreements is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix B.

GENERAL

    Subject to the terms and conditions of the Merger Agreement, on the effective date of the Merger (the "EFFECTIVE TIME"), three newly formed, wholly owned subsidiaries of Hauser will merge with and into each of the Contributed Subsidiaries, with the Contributed Subsidiaries continuing as the surviving corporations. As a result of the Merger, each of the Contributed Subsidiaries will become a wholly owned subsidiary of Hauser. The corporate existence and identity of Hauser will continue unaffected by the Merger.


    As a result of the Merger, ZGNA and ZBI will become entitled to receive shares of Common Stock representing an aggregate of 49% of the issued and outstanding shares at the Effective Time, after giving effect to such issuance. Based on the 10,472,063 shares of Common Stock outstanding on the Record Date, ZGNA and ZBI would receive 10,061,393 shares of Common Stock. If the Reverse Split occurs, the number of such shares will be reduced on a pro rata basis.


    The Common Stock issued as consideration for the Merger pursuant to the Merger Agreement (the "SHARES") will not be registered with the Securities and Exchange Commission ("SEC") and will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"). As a result, the Shares will be subject to certain restrictions on transfer, except transfers in connection with an effective registration statement under the Securities Act and any applicable state securities laws, or an exempt transaction under such laws. ZGNA and ZBI have been granted certain rights to have the Shares registered for resale. See "CERTAIN ANCILLARY AGREEMENTS--Registration Rights Agreement".

THE ESCROW AGREEMENT

    Upon consummation of the Merger, certain shares of Common Stock otherwise issuable to ZGNA and ZBI will be placed in escrow pursuant to an escrow agreement to be entered into on the Closing Date between Hauser, ZGNA, ZBI and American Securities Transfer & Trust, Inc., as escrow agent (the "ESCROW AGREEMENT"). The number of shares to be placed in escrow (the "ESCROW SHARES") will be equal to the lesser of such number of shares of Common Stock as will result in ZGNA and ZBI owning 42% of the shares of Common Stock outstanding and such number of shares as will result in ZGNA and ZBI holding 40% of the shares of Common Stock outstanding on a fully diluted basis (each after giving effect to the proposed issuance of Common Stock to ZGNA and ZBI and excluding the shares in escrow). If Hauser sells all or substantially all of its paclitaxel business for an amount in excess of $3,000,000 by October 31, 1999, certain of the Escrow Shares will be returned to Hauser to be canceled. The exact number of Escrow Shares to be returned will equal the net proceeds received by Hauser in excess of $3,000,000 divided by $3.50. Net proceeds means the cash proceeds received from the sale of the paclitaxel assets realized by October 31, 1999 less (1) all cash costs incurred to complete production of the inventory into finished goods; (2) estimated costs to terminate cultivar contracts and (3) other cash costs incurred to exit the paclitaxel business. If all of the Escrow Shares are returned to Hauser, Hauser shareholders may hold up to 58% of the outstanding Common Stock and ZGNA and ZBI may hold 42% of the outstanding Common Stock following the Merger. See Note 4 of HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET.


REPRESENTATIONS AND WARRANTIES

    The Merger Agreement contains various representations and warranties of Hauser and its subsidiaries, ZGNA, ZBI, and the Contributed Subsidiaries customary for transactions of this type (which representations and warranties are subject, in certain cases, to specified exceptions), including without limitation representations and warranties as to: (1) corporate organization, existence and good standing; (2) corporate power and authority to consummate the transactions contemplated by the Merger Agreement; (3) capitalization of Hauser and the Contributed Subsidiaries; (4) consents and approvals to perform the obligations under the Merger Agreement; (5) compliance with applicable laws and regulations, including environmental laws and regulations; (6) the absence of litigation and other proceedings; (7) the absence of, as a result of the Merger, any material adverse change in the business operations of the parties, the acceleration of the vesting of any outstanding options, warrants or other rights to acquire any shares of stock of Hauser, ZGNA or the Contributed Subsidiaries, any obligation to grant, extend or enter into any commitment, or any right in favor of any other person to terminate or cancel any key agreement or instrument; (8) the absence of defaults or conflicts with agreements with third parties, organizational documents or court orders or decrees; (9) preparation of reports and financial statements in accordance with generally accepted accounting principles ("GAAP"); (10) compliance by Hauser with securities law filing requirements; (11) absence of certain material adverse developments; (12) the absence of undisclosed liabilities; (13) intellectual property rights; (14) title to tangible assets; (15) insurance policies; and (16) the absence of undisclosed transactions with related parties.

CERTAIN COVENANTS AND AGREEMENTS

    Hauser and ZGNA have agreed (subject to an exception for Hauser's sale of its paclitaxel business) that prior to the Closing Date, they will, and will cause their subsidiaries to, among other things, conduct their respective businesses in the ordinary course consistent with past practice and use reasonable efforts to preserve intact their business organizations and relationships with third parties.

    With certain limited exceptions, from the date of the Merger Agreement to the Closing Date, neither Hauser and its subsidiaries nor the Contributed Subsidiaries may, without the consent of the other party: (1) amend or propose to amend its organizational documents in any material respect; (2) issue, grant, sell, pledge, dispose, or propose to do the same, any shares of, or rights of any kind to acquire or sell any shares of, its capital stock, except for (a) the issuance of shares in connection with employee or management stock option plans of Hauser and (b) options granted pursuant to the Incentive Plan or stock option plan for directors in effect as of the signing date of the Merger Agreement for attendance at meetings of the Board, on terms and in amounts consistent with past practices; (3) split, combine, reclassify or redeem any shares or declare any dividend or other distribution in respect of shares of capital stock, (4) incur any new indebtedness or make, assume, guarantee or otherwise become liable for any new loans, advances, capital contributions or investments to any other person outside the ordinary course of business; (5) acquire the stock or assets of, or merge or consolidate with, any other person outside the ordinary course of business; (6) sell, transfer, mortgage, pledge or otherwise dispose of or encumber any material assets or property outside of the ordinary course of business; or (7) fail to maintain insurance policies required by the Merger Agreement.

    Prior to the Closing, and for three months thereafter, the timing and content of all public announcements relating to the Merger and the transactions contemplated thereby will be determined by mutual agreement of Hauser and ZGNA, with the exception of disclosures that legal counsel advises are required by applicable laws or rules of the National Association of Securities Dealers, Inc.

    For two years after the Closing Date, Hauser has agreed not to liquidate or transfer outside the ordinary course of business more than an insubstantial amount of the assets of ZBE to Hauser or one of its affiliates or take any action that would jeopardize the characterization of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

    STANDSTILL AGREEMENT. ZGNA and ZBI have agreed, from the date of the Merger Agreement to the Closing Date (or, if the Merger Agreement is terminated, in accordance with its terms, for a period of 18 months from the date of the Merger Agreement, if any), that they will not without the prior written consent of the Board (1) acquire any voting stock or right to acquire voting stock, other than upon exercise of the Option; (2) directly or indirectly make or participate in any solicitation of proxies to vote or any agreement to vote, or attempt to advise or influence any voting of Common Stock (except to the extent necessary for ZGNA to have its three representatives on the Board); (3) make any public announcement relating to any transaction or proposed transaction between Hauser and any of its shareholders and ZGNA or any of its affiliates; (4) disclose any intention or plan relating to any of the above; or (5) sell or otherwise transfer any shares of Common Stock except in a transaction approved by the Board.

    For a period of five years from the Closing Date, ZGNA and ZBI have agreed that they will not without the prior written consent of the Board (1) acquire more than 49% of Hauser's voting stock, or the right to acquire more than 49% of Hauser's voting stock; (2) directly or indirectly make or participate in any solicitation of proxies to vote or any agreement to vote, or attempt to advise or influence any voting of Common Stock (except to the extent necessary for ZGNA to have its three representatives on the Board); (3) make any public announcement relating to any transaction or proposed transaction between Hauser and any of its shareholders and ZGNA or any of its affiliates; (4) disclose any intention or plan relating to any of the above; or (5) except in an underwritten transaction, sell or otherwise transfer to the public more than the greater of 1% of the outstanding shares of Common Stock in any two-week period or 20% of the weekly trading volume of the Common Stock. In addition, for a period of 18 months after the Closing Date and with certain limited exceptions, ZGNA and ZBI will not sell or otherwise dispose of any of its shares of Common Stock without the prior written consent of the Board.

    CONTINUED OWNERSHIP OF THE SHARES. In order to insure that ZGNA will meet certain indemnification obligations under the Merger Agreement, ZGNA and ZBI have agreed to own the shares of Common Stock, or other liquid assets of approximately equivalent value to such shares, until the later of (1) the second anniversary of the Closing; or (2) until final resolution of any claims for indemnification asserted by Hauser under the Merger Agreement. However, after the first anniversary of the Closing, ZGNA and ZBI are only required to hold Shares or other liquid assets having a value of 60% of the initial value of the Shares plus an amount equal to the value of any asserted or pending claims made for indemnification under the Merger Agreement.

    NON-COMPETE. For a period of five years after the Closing Date, ZGNA, and its parent corporation and affiliates have agreed to not directly or indirectly engage in any businesses selling products or services in direct competition with Hauser or its subsidiaries in North America as conducted on the Closing Date or to acquire botanical raw materials used by Hauser for the purpose of retail or wholesale sales in North America for use as a consumed nutraceutical, or solicit any managerial, sales or purchasing employees with the intent of enticing such employees away from their employment with Hauser or its subsidiaries.

    CONTINUED EMPLOYMENT. ZGNA and its affiliates agree to use their reasonable best efforts to cause Mr. Wypyszyk, for the first 12 months after the Closing Date, to devote a significant amount of his time to the business of Hauser, and after 12 months, to devote substantially all of his time to the business of Hauser, and to not require Mr. Wypyszyk to devote time to the business of ZGNA or its affiliates that would be inconsistent with this obligation.

    SUBSCRIPTION RIGHT. If Hauser issues equity securities of any kind after the date of the Merger Agreement, ZGNA has the right to purchase a portion of the offered securities equal to the percentage of shares of Common Stock beneficially owned by ZGNA prior to the proposed issuance. The subscription right does not apply to a registered offering to the public in a firm commitment underwriting or an acquisition of another entity by merger, purchase of substantially all of the assets or stock or other form of acquisition or to other customer exceptions.

    RECOMMENDATION. Hauser's Board will recommend to Hauser shareholders that they approve the proposed Merger Agreement and issuance of Common Stock to ZGNA and ZBI and related transactions, unless in the opinion of its legal counsel its fiduciary obligations require it to modify or withdraw such recommendation.

CONDITIONS OF THE MERGER

    The respective obligation of the parties to effect the Merger are subject to the satisfaction or waiver prior to or upon the Closing Date of certain conditions, including: (1) the absence of any injunction or order of any nature directing that the contemplated transaction not be completed; (2) the approval of the Merger Agreement by a the requisite holders of Common Stock; (3) the appointment of Volker Wypyszyk to the office of President and Co-Chief Executive Officer and election to the Board, effective as of the Closing Date; (4) reconstitution of the Board in accordance with the Governance Agreement, effective as of the Closing; (5) the absence of any material adverse developments in the business of Hauser or its subsidiaries or the Contributed Subsidiaries; (6) the execution of new definitive credit agreements by the parties with their respective lenders; (7) the receipt of certain consents, approvals and authorizations necessary for Hauser and the Contributed Subsidiaries to execute, deliver and perform the Merger Agreement and to be able to lawfully conduct business; (8) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR ACT"); (9) the listing of the proposed stock issuance to ZGNA and ZBI on NASDAQ or other exchange; (10) the availability of employees responsible for at least 75% of all sales of products for the Contributed Subsidiaries in the 90 days prior to the date of the Merger Agreement to work in substantially the same capacity for the surviving corporations after the Closing Date and not more than 25% of such individuals having stated in writing to ZGNA that they intend to stop working for the Contributed Subsidiaries in such role;
(11) the availability of employees responsible for at least 75% of all purchases of botanical raw materials of the Contributed Subsidiaries in the 90 days prior to the date of the Merger Agreement to work in substantially the same capacity for the surviving corporations after the Closing Date if offered a comparable salary and compensation and benefit arrangements and not more than 25% of such individuals having stated in writing to ZGNA that they intend to stop working for the Contributed Subsidiaries in such role; and (12) the termination of an exclusive distributorship agreement of ZBI without further liability to ZBI or the Contributed Subsidiaries, including the restrictions on the ability to engage in business contained therein.

    Other than approval of the Merger Agreement by Hauser shareholders and the expiration of certain waiting periods under the HSR Act, substantially all of the conditions to the Merger may be waived, without the approval of the Hauser shareholders. Under the HSR Act and the regulations promulgated thereunder, the Merger may not be consummated until notifications have been given and certain information has been furnished to the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "ANTITRUST DIVISION") and the applicable waiting period has expired or been terminated. Notwithstanding the termination of the waiting period, at any time before or after consummation of the Merger, the FTC, the Antitrust Division or any state entity could seek to enjoin the Merger, among other things, under federal or state antitrust laws.

TERMINATION


    The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing Date, notwithstanding any requisite approval of the Merger Agreement and the Merger by the shareholders of Hauser: (1) by mutual written consent of Hauser and ZGNA; (2) by either Hauser or ZGNA if either (a) the Closing does not occur on or before July 15, 1999, unless extended by mutual consent of the parties by 45 days; or (b) any governmental entity threatens to or issues an order, decree or ruling or takes other action restraining, enjoining or otherwise prohibiting any of the transactions contemplated by the Merger Agreement; or (3) by ZGNA if the Board withdraws or modifies its recommendation that the Merger Agreement be approved by the shareholders. However, neither party may terminate the Merger Agreement whose failure to perform any of its obligations under the Merger Agreement results in the failure of the Closing by July 15, 1999.


    If the Merger Agreement is terminated in accordance with these provisions of the Merger Agreement, no party will have any liability to any other party to the Merger Agreement, except for any intentional breach or misrepresentation of the terms of the Merger Agreement, for the destruction or return of confidential information disclosed to or obtained by a party in connection with the Merger, and for the continuing obligations of the parties to maintain such confidential information in strict confidence following any termination of the Merger Agreement.

    With the exception of certain covenants in the Merger Agreement, the Merger Agreement will terminate and be void and have no effect upon termination in accordance with its terms.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

    The representations and warranties made by the parties as to compliance with applicable environmental laws and regulations and the filing of all tax returns and payment of all required taxes, and any third party claims arising out of misrepresentation of any of the representations or warranties made by the parties in the Merger Agreement, shall survive the Closing and remain in full force and effect for a period of 24 months following the Closing Date. The representations and warranties made by Hauser as to manufacturing capacity shall terminate as of the Closing. All other representations and warranties in the Merger Agreement or the agreements entered into in connection with the Merger Agreement shall survive the Closing and remain in full force and effect for a period of 18 months following the Closing Date. All covenants and agreements in the Merger Agreement shall survive the Closing and remain in full force and effect for a period of 60 days after the expiration of the applicable statute of limitations (including any extensions thereof). In addition, the subscription right granted pursuant to the Merger Agreement will terminate upon the Closing Date or, if the Merger Agreement is terminated, seven months after the date of the Merger Agreement.

BREAK-UP FEE

    The Merger Agreement provides for the payment of a break-up fee in the event: (1) Hauser shareholders do not approve the Merger Agreement; or (2) the Board withdraws, modifies or amends its recommendation that the Merger Agreement be approved by Hauser shareholders. If either of these events occurs, Hauser will be required to pay all of the reasonable out-of-pocket expenses ZGNA incurred in connection with the transactions contemplated by the Merger Agreement, including fees of counsel and financial advisors, up to $500,000. In addition, if Hauser within 12 months of a termination of the Merger Agreement under the circumstances described above sells a number of shares of Common Stock equal to 49% or more of the issued and outstanding shares of Common Stock in a sale of securities, merger or reorganization, or sells all or substantially all of its assets, Hauser will be required to pay to ZGNA $1,500,000 as a termination fee. If Hauser fails to promptly pay a break-up fee or termination fee and ZGNA is required to bring an action to obtain payment, Hauser will be required to pay ZGNA's costs and expenses, including attorneys' fees, plus interest, incurred by ZGNA in such action. In addition, if ZGNA exercises its option under the Agreement for Option to Acquire Common Stock of Hauser (the "OPTION AGREEMENT"), it agrees to return to Hauser any profit ZGNA makes on the exercise of the option, up to the amount of the termination fee received by it. See "CERTAIN ANCILLARY AGREEMENTS" below.

INDEMNIFICATION; DIRECTORS AND OFFICERS INSURANCE

    From and after the Closing Date, the Merger Agreement provides for the indemnification by Hauser of ZGNA and by ZGNA of Hauser, and their respective officers, directors and affiliates, from and against any liabilities, costs, expenses, judgments, fines, losses, claims, damages and amounts paid in settlement arising from or in connection with (1) any inaccuracy in any representation or the breach of any warranty of the parties under the Merger Agreement or an Ancillary Agreement; and (2) the failure of the parties to perform or observe any term, provision, covenant or agreement to be performed or observed pursuant to an Ancillary Agreement. Indemnification is only available for a breach of a representation, however, to the extent the aggregate amount subject to indemnification exceeds $750,000 and the maximum aggregate liability for indemnification shall not exceed $15 million. No party is entitled to indemnification for matters for which that party had knowledge at or prior to Closing by reason of written notice in a supplemented disclosure schedule or an officer's certificate at or prior to Closing and, if the closing conditions were not met by reason of the matters disclosed, that party waived its right not to close. This exception does not apply, however, if the other party made a knowing misrepresentation about the matter at the date of the Merger Agreement, unless Hauser or ZGNA had the explicit right under the Merger Agreement to notify the other party about the matter at or prior to Closing and modify the corresponding disclosures.

    In addition, from and after the Effective Date, persons who become directors, officers or employees of Hauser will be entitled to indemnification, subject to certain limitations, under the Bylaws and Articles of Incorporation of Hauser, as may be amended from time to time in accordance with applicable law. All rights to indemnification, and all limitations thereto, in favor of a director, officer or employee of the Contributed Subsidiaries as provided in the respective bylaws and certificate of incorporation of the Contributed Subsidiaries in effect on the date of the Merger Agreement shall continue in full force and effect with respect to directors, officers and employees of the surviving corporations.

    The Merger Agreement also provides that all insurance policies of Hauser, including directors and officers liability insurance, shall not be terminated or reduced as a result of the Merger.

WAIVER OR AMENDMENT

    At any time prior to the Closing Date, the parties may change or modify the Merger Agreement, or waive the observance of any term, upon written notice signed by the parties. After shareholder approval of the Merger and issuance of Common Stock to ZGNA and ZBI, the parties may terminate or amend the Merger Agreement and the Ancillary Agreements, or waive their provisions, as permitted by applicable law. If the Merger Agreement is amended to materially change the terms of the transaction after the shareholder vote has been taken, Hauser will solicit shareholders to vote on the amended agreement.

                          CERTAIN ANCILLARY AGREEMENTS

    In addition to the Escrow Agreement described above under "THE MERGER AGREEMENT" and the Governance Agreement described below under "MANAGEMENT AFTER THE MERGER", the parties entered into, or agreed to enter into at or prior to the Closing Date, several other Ancillary Agreements. Each of these agreements is summarized below.

INVENTORY PURCHASE AGREEMENT

    In connection with the Merger Agreement, Hauser executed an Inventory Purchase Agreement (the "INVENTORY PURCHASE AGREEMENT") with ZGNA which is intended to provide interim financing for Hauser and gives Hauser the right, at its election, to sell its inventory to ZGNA in order to obtain cash. Under the agreement, Hauser sold ZGNA raw material and finished goods inventory for a total of $3,000,000. In addition, Hauser may subsequently, at its discretion, require ZGNA to purchase an additional amount of its raw material inventory, substantially similar to the purchased inventory, or finished product inventory, acceptable to ZGNA in its reasonable discretion, of a value of up to $1,000,000 per month to an aggregate of $3,000,000. The purchase price for the inventory is the lower of cost or market. Hauser agreed to use the proceeds from the sale of the inventory in accordance with its cash flow projections for the five-month period after the initial inventory purchase.

    At any time, Hauser may require ZGNA to resell to Hauser all or any portion of the inventory purchased by ZGNA under the Inventory Purchase Agreement at the same price at which ZGNA purchased the inventory and require ZGNA, in its reasonable discretion, to purchase substantially similar raw material and finished product inventory, having a value equivalent to the repurchased inventory.

    On the Closing Date of the Merger, Hauser has an option to repurchase all inventory purchased by ZGNA under the agreement at the same prices at which ZGNA purchased the inventory. If the Merger Agreement terminates, Hauser has 45 days after the termination to repurchase all or any portion of the inventory.

AGREEMENT FOR OPTION TO ACQUIRE COMMON STOCK OF HAUSER

    Contemporaneously with the Merger Agreement, Hauser and ZGNA entered into the Option Agreement. See "THE MERGER AGREEMENT--Break-Up Fee". The Option Agreement grants ZGNA the option to purchase up to 2,000,000 shares of Common Stock for $4.11 per share (the "OPTION"). ZGNA may exercise the Option in whole or in part upon the occurrence of an "Exercise Event," which consists of (1) the recommendation by Hauser that its shareholders approve any merger, business combination, sale of all or substantially all of its assets, or the issuance and sale of shares representing more than 20% of its outstanding stock, other than the Merger; (2) the beneficial ownership, or the right to acquire beneficial ownership, by a person or group other than, or not including, ZGNA or its affiliates or associates of 20% or more of the voting power of Hauser; or (3) a merger or consolidation, or sale of substantially all the assets of Hauser, with any person other than ZGNA or its affiliates or associates. ZGNA may not, however, exercise the Option to acquire 20% or more of the Common Stock, or exercise the Option in any other manner that would require the approval of Hauser's shareholders under Rule 4310H of the National Association of Securities Dealers, Inc.

    The Option terminates: (1) on the Effective Date of the Merger; (2) on the date the Merger Agreement is terminated, if terminated by reason of the failure to receive the credit facility contemplated by the Merger Agreement; or (3) nine months after the date the Merger Agreement is terminated, if terminated for any other reason. In addition, if the Board approves a transaction involving a merger or other consolidation with any other corporation or entity which is not an affiliate of Hauser, or sale of all or substantially all its assets as part of a plan of liquidation, the Board may require the holder of the Option to exercise the Option simultaneously with the consummation of such merger, consolidation or sale. If the holder does not exercise the Option in such case, the Option will terminate on the business day preceding the closing of such merger, consolidation or sale.

    In lieu of exercising the Option, ZGNA may elect to receive a payment equal to the difference between (1) the market price (as defined in the Option Agreement) of the Common Stock multiplied by the number of shares underlying the Option for which payment is being elected, and (2) the exercise price of such Option shares, payable by Hauser to the holder of the Option in shares of Common Stock valued at the market price on the exercise date.

REGISTRATION RIGHTS AGREEMENT

    In connection with the Merger Agreement and the Option Agreement, Hauser, ZGNA and ZBI entered into a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") which provides ZGNA, ZBI or their transferees certain demand and piggyback registration rights in connection with the Common Stock. Subject to certain limitations, the holders of the registration rights have the right to request two demand registrations, provided the anticipated aggregate public offering price for the shares to be sold pursuant to such request exceeds $10,000,000. In addition, the holders have unlimited piggyback registration rights.

    With certain limited exceptions, Hauser bears all expenses of registration, qualification or compliance and ZGNA and ZBI or their transferees bear all selling expenses, including underwriting discounts, selling commissions and all fees and disbursements of counsel for such holders.

    The Registration Rights Agreement provides for Hauser's indemnification of the holders of the registration rights, including indemnification for violations of the Securities Act.

    Hauser is not obligated to effect a registration of securities under the Registration Rights Agreement if in the opinion of counsel to Hauser, all of the Registrable Securities a holder desires to sell may be sold in any 90-day period pursuant to Rule 144 issued under the Securities Act (without giving effect to Rule 144(k)).

AGREEMENT FOR OPTION TO ACQUIRE POWDERS BUSINESS FROM ZBI

    Effective as of the Closing Date, Hauser and ZGNA have agreed to enter into an Agreement for Option to Acquire Powders Business from ZBI (the "POWDERS OPTION AGREEMENT") which grants Hauser the right to purchase the powders business of ZBI, including without limitation all assets related thereto and all associated liabilities, other than the shares of capital stock of Hauser held by ZBI (the "POWDERS OPTION"). The business of ZBI is primarily purchasing botanical raw materials throughout the world and converting the botanical raw materials, through a milling process, into powder at its facility in Long Beach, California. The powders are sold by ZBI to manufacturers of dietary supplements. The assets of ZBI consist primarily of inventory, receivables and fixed assets used in the production of the powders.

    ZGNA is not willing to sell the powders business of ZBI at this time because it expects that, within the next 12 months, modifications will be made in the manufacturing process of the powders business, which, at least in the short term, ZGNA believes will provide a competitive advantage. ZGNA will not agree to establish a value for the powders business until the earlier of the modifications being completed or the exercise date for the Powders Option.

    At the request of Hauser and in lieu of the exercise of the Powders Option, ZBI agrees to make commercially reasonable efforts to sell the capital stock of ZBI to Hauser (after distribution of the shares of Hauser capital stock held by ZBI) provided that there is not at such time, and will not be, any adverse tax consequences to ZBI or ZGNA from the sale of ZBI stock instead of assets to Hauser.

    Hauser may exercise the Powders Option, in whole only, at any time after 12 months from the date of the Powders Option Agreement but not later than two years after the date of the Powders Option Agreement. Upon exercise of the Powders Option, Hauser and ZBI will enter into a purchase agreement containing substantially the same representations and warranties, covenants and conditions concerning

ZBI as in the Merger Agreement, and substantially similar indemnification provisions of ZBI as of ZGNA under the Merger Agreement.

    The purchase price for the powders business shall be equal to the fair market value of the powder business on the exercise date as determined by Hauser and ZBI. Hauser can pay the purchase price in cash or in shares of Common Stock with a market price equal to the purchase price of the powders business, or a combination thereof.

    ZBI has agreed that during the term of the Powders Option Agreement it (a) will not change its capitalization or debt structure in a manner that would frustrate the intent of the Powders Option Agreement, (b) will use commercially reasonable efforts to conduct the powders business in the ordinary course and preserve the powders business intact, and (c) not solicit or negotiate for the sale of the powders business or the capital stock of ZBI with any person other than Hauser.

    THE SHAREHOLDERS OF HAUSER ARE NOT VOTING UPON OR APPROVING HAUSER'S EXERCISE OF THE POWDERS OPTION. IF REQUIRED BY APPLICABLE LAW OR THE APPLICABLE RULES OF THE NASDAQ NATIONAL MARKET SYSTEM OR AN EXCHANGE ON WHICH THE COMMON STOCK IS LISTED FOR TRADING, SUCH EXERCISE WILL BE SUBJECT TO A SEPARATE VOTE IF AND WHEN HAUSER EXERCISES THE POWDERS OPTION.

AGREEMENT REGARDING EMPLOYEES

    Pursuant to the Merger Agreement, Hauser will execute and deliver an Agreement Regarding Employees (the "EMPLOYEE AGREEMENT") with ZBI, effective as of the Closing Date, for an initial term of two years. The Employee Agreement provides that certain employees of ZBI who provide sales and marketing services to ZBI and to Hauser shall be, while performing services for ZBI, employees solely of ZBI and under ZBI's control and ZBI shall be responsible for the payment of compensation for services rendered on its behalf. When performing services for Hauser, each such employee shall be solely an employee of Hauser and under Hauser's control and Hauser shall be responsible for the payment of compensation for services rendered on its behalf. ZBI and Hauser further agreed to use their best efforts to ensure that no employee under the Employee Agreement holds himself out as an employee, representative or agent of ZBI when performing services for Hauser, or of Hauser when performing services for ZBI, as the case may be. Hauser and ZBI agree not to object to the employee spending one half his or her normal working time in the active employment of the other.

    Each party agrees to indemnify the other party against (i) any claims by any third party resulting from actions of an employee while such employee is conducting the business of the party, and (ii) any claims by any employee resulting from any actions of the party while such employee is providing services for the party.

    Upon termination of the Employee Agreement, ZBI and its affiliates (except Hauser, if considered an affiliate of ZBI) will no longer seek to employ the employees covered under the Employee Agreement.

THE SOURCING AGENCY AGREEMENT

    The botanical raw materials sourcing personnel of ZBE and Wilcox currently provide sourcing for ZBI. Hauser will execute a Sourcing Agency Agreement (the "SOURCING AGREEMENT") with ZBI effective as of the Closing Date relating to the purchase of certain botanical raw materials for use in the manufacturing activities of ZBI. Under the Sourcing Agreement, Hauser will act as ZBI's exclusive sourcing agent for ZBI's botanical raw materials requirements and will use its best efforts to obtain offers from sources to sell to ZBI the requested botanical raw materials.

    If Hauser purchases botanical raw materials for ZBI, ZBI will pay Hauser a commission upon delivery of the botanical raw materials to ZBI. For the first full six months after the effective date of the Sourcing Agreement, the assumed commission rate will be $0.05 per kilogram of botanical raw materials purchased by Hauser for ZBI. Thereafter, the assumed commission rate will be adjusted based on Hauser's actual purchasing costs and the actual weight of the botanical raw materials purchased by Hauser for ZBI during the initial period relative to the weight of the botanical raw materials purchased for Hauser's own purposes. For each successive six calendar month period, the assumed commission rate will be adjusted based on Hauser's purchasing costs and the weight of the botanical raw materials purchased by Hauser for the preceding six-month period.

    The Sourcing Agreement arrangement will commence on the Closing Date of the Merger and terminate (1) by either party upon three months written notice prior to the end of any calendar year that is at least two years after the effective date of the Sourcing Agreement, (2) by mutual consent of the parties, (3) by Hauser upon 60 days prior written notice after receiving notice of a change of control of ZBI; (4) by either party upon 30 days prior written notice of a material uncured breach of the Sourcing Agreement, or (5) by either party if the other party has made an assignment for the benefit of creditors, admitted insolvency, instituted voluntary proceedings in bankruptcy, or involuntary proceedings in bankruptcy or insolvency have begun against the other party and have not been dismissed within 60 days, or an application that has been made for receivership with respect to the other party or any material part of its assets or business that has been granted or not been dismissed within 60 days.

CREDIT FACILITY

    Hauser has obtained a commitment letter from the Bank subject to the closing of the Merger. The commitment letter provides two credit facilities to Hauser up to an aggregate amount of $45,000,000, to be guaranteed by each of its subsidiaries: a revolving line of credit up to $35,000,000 for general working capital maturing two years after the loan closing, and a $10,000,000 non-revolving term commitment for financing the acquisition of fixed assets with a draw down period of two years and a maturity date five years following the loan closing (collectively, the "CREDIT FACILITY").

    The Credit Facility includes a $1,000,000 sublimit for the issuance of commercial letters of credit up to 150 days in term. The advance rates for the revolving facility are 80% of eligible accounts receivable and 50% of eligible inventory (and up to 65% of eligible inventory during the seasonal peak borrowing period of September through December). Inventory collateral for loan purposes may not exceed $15,000,000, except during the September through December period when it may not exceed $25,000,000.

    For the revolving loan, the interest rate is the Bank's prime rate minus .75% or the Bank's quoted LIBOR plus 1.5% per annum. For the term loan fixed asset facility, the interest rate is the Bank's prime rate minus .5%, or the Bank's quoted LIBOR plus 1.75% per annum, or on an unspecified fixed rate basis. A commitment fee will be charged of .25% per annum on the unused portion of the term loan fixed asset commitment.

    A first lien will be granted to the Bank on all the assets of Hauser and its subsidiaries (including the Contributed Subsidiaries). The definitive agreements for the Credit Facility will contain certain affirmative and negative covenants, including certain financial covenants.

    Hauser's subsidiaries will guarantee the debt of Hauser, and Hauser may guarantee the debt of its subsidiaries, in connection with the proposed Credit Facilities. The Bank commitment prohibits Hauser or its subsidiaries from having additional indebtedness.

    The Bank commitment requires that Mr. Wypyszyk be Co-Chief Executive Officer of Hauser with key management responsibilities acceptable to the Bank.

    The Bank commitment is subject to the closing of the Merger, certain representations and warranties and covenants of Hauser, no material adverse changes in the business, assets (except for the charge related to the paclitaxel business), financial condition, income or prospects of the parties, no material misstatements in or omissions from the materials furnished to the Bank by the parties, no material adverse change in government regulation or policy governing the parties, and the absence of any litigation or other action pending or threatened relating to the facilities. Hauser must also execute and deliver definitive loan documents in form and substance satisfactory to the Bank, including such representations, warranties, conditions, covenants and events of default as the Bank deems appropriate.

    The execution of definitive agreements relating to the Credit Facility is a condition to the closing of the transactions contemplated by the Merger Agreement.


    Based on the financial projections of Hauser immediately after the Closing, Hauser will be in compliance with the covenants specified in the commitment letter and will have sufficient availability to pay in full its current credit facility with the First National Bank of Boston (which facility will terminate) and the debt representing the Contributed Subsidiaries' obligations to ZGNA's current principal lender. There is no assurance the Bank will provide the credit facility described above, that if provided, the terms will be exactly as described above, or that the maximum amount of credit availability will exist.


    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI.

                          MANAGEMENT AFTER THE MERGER

    After the Merger and in accordance with the Governance Agreement described below, the Board will consist of the following persons:


                                                                                                              DIRECTOR
NAME                                                 AGE                  PRINCIPAL OCCUPATION                  SINCE
------------------------------------------------     ---     -----------------------------------------------  ---------
Rodolfo C. Bryce................................         55  Chairman, Schering-Plough Health Care Products
                                                               and Executive Vice President, Schering-Plough
                                                               Corporation until December 31, 1998; Trustee,
                                                               St. Mary's University, San Antonio, Texas         NA

William E. Coleman, Ph.D........................         65  Chairman, Colorado Venture Management, Inc.;
                                                               Chairman, Colorado Energy Management, LLC;
                                                               President, Cogen Technology, Inc.; Chairman,
                                                               Econalytic Systems, Inc.; Director and
                                                               Vice-Chairman, B.I. Inc.; Director, Sienna
                                                               Imaging, Inc.                                    1988

Herbert Elish...................................         65  Director, The Carnegie Library of Pittsburgh;
                                                               Chairman, Chief Executive Officer and
                                                               President of Weirton Steel Corporation until
                                                               December 31, 1995; Director, Hampshire Group,
                                                               Limited                                           NA

James R. Mellor.................................         68  Retired as Chairman and Chief Executive Officer
                                                               of General Dynamics Corporation in May 1997;
                                                               Director, Bergen Brunswig Corporation;
                                                               Computer Sciences Corporation; General
                                                               Dynamics Corporation and Howmet International
                                                               Corporation; Director and Chairman, USEC Inc.     NA

Robert F. Saydah................................         71  Partner, Director, Heidrick & Struggles            1994

Harvey L. Sperry................................         68  Lawyer; Partner, Willkie Farr & Gallagher;
                                                               Director, Hampshire Group Limited; Director,
                                                               ZGNA                                              NA

Dean P. Stull, Ph.D.............................         49  Chairman, Co-Chief Executive Officer, Hauser       1983

Volker Wypyszyk.................................         53  President, Co-Chief Executive Officer, Hauser;
                                                               Chief Executive Officer and Director of ZGNA      NA

Peter Zuellig...................................         48  Chief Executive Officer, Interpacific Holding,
                                                               Limited which is the Holding Company for
                                                               Zuellig Companies other than ZGNA which is
                                                               owned by Zatpack Inc.; Director, Zatpack
                                                               Inc.; Chairman and Director of ZGNA               NA

    Pursuant to Hauser's bylaws, the Board may consist of three to nine members, at the discretion of the Board, and any vacancies may be filled by the approval of the majority of the remaining directors. On the Closing Date, Hauser, ZGNA and ZBI will enter into a Governance Agreement relating to the composition of the Board following the Merger. Under the Governance Agreement, Hauser, ZGNA and ZBI will take all action within their power, including ZGNA's and ZBI's voting of all of their respective shares of Common Stock, to cause the Board to consist of nine directors and to elect three directors designated by directors who served on the Board immediately prior to the Closing Date as the Continuing Directors, three directors appointed by ZGNA as the ZGNA Directors, and three independent directors as the Independent Directors to fill new and vacant director positions following the resignation of Messrs. Cristol, Daughenbaugh, Tolbert and Ms. Haddon after the Merger. The Continuing Directors will be selected by the present Board. As defined in the Governance Agreement, an Independent Director is a person who in the preceding five years has not been an affiliate or employee, or retained as a consultant of Hauser or an affiliate of Hauser, or ZGNA or an affiliate of ZGNA.

    Pursuant to the Governance Agreement, Messrs. Coleman, Saydah and Stull have been designated as the initial Continuing Directors; Messrs. Bryce, Elish and Mellor have been designated as the initial Independent Directors and Messrs. Sperry, Wypyszyk and Zuellig have been designated as the initial ZGNA Directors. For as long as ZGNA shall own at least 20% of the outstanding Common Stock but not later than five years after the Merger, ZGNA has agreed to vote all shares of the Common Stock owned by ZGNA to elect the Continuing Directors, or successors designated by a majority of the remaining Continuing Directors if any Continuing Director cannot serve, and the Independent Directors, or successors designated by a majority of the remaining Independent Directors if any Independent Director cannot serve. The Governance Agreement will remain in effect for five years after the Closing Date, unless ZGNA ceases to own at least 20% of the outstanding Common Stock.

    The foregoing summary of the material terms of the Governance Agreement is qualified in its entirety by reference to the full text of the Governance Agreement, a copy of which is attached to this Proxy Statement as Appendix C.

    After the Merger, the corporate officers of Hauser shall consist of the following:

NAME                                                           OFFICE
-------------------------------------------------------------  -------------------------------
Dean P. Stull, Ph.D..........................................  Chairman and Co-Chief Executive
                                                                 Officer

Volker Wypyszyk..............................................  President and Co-Chief
                                                                 Executive Officer

David I. Rosenthal...........................................  Treasurer and Chief Financial
                                                                 Officer

Patricia A. Roberts..........................................  Corporate Secretary

                             EMPLOYMENT AGREEMENTS

    The executive officers of Hauser, including Dr. Stull, President and Chief Executive Officer, Martin C. Wehr, Executive Vice President and Chief Operating Officer, and David I. Rosenthal, Treasurer and Chief Financial Officer, do not currently have employment agreements with Hauser. After the Merger, Dr. Stull will have an employment agreement which provides a base salary of $200,000 per year, annual incentive compensation as determined by the Compensation Committee of the Board and a severance payment, if terminated without cause, of base salary for two years. Mr. Wehr will have an employment agreement which provides a base salary of $160,000 per year, annual incentive compensation as determined by the Compensation Committee and a severance payment, if terminated without cause, of base salary for six months. Mr. Rosenthal will have an employment agreement with a base salary of $115,000 per year, annual incentive compensation as determined by the Compensation Committee and a severance payment, if terminated without cause, of base salary for six months. If any of the three employment agreements are terminated for cause, no severance payment will be due. The compensation of Mr. Wypyszyk as President and Co-Chief Executive officer of Hauser will be established by the Board after the Merger.

                             DESCRIPTION OF HAUSER

    Hauser was incorporated under the laws of the State of Colorado in December 1996, under the name Hauser, Inc. as the successor company to a Delaware corporation (Hauser Chemical Research, Inc.) formed in 1983.

    Hauser develops, manufactures and markets superior natural products and offers product development, research, testing and other technical services.

    Hauser operates three business units: Natural Products, Technical Services and Pharmaceuticals. Under the Natural Products unit, Hauser develops, manufactures and markets special products from natural sources under the NaturEnhance-Registered Trademark- trademark. It is a premier supplier of bulk natural ingredients to dietary supplement and food ingredient suppliers in the United States. Hauser's proprietary extraction and purification processes enable the production of bulk natural extracts at a high quality, yield and concentration.

    Hauser's Technical Services business unit offers innovative technical services to a diverse customer base and has earned a national reputation for scientific and problem-solving excellence. It is comprised of Hauser Laboratories in Boulder, CO, and Shuster Laboratories in Quincy, MA and Smyrna, GA. The expertise of the Technical Services business unit in natural product isolation, pharmaceutical development, and formulation of food products and nutraceuticals supports Hauser's other business units.

    Hauser's pharmaceutical products include natural and custom synthesized compounds used in a variety of drug development and commercial applications. This business unit is built on substantial experience and capabilities manufacturing under Food and Drug Administration and Good Manufacturing Practices. In December 1998, Hauser announced its intention to terminate its paclitaxel business to focus its corporate resources on its Natural Products and Technical Services business units. A corresponding one-time accounting charge of $25.6 million was recorded in the quarter ended January 31, 1999. In February 1999, Hauser signed a contract for the sale of the majority of its paclitaxel inventory as part of the planned closure of its paclitaxel business. The purchase agreement will gross approximately $9.5 million to Hauser over the next six to nine months. Net proceeds (as defined below) from this agreement are expected to be approximately $2.5 million. In connection with the termination of the paclitaxel business, Hauser intends to negotiate settlements of its yew tree cultivation agreements and a termination of a multi-year non-exclusive agreement to supply paclitaxel to a customer. The expected costs of such settlements and terminations are included in the $25.6 million write off taken in the quarter ended January 31, 1999.

    Hauser is a "CUSTOMER CONNECTED" company whose customer support utilizes Hauser's technical and regulatory expertise to help ensure the success of each project. "CUSTOMER CONNECTED", a management strategy implemented at Hauser, defines a company that totally focuses on customers' needs, owns and solves customers' problems, builds strong customer/company relationships at all levels, and capitalizes on customer problems as company opportunities.

    In January 1999, Hauser was served with a Demand for Arbitration by a supplier of raw materials. The Demand alleges that Hauser has breached its contract by failing to pay for certain raw materials. Hauser believes that the claims are unfounded, has retained legal counsel and intends to vigorously defend its position in arbitration.

                  DESCRIPTION OF THE CONTRIBUTED SUBSIDIARIES

ZBE

    ZBE, as a distributor, has sold bulk standardized and non-standardized nutraceutical extracts to manufacturers of dietary supplements since 1990. Standardized extracts represent approximately 80% of the current annual sales of ZBE. ZBE, which initially operated as a division of ZBI, was incorporated in August 1998.


    The standardized extracts sold by ZBE contain specified concentrations of the active ingredients and marker compounds of the particular botanical raw materials being extracted. The standardized extracts are primarily sold by ZBE to manufacturers of dietary supplements located in the United States. The primary standardized nutraceutical extracts sold by ZBE are St. John's Wort, Kava Kava, Gingko and Saw Palmetto. Since 1990, a substantial portion of the standardized extracts sold by ZBE have been primarily manufactured by Martin Bauer. See "RISK FACTORS--Nutraceutical Extracts--Suppliers and Customers." ZBE believes that it supplied approximately 10% of the standardized nutraceutical extracts sold to manufacturers of dietary supplements in 1998.


    Non-standardized nutraceutical extracts sold by ZBE contain the levels of active ingredients that are present in the botanical raw materials being extracted. Non-standardized nutraceutical extracts are primarily exported by ZBE. Non-standardized nutraceutical extracts are primarily manufactured for ZBE by a contract manufacturer located in the United States.

    ZBE sells nutraceutical extracts through its sales force consisting of eleven employees, nine in California, one in Maryland and one in Florida. Four of the eleven sales employees also provide customer support.

    ZBE sells standardized nutraceutical extracts to more than 180 customers and no customer accounts for more than 17% of the annual standardized nutraceutical extracts sales. ZBE sells non-standardized nutraceutical extracts to more than 90 customers. Currently, one customer accounts for approximately half of the non-standardized extract annual sales.

    Major competitors of ZBE in the sale of nutraceutical extracts to manufacturers of dietary supplements are Indena (Italy), Martin Bauer (Germany), Euromed (Spain) and PureWorld Botanicals (United States), all of whom manufacture the extracts. In addition, there are a number of smaller competitors. ZBE competes on the basis of quality, service, product development and price.

ZETAPHARM

    ZetaPharm, which was founded in 1976, is a distributor of bulk fine chemicals, excipients and active ingredients used in the manufacture of generic pharmaceuticals.

    Fine chemicals sold by ZetaPharm include bulk vitamins, nutritional supplements, over-the-counter pharmaceutical ingredients and food additives. Such products are sold to manufacturers and processors of health food, pharmaceuticals, food and beverages.

    ZetaPharm is the exclusive distributor in the United States for the excipients line of Blanver Farmoquimica, Brazil, a leading manufacturer of excipients. Excipients are derived from cellulose and are used as binders in the production of tablets. Excipients are also used as ingredients in the slow release process of tablets and capsules. Excipients are sold to manufacturers of vitamins and dietary supplements.

    ZetaPharm distributes bulk generic active ingredients manufactured by Zambon, which is located in Italy, and by China Chemical Synthesis, Inc., which is located in Taiwan. Generic active ingredients are sold by ZetaPharm to pharmaceutical manufacturers for use in human and veterinary applications. The sale of generic active ingredients purchased from Cilag, located in Switzerland, represented 54% and 40% of ZetaPharm total sales in the fiscal year ended March 31, 1998 and the ten months ended January 31, 1999, respectively. In 1998, ZetaPharm was advised that Cilag had elected to sell its products directly. As a result, ZetaPharm expects that the revenue from the sale of generic active ingredients will be insignificant in the fiscal year ended March 31, 2000. ZetaPharm is actively seeking additional sources of generic active ingredients to distribute.

    ZetaPharm primarily imports the products that it sells. ZetaPharm suppliers are primarily located in Europe, China, India, and South America.

    In the sale of its products, ZetaPharm competes with major pharmaceutical companies, major manufacturers of food supplements and excipients and other distributors of such products. ZetaPharm competes on the basis of service, product quality and price.

    ZetaPharm has twenty one employees. Ten are engaged in sales and six are engaged in customer service. ZetaPharm's principal office is located in New York, and it has offices in Florida, Missouri, California, New Jersey, and Oregon.

WILCOX

    Wilcox, which does business as Wilcox Natural Products, is a leading supplier to customers in the United States, Asia and Europe of botanical raw materials wild gathered in the United States and cultivated botanical raw materials. Wilcox has been engaged in purchasing botanical raw materials since 1900. Wilcox was purchased by ZGNA in 1982.

    The primary botanical raw materials products sold by Wilcox are saw palmetto berries, echinacea purpurea, echinacea angustifolia, goldenseal, American wild ginseng, black cohosh, passion flower, slippery elm bark, witch hazel and Missouri snake root.

    The botanical raw materials sold by Wilcox are used in the manufacture of nutraceutical extracts or the production of botanical powders, both of which are sold to manufacturers of dietary supplements. In 1998, approximately 38% of Wilcox sales were made to ZBI. The next largest customer accounted for 16% of 1998 sales. Approximately 60% of Wilcox annual sales are made pursuant to annual contracts with customers.

    Wilcox purchases the wild gathered botanical raw materials, which are acquired in the United States, at buying stations located in North Carolina, Florida, Kentucky and Missouri. Wilcox purchases the botanical raw materials from the collectors of the botanical raw materials. Since more than 80% of the botanical raw materials purchased by Wilcox is wild gathered, production is dependent on the price of the product, growing conditions and available habitat. Wilcox has approximately 1,000 acres of botanical raw materials under contract cultivation in the United States, Canada and Costa Rica, of which approximately 300 acres are leased to Wilcox. Wilcox leases four acres in Boone, North Carolina, where it conducts botanical cultivation experimentation.

    Wilcox is the largest purchaser of botanical raw materials wild gathered in the United States. The major competitors of Wilcox for botanical raw materials wild gathered in the United States are M.F. Neal and Plantation Botanicals Inc.

    Wilcox has approximately twenty seven employees. Seven are engaged in purchasing of botanical raw materials; two are engaged in the sale of botanical raw materials; two are engaged in cultivation; and the balance are engaged in processing, warehousing and administration.

               SELECTED HISTORICAL FINANCIAL DATA OF HAUSER, INC.

    The following is a summary of selected historical financial data which Hauser believes highlights trends in its financial condition and results of operations. The data is derived from the audited consolidated financial statements and is as of and for Hauser's fiscal years ended April 30, 1994, 1995, 1996, 1997 and 1998. This information should be read in conjunction with the audited consolidated financial statements of Hauser, including the notes thereto, appearing elsewhere in this Proxy Statement. See "Available Information," and Appendix D. In the fiscal year ended April 30, 1994, 88% of Hauser's revenues were derived from the sale of bulk paclitaxel to Bristol-Myers Squibb Company ("Bristol"). Hauser had a three year supply contract that commenced in 1991. During the fiscal year ended April 30, 1994, Bristol decided not to extend the supply agreement, and so Hauser's revenues and profits declined significantly beginning in fiscal 1995. Since then, Hauser has been rebuilding its revenue and earnings base through growth in its Natural Ingredients and Technical Services business units.

                                                                                    YEAR ENDED APRIL 30,
                                                              ----------------------------------------------------------------
                                                                 1998         1997          1996         1995         1994
                                                              -----------  -----------  ------------  -----------  -----------
STATEMENT OF OPERATIONS DATA:
Revenues:
  Natural product processing................................  $17,530,104  $16,190,979  $  8,123,760  $11,460,116  $57,481,911
  Technical services........................................   14,507,424    9,034,787     9,315,672    3,796,559    2,902,546
                                                              -----------  -----------  ------------  -----------  -----------
    Total revenues..........................................   32,037,528   25,225,766    17,439,432   15,256,675   60,384,457
Cost of revenues............................................   25,193,098   21,310,463    18,459,170   12,580,463   36,399,299
                                                              -----------  -----------  ------------  -----------  -----------
Gross profit (loss).........................................    6,844,430    3,915,303    (1,019,738)   2,676,212   23,985,158
Operating expenses..........................................   11,489,972    9,956,699     9,562,314    7,686,276    9,076,719
                                                              -----------  -----------  ------------  -----------  -----------
Income (loss) from operations...............................   (4,645,542)  (6,041,396)  (10,582,052)  (5,010,064)  14,908,439
Other income (expense):
  Interest income...........................................      315,280      528,424     1,047,734    1,857,406    1,231,204
  Interest expense..........................................      (44,931)     (18,947)      (40,738)     (42,667)          --
  Gain (loss) from investments..............................      361,461           --    (1,000,000)          --           --
                                                              -----------  -----------  ------------  -----------  -----------
    Total other income (expense)............................      631,810      509,477         6,996    1,814,739    1,231,204
Income (loss) from continuing operations before provision
  for income taxes..........................................   (4,013,732)  (5,531,919)  (10,575,056)  (3,195,325)  16,139,643
                                                              -----------  -----------  ------------  -----------  -----------
Benefit (provision) for income taxes........................      879,723    1,628,993     4,134,812    1,246,666   (5,818,000)
                                                              -----------  -----------  ------------  -----------  -----------
Income (loss) from continuing operations....................   (3,134,009)  (3,902,926)   (6,440,244)  (1,948,659)  10,321,643
Loss from discontinued operations...........................           --   (2,628,610)   (1,296,092)    (748,491)          --
                                                              -----------  -----------  ------------  -----------  -----------
Net income (loss)...........................................  $(3,134,009) $(6,531,536) $ (7,736,336) $(2,697,150) $10,321,643
                                                              -----------  -----------  ------------  -----------  -----------
                                                              -----------  -----------  ------------  -----------  -----------
Diluted income (loss) per share from continuing
  operations................................................  $     (0.30) $     (0.38) $      (0.62) $     (0.19) $      0.98
Diluted income (loss) per share from discontinued
  operations................................................           --        (0.25)        (0.13)       (0.07)          --
                                                              -----------  -----------  ------------  -----------  -----------
Diluted net income (loss) per share.........................  $     (0.30) $     (0.63) $      (0.75) $     (0.26) $      0.98
                                                              -----------  -----------  ------------  -----------  -----------
                                                              -----------  -----------  ------------  -----------  -----------
Weighted average number of shares outstanding...............   10,439,800   10,389,111    10,344,169   10,478,545   10,504,075
                                                              -----------  -----------  ------------  -----------  -----------
                                                              -----------  -----------  ------------  -----------  -----------

                                                                                      AS OF APRIL 30,
                                                              ----------------------------------------------------------------
                                                                 1998         1997          1996         1995         1994
                                                              -----------  -----------  ------------  -----------  -----------
BALANCE SHEET DATA:
Working capital.............................................  $16,671,596  $21,162,501  $ 32,054,242  $34,403,946  $37,656,042
Property and equipment, net.................................   22,344,618   23,186,057    24,605,560   25,128,717   25,751,356
Total assets................................................   68,293,581   66,797,878    74,410,380   82,575,167   84,568,740
Long-term debt..............................................      692,733      121,764       130,271      111,078           --
Shareholders' equity........................................   60,553,700   63,691,554    70,183,619   77,391,459   80,770,038

    The following is a summary of selected historical financial data which Hauser believes highlights trends in its financial condition and results of operations. The selected financial data as of January 31, 1999 and 1998 and for the nine months then ended are derived from the unaudited interim consolidated financial statements of Hauser and include only normal recurring adjustments necessary for fair presentation. This information should be read in conjunction with the Audited Consolidated Financial Statements of Hauser, Inc. as of April 30, 1998 and 1997 and for each of the three fiscal years then ended, including the notes thereto, and the Unaudited Consolidated Financial Statements of Hauser, Inc., as of January 31, 1999 and April 30, 1998 and for the three and nine month periods ended January 31, 1999 and 1998, including the notes thereto, appearing elsewhere in this Proxy Statement. See "Available Information" and Appendix D and E.

                                                                   NINE MONTHS ENDED
                                                                      JANUARY 31,
                                                              ---------------------------
                                                                  1999          1998
                                                              (UNAUDITED)    (UNAUDITED)
                                                              ------------  -------------
STATEMENT OF OPERATIONS DATA:
Revenues:
  Natural product processing................................  $ 10,257,581  $  7,512,677
  Technical services........................................    12,784,147    10,062,162
  Paclitaxel................................................     2,893,845     3,187,277
                                                              ------------  -------------
    Total revenues..........................................    25,935,573    20,762,116
Cost of revenues:
  Natural product processing................................     8,374,690     6,958,168
  Technical services........................................     9,287,157     7,214,803
  Paclitaxel................................................     1,572,734     2,337,864
  Write-off of inventory....................................    19,700,000            --
                                                              ------------  -------------
    Total cost of revenues..................................    38,934,581    16,510,835
Gross profit................................................   (12,999,008)    4,251,281
                                                              ------------  -------------
Operating expenses..........................................     8,105,114     7,799,469
Write-off of assets.........................................     5,900,000            --
                                                              ------------  -------------
    Total operating expenses................................    14,005,114     7,799,469
                                                              ------------  -------------
Loss from operations........................................   (27,004,122)   (3,548,188)
Other income (expense):
  Interest income...........................................        79,521       281,240
  Interest expense..........................................      (370,131)      (10,043)
  Gain from investments.....................................        42,037       361,461
                                                              ------------  -------------
  Other income (expense)--net...............................      (248,573)      632,658
                                                              ------------  -------------
Loss before income taxes....................................   (27,252,695)   (2,915,530)
Benefit for income taxes....................................            --     1,020,435
                                                              ------------  -------------
Net loss....................................................  $(27,252,695) $ (1,895,095)
                                                              ------------  -------------
                                                              ------------  -------------
Basic and diluted net loss per share........................  $      (2.60) $      (0.18)
                                                              ------------  -------------
                                                              ------------  -------------
Weighted average basic and diluted shares outstanding.......    10,467,531    10,420,632
                                                              ------------  -------------
                                                              ------------  -------------

                                                                  AS OF JANUARY 31,
                                                              --------------------------
                                                                  1999          1998
                                                              ------------  ------------
BALANCE SHEET DATA:
Working capital.............................................  $ 12,922,743  $17,050,242
Property and equipment, net.................................    16,692,975   22,543,893
Total assets................................................    53,444,617   66,805,776
Long-term debt..............................................       522,668      473,116
Shareholders' equity........................................    33,319,263   61,599,204

            SELECTED FINANCIAL DATA OF THE CONTRIBUTED SUBSIDIARIES

    The following tables show certain selected combined financial data of the Contributed Subsidiaries (collectively, the "SELECTED FINANCIAL DATA"). The Selected Financial Data as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998 are derived from the audited combined financial statements of the Contributed Subsidiaries. The Selected Financial Data as of March 31, 1996, 1995 and 1994 and for the years ended March 31, 1995 and 1994 are derived from the unaudited combined financial statements of the Contributed Subsidiaries. The Selected Financial Data as of January 31, 1999 and 1998 and for the ten months ended January 31, 1999 and 1998 are derived from the unaudited combined interim financial statements of the Contributed Subsidiaries and include only normal recurring adjustments necessary for fair presentation. The balances as of January 31, 1999 and 1998 and for the ten month periods then ended are not necessarily indicative of annual results.

    This information should be read in conjunction with the audited combined financial statements of the Contributed Subsidiaries, including respective notes thereto, appearing elsewhere in this Proxy Statement. See Appendix G and H.

                                TEN MONTHS ENDED JANUARY
                                           31,                                     YEAR ENDED MARCH 31,
                               --------------------------- ---------------------------------------------------------------------
                                   1999          1998          1998          1997          1996          1995          1994
                               ------------- ------------- ------------- ------------- ------------- ------------- -------------
STATEMENT OF OPERATIONS DATA:
Net Sales..................... $  71,881,579 $  82,063,968 $ 101,126,620 $  73,140,247 $  61,441,614 $  30,271,701 $  27,851,403
Cost of Sales.................    61,587,642    68,178,332    84,318,709    62,285,139    49,861,090    25,526,459    24,594,796
                               ------------- ------------- ------------- ------------- ------------- ------------- -------------
Gross Profit..................    10,293,937    13,885,636    16,807,911    10,855,108    11,580,524     4,745,242     3,256,607
Commissions and Other
 Income.......................       397,784       177,415       282,939     1,389,012         5,515            --            --
                               ------------- ------------- ------------- ------------- ------------- ------------- -------------
                                  10,691,721    14,063,051    17,090,850    12,244,120    11,586,039     4,745,242     3,256,607
Selling, General and Admin
 Expense......................     7,231,397     8,149,938    10,171,306     7,284,451     6,153,154     3,775,643     4,277,677
Net Income (loss).............     1,359,663     2,897,349     3,339,660     2,617,370     3,398,749        81,703    (2,989,796)

                                       JANUARY 31,                                       MARCH 31,
                               --------------------------- ---------------------------------------------------------------------
                                   1999          1998          1998          1997          1996          1995          1994
                               ------------- ------------- ------------- ------------- ------------- ------------- -------------
BALANCE SHEET DATA:
Total Current Assets.......... $  42,371,079 $  37,781,478 $  33,014,592 $  31,369,974 $  20,781,049 $  11,568,005 $   8,660,184
Total Assets..................    43,120,166    38,728,651    33,917,000    32,252,013    21,654,343    12,191,300     9,671,980
Current Liabilities...........    31,114,335    28,524,894    23,270,932    24,945,605    16,910,305    10,591,011     7,798,091
Long Term Debt................            --            --            --            --        55,000       110,000        65,303
Shareholders' Equity..........    12,005,831    10,203,757    10,646,068     7,306,408     4,689,038     1,490,289     1,808,586

                            CONTRIBUTED SUBSIDIARIES
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS FOR THE FISCAL YEARS ENDED MARCH 31, 1998, 1997 AND 1996

    NET SALES. Net sales increased 38% from $73,140,247 in 1997 to $101,126,620 in 1998. This increase is due to increases in extract and bulk generic active ingredient sales. The increase in sales of 19% from 1996 to 1997 can also be attributed to increases in extract and bulk generic active ingredient sales, offset by a decrease in sales of botanical raw materials.

    In 1998, ZetaPharm was advised that its principal supplier of generic active ingredients had elected to sell its products directly. The sale of generic active ingredients represented 30% of sales in 1998 and are expected to represent approximately 17% of sales in the fiscal year ending March 31, 1999. Sales of generic active ingredients will be insignificant in the year ending March 31, 2000.

    GROSS PROFIT. Gross profit increased 55% from $10,855,108 in 1997 to $16,807,911 in 1998. As a percentage of net sales, gross profit increased from 15% in 1997 to 17% in 1998. During 1997, the market softened on one particular product and the resulting sales of such product generated a loss of approximately $500,000. No losses were incurred with respect to the sale of such product in 1998.

    Gross profit decreased 6% from $11,580,524 in 1996 to $10,855,108 in 1997.
As a percentage of net sales, gross profit decreased from 19% in 1996 to 15% in 1997. The deterioration in gross profit in absolute dollars as well as a margin percentage is due primarily to sales of one product in 1996 at higher than average margins, and sales of the same product in 1997 at a loss.

    COMMISSION AND OTHER INCOME. Commission and other income decreased by 80% from $1,389,012 in 1997 to $282,939 in 1998. Other income in 1997 included a reversal of an environmental cleanup reserve in the amount of $805,282. During 1996, commission and other income was insignificant.

    OPERATING EXPENSES. Selling, general and administrative expenses ("SG&A" expenses) rose from $6,855,444 in 1997 to $8,570,143 in 1998, a 25% increase, and increased by 16% in 1997 from a level of $5,897,511 in 1996. As a percentage of sales, SG&A expenses were 8%, 9% and 10% in 1998, 1997 and 1996, respectively. The increase in SG&A expenses in absolute dollars is due to an expansion in the businesses of the Contributed Subsidiaries, which required an increase in sales personnel and marketing expenditures.

    Management fee expenses rose from $429,007 in 1997 to $1,601,163 in 1998, a 273% increase, and increased by 68% in 1997 from a level of $255,643 in 1996. Historically, these expenses have been based on a structured fee. Beginning in 1998, management fees were charged based on a net funds employed formula, derived from key balance sheet accounts.

    INTEREST EXPENSE. Interest expense (net) rose from $1,127,371 in 1997 to $1,190,689 in 1998, a 6% increase, and increased by 13% in 1997 from a level of $997,422 in 1996. The increase from 1997 to 1998 is due to reduced interest income attributable to amounts due from affiliates. The increase from 1996 to 1997 is due to higher debt levels in 1997 as compared to the prior year.

    INCOME TAXES. The effective income tax rate during the years ended 1998, 1997 and 1996 were 42%, 32% and 23%, respectively. The effective rates differ from the federal statutory rate due primarily to state income taxes and adjustments to the valuation allowance on deferred tax assets.

RESULTS OF CONTINUING OPERATIONS FOR THE TEN MONTHS ENDED JANUARY 31, 1999 AND
  1998

    NET SALES. Net sales decreased 12% from $82,063,968 in 1998 to $71,881,579 in 1999. The decrease is attributed primarily to a decrease in sales of bulk generic active ingredients, offset by an increase in the sale of botanical raw materials. Sales of bulk generic active ingredients were 18% and 34% of sales generated during the ten months ended January 31, 1999 and 1998, respectively.

    GROSS PROFIT. Gross profit decreased 26% from $13,885,636 for the ten months ended January 1998 to $10,293,937 for the ten months ended January 1999. As a percentage of net sales, gross profit decreased from 17% in 1998 to 14% in 1999.


    The decrease in gross profit from the prior year is due primarily to a reduction in sales of bulk generic active ingredients. Additionally, margins achieved on extract sales declined from 1998 to 1999. The reduction in extract margins is due primarily to a reduction in margins generated on one product, which achieved favorable margins in 1998 and significantly less favorable margins in 1999. Sales of this product represented 9% and 16% of total sales generated during the ten months ended January 1999 and 1998, respectively. Finally, sales to affiliates have historically been made at margins comparable to margins generated on sales to third parties. During 1999, it was contemplated that Wilcox Drug Company, Inc. ("Wilcox") would be merged into Zuellig Botanicals, Inc. ("ZBI"), and accordingly, all sales to ZBI during the ten months ended January 31, 1999 were made at cost. If such sales had been made at margins comparable to historical margins, sales and gross profit would have been increased by approximately $956,000.


    OPERATING EXPENSES. SG&A expenses decreased 13% from $7,317,222 for the ten months ended January 1998 to $6,361,221 for the ten months ended January 1999. As a percentage of sales, SG&A expenses remained consistent at 9% of sales for the ten months ended January 1998 and 1999.

    Management fee expenses rose from $832,716 for the ten months ended January 1998 to $870,176 for the ten months ended January 1999, an increase of 5%. This increase is due to increased net funds employed during the ten months ended January 1999 as compared to the same period in the prior year.

    INTEREST EXPENSE. Interest expense (net) rose from $987,838 for the ten months ended January 1998 to $1,122,798 for the ten months ended January 1999, a 14% increase. This increase is due to higher inventory levels being financed through the line of credit in 1999.


    INCOME TAXES. The effective income tax rates during the ten months ended January 31, 1999 and 1998 were 42% and 41%, respectively. The effective rates differ from the federal statutory rate due primarily to state income taxes.


LIQUIDITY AND CAPITAL RESOURCES

    The Contributed Subsidiaries' cash position at March 31, 1998 was $1,866,735 compared to $838,754 at March 31, 1997, an increase of $1,027,981. At January 31, 1999, the cash position decreased to $11,886, a decrease of $1,854,849 from March 31, 1998.


    Net cash provided by operating activities was $10,231,951 for the year ended March 31, 1998. Net income of $3,339,660, depreciation and amortization of $240,329, increases in accounts payable and accrued liabilities of $6,244,533 and a decrease in net amounts receivable from affiliates of $4,910,682, were partially offset by an increase in receivables of $2,504,231, increase in inventories of $1,148,731, increase in prepaids, deposits on cultivation and other current assets of $650,831, increase in deferred income taxes of $193,546 and gain on sale of property of $5,914. Accounts payable during the year ended March 31, 1998 increased significantly over the prior year primarily due to increased inventory purchases in connection with the growth of the Contributed Subsidiaries' extract business. Additionally, during 1998 Wilcox collected significant accounts receivable from ZBI thereby reducing amounts due from affiliates.

Finally, the increase in receivables and inventories from March 31, 1997 to 1998 is due to the significant growth in revenues during 1998 and the resulting required investment in working capital. Net cash used in operating activities was $12,131,907 for the ten months ended January 31, 1999. Net income of $1,359,663, depreciation and amortization of $175,058, an increase in amounts due to affiliates of $1,258,599, and decreases in receivables of $2,200,514 and deposits on cultivation projects of $31,460, were offset by increases in inventories of $13,263,434 and prepaids and other current assets of $1,677,284, decreases in accounts payable and accrued liabilities of $2,214,128 and gain on sale of property of $2,355. At January 31, 1998, extract inventory was unusually low due to the high demand for extracts during 1998. Additionally, increased inventory purchasing during the ten months ended January 31, 1999 has allowed the Contributed Subsidiaries to maintain adequate levels of extract inventory at all times.



    Operating cash flows for the years ended March 31, 1998, 1997 and 1996 have been significantly impacted by the amount and timing of sales to affiliates and the related collection of amounts due.



    Investing activities of $184,836 for the year ended March 31, 1998 and $50,842 for the ten months ended January 31, 1999 consist primarily of capital expenditures of $192,836 and $70,247, respectively.



    The Contributed Subsidiaries have historically maintained low cash balances and have funded operating activities and working capital requirements through the use of their revolving lines of credit. Net cash used in financing activities of $9,019,134 for the year ended March 31, 1998 consist of net repayments under line of credit agreements of $8,800,746, principal payments on long term debt of $55,000 and a decrease in bank overdraft of $163,388. Net cash provided by financing activities of $10,327,900 for the ten months ended January 31, 1999 consists of net borrowings under line of credit agreements.



    The decrease in borrowings under line of credit agreements in 1998 and the increases in borrowings under line of credit agreements in 1997 and 1996 were directly correlated to cash provided by (used in) operating activities in the corresponding year. Specifically, fluctuations in collections of amounts due from affiliates will contribute to additional borrowings or allow for repayment of debt.


    Short-term bank borrowings consist of a line of credit. During 1998, the Contributed Subsidiaries, ZGNA and certain affiliates entered into various credit agreements with a bank under which they may borrow up to $35,000,000 under a revolving credit agreement with an additional $3,000,000 available upon approval by the bank, and up to $750,000 under a non-revolving line of credit with a term repayment option through December 1, 1998 (the "1998 Credit Agreements"). The amount outstanding under the Contributed Subsidiaries' 1998 Credit Agreements was $10,305,683 at March 31, 1998. All borrowings are collateralized by receivables and inventories, and all borrowings are cross-guaranteed by the Contributed Subsidiaries, ZGNA and affiliates participating in the credit agreements.

    During December 1998, the 1998 Credit Agreements were extended for eight days. On December 8, 1998 the Contributed Subsidiaries, ZGNA and its affiliates entered into various new credit agreements (the "1999 Credit Agreements") with a bank under which they may borrow up to $38,000,000 under a revolving credit agreement with an additional $6,500,000 available under a non-revolving loan commitment. The 1999 Credit Agreements have a term repayment option through April 30, 1999, with an option to extend the maturity date to July 31, 1999 at the bank's discretion. Under the terms of the 1999 Credit Agreements, $1,500,000 is available for the issuance of letters of credit with a maximum term of 150 days.

    The amount outstanding under the Contributed Subsidiaries' 1999 Credit Agreements was $20,633,583 at January 31, 1999. The aggregate amount outstanding under the 1999 Credit Agreements for ZGNA and its subsidiaries was $38,859,315 at January 31, 1999.

    No significant capital expenditures are planned for the upcoming fiscal year. Management believes that the Contributed Subsidiaries' current cash position, the working capital generated from future operations and the ability to borrow should be adequate to meet its financing requirements for current operations and the foreseeable future.

SEASONALITY

    Historically, the Contributed Subsidiaries' strongest selling season has been the months of January through March. While the Contributed Subsidiaries purchase inventory throughout the year, a substantial portion of the inventory requirements are purchased during the harvest seasons of botanical raw materials. This harvest season generally begins in August and concludes in December. As a result of the seasonality, inventory and short term debt are substantially higher in the second and third quarters.

YEAR 2000


    The Year 2000 problem is the result of computer programs recognizing a date using "00" as the year 1900 rather than the year 2000, which could result in miscalculations or system failures. The Contributed Subsidiaries have undertaken a thorough review of their current information technology ("IT") and non-IT systems. This review is expected to be a continuing process. Based on this review and the resulting changes that were implemented, the majority of the Contributed Subsidiaries' hardware has now been upgraded to comply with Year 2000 requirements. The total cost for these upgrades is not expected to exceed $75,000.


    As another part of Year 2000-compliance review, the Contributed Subsidiaries have also undertaken a logical process of updating or deleting software systems known to have problems handling two-digit date information properly. The testing and identification phase of the review of core applications supporting accounting, human resources and manufacturing processes has now been completed. Upgrade or replacement of these applications is expected to be completed in the spring of 1999. The net cost of these upgrades is not expected to exceed $100,000.

    The Contributed Subsidiaries have also implemented a Year 2000 compliance inquiry program with its current and potential major vendors and suppliers as to both the status of their equipment and systems and any delays they anticipate in supplying goods and services to the Contributes Subsidiaries. If a third party's systems are not Year 2000 compliant, that problem will be addressed directly with that third party.

    Management recognizes that failure to meet all Year 2000 issues could result in significant degradation of the Contributed Subsidiaries ability to provide laboratory testing, to track and record manufacturing processes, invoice customers and pay vendors. Management is addressing these issues directly, aggressively pursuing upgrading all mission-critical systems.


    Management foresees the likely internal "worst case scenario" to be limited in scope, and could include a very small number of machines that may not handle date data correctly. In this event, processing of data will be shifted to other machines until replacement can be accomplished. No significant degradation of data collection or processing is anticipated.


    If, because of unforeseen circumstances, installed hardware and software systems cease to function on January 1, 2000, a disaster recovery contingency plan will be activated to handle the emergency situation. The Contributed Subsidiaries have established relationships with several computer system vendors who will provide the necessary hardware and software to support the contingency plan.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS


    The unaudited pro forma condensed combined financial data as of January 31, 1999 and for the twelve months ended April 30, 1998 and the nine months ended January 31, 1999 gives effect to the Merger, accounted for under the "purchase" accounting method. The unaudited pro forma condensed combined financial data is based on the historical consolidated financial statements of Hauser and the historical combined financial statements of the Contributed Subsidiaries under the assumptions and adjustments set forth in the notes to such pro forma financial data.


    The unaudited pro forma condensed combined balance sheet data assumes that the Merger was consummated on January 31, 1999, and the unaudited pro forma condensed combined statements of operations data assumes that the Merger was consummated on May 1, 1997. The fiscal year of Hauser ends on April 30, and the fiscal year of the Contributed Subsidiaries ends on March 31. For purposes of presenting the unaudited pro forma condensed combined statements of operations data, the historical financial statements of Contributed Subsidiaries for the year ended March 31, 1998 were combined with the historical financial statements of Hauser for the year ended April 30, 1998. The historical financial statements of Hauser for the nine months ended January 31, 1999 have been combined with the unaudited historical financial statements of the Contributed Subsidiaries for the nine months ended January 31, 1999.

    For the purposes of presenting the unaudited pro forma condensed combined balance sheet data, the tangible assets and liabilities of the Contributed Subsidiaries have been adjusted to their estimated fair market values and the excess purchase price has preliminarily been assigned to goodwill, which is being amortized over a 20-year period. The fair value of the Contributed Subsidiaries assets and liabilities is based on preliminary estimates and may change from those estimates due to changes in the fair value of tangible assets and liabilities at the date of the closing, the results of management's valuation of intangible assets other than goodwill acquired as part of the merger, and the impact of the Escrow Agreement (see "THE MERGER AGREEMENT--The Escrow Agreement"). Upon completion of the merger, management will perform a valuation of the fair value of the assets and liabilities and make an assessment of the impact of the escrow agreement in order to finalize the purchase accounting. The effect of the valuation and assessment is not expected to have a material effect on the pro forma combined financial statements included in this proxy. The unaudited pro forma condensed combined statements of operations data exclude any benefit that may result due to synergies that may be derived and elimination of duplicative efforts resulting from the acquisition of the Contributed Subsidiaries.


    The pro forma adjustments included herein are based on the available information and certain assumptions that management believes are reasonable and factually supportable. The adjustments for the costs related to the exit of the paclitaxel business have been included herein as the decision to exit the paclitaxel business is a direct result of Hauser's decision to enter into the Merger Agreement. These adjustments are described in more detail in the accompanying notes. Although approval of the Merger Agreement is not contingent upon approval of the Reverse Stock Split, the pro forma condensed combined financial statement data will be affected by any stock split that occurs if the Reverse Stock Split is approved. See "APPROVAL OF REVERSE STOCK SPLIT". The unaudited pro forma condensed combined financial statement data may not be indicative of the results that actually would have occurred if the acquisition of the Contributed Subsidiaries had been consummated on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed combined financial statement data should be read in conjunction with the historical consolidated financial statements for Hauser and the historical combined financial statements of the Contributed Subsidiaries.

                   HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES

                              UNAUDITED PRO FORMA

                        CONDENSED COMBINED BALANCE SHEET

                                                                     AS OF JANUARY 31, 1999
                                                 ---------------------------------------------------------------
                                                                  CONTRIBUTED      PRO FORMA        HAUSER PRO
                                                     HAUSER      SUBSIDIARIES     ADJUSTMENTS         FORMA
                                                 --------------  -------------  ----------------  --------------
                                                     ASSETS
CURRENT ASSETS:
Cash and cash equivalents......................  $    4,687,571  $      11,886  $          --     $    4,699,457
Accounts receivable, net.......................       7,074,413     12,618,636             --         19,693,049
Inventories, current...........................      10,816,207     26,334,737             --         37,150,944
Inventory, at net realizable value.............       7,741,313             --             --          7,741,313
Prepaid expenses and other.....................         256,773      2,965,277             --          3,222,050
Net deferred income tax assets.................       1,949,152        440,543             --          2,389,695
                                                 --------------  -------------  ----------------  --------------
  Total current assets.........................      32,525,429     42,371,079             --         74,896,508
                                                 --------------  -------------  ----------------  --------------
PROPERTY AND EQUIPMENT:
Land and buildings.............................       7,695,394        444,630             --          8,140,024
Lab and processing equipment...................      23,390,778      1,307,101             --         24,697,879
Furniture and fixtures.........................       3,879,635        337,526             --          4,217,161
                                                 --------------  -------------  ----------------  --------------
  Total property and equipment.................      34,965,807      2,089,257             --         37,055,064
Accumulated depreciation.......................     (18,272,832)    (1,570,653)            --        (19,843,485)
                                                 --------------  -------------  ----------------  --------------
  Net property & equipment.....................      16,692,975        518,604             --         17,211,579
                                                 --------------  -------------  ----------------  --------------
OTHER ASSETS:
Goodwill, net..................................       1,428,988             --     33,469,699(1)      34,898,687
Deposits.......................................       1,719,972             --             --          1,719,972
Net deferred income tax asset..................       1,010,154             --             --          1,010,154
Other..........................................          67,099        230,483             --            297,582
                                                 --------------  -------------  ----------------  --------------
  Total other assets...........................       4,226,213        230,483     33,469,699         37,926,395
                                                 --------------  -------------  ----------------  --------------
                                                 $   53,444,617  $  43,120,166  $  33,469,699     $  130,034,482
                                                 --------------  -------------  ----------------  --------------
                                                 --------------  -------------  ----------------  --------------

 See accompanying notes to unaudited proforma condensed combined balance sheet.

                   HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES

                              UNAUDITED PRO FORMA

                        CONDENSED COMBINED BALANCE SHEET


                                                                        AS OF JANUARY 31, 1999
                                                    ---------------------------------------------------------------
                                                                    CONTRIBUTED        PRO FORMA        HAUSER PRO
                                                       HAUSER       SUBSIDIARIES      ADJUSTMENTS         FORMA
                                                    ------------    ------------   -----------------   ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable..................................  $  2,587,654    $  7,895,173   $         --        $ 10,482,827
Current portion long-term debt....................     6,634,784      20,633,583    (22,633,583)(2)       4,634,784
Accrued salaries and benefits.....................     1,127,122         372,233             --           1,499,355
Deposits..........................................     3,710,321(5)           --             --           3,710,321
Accrued exit costs................................     4,990,926              --             --           4,990,926
Other accrued current liabilities.................       551,879       2,213,346      1,000,000(3)        3,765,225
                                                    ------------    ------------   -----------------   ------------
  Total current liabilities.......................    19,602,686      31,114,335    (21,633,583)         29,083,438
                                                    ------------    ------------   -----------------   ------------
LONG TERM DEBT                                           522,668              --     22,633,583(2)       23,156,251
                                                    ------------    ------------   -----------------   ------------
SHAREHOLDERS' EQUITY:
Common stock......................................        10,673           1,061          8,996(4)           20,730
Preferred stock...................................            --       2,000,000     (2,000,000)(4)              --
Additional paid-in capital........................    58,882,344       1,003,499     43,461,974(4)      103,347,817
Treasury stock....................................            --        (400,000)       400,000(4)               --
(Accumulated deficit) retained earnings...........   (25,573,754)      9,401,271     (9,401,271)(4)     (25,573,754)
                                                    ------------    ------------   -----------------   ------------
  Total shareholders' equity......................    33,319,263      12,005,831     32,469,699          77,794,793
                                                    ------------    ------------   -----------------   ------------
                                                    $ 53,444,617    $ 43,120,166   $ 33,469,699        $130,034,482
                                                    ------------    ------------   -----------------   ------------
                                                    ------------    ------------   -----------------   ------------


See accompanying notes to unaudited pro forma condensed combined balance sheet.

                   HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF JANUARY 31, 1999

(1) Reflects the estimated goodwill associated with the Merger computed as follows:

Fair value of common stock to be issued........................  $44,475,530
Costs associated with the transaction..........................    1,000,000
                                                                 -----------
Total consideration............................................   45,475,530
Fair value of the excess of identifiable assets acquired over liabilities assumed by Hauser................................  (12,005,831)
                                                                 -----------
Goodwill.......................................................  $33,469,699

    The total value of the common stock to be issued to ZGNA and ZBI of approximately $44,475,530 was determined based on the average closing price of Hauser's stock for three days prior and three days after the announcement of the Merger. Approximately 2,412,000 shares issued to shareholders of ZGNA and ZBI will be held in escrow pending Hauser's sale of the paclitaxel business. The shares are to be released from escrow and subsequently retired based upon the net proceeds realized from the sale of the paclitaxel business in excess of $3,000,000. Net proceeds has been defined to mean the cash proceeds from the sale of paclitaxel related assets realized by October 31, 1999, less (1) all cash costs incurred to complete production of the inventory into finished goods; (2) estimated costs to terminate cultivar contracts and (3) other cash costs incurred to exit the paclitaxel business. Hauser has entered into a bulk sales agreement for substantially all of its paclitaxel inventory under which gross proceeds would be approximately $9.5 million. Net proceeds as of the date of the agreement, after estimated costs to complete in-process paclitaxel inventory ($2 million) and estimated costs to terminate its cultivar contracts ($5 million) would be approximately $2.5 million resulting in no shares being released from escrow. The shares are to be released from escrow and subsequently retired at a rate of $3.50 per share (see "The Escrow Agreement"). The amount of shares are to be released from escrow will depend on the cash proceeds received from the sale of paclitaxel related intellectual property, the cost of terminating the cultivar contracts and the cost of processing the remaining paclitaxel inventory. The ultimate amount of goodwill will depend on the shares released from escrow (if any) and the fair value of the Contributed Subsidiaries assets and liabilities on the Effective Date of the Merger.

(2) Reflects the new revolving and term credit facility entered into in conjunction with the Merger. Upon consummation of the Merger, Hauser will enter into two credit facilities for an aggregate amount of $45,000,000 to be guaranteed by each of its subsidiaries: a revolving line of credit up to $35,000,000 for general working capital purposes maturing two years after the loan closing, and a $10,000,000 non-revolving term commitment for financing the acquisition of fixed assets with a draw down period of two years and a maturity date of five years following the loan closing. The interest rate on the revolving credit facility is the Bank's prime rate minus 0.75% per annum or the Bank's quoted LIBOR rate plus 1.5% per annum. For the term loan fixed asset facility, the interest rate is the Bank's prime rate minus 0.5% per annum or the Bank's quoted LIBOR plus 1.75% per annum or on a specific fixed rate basis. The commitment fee for the credit facility arranged in connection with this transaction is 0.25% per annum on the unused portion of the $10.0 million fixed asset line. The commitment fee is paid quarterly in arrears. No adjustment is presented in the pro forma financial statements as the amount expected to be drawn on the line and the resulting commitment fee is not factually supportable.

                   HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF JANUARY 31, 1999

(3) Reflects the estimated merger related costs consisting principally of transaction costs for financial advisory fees, attorneys, accountants and financial printing related to the Merger.

(4) Reflects the issuance of approximately 10,057,000 shares of Hauser's Common Stock to ZGNA and ZBI shareholders. This includes approximately 2,412,000 shares held in escrow. The number of shares of Hauser's Common Stock that will ultimately be issued to ZGNA and ZBI is based on a formula defined in the Escrow Agreement (see "The Escrow Agreement"). The shares are to be released from escrow and subsequently retired based upon the net proceeds realized from the sale of the paclitaxel business in excess of $3,000,000. Net proceeds has been defined to mean the cash proceeds from the sale of paclitaxel related assets realized by October 31, 1999, less (1) all cash costs incurred to complete production of the inventory into finished goods;
    (2) estimated costs to terminate cultivar contracts and (3) other cash costs incurred to exit the paclitaxel business. Hauser has entered into a bulk sales agreement for substantially all of its paclitaxel inventory under which gross proceeds would be approximately $9.5 million. Net proceeds as of the date of the agreement, after estimated costs to complete in-process paclitaxel inventory ($2 million) and estimated costs to terminate its cultivar contracts ($5 million) would be approximately $2.5 million resulting in no shares being released from escrow. Because the cancellation of the shares held in escrow is not highly probable, Hauser has assumed that none of the shares will be retired and ZGNA and ZBI will own 49% of the outstanding Common Stock. If all escrow shares are returned to Hauser and canceled, pro forma equity and goodwill would be reduced by approximately $10,807,000.

(5) In connection with the Merger Agreement, Hauser executed an inventory purchase agreement with ZGNA which is intended to provide interim financing for Hauser. Included in Deposits as of January 31, 1999, is $3 million received pursuant to this agreement. The purchase price for the inventory is the lower of cost or market. At any time, Hauser may require ZGNA to resell to Hauser all or any portion of the inventory purchased by ZGNA at the same price at which ZGNA purchased the inventory and require ZGNA to purchase substantially similar raw material and finished product having a value substantially equivalent to the repurchased inventory. Hauser will recognize revenue from the transaction upon the sale of the inventory to an unrelated party.

                   HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES

                              UNAUDITED PRO FORMA

                   CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                                   YEAR ENDED APRIL 30, 1998
                                          ---------------------------------------------------------------------------
                                                                        COSTS RELATED
                                                          CONTRIBUTED   TO PACLITAXEL    PRO FORMA       HAUSER PRO
                                             HAUSER      SUBSIDIARIES    BUSINESS(1)    ADJUSTMENTS         FORMA
                                          -------------  -------------  -------------  -------------    -------------
REVENUES:
  Natural products......................  $  17,530,104  $ 101,126,620  $  (3,855,272) $          --    $ 114,801,452
  Technical services....................     14,507,424             --             --             --       14,507,424
                                          -------------  -------------  -------------  -------------    -------------
    Total revenues......................     32,037,528    101,126,620     (3,855,272)            --      129,308,876
                                          -------------  -------------  -------------  -------------    -------------
COST OF REVENUES:
  Natural products......................     15,091,082     84,318,709     (2,761,989)            --       96,647,802
  Technical services....................     10,102,016             --             --             --       10,102,016
                                          -------------  -------------  -------------  -------------    -------------
    Total cost of revenues..............     25,193,098     84,318,709     (2,761,989)            --      106,749,818
                                          -------------  -------------  -------------  -------------    -------------
GROSS PROFIT (LOSS).....................      6,844,430     16,807,911     (1,093,283)            --       22,559,058
                                          -------------  -------------  -------------  -------------    -------------
OPERATING EXPENSES:
  Research and development..............      2,229,843             --       (655,444)            --        1,574,399
  Selling, general and administrative...      7,697,329     10,171,306       (425,023)            --       17,443,612
  Goodwill..............................         62,800             --        (62,800)     1,673,485(2)     1,673,485
  Product warranty......................      1,500,000             --             --             --        1,500,000
                                          -------------  -------------  -------------  -------------    -------------
    Total operating expenses............     11,489,972     10,171,306     (1,143,267)     1,673,485       22,191,496
                                          -------------  -------------  -------------  -------------    -------------
INCOME (LOSS) FROM OPERATIONS:..........     (4,645,542)     6,636,605         49,984     (1,673,485)         367,562
                                          -------------  -------------  -------------  -------------    -------------
OTHER INCOME (EXPENSE):
  Interest income.......................        315,280             --             --             --          315,280
  Interest expense......................        (44,931)    (1,190,689)            --             --(3)    (1,235,620)
  Other income..........................        361,461        282,939             --             --          644,400
                                          -------------  -------------  -------------  -------------    -------------
    Total other income (expense)........        631,810       (907,750)            --             --         (275,940)
                                          -------------  -------------  -------------  -------------    -------------
INCOME (LOSS) BEFORE INCOME TAX.........     (4,013,732)     5,728,855         49,984     (1,673,485)          91,622
INCOME TAX (EXPENSE) BENEFIT............        879,723     (2,389,195)            --        809,472(4)      (700,000)
                                          -------------  -------------  -------------  -------------    -------------
NET INCOME (LOSS).......................  $  (3,134,009) $   3,339,660  $      49,984  $    (864,013)   $    (608,378)
                                          -------------  -------------  -------------  -------------    -------------
                                          -------------  -------------  -------------  -------------    -------------
LOSS PER SHARE BASIC AND DILUTED:.......  $       (0.30)           N/A            N/A            N/A    $       (0.03)
WEIGHTED AVERAGE SHARES OUTSTANDING
  BASIC AND DILUTED.....................     10,439,800            N/A            N/A     10,057,028       20,496,828
                                          -------------  -------------  -------------  -------------    -------------
                                          -------------  -------------  -------------  -------------    -------------

 See accompanying notes to unaudited pro forma condensed combined statement of operations.

                   HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES

           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
                OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 1998

(1) Reflects the removal of revenues and expenses related to the paclitaxel business. As a result of the Merger, Hauser will exit the business of producing bulk paclitaxel. All approvals necessary to exit the paclitaxel business have been obtained.

(2) Reflects the estimated amortization of goodwill using a twenty year life that would have occurred during the pro forma period. Goodwill amortization expense would have been approximately $1,673,485 during the year ended April 30, 1998. Goodwill is dependent upon the number of shares ultimately issued and the fair value of the assets and liabilities of the contributed subsidiaries, which could differ from the amounts assumed for purposes of the unaudited pro forma statements. If all escrow shares are returned to Hauser and canceled, pro forma goodwill amortization expense would be approximately $1,133,000. See "The Escrow Agreement".

(3) No adjustment has been made to interest expense to account for changes in the amount of interest and commitment fees that would be paid relating to the new credit facility obtained by Hauser as part of the Merger because any estimate of utilization of credit facilities is not factually supportable.

(4) Reflects estimated pro forma income tax at the combined statutory rate of approximately 40% and includes the effect of goodwill amortization, which is non-deductible for tax purposes.

                   HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES

                              UNAUDITED PRO FORMA

                   CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                              NINE MONTHS ENDED JANUARY 31, 1999
                                          ---------------------------------------------------------------------------
                                                                        COSTS RELATED
                                                          CONTRIBUTED   TO PACLITAXEL    PRO FORMA       HAUSER PRO
                                             HAUSER      SUBSIDIARIES    BUSINESS(1)    ADJUSTMENTS         FORMA
                                          -------------  -------------  -------------  -------------    -------------
REVENUES:
  Natural product processing............  $  10,257,581  $  61,750,633  $          --  $     955,982(2) $  72,964,196
  Technical services....................     12,784,147             --             --             --       12,784,147
  Paclitaxel............................      2,893,845             --     (2,893,845)            --               --
                                          -------------  -------------  -------------  -------------    -------------
    Total revenues......................     25,935,573     61,750,633     (2,893,845)       955,982       85,748,343
                                          -------------  -------------  -------------  -------------    -------------
COST OF REVENUES:
  Natural product processing............      8,374,690     53,237,557             --             --       61,612,247
  Technical services....................      9,287,157             --             --             --        9,287,157
  Paclitaxel............................      1,572,734             --     (1,572,734)            --               --
  Write-off of inventory................     19,700,000             --    (19,700,000)            --               --
                                          -------------  -------------  -------------  -------------    -------------
    Total cost of revenues..............     38,934,581     53,237,557    (21,272,734)            --       70,899,404
                                          -------------  -------------  -------------  -------------    -------------
GROSS PROFIT (LOSS).....................    (12,999,008)     8,513,076     18,378,889        955,982       14,848,939
                                          -------------  -------------  -------------  -------------    -------------
OPERATING EXPENSES:
  Research and development..............      1,136,479             --       (190,489)            --          945,990
  Selling, general and admin............      6,933,625      6,526,166        (91,328)            --       13,368,463
  Write-off of assets...................      5,900,000             --     (5,900,000)            --               --
  Goodwill..............................         35,010             --        (35,010)     1,255,114(3)     1,255,114
                                          -------------  -------------  -------------  -------------    -------------
    Total operating expenses............     14,005,114      6,526,166     (6,216,827)     1,255,114       15,569,567
                                          -------------  -------------  -------------  -------------    -------------
INCOME (LOSS) FROM OPERATIONS...........    (27,004,122)     1,986,910     24,595,716       (299,132)        (720,628)
                                          -------------  -------------  -------------  -------------    -------------
OTHER INCOME (EXPENSE):
  Interest income.......................         79,521             --             --             --           79,521
  Interest expense......................       (370,131)    (1,044,593)            --             --(4)    (1,414,724)
  Other income..........................         42,037        394,496             --             --          436,533
                                          -------------  -------------  -------------  -------------    -------------
    Total other income (expense)........       (248,573)      (650,097)            --             --         (898,670)
                                          -------------  -------------  -------------  -------------    -------------
INCOME (LOSS) BEFORE INCOME TAX.........    (27,252,695)     1,336,813     24,595,716       (299,132)      (1,619,298)
INCOME TAX (EXPENSE) BENEFIT............             --       (576,854)            --        576,854(5)            --
                                          -------------  -------------  -------------  -------------    -------------
NET INCOME (LOSS).......................  $ (27,252,695) $     759,959  $  24,595,716  $     277,722    $  (1,619,298)
                                          -------------  -------------  -------------  -------------    -------------
                                          -------------  -------------  -------------  -------------    -------------
LOSS PER SHARE BASIC AND DILUTED........  $       (2.60)           N/A            N/A            N/A    $       (0.08)
WEIGHTED AVERAGE SHARES OUTSTANDING
  BASIC AND DILUTED.....................     10,467,531            N/A            N/A     10,057,028       20,524,559
                                          -------------  -------------  -------------  -------------    -------------
                                          -------------  -------------  -------------  -------------    -------------

 See accompanying notes to unaudited pro forma condensed combined statement of operations.

                   HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES

           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS
            OF OPERATIONS FOR THE NINE MONTHS ENDED JANUARY 31, 1999

(1) Reflects the removal of revenues and expenses related to the paclitaxel business. As a result of the Merger, Hauser will exit the business of producing bulk paclitaxel. All approvals necessary to exit the paclitaxel business have been obtained.

(2) Reflects the estimated additional revenue to be realized from the sale of product from Wilcox (a Contributed Subsidiary) to ZBI during the nine months ended January 31, 1999. During this period, Wilcox sold product to ZBI at cost. The parties have agreed that Wilcox will charge ZBI prices no less favorable than those charged to unrelated third parties.

(3) Reflects the estimated amortization of goodwill using a twenty year life that would have occurred during the pro forma period. Goodwilll amortization expense would have been approximately $1,255,000 during the nine months ended January 31, 1999. Goodwill is dependent upon the number of shares ultimately issued and the fair value of the assets and liabilities of the contributed subsidiaries which could differ from the amounts assumed for purposes of the unaudited pro forma statements. If all escrow shares are returned to Hauser and canceled, pro forma goodwill amortization expense would be approximately $850,000. See "THE MERGER AGREEMENT--The Escrow Agreement".

(4) No adjustment has been made to interest expense to account for changes in the amount of interest and commitment fees that would be paid relating to the new credit facility obtained by Hauser as part of the Merger because any estimate of utilization of credit facilities is not factually supportable.

(5) Reflects estimated pro forma income tax which includes the effect of goodwill amortization, which will be non-deductible for tax purposes.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth as of March 31, 1999, the number of shares of Common Stock owned by any person who is known by Hauser to be the beneficial owner of more than 5% of Hauser's voting securities, by all individual Directors, by the Company's Chief Executive Officer and the four most highly paid executives with annual base salaries of $100,000 or more (the "NAMED EXECUTIVE OFFICERS"), and by all Executive Officers and Directors as a group:

                                                                       AMOUNT AND NATURE OF
                                                                            BENEFICIAL         PERCENT OF
                      NAME OF BENEFICIAL OWNER                             OWNERSHIP(1)           CLASS
--------------------------------------------------------------------  ----------------------  -------------
DIRECTORS:
  Dean P. Stull(2)..................................................            320,294               3.0%
  Randall J. Daughenbaugh(2)........................................            175,252               1.6%
  William E. Coleman(3).............................................             57,855                (*)
  Stanley J. Cristol(4).............................................            121,843               1.2%
  Bert M. Tolbert(5)................................................             96,077                (*)
  Beverly J. Haddon(6)..............................................              6,500                (*)
  Robert F. Saydah(7)...............................................             31,200                (*)

NAMED EXECUTIVE OFFICERS:
  Philip H. Katz(8).................................................              4,017                (*)
  Kenneth P. Gordon(8)..............................................                350                (*)
  Eugene W. Damon(8)................................................              1,017                (*)
  Martin C. Wehr(2).................................................             57,000                (*)

ALL OFFICERS AND DIRECTORS AS A GROUP: (13 persons).................            904,320               8.3%

5% SHAREHOLDERS:
  Fidelity Management & Research Company(9).........................          1,368,300              13.1%
  T. Rowe Price Associates(10)......................................          1,226,000              11.4%

------------------------

   * Indicates less than 1%.

 (1) Includes the following number of shares which could be acquired within 60 days through the exercise of stock options: Dr. Stull, 130,320 shares; Dr. Daughenbaugh, 68,234 shares; Dr. Cristol, 20,850 shares; Ms. Haddon, 4,500 shares; Mr. Saydah, 23,700 shares; Dr. Tolbert, 21,900 shares; and all directors and officers as a group, 380,903 shares.

 (2) Their business address is 5555 Airport Boulevard, Boulder, CO 80301.

 (3) Includes 24,359 shares owned by Dr. Coleman directly, 1 share owned by CVM Equity Fund II, Ltd., of which Dr. Coleman is a general partner; 4,695 shares owned by Colorado Venture Management, Inc., of which Dr. Coleman is Chairman; and shares which could be acquired within 60 days through the exercise of options to purchase 28,800 shares held by CVM, Inc. Dr. Coleman's address is Colorado Venture Management, Inc., 4845 Pearl East Circle, Suite 300, Boulder, CO 80301.

 (4) Dr. Cristol's address is University of Colorado, Department of Chemistry and Biochemistry, Campus Box 215, Boulder, CO 80309.

 (5) Dr. Tolbert's address is 444 Kalmia Avenue, Boulder, CO 80304.

 (6) Ms. Haddon's address is CRL Associates, Inc., 1625 Broadway, Suite 2450, Denver, CO 80202.


 (7) Mr. Saydah's address is Heidrick & Struggles, 2493 Biltmore Dr., Alamo, CA 94507.


 (8) The business address for Messrs. Katz, Gordon and Damon is Shuster, Inc., Quincy Research Park, 5 Hayward St., Quincy, MA 02171.

 (9) The business address for Fidelity Management & Research Company is 82 Devonshire Street, Boston, MA 02109.

 (10) The business address for T. Rowe Price Associates, Inc., is 100 E. Pratt Street, Baltimore, MD 21202.

                        SECURITY OWNERSHIP OF MANAGEMENT
               AND CERTAIN BENEFICIAL OWNERS FOLLOWING THE MERGER

    The following table sets forth as of March 31, 1999, and giving effect to the Merger, the number of shares of Common Stock owned by any person who is known by Hauser to be the beneficial owner of more than 5% of Hauser's voting securities, by all individual Directors, by the Company's Co-Chief Executive Officers and the four most highly paid executives with annual base salaries of $100,000 or more (the "NAMED EXECUTIVE OFFICERS"), and by all Executive Officers and Directors as a group:

                                                                       AMOUNT AND NATURE OF
                                                                            BENEFICIAL         PERCENT OF
                      NAME OF BENEFICIAL OWNER                             OWNERSHIP(1)           CLASS
--------------------------------------------------------------------  ----------------------  -------------
DIRECTORS:
  Dean P. Stull(2)..................................................            423,032               2.0%
  William E. Coleman(3).............................................             57,855                (*)
  Robert F. Saydah(4)...............................................             31,200                (*)
  Rudolfo C. Bryce(5)...............................................                  0                (*)
  Herbert Elish(6)..................................................                  0                (*)
  James R. Mellor(7)................................................                  0                (*)
  Harvey L. Sperry(8)...............................................                  0                (*)
  Volker Wypyszyk(9)................................................                  0                (*)
  Peter Zuellig(10).................................................                  0                (*)

NAMED EXECUTIVE OFFICERS:
  Philip H. Katz(11)................................................             12,710                (*)
  Kenneth P. Gordon(11).............................................              4,158                (*)
  Eugene W. Damon(11)...............................................              5,016                (*)
  Martin C. Wehr(2).................................................            107,000                (*)

ALL OFFICERS AND DIRECTORS AS A GROUP: (15 persons).................            705,327               3.4%

5% SHAREHOLDERS:
  Fidelity Management & Research Company(12)........................          1,368,300               6.7%
  T. Rowe Price Associates(13)......................................          1,226,000               6.0%
  ZBI(14)...........................................................          5,531,365              26.9%
  ZGNA(15)..........................................................          4,525,663              22.0%

------------------------

   * Indicates less than 1%.

 (1) Includes the following number of shares which could be acquired within 60 days through the exercise of stock options (including options which accelerate as a result of the Merger): Dr. Stull, 233,058 shares; Mr. Saydah, 23,700 shares and all directors and officers as a group, 559,732 shares.

 (2) Their business address is 5555 Airport Boulevard, Boulder, CO 80301.

 (3) Includes 24,359 shares owned by Dr. Coleman directly, 1 share owned by CVM Equity Fund II, Ltd., of which Dr. Coleman is a general partner; 4,695 shares owned by Colorado Venture Management, Inc., of which Dr. Coleman is Chairman; and shares which could be acquired within 60 days through the exercise of options to purchase 28,800 shares held by CVM, Inc. Dr. Coleman's address is Colorado Venture Management, Inc., 4845 Pearl East Circle, Suite 300, Boulder, CO 80301.


 (4) Mr. Saydah's address is Heidrick & Struggles, 2493 Biltmore Dr., Alamo, CA 94507.


 (5) Mr. Bryce's address is One Charlotte Hill Drive, Bernardsville, NJ 07924.

 (6) Mr. Elish's address is 4400 Forbes Avenue, Pittsburgh, PA 15231.

 (7) Mr. Mellor's address is 32161 South Coast Highway, Laguna Beach, CA 92651.

 (8) Mr. Sperry's address is Willkie Farr & Gallagher, 787 Seventh Ave., New York, NY 10019.

 (9) Mr. Wypyszyk's address is 2550 El Presidio St., Long Beach, CA 90810.

 (10) Mr. Zuellig's address is 18-F, The Hong Kong Club Building, 3A Charter Road, Central, Hong Kong.

 (11) The business address for Messrs. Katz, Gordon and Damon is Shuster, Inc., Quincy Research Park, 5 Hayward St., Quincy, MA 02171.

 (12) The business address for Fidelity Management & Research Company is 82 Devonshire Street, Boston, MA 02109.

 (13) The business address for T. Rowe Price Associates, Inc., is 100 E. Pratt Street, Baltimore, MD 21202.

 (14) ZBI is a wholly-owned subsidiary of ZGNA.


 (15) ZGNA is a wholly-owned subsidiary of Zatpack Inc. an international business company organized under the laws of the British Virgin Islands ("Zatpack"). Zatpack has 100 shares of common stock issued and outstanding, which is divided into three classes. 49 shares of Zatpack Class A common stock are held by the Stephen Zuellig Issue Trust for the benefit of Stephen Zuellig's descendants. 49 shares of Zatpack Class B common stock are held by the Gilbert Zuellig Issue Trust for the benefit of Gilbert Zuellig's descendants. 2 shares of Zatpack Class C common stock are held by the Peter Zuellig and Thomas Zuellig Trust for the benefit of Peter Zuellig, the eldest son of Stephen Zuellig, and Thomas Zuellig, the eldest son of Gilbert Zuellig. The trustee for each trust is the Bermuda Trust Company.

                 ARRANGEMENTS AFFECTING CONTROL OF THE COMPANY

    As of March 31, 1999, the Officers and Directors of Hauser beneficially owned 904,320 shares of Common Stock or approximately 8.3% of the total shares issued and outstanding (assuming exercise of all warrants and options deemed to be beneficially owned by these persons). After the Merger, and assuming the acceleration of certain options, officers and directors of Hauser will own 705,327 shares of 3.4% of the total shares issued and outstanding (assuming exercise of all warrants and options deemed to be beneficially owned by these persons).

POSSIBLE APPLICATION OF CALIFORNIA CORPORATIONS CODE

    Pursuant to Section 2115 of the California Corporations Code, a foreign parent corporation (even though it does not itself transact intrastate business) is subject to certain provisions of the California Corporations Code if both (1) more than 50% of the outstanding Common Stock is held by persons having addresses in California and (2) if the average of the property, payroll and sales tax factors under California law is more than 50% during its latest full income year. If applicable, Hauser shareholders would have certain rights under California law that may be different than under the Articles of Incorporation of Hauser and under Colorado law relating to the election and removal of directors, filling of director vacancies, directors' standard of care, liability of directors for unlawful distributions, indemnification of directors and officers, liability of shareholders who receive unlawful distributions, annual shareholders meetings, cumulative voting, supermajority voting requirement, limitations on sale of assets, limitations on mergers, reorganizations, dissenters' rights, records and reports and rights of inspection. ZGNA and ZBI currently have addresses in California, but based upon the proforma financial information, Hauser does not believe the average property, payroll or sales tax factors will exceed 50%. However, there is no assurance that in the future such average will not exceed 50%, particularly if the Powders Option is exercised.

                        APPROVAL OF REVERSE STOCK SPLIT


    The Board of Directors has approved, and recommends that the shareholders approve, a resolution to effect a reverse split (the "REVERSE STOCK SPLIT") of the outstanding shares of Common Stock, whereby Hauser would issue one (1) new share of Common Stock in exchange for between two (2) and five (5) shares of presently outstanding Common Stock (the "RESOLUTION"). The Board believes that shareholder approval of an exchange ratio range (as opposed to approval of a specified exchange ratio) in which the Reverse Stock Split may be effected will provide the Board with maximum flexibility to achieve the purposes of the Reverse Stock Split and is in the best interests of Hauser and its shareholders. The Reverse Stock Split will be made if (1) the Merger is approved and (2) the Reverse Stock Split is necessary to meet the NASDAQ minimum bid price of $5.00 per share on the Closing Date of the Merger. See "APPROVAL OF REVERSE STOCK SPLIT--Reasons For and the Effect of the Proposed Reverse Stock Split".


    The Board of Directors will determine the effective date of the Reverse Stock Split, if any.


REASONS FOR AND THE EFFECT OF THE PROPOSED REVERSE STOCK SPLIT



    In March 1999, Hauser was advised by NASDAQ that the proposed Merger was deemed a "change of control" by NASDAQ that would require Hauser to submit a new Application for Initial Listing as a NASDAQ National Market company. One of the requirements for initial listing as a NASDAQ National Market company is that the minimum trading price of the stock be at least $5.00 per share.


    Based on the closing price for the Common Stock on March 31, 1999 ($2.75), Hauser does not satisfy the minimum bid price for the Common Stock of $5.00 per share. The primary purpose of the Reverse Stock Split is to increase the market value per share of the Common Stock in order to meet the National Market's minimum bid price. The reduction in the number of shares of Common Stock outstanding caused by the Reverse Stock Split is intended to increase the per share market price of the Common Stock, thereby allowing the Common Stock to qualify for continued listing on the National Market. If the shareholders approve this proposal, the Board of Directors will authorize the Reverse Stock Split if necessary to meet the minimum bid price. The Board of Directors will select a level within the exchange ratio range for the Reverse Stock Split which the Board believes will allow the Common Stock to qualify for listing on the National Market. The Reverse Stock Split will affect all shareholders equally and each shareholder's percentage equity interest in Hauser will remain unchanged.


    THE BOARD OF DIRECTORS STRONGLY URGES SHAREHOLDERS TO VOTE FOR THE REVERSE STOCK SPLIT. IF SHAREHOLDERS FAIL TO APPROVE THE REVERSE STOCK SPLIT, THE COMMON STOCK WILL LIKELY BE DELISTED FROM THE NASDAQ NATIONAL MARKET. IT IS A CONDITION TO THE OBLIGATION OF ZGNA AND ZBI TO CONSUMMATE THE MERGER THAT HAUSER COMMON STOCK BE LISTED ON THE NASDAQ NATIONAL MARKET, OR ON SOME OTHER STOCK EXCHANGE.


    In the event this Resolution is not adopted by Hauser's shareholders, and the Common Stock minimum bid price does not exceed $5.00 on or before the Closing Date of the Merger, Hauser has been advised that the Common Stock will be delisted by NASDAQ. No assurance can be given that the Common Stock will meet the requirements for listing on any other established trading market, including the Nasdaq Small Cap Market, in the event the Resolution is not approved by Hauser's shareholders. In addition, the listing of the Common Stock on the National Market is conditioned on Hauser being able to satisfy all of the National Market's qualitative and quantitative requirements for initial listing. Although there can be no assurance that Hauser will be able to satisfy all of these requirements or continue to satisfy these requirements in the future, Hauser believes it will satisfy such requirements on the Closing of Merger.



    The Reverse Stock Split also may enhance the acceptability of the Common Stock by the financial community and investing public. Theoretically, the bid price of the shares should not, by itself, affect Hauser's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading below $5.00 as unduly speculative in nature and, as a matter of policy or practice, avoid investments in such stocks. Hauser also believes the current per share price of the Common Stock has reduced the effective marketability of the shares because of the reluctance of many leading brokerage firms to recommend low-priced securities to their clients. Further, various brokerage house policies and practices tend to discourage individual brokers within firms from dealing in low-priced stocks. Some of those policies and procedures pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of low-priced stocks economically unattractive to brokers. In addition, the structure of trading commissions tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of a low-price stock generally represents a higher percentage of the sales price than the commission on higher priced issues. Hauser also believes that many brokers and other "margin loan" makers are unwilling to lend against stock trading below $5.00 per share. Hauser believes that all of the foregoing factors tend to depress the market for the Common Stock.



    Although there can be no assurance that the price of the Common Stock after the Reverse Stock Split will actually increase in an amount proportionate to the decrease in the number of outstanding shares, the proposed Reverse Stock Split is intended to result in a price level for the Common Stock that will mitigate or eliminate the foregoing factors that impact the market for the Common Stock. There is also no assurance that the market for the Common Stock will be improved and Hauser cannot predict what actual effect the Reverse Stock Split will have on the market price of the Common Stock.



    Based on the 20,533,456 shares of Common Stock that are presumed to be outstanding on the Closing Date of the Merger, the following table reflects the percentage reduction in the outstanding shares of

Common Stock and the number of shares of Common Stock that would be outstanding as a result of the Reverse Stock Split:


        PROPOSED REVERSE STOCK SPLIT           PERCENTAGE REDUCTION             SHARES TO BE OUTSTANDING
---------------------------------------------  ---------------------  ---------------------------------------------
                   1 for 2                                 50%                         10,266,728
                   1 for 3                                 66%                          6,844,485
                   1 for 4                                 75%                          5,133,364
                   1 for 5                                 80%                          4,106,691


    The Reverse Stock Split would not affect the proportionate equity interest in Hauser of any holder of Common Stock, except as may result from the provisions for the treatment of fractional shares as described below. Following the Reverse Stock Split, each share of Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to the Common Stock prior to such event.

EFFECT ON OUTSTANDING OPTIONS AND WARRANTS


    As of March 31, 1999, there were outstanding options to purchase an aggregate of 962,974 shares of Common Stock pursuant to Hauser employee stock option plans and warrants to purchase an aggregate of 48,477 shares of Common Stock. All of the outstanding options and warrants are subject to provisions for adjustments in the number of shares covered thereby, and the exercise price thereof, in the event of a reverse stock split. If the proposed Reverse Stock Split is approved and effected, there will be a proportionate reduction in the number of shares of Common Stock subject to outstanding options and warrants, depending on the ratio selected by the Board of Directors, and the exercise price per share would be proportionately increased. The number of shares authorized and available for grant under the 1987 Non-Statutory Stock Option Plan and the 1992 Incentive Stock Option Plan will be proportionately reduced.


EXECUTION AND CONSEQUENCES OF A REVERSE STOCK SPLIT

    Each stock certificate representing issued and outstanding shares of Common Stock prior to the effective date of the Reverse Stock Split will, after such effective date, represent the appropriate number of shares of Common Stock reflecting the Reverse Stock Split. It will not be necessary for shareholders to exchange their existing stock certificates. Shareholders may, however, exchange their certificates if they so choose.

    No scrip or fractional certificates will be issued in the Reverse Stock Split, and no such fractional share interest would entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional shares, and solely for the purpose of avoiding the expense and inconvenience of issuing fractional shares, Hauser's transfer agent, American Securities Transfer & Trust, Inc. (the "TRANSFER AGENT") will round up to the next higher whole share any fractional shares that result from the Reverse Stock Split.

    The Reverse Stock Split may leave certain shareholders with "odd lots" of the Common Stock, i.e., stock in amounts of less than 100 shares. These shares may be more difficult to sell, or require a greater commission per share to sell, than shares in even multiples of 100.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following description of federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not address all the tax consequences that may be relevant to a particular shareholder (such as non-resident aliens, broker-dealers or insurance companies).

Furthermore, no foreign, state or local tax consequences are discussed herein. Accordingly, shareholders are urged to consult their own tax advisors to determine the specific tax consequences of the Reverse Stock Split to them.

    The exchange of shares of stock for shares of post-split stock will not result in recognition of gain or loss. The holding period of the shares of post-split stock will include the shareholder's holding period for the shares of stock exchanged therefor, and the aggregate tax basis of the shares of the post-split stock will be the same as the aggregate tax basis of the shares of stock exchanged therefor.

PROPOSED RESOLUTION

    The proposed resolution is as follows:


    The Board of Directors shall have the authority to split the outstanding shares of Common Stock by a range of two to one to five to one (the "REVERSE STOCK SPLIT"); provided, however, that (1) no fractional share shall be issued pursuant to the Reverse Stock Split and (2) no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of Hauser. In lieu of any such fractional shares, Hauser's transfer agent American Securities Transfer & Trust, Inc., will round up to the next higher whole share any fractional shares that result from the Reverse Stock Split. The Reverse Stock Split will be effective if (1) the Merger is approved and (2) it is necessary to meet the NASDAQ $5.00 minimum bid price on the Closing Date of the Merger.


APPRAISAL RIGHTS

    Holders of Common Stock have no appraisal rights under Colorado law in connection with the Reverse Stock Split because the shares of Common Stock are listed on the Nasdaq National Market System on the Record Date for the meeting.

VOTE REQUIRED AND RESERVATION OF RIGHTS

    Approval of the Reverse Stock Split and adoption of the Resolution requires the affirmative vote of a majority of the quorum present in person or by proxy at the Special Meeting. Broker non-votes will not be counted. The Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split, if at any time prior to the Closing Date of the Merger, the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in the best interest of the Company and its shareholders.

BOARD RECOMMENDATIONS


    The Board of Directors recommends that shareholders vote "FOR" approval of the Reverse Stock Split. IF SHAREHOLDERS FAIL TO APPROVE THE REVERSE STOCK SPLIT, THE COMMON STOCK WILL LIKELY BE DELISTED FROM THE NASDAQ NATIONAL MARKET AND IF THE COMMON STOCK IS NOT LISTED ON ANOTHER STOCK EXCHANGE, ZGNA AND ZBI WILL HAVE NO OBLIGATION TO CONSUMMATE THE MERGER.

                              INDEPENDENT AUDITORS

    The audited consolidated financial statements of Hauser, Inc. as of April 30, 1998 and 1997 and for each of the fiscal years in the two-year period ended April 30, 1998 included in this Proxy Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


    The audited consolidated financial statements of Hauser, Inc. for the fiscal year ended April 30, 1996 included in this Proxy Statement has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.


    The combined financial statements of Zuellig Botanical Extracts, Inc., ZetaPharm, Inc. and Wilcox Drug Company, Inc. as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998 included in this Proxy Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

                                 OTHER MATTERS

    Management of Hauser knows of no other matter which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

                             SHAREHOLDER PROPOSALS


    Shareholder proposals intended for presentation at the Company's 1999 Annual Meeting of Shareholders, other than nominations for Board of Directors, should be sent to 5555 Airport Boulevard, Boulder, Colorado 80301, Attention: Corporate Secretary, and must be received by the Company not later than July 31, 1999.


                           FORWARD LOOKING STATEMENTS

    The statements herein, which are not historical, are forward-looking statements. The actual results of Hauser may vary materially from the forward-looking statements made above because of important factors such as the risk that the Merger will not be approved by the shareholders of Hauser or that any of the other conditions to the closing of the Merger will not be met, the risk that the integration of the two organizations will be disruptive to the operations of Hauser, the risk that Hauser will have difficulty in eliminating its paclitaxel business, the risk that Hauser will not be successful in securing funding to expand operations, the risk that new products will not be developed on time or meet market expectations, the risk that management will not be successful at gaining or retaining market share or controlling operating expenses and product costs, the risk of increased governmental regulation, and the risk that pricing and other competitive pressures worldwide will cause margins to erode significantly. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements made above is contained in Hauser's disclosure documents on file with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended April 30,1998, and its Form 10-Q for the quarter ended October 31, 1998.

                             AVAILABLE INFORMATION

    Hauser is subject to the disclosure and informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by Hauser with the Commission may be inspected and copied at the Commission's public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the Commission's regional offices located at 7 World Trade Center, 13th Floor, New

York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material may be obtained at prescribed rates by writing to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information regarding the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Certain of such reports, proxy statements and other information are also available from the Commission over the Internet at http://www.sec.gov. The shares Common Stock are traded over the counter on the NASDAQ. Reports, proxy statements and other information concerning Hauser may also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    The following documents filed with the Commission by Hauser under file #0-17174 are incorporated herein by reference:

    1. Hauser's Quarterly Reports on Form 10-Q for the quarters ended July 31, 1998, October 31, 1998 and January 31, 1999 (including exhibits filed therewith);

    2.  Hauser's Annual Report on Form 10-K for the year ended April 30, 1998;

    3. Those portions of Hauser's 1998 Annual Report to Shareholders under the captions "Corporate Profile" and "Common Stock" (but no other portion of such Annual Report); and

    4. The description of the Common Stock contained in Hauser's registration statements filed pursuant to Section 12 of the Exchange Act and any amendment or report updating such description.

    All documents filed by Hauser pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the time at which Hauser Special Meeting has been finally adjourned shall be deemed to be incorporated herein by reference and to be a part hereof from the date of such filing. Any statement contained herein or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part hereof, except as so modified or superseded.

    This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. The documents relating to Hauser (excluding exhibits unless specifically incorporated therein) are available to each person, including any beneficial owner, to whom a copy of this Proxy Statement is delivered, without charge, upon written or oral request to David I. Rosenthal, Chief Financial Officer, Hauser, Inc., 5555 Airport Boulevard, Boulder, CO 80301, telephone number (303) 443-4662. Hauser will send the requested documents by first-class mail within three business days of the receipt of the request. In order to ensure timely delivery of the documents, any request should be received no later than five business days before the applicable meeting date. Persons requesting copies of exhibits to such documents that are not specifically incorporated by reference in such documents will be charged the costs of reproduction and mailing. The delivery of this Proxy Statement shall not, under any circumstances, create an implication that since the date of this Proxy Statement there has been no change in the affairs of Hauser, ZGNA, ZBI or the Contributed Subsidiaries.


By Order of the Board of Directors


            [SIGCUT]

Dean P. Stull, Chairman

Boulder, Colorado


May 11, 1999

                                                                      APPENDIX A

December 8, 1998
Board of Directors
Hauser, Inc.
5555 Airport Blvd.
Boulder, CO 80301

Members of the Board:

    You have requested our opinion (the "Fairness Opinion"), as investment bankers, as to the fairness, from a financial point of view, to Hauser, Inc. (the "Company") and the stockholders of the Company of the consideration to be paid in connection with the proposed acquisitions via merger (the "Mergers") of QQB Holdings I, Inc., QQB Holdings II, Inc., and QQB Holdings III, Inc., all wholly owned subsidiaries of the Company (collectively, the "Merger Subs"), respectively with and into Zuellig Botantical Extracts, Inc. ("ZBE"), ZetaPharm, Inc. ("ZetaPharm"), and Wilcox Drug Company, Inc. ("Wilcox") (collectively, the "Contributed Subsidiaries"), all directly or indirectly wholly owned subsidiaries of Zuellig Group, N.A., Inc. ("ZGNA"), pursuant to the draft Agreement and Plan of Merger dated December 7, 1998 (the "Merger Agreement"), among, ZGNA, Zuellig Botanicals, Inc. ("ZBI"), the Contributed Subsidiaries, the Merger Subs and the Company. Adams, Harkness & Hill, Inc., as part of its investment banking activities, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

    At the Effective Time (as defined in the Merger Agreement), Merger Sub 1 shall be merged with and into ZBE, Merger Sub 2 shall be merged with and into ZetaPharm, and Merger Sub 3 shall be merged with and into Wilcox. Following the Effective Time, the separate corporate existence of the Merger Subs shall cease and ZBE, ZetaPharm and Wilcox each shall continue as the surviving corporations, each wholly owned by the Company. As of the Effective Time, by virtue of the Mergers, the shares of capital stock of ZBE, ZetaPharm and Wilcox shall be cancelled and extinguished and converted into rights to cumulatively receive a number of common shares of the Company (the "Company Common Shares") equal to
0.49 multiplied by the quotient obtained by dividing the number of common shares of the Company outstanding immediately prior to the Closing (as defined in the Merger Agreement) by 0.51.

    We are expressing no opinion as to what the value of the Company Common Shares will be when issued to ZGNA and ZBI pursuant to the Mergers or the prices at which the Company Common Shares will actually trade at any time. Our Fairness Opinion as expressed herein is limited to the fairness, from a financial point of view, of the consideration paid by the Company and does not address the Company's underlying business decision to engage in the Mergers.

    In developing our Fairness Opinion, we have, among other things: (i) reviewed the Company's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended April 31, 1998, and the Company's Form 10-Q and the related unaudited financial information for the six month period ending October 31, 1998; (ii) reviewed the audited financial statements of ZGNA, Wilcox and ZetaPharm for the three fiscal years ended March 31, 1998, and the audited financial statements of ZBI for the two fiscal years ended March 31, 1997; (iii) analyzed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company; (iv) analyzed certain internal financial statements and other financial and operating data concerning the Contributed Subsidiaries prepared by the management of ZGNA; (v) analyzed the potential pro forma financial effects of the Mergers on the Company and the Contributed Subsidiaries; (vi) conducted due diligence discussions with members of senior management of the Company and ZGNA and discussed with members of senior management of the Company and ZGNA their views regarding future business, financial and operating

                                                              Board of Directors
                                                                    Hauser, Inc.
                                                                December 8, 1998
                                                                          Page 2
benefits arising from the Mergers; (vii) reviewed the historical market prices and trading activity for the Company Common Shares and compared them with those of certain publicly traded companies we deemed to be relevant and comparable to the Company and the Contributed Subsidiaries, respectively; (viii) compared the results of operations of the Company and the Contributed Subsidiaries with that of certain companies we deemed to be relevant and comparable to the Company and the Contributed Subsidiaries, respectively; (ix) compared the financial terms of the Mergers with the financial terms of certain other mergers and acquisitions we deemed to be relevant and comparable to the Mergers; (x) participated in certain discussions among representatives of the Company and ZGNA and their financial and legal advisors; (xi) reviewed the Merger Agreement and agreements which are Exhibits thereto; and (xii) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we deemednecessary, including our assessment of general economic, market and monetary conditions.

    In connection with our review and arriving at our Fairness Opinion, we have not independently verified any information received from the Company or ZGNA, have relied on such information, and have assumed that all such information is complete and accurate in all material respects. With respect to any internal forecasts reviewed relating to the prospects of the Company and the Contributed Subsidiaries, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and ZGNA's management as to the future financial performance of the Company and the Contributed Subsidiaries. Our Fairness Opinion is rendered on the basis of securities market conditions prevailing as of the date hereof and on the conditions and prospects, financial and otherwise, of the Company and the Contributed Subsidiaries as known to us on the date hereof. We have not conducted, nor have we received copies of, any independent valuation or appraisal of any of the assets of the Company and the Contributed Subsidiaries. In addition, we have assumed, with your consent: (i) the Merger will be accounted for under the purchase method in accordance with generally accepted accounting principles as described in Accounting Principles Board Opinion Number 16; (ii) the Merger will constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended; and (iii) any material liabilities (contingent or otherwise, known or unknown) of the Company and the Contributed Subsidiaries are as set forth in the financial statements of the Company and the Contributed Subsidiaries, respectively.

    It is understood that this letter is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the transactions contemplated by the Merger Agreement.

    Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration is fair, from a financial point of view, to the Company and the Company's stockholders.

Sincerely,

ADAMS, HARKNESS & HILL, INC.

By:      /s/ JAMES A. SIMMS
      -------------------------
           James A. Simms
        GROUP HEAD, MERGERS &
            ACQUISITIONS

                                                                      APPENDIX B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                            ZUELLIG GROUP N.A., INC.
                                  HAUSER, INC.
                           AND CERTAIN OTHER PARTIES
                                     DATED
                                     AS OF
                                DECEMBER 8, 1998
                                      AND
                                    AMENDED
                                     AS OF
                               FEBRUARY 11, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                              ---------
SECTION 1.        DEFINITIONS...............................................................................        B-1

SECTION 2.        THE MERGER................................................................................        B-4
                       2.1.  The Mergers....................................................................        B-4
                       2.2.  The Closing....................................................................        B-5
                       2.3.  Effective Time.................................................................        B-5
                       2.4.  Effect of the Merger...........................................................        B-5

SECTION 3.        EFFECT OF THE MERGER ON THE CAPITAL STOCK; MERGER CONSIDERATION; EXCHANGE OF
                  CERTIFICATES..............................................................................        B-5
                       3.1.  Effect on Capital Stock; Merger Consideration..................................        B-5
                       3.2.  Certificate of Incorporation of Surviving Corporations.........................        B-6
                       3.3.  By-laws of the Surviving Corporations..........................................        B-6
                  3.4......  Directors and Officers.........................................................        B-6
                  3.5......  Tax Treatment..................................................................        B-6
                  3.6......  Accounting Treatment...........................................................        B-6

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................................        B-6
                       4.1.  Corporate Organization.........................................................        B-6
                       4.2.  Subsidiaries...................................................................        B-6
                       4.3.  Capitalization.................................................................        B-7
                       4.4.  Corporate Proceedings, etc.....................................................        B-7
                       4.5.  Consents and Approvals.........................................................        B-8
                       4.6.  Compliance with Law............................................................        B-8
                       4.7.  Litigation.....................................................................        B-9
                       4.8.  Change in Ownership............................................................        B-9
                       4.9.  Absence of Defaults, Conflicts, etc............................................       B-10
                      4.10.  Reports and Financial Statements...............................................       B-10
                      4.11.  Absence of Certain Developments................................................       B-11
                      4.12.  Material Contracts.............................................................       B-11
                      4.13.  Absence of undisclosed Liabilities.............................................       B-11
                      4.14.  Employees......................................................................       B-12
                      4.15.  Tax Matters....................................................................       B-12
                      4.16.  Employee Benefit Plans.........................................................       B-13
                      4.17.  Patents, Licenses, etc.........................................................       B-13
                      4.18.  Title to Tangible Assets.......................................................       B-13
                      4.19.  Insurance......................................................................       B-14
                      4.20.  Transactions with Related Parties..............................................       B-14
                      4.21.  Registration Rights............................................................       B-14
                      4.22.  Private Offering...............................................................       B-14
                      4.23.  Investment.....................................................................       B-14
                      4.24.  Brokerage......................................................................       B-15
                      4.25.  Takeover Statute...............................................................       B-15
                      4.26.  Material Facts.................................................................       B-15
                      4.27.  Debt...........................................................................       B-15
                      4.28.  Company Real Property..........................................................       B-15
                      4.29.  Corporate Minute Books.........................................................       B-16
                      4.30.  Good Condition.................................................................       B-16
                      4.31.  Manufacturing Capacity.........................................................       B-16

                                                                                                                PAGE
                                                                                                              ---------
SECTION 5.        REPRESENTATIONS AND WARRANTIES OF ZGNA....................................................       B-16
                       5.1.  Corporate Organization.........................................................       B-16
                       5.2.  Contributed Subsidiaries.......................................................       B-17
                       5.3.  Capitalization.................................................................       B-17
                       5.4.  Corporate Proceedings, etc.....................................................       B-17
                       5.5.  Consents and Approvals.........................................................       B-18
                       5.6.  Compliance with Law............................................................       B-18
                       5.7.  Litigation.....................................................................       B-19
                       5.8.  Change in Ownership............................................................       B-19
                       5.9.  Absence of Defaults, Conflicts, etc............................................       B-19
                      5.10.  Reports and Financial Statements...............................................       B-20
                      5.11.  Absence of Certain Developments................................................       B-20
                      5.12.  Material Contracts.............................................................       B-20
                      5.13.  Absence of undisclosed Liabilities.............................................       B-21
                      5.14.  Employees......................................................................       B-21
                      5.15.  Tax Matters....................................................................       B-22
                      5.16.  Employee Benefit Plans.........................................................       B-22
                      5.17.  Patents, Licenses, etc.........................................................       B-23
                      5.18.  Title to Tangible Assets.......................................................       B-23
                      5.19.  Insurance......................................................................       B-23
                      5.20.  Transactions with Related Parties..............................................       B-23
                      5.21.  Registration Rights............................................................       B-24
                      5.22.  Private Offering...............................................................       B-24
                      5.23.  Investment.....................................................................       B-24
                      5.24.  Brokerage......................................................................       B-24
                      5.25.  Material Facts.................................................................       B-25
                      5.26.  Debt...........................................................................       B-25
                      5.27.  Financial Records..............................................................       B-25
                      5.28.  Subsidiary Real Property.......................................................       B-25
                      5.29.  Company Security Holdings......................................................       B-26
                      5.30.  Bank Accounts; Powers of Attorney..............................................       B-26
                      5.31.  Corporate Minute Books.........................................................       B-26
                      5.32.  Sufficient Assets..............................................................       B-26
                      5.33.  Good Condition.................................................................       B-26
                      5.34.  Bank Commitment................................................................       B-26

SECTION 6.        ADDITIONAL COVENANTS OF THE PARTIES.......................................................       B-26
                       6.1.  Resale of Securities...........................................................       B-26
                       6.2.  Proxy Statement................................................................       B-27
                       6.3.  Access to Information..........................................................       B-27
                       6.4.  Stockholders Meeting...........................................................       B-28
                       6.5.  Execution and Delivery of Agreements...........................................       B-28
                       6.6.  Ordinary Course................................................................       B-28
                       6.7.  Further Assurances.............................................................       B-30
                       6.8.  Confidentiality................................................................       B-30
                       6.9.  Standstill.....................................................................       B-30
                      6.10.  Ownership of Shares............................................................       B-31
                      6.11.  Noncompetition.................................................................       B-31
                      6.12.  Resignation of Directors.......................................................       B-32
                      6.13.  Subscription Right.............................................................       B-32

                                                                                                                PAGE
                                                                                                              ---------
                      6.14.  Letters of Accountants.........................................................       B-33
                      6.15.  Efforts to Satisfy Conditions; Notice of Inability to Meet Conditions..........       B-33
                      6.16.  HSR............................................................................       B-33
                      6.17.  Public Announcement............................................................       B-33
                      6.18.  Cooperation in Defense.........................................................       B-33
                      6.19.  Volker Wypyszyk................................................................       B-34
                      6.20.  Repayment of Debt..............................................................       B-34

SECTION 7.        ZGNA'S CLOSING CONDITIONS.................................................................       B-34
                       7.1.  Representations and Warranties.................................................       B-34
                       7.2.  Compliance with Agreement......................................................       B-34
                       7.3.  Injunction.....................................................................       B-34
                       7.5.  Consents and Approvals.........................................................       B-34
                       7.6.  NASDAQ Listing.................................................................       B-34
                       7.7.  Adverse Development............................................................       B-34
                       7.8.  Transaction Documents..........................................................       B-35
                       7.9.  Credit Agreements..............................................................       B-35
                      7.10.  HSR Act........................................................................       B-35
                      7.11.  Election of Officer and Directors..............................................       B-35
                      7.12.  Officer's Certificate..........................................................       B-35
                      7.13.  Counsel's Opinion..............................................................       B-35
                      7.14.  Completion of Mergers..........................................................       B-35
                      7.15.  Approval of Proceedings........................................................       B-35
                      7.16.  Accountant's Letter............................................................       B-35

SECTION 8.        COMPANY CLOSING CONDITIONS................................................................       B-35
                       8.1.  Representations and Warranties.................................................       B-35
                       8.2.  Compliance with Agreement......................................................       B-35
                       8.3.  Injunction.....................................................................       B-36
                       8.4.  Stockholder Approval...........................................................       B-36
                       8.5.  Election of Officer and Directors..............................................       B-36
                       8.6.  Adverse Development............................................................       B-36
                       8.7.  Credit Agreements..............................................................       B-36
                       8.8.  Consents and Approvals.........................................................       B-36
                       8.9.  HSR Act........................................................................       B-36
                      8.10.  Transaction Documents..........................................................       B-36
                      8.11.  ZGNA's Certificates............................................................       B-36
                      8.12.  Counsel's Opinion..............................................................       B-36
                      8.13.  Completion of Mergers..........................................................       B-36
                      8.14.  Approval of Proceedings........................................................       B-36
                      8.15.  Accountant's Letter............................................................       B-36
                      8.16.  Employees......................................................................       B-37
                      8.17.  Exclusive Distributorship Agreement............................................       B-37

SECTION 9.        TERMINATION AND INDEMNIFICATION...........................................................       B-37
                       9.1.  Termination....................................................................       B-37
                       9.2.  Procedure and Effect of Termination............................................       B-37
                       9.3.  Survival of Representations, Warranties and Covenants..........................       B-38
                       9.4.  Indemnification................................................................       B-38
                       9.5.  Break-Up Fee...................................................................       B-40

                                                                                                                PAGE
                                                                                                              ---------
SECTION 10.       MISCELLANEOUS.............................................................................       B-41
                      10.1.  Governing Law..................................................................       B-41
                      10.2.  Paragraph and Section Headings.................................................       B-41
                      10.3.  Notices........................................................................       B-42
                      10.4.  Expenses and Taxes.............................................................       B-42
                      10.5.  Successors and Assigns.........................................................       B-42
                      10.6.  Entire Agreement; Amendment and Waiver.........................................       B-42
                      10.7.  Severability...................................................................       B-42
                      10.8.  Third Parties..................................................................       B-42
                      10.9.  Arbitration....................................................................       B-42
                     10.10.  Counterparts...................................................................       B-43

                          AGREEMENT AND PLAN OF MERGER

    This AGREEMENT AND PLAN OF MERGER (this "AGREEMENT"), dated as of December 8, 1998, is by and among Hauser, Inc., a Colorado corporation (the "COMPANY"), QQB Holdings I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("MERGER SUB 1"), QQB Holdings II, Inc., a New York corporation and a wholly owned subsidiary of the Company ("MERGER SUB 2"), QQB Holdings III, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("MERGER SUB 3"), Zuellig Group N.A., Inc., a Delaware corporation ("ZGNA"), Zuellig Botanicals, Inc., a Delaware corporation and a wholly owned subsidiary of ZGNA ("ZBI"), Zuellig Botanical Extracts, Inc., a Delaware corporation and a wholly owned subsidiary of ZBI ("ZUELLIG BOTANICAL EXTRACTS"), ZetaPharm, Inc., a New York corporation and a wholly owned subsidiary of ZGNA ("ZETAPHARM"), and Wilcox Drug Company, Inc., a Delaware corporation and a wholly owned subsidiary of ZGNA ("WILCOX").

                                   RECITALS:

    WHEREAS, ZGNA owns, directly or indirectly, all of the issued and outstanding capital stock (the "SUBSIDIARY SHARES") of Zuellig Botanical Extracts, ZetaPharm and Wilcox (collectively, the "CONTRIBUTED SUBSIDIARIES");

    WHEREAS, ZGNA and ZBI desire to assign, transfer and convey the Subsidiary Shares to the Company solely in exchange for the Shares (as herein defined), and the Company desires to issue and exchange the Shares to ZGNA and ZBI solely in exchange for the Subsidiary Shares, all in accordance with and subject to the terms and conditions of this Agreement;

    WHEREAS, the acquisition of the Subsidiary Shares is to be effected by a merger of Merger Sub 1 with and into Zuellig Botanical Extracts, a merger of Merger Sub 2 with and into ZetaPharm and a merger of Merger Sub 3 with and into Wilcox (collectively, the "MERGERS"); and

    WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company and ZGNA are executing and delivering an Inventory Purchase Agreement.

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereby agree as follows:

    SECTION 1.  DEFINITIONS

    The terms defined in this Section 1, whenever used herein, shall have the following meanings for all purposes of this Agreement.

    "AFFILIATE" means any Person or entity, directly or indirectly, controlling, controlled by or under common control with such Person or entity.

    "AGREEMENT" shall have the meaning set forth in the preamble hereto.

    "AGREEMENT REGARDING EMPLOYEES" shall mean the agreement regarding employees, dated as of the Closing Date, by and between the Company and ZBI, substantially in the form of Exhibit C.

    "APPROVALS" shall have the meaning set forth in Section 4.6(b).

    "BASKET AMOUNT" shall have the meaning set forth in Section 9.4(c).

    "BENEFIT ARRANGEMENT" shall have the meaning set forth in Section 4.16.

    "BOARD" shall mean the board of directors of the Company.

    "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of New York are not required or authorized to close.

    "BCL" shall mean the New York Business Corporation Law.

    "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 ET SEQ.

    "CERTIFICATES OF MERGER" shall have the meaning set forth in Section 2.3.

    "CLOSING" shall have the meaning set forth in Section 2.2(a).

    "CLOSING DATE" shall have the meaning set forth in Section 2.2(a).

    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    "COMMISSION" shall mean the Securities and Exchange Commission.

    "COMMITMENT" shall have the meaning set forth in Section 4.8.

    "COMMON STOCK" shall mean the common stock, par value $0.001 per share, of the Company.

    "COMPANY" shall have the meaning set forth in the preamble hereto.

    "COMPANY INDEMNIFIED PARTIES" shall have the meaning set forth in Section 9.4(b).

    "COMPANY KEY AGREEMENTS AND INSTRUMENTS" shall have the meaning set forth in
Section 4.9(a).

    "COMPANY LEASED REAL PROPERTIES" shall have the meaning set forth in Section 4.28(b).

    "COMPANY MATERIAL ADVERSE EFFECT" shall have the meaning set forth in
Section 4.1(c).

    "COMPANY OWNED REAL PROPERTIES" shall have the meaning set forth in Section 4.28(a).

    "COMPANY PERMITTED ENCUMBRANCES" shall have the meaning set forth in Section 4.28(a).

    "COMPANY REAL PROPERTIES" shall have the meaning set forth in Section
4.28(b).

    "COMPANY SEC REPORTS" shall have the meaning set forth in Section 4.10.

    "CONTRIBUTED SUBSIDIARIES" shall have the meaning set forth in the recitals hereto.

    "CS BALANCE SHEETS" shall have the meaning set forth in Section 5.10.

    "DAMAGES" shall have the meaning set forth in Section 9.4(a).

    "DELAWARE MERGERS" shall have the meaning set forth in Section 2.1.

    "DGCL" shall have the meaning set forth in Section 2.1.

    "EFFECTIVE TIME" shall have the meaning set forth in Section 2.3.

    "ENVIRONMENTAL LAWS" shall have the meaning set forth in Section 4.6(c).

    "ENVIRONMENTAL PERMITS" shall have the meaning set forth in Section 4.6(c).

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

    "ESCROW AGREEMENT" shall mean the escrow agreement, dated as of the Closing Date by and among the Company, ZGNA, ZBI and the Escrow Agent, as defined therein, substantially in the form of Exhibit D.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, an amended.

    "GAAP" shall have the meaning set forth in Section 4.10.

    "GOVERNANCE AGREEMENT" shall mean the governance agreement, dated as of the Closing Date, by and among the Company and ZGNA, substantially in the form of Exhibit E.

    "HAZARDOUS MATERIALS" shall have the meaning set forth in Section 4.6(c).

    "HSR" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

    "INDEMNIFIED PARTY" shall have the meaning set forth in Section 9.4(h).

    "INDEMNIFYING PARTY" shall have the meaning set forth in Section 9.4(h).

    "INTELLECTUAL PROPERTY" shall have the meaning set forth in Section 4.17.

    "INVENTORY PURCHASE AGREEMENT" shall mean the inventory purchase agreement between the Company and ZGNA, substantially as set forth as Exhibit F hereto.

    "LETTER AGREEMENT" shall mean the letter agreement relating to the goodwill associated with the name and mark "Botanicals International" and the name "Zuellig Botanical Extracts, Inc.", dated as of the Closing Date, by and between the Company and ZBI, substantially in the form of Exhibit M.

    "LICENSE AGREEMENT" shall mean the license agreement relating to the name and mark "Botanicals International" and the name "Zuellig Botanical Extracts, Inc.", dated as of the Closing Date, by and between ZBI and Zuellig Botanical Extracts, substantially in the form of Exhibit L.

    "MERGER SUBS" shall mean Merger Sub 1, Merger Sub 2 and Merger Sub 3.

    "MERGER SUB 1" shall have the meaning set forth in the preamble hereto.

    "MERGER SUB 2" shall have the meaning set forth in the preamble hereto.

    "MERGER SUB 3" shall have the meaning set forth in the preamble hereto.

    "MERGER SUBS ORGANIZATIONAL DOCUMENTS" shall have the meaning set forth in
Section 4.1(a).

    "MERGERS" shall have the meaning set forth in the recitals hereto.

    "NEW YORK MERGER" shall have the meaning set forth in Section 2.1.

    "OPTION" shall mean the option to acquire 2,000,000 shares of Common Stock granted to ZGNA on the date hereof.

    "PERSON" shall mean an individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, or a government, agency, regulatory authority or political subdivision thereof.

    "POWDERS OPTION AGREEMENT" shall mean the agreement between the Company and ZBI pursuant to which ZBI will grant the Company an option to acquire the powders business of ZBI, substantially in the form set forth as Exhibit G hereto.

    "PREFERRED STOCK" shall have the meaning set forth in Section 4.3(a).

    "PROCEEDING" shall have the meaning set forth in Section 4.7.

    "PROPOSED SECURITIES" shall have the meaning set forth in Section 6.13(a).

    "PROXY STATEMENT" shall have the meaning set forth in Section 6.2(a).

    "REGISTRATION RIGHTS AGREEMENT" shall mean the registration rights agreement, dated as of the date hereof, by and between the Company, ZBI and ZGNA, substantially in the form set forth as Exhibit H hereto.

    "SECURITIES ACT" shall mean the Securities Act of 1933, an amended.

    "SHARES" shall mean such number of shares of Common Stock obtained by multiplying (x) 0.49 times (y) the quotient obtained by dividing the number of shares of Common Stock issued and outstanding immediately prior to Closing by 0.51.

    "SOURCING AGENCY AGREEMENT" means the sourcing agency agreement by and between the Company and Zuellig Botanicals, Inc., substantially in the form set forth as Exhibit I hereto.

    "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and ZGNA pursuant to which the Company will grant ZGNA the Option, substantially in the form set forth as Exhibit J hereto.

    "SUBSCRIPTION SECURITIES" shall have the meaning set forth in Section
6.13(a).

    "SUBSIDIARY" shall mean a corporation of which a Person owns, directly or indirectly, more than 50% of the Voting Stock.

    "SUBSIDIARY KEY AGREEMENTS AND INSTRUMENTS" shall have the meaning set forth in Section 5.9.

    "SUBSIDIARY LEASED REAL PROPERTIES" shall have the meaning set forth in
Section 5.28(b).

    "SUBSIDIARY MATERIAL ADVERSE EFFECT" shall have the meaning set forth in
Section 5.1(c).

    "SUBSIDIARY OWNED REAL PROPERTIES" shall have the meaning set forth in
Section 5.28(a).

    "SUBSIDIARY PERMITTED ENCUMBRANCES" shall have the meaning set forth in
Section 5.28(a).

    "SUBSIDIARY REAL PROPERTIES" shall have the meaning set forth in Section 5.28(b).

    "SUBSIDIARY SHARES" shall have the meaning set forth in the recitals hereto.

    "SURVIVING CORPORATIONS" shall have the meaning set forth in Section 2.1.

    "SURVIVING CORPORATIONS COMMON STOCK" shall have the meaning set forth in
Section 3.1(b).

    "TAKEOVER STATUTE" shall mean any corporate takeover provision under laws of the State of Colorado or any other state or federal "fair price", "moratorium", "control share acquisition" or other similar antitakeover statute or regulation.

    "TAXES" shall mean all U.S. Federal, state, local or foreign and other taxes, assessments, workers compensation contributions, duties, withholdings, FICA and similar charges of any kind imposed by any taxing authority, including interest, penalties and additions thereto.

    "TERMINATION FEE" shall have the meaning set forth in Section 9.5.

    "TRANSACTION DOCUMENTS" shall mean this Agreement, the Governance Agreement, the Escrow Agreement, the Stock Option Agreement, the Sourcing Agency Agreement, the Agreement Regarding Employees, the Registration Rights Agreement, the Powders Option Agreement, the License Agreement and the Letter Agreement.

    "VOTING STOCK" shall mean securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

    "WILCOX" shall have the meaning set forth in the recitals hereto.

    "ZBI" shall have the meaning set forth in the preamble hereto.

    "ZETAPHARM" shall have the meaning set forth in the recitals hereto.

    "ZUELLIG BOTANICAL EXTRACTS" shall have the meaning set forth in the recitals hereto.

    "ZGNA" shall have the meaning set forth in the preamble hereto.

    "ZGNA INDEMNIFIED PARTIES" shall have the meaning set forth in Section
9.4(a).

    SECTION 2.  THE MERGER

    2.1. THE MERGERS. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), at the Effective Time, Merger Sub 1 shall be merged with and into Zuellig Botanicals Extracts and Merger Sub 3 shall be merged with and into Wilcox (the "DELAWARE MERGERS"). Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the BCL, at the Effective Time, Merger Sub 2 shall be merged with and into ZetaPharm (the "NEW YORK MERGER"). Following the Effective Time, the separate corporate existence of the Merger Subs shall cease and Zuellig Botanicals Extracts, ZetaPharm and Wilcox shall each continue as the surviving corporation (the "SURVIVING CORPORATIONS") as a corporation incorporated under the laws of the State of Delaware, in the case of Zuellig Botanicals Extracts and Wilcox, and as a corporation under the laws of the State of New York, in the case of ZetaPharm, and shall succeed to and assume all the rights and obligations of the Merger Sub that merged into them in accordance with the DGCL and the BCL, as the case may be.

    2.2. THE CLOSING. The closing of the Mergers (the "CLOSING") will take place at 10:00 a.m., New York City Time, on a date to be specified by the parties (the "CLOSING DATE"), which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Sections 6 and 7, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, unless another date or place is agreed to in writing by the parties hereto. On the Closing Date, the Company shall issue, sell and deliver to (i) ZGNA, as the stockholder of ZetaPharm and Wilcox, a certificate representing the number of shares of Common Stock equal to 45% multiplied by the Shares, duly registered in ZGNA's name and (ii) ZBI, as the stockholder of Zuellig Botanical Extracts, a certificate representing the number of shares of Common Stock equal to 55% multiplied by the Shares, duly registered in ZBI's name.

    2.3. EFFECTIVE TIME. Subject to the provisions of this Agreement, the Contributed Subsidiaries and the Merger Subs shall file Certificates of Merger (the "CERTIFICATES OF MERGER") executed in accordance with the relevant provisions of the DGCL and the BCL and shall make all other filings or recordings required under the DGCL and the BCL to effect the Mergers as soon as practicable on or after the Closing Date. Each of the Mergers shall become effective at such time as the Certificate of Merger in respect of such Merger is duly filed with the Secretary of State of the State of Delaware in the case of the Delaware Mergers, and the Secretary of State of the State of New York in the case of the New York Merger, or at such later time as may be specified in the relevant Certificate of Merger (the "EFFECTIVE TIME"). The parties intend that all of the Mergers will become effective simultaneously.

    2.4. EFFECT OF THE MERGERS. Each Merger shall have the effects set forth in the DGCL or the BCL, as the case may be. Without limiting the generality of the foregoing, and subject thereto and any other applicable laws, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Contributed Subsidiaries and the Merger Subs shall vest in the Surviving Corporations, and all debts, liabilities, restrictions, disabilities and duties of the Contributed Subsidiaries and the Merger Subs shall become the debts, liabilities, restrictions, disabilities and duties of the Surviving Corporation.

    SECTION 3. EFFECT OF THE MERGER ON THE CAPITAL STOCK; MERGER CONSIDERATION; EXCHANGE OF CERTIFICATES

    3.1. EFFECT ON CAPITAL STOCK; MERGER CONSIDERATION. As of the Effective Time, by virtue of the Mergers and without any action on the part of any shareholder of the Contributed Subsidiaries:

    (a) The shares of capital stock of each Contributed Subsidiary issued and outstanding immediately before the Effective Time shall be canceled and extinguished and be converted into the right to receive the Shares.

    (b) The shares of common stock of each Merger Sub outstanding immediately prior to the Merger shall be converted into one share of the common stock of the Surviving Corporation (the "SURVIVING CORPORATION COMMON STOCK"), which one share of the Surviving Corporation Common Stock shall constitute all of the issued and outstanding capital stock of the Surviving Corporation and shall be owned by the Company.

    (c) At the Effective Time, the stock transfer books of the Contributed Subsidiaries shall be closed and no transfer of shares shall be made thereafter.

    3.2. CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATIONS. The Certificate of Incorporation of each Contributed Subsidiary in effect immediately prior to the Effective Time shall become the Certificate of Incorporation of the respective Surviving Corporation from and after the Effective Time and until thereafter amended as provided by law.

    3.3. BYLAWS OF THE SURVIVING CORPORATIONS. The Bylaws of each Contributed Subsidiary in effect immediately prior to the Effective Time shall be the Bylaws of the respective Surviving Corporation from and after the Effective Time and until thereafter amended as provided by law.

    3.4. DIRECTORS AND OFFICERS. The directors and officers of the Surviving Corporation shall be such persons as mutually agreed by the Company and ZGNA immediately prior to the Effective Time.

    3.5. TAX TREATMENT. The Company and ZGNA intend to treat the transactions contemplated by this Agreement to qualify for federal income tax purposes as a reorganization pursuant to Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code. Neither the Company nor ZGNA shall file or caused to be filed any tax returns which is inconsistent with this tax treatment.

    3.6. ACCOUNTING TREATMENT. The parties acknowledge that the transactions contemplated hereunder will not be accounted for as a pooling of interest.

    SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to ZGNA as of the date hereof that except as expressly set forth in the corresponding numbered section in that certain Company Disclosure Schedule of even date herewith by and between the Company and ZGNA:

    4.1.  CORPORATE ORGANIZATION.

    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Articles of Incorporation and Bylaws of the Company and the Certificates of Incorporation of the Merger Subs, each as amended through the date hereof (collectively, the "MERGER SUBS ORGANIZATIONAL DOCUMENTS"), and which have been delivered to ZGNA, are true and correct as of the date hereof. Merger Sub I and Merger Sub III are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and Merger Sub II is a corporation duly organized, validly existing and in good standing under the laws of New York.

    (b) The Company has all requisite power and authority and has all necessary approvals, licenses, permits and authorization to own its properties and to carry on its business as now conducted. The Company has all requisite power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder. The Merger Subs have been organized for purposes of the Mergers and, except for transactions related to their formation, have conducted no business. Each Merger Sub has all requisite power and authority to execute and deliver this Agreement, to consummate the Mergers and otherwise to perform its obligations hereunder.

    (c) The Company has filed all necessary documents to qualify to do business as a foreign corporation in, and the Company is in good standing under the laws of each jurisdiction in which the conduct of the Company's business or the nature of the property owned requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole (a "COMPANY MATERIAL ADVERSE EFFECT").

    4.2. SUBSIDIARIES. Except as set forth on SECTION 4.2 OF THE COMPANY DISCLOSURE SCHEDULE, the Company has no Subsidiaries. Each Subsidiary listed on
SECTION 4.2 OF THE COMPANY DISCLOSURE SCHEDULE has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own its properties and assets and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where the failure to be so registered, qualified or authorized would not have a Company Material Adverse Effect. A list of each jurisdiction in which the Company is qualified to do business is set forth in
SECTION 4.2 OF COMPANY DISCLOSURE SCHEDULE. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned of record and beneficially, directly or indirectly, by the Company free and clear of any mortgage, pledge, lien, charge, security interest, claim or other legal or equitable encumbrance, limitation or restriction other than the lien of The First National Bank of Boston ("BANKBOSTON") pursuant to its Security Agreement, dated April 9, 1997, between the Company and BankBoston. There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any issued or unissued shares of capital stock of any Subsidiary.

    4.3.  CAPITALIZATION.

    (a) On the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 800,000 shares of preferred stock, par value $1.00 per share (the "PREFERRED STOCK"). On the date hereof, the issued and outstanding shares of capital stock of the Company consists of 10,468,163 shares of Common Stock and no shares of Preferred Stock. The Company has 201,000 shares of treasury stock. As of the date hereof, there are no bonds, debentures, notes or other evidences of indebtedness having the right to vote on any matters on which the Company's stockholders may vote issued or outstanding.

    (b) All the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, and were issued in accordance with the registration or qualification requirements of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. Upon issuance, sale and delivery as contemplated by this Agreement, the Shares will be duly authorized and validly issued obligations of the Company, free and clear of any and all security interests, pledges, liens, charges, claims, options, rights, restrictions on transfer, preemptive rights, proxies and voting or other agreements, or other encumbrances of any nature whatsoever, except for those provided for in the Transaction Documents and other than restrictions on transfer imposed by federal or state securities laws.

    (c) Except for the conversion and exchange rights which attach to the warrants, options and convertible securities which are listed on SECTION 4.3 OF THE COMPANY DISCLOSURE SCHEDULE, there are no shares of Common Stock or any other equity security of the Company issuable upon conversion, exchange or exercise of any security of the Company or any Subsidiary of the Company nor are there any rights, options, calls or warrants outstanding or other agreements to acquire shares of Common Stock nor is the Company contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares. No stockholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company.

    4.4.  CORPORATE PROCEEDINGS, ETC.

    (a) The Company has authorized the execution, delivery, and performance of the Transaction Documents and each of the transactions and agreements contemplated hereby and thereby. No other corporate action (other than stockholder approval of the issuance of the Shares hereunder) is necessary to authorize such execution, delivery and performance of the Transaction Documents, and upon such execution and delivery by the parties thereto each of the Transaction Documents shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. The Company has authorized the issuance and delivery of the Shares in accordance with this Agreement.

    (b) Each Merger Sub has authorized the execution, delivery, and performance of this Agreement and each of the transactions contemplated hereby. No other corporate action of a Merger Sub (including stockholder approval) is necessary to authorize such execution, delivery and performance of this Agreement, and upon such execution and delivery by the parties thereto this Agreement shall constitute the valid and binding obligation of each Merger Sub, enforceable against such Merger Sub in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

    4.5.  CONSENTS AND APPROVALS.

    (a) The execution and delivery by the Company of the Transaction Documents, the issuance of the Shares, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby do not require the Company or any of its Subsidiaries to obtain any consent, approval, clearance or action of, or make any filing, submission or registration with, or give any notice to, any Person or judicial authority.

    (b) Except for possible submission under the HSR, the execution and delivery by the Merger Subs of this Agreement, the performance by the Merger Subs of their respective obligations hereunder and the consummation by the Merger Subs of the transactions contemplated hereby do not require the Merger Subs to obtain any consent, approval, clearance or action of, or make any filing, submission or registration with, or give any notice to, any Person or judicial authority.

    4.6.  COMPLIANCE WITH LAW.

    (a) The Company and each of its Subsidiaries are in compliance in all material respects with, and are not in violation or default in any material respect under, all foreign, federal, state and local laws, ordinances, government rules and regulations applicable to their business operations, properties, or assets, including without limitation laws or regulations relating to: the Food and Drug Administration; the Foreign Corrupt Practices Act; the environment; occupational health and safety; employer benefits; ERISA plans; wages; work place safety; equal employment opportunity and race; and religious, sex and age discrimination. No material expenditures are or will be required in order to cause the current operations or properties of the Company or any of its Subsidiaries to comply with any applicable laws, ordinances, governmental rules or regulations in effect at the time of the Closing.

    (b) The Company and each of its Subsidiaries have all licenses, permits, franchises or other governmental authorizations ("APPROVALS") necessary to the ownership of their property and to the operation of their respective businesses, which if violated or not obtained could reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Subsidiary has finally been denied any application for any such Approvals necessary for their property or for the operation of their business. There is no action pending, or to the best knowledge of the Company or any of its Subsidiaries, threatened or recommended by appropriate local, state, federal or foreign agencies having jurisdiction thereof, to revoke, withdraw, or suspend any such Approvals, or which would have a material adverse effect on such Approvals.

    (c) Notwithstanding anything to the contrary contained in this Agreement and in addition to the other representations and warranties contained herein: (i) the Company and its operations are in material compliance with all applicable laws, regulations and other requirements of governmental or regulatory authorities or duties under the common law relating to toxic or hazardous substances, wastes, pollution or to the protection of health, safety or the environment (collectively, "ENVIRONMENTAL LAWS") and have obtained and maintained in effect all licenses, permits and other authorizations or registrations (collectively "ENVIRONMENTAL PERMITS") required under all Environmental Laws and are in material compliance with all such Environmental Permits; (ii) the Company has not performed or suffered any act which could give rise to, or has otherwise incurred, liability to any Person (governmental or not) under CERCLA, or any other Environmental Laws, nor has the Company received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of CERCLA to any governmental agency with respect to any of its assets; (iii) no hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable Environmental Law and collectively referred to herein as "HAZARDOUS MATERIALS") has been released, placed, dumped or otherwise come to be located on, at, beneath or near any of the assets or properties owned or leased by the Company or any surface waters or groundwaters thereon or thereunder in violation of any Environmental Laws or that could subject the Company to liability under any Environmental Laws (provided, however, that as to actions of Persons other than the Company and its Subsidiaries or their predecessors this item (iii) is only to the best knowledge of the Company); (iv) the Company does not own or operate, and has never owned or operated, aboveground or underground storage tanks used for storing petroleum products and which are subject to underground storage tank removal or clean-up requirements in effect on the date hereof; (v) with respect to any or all of the real properties leased by the Company, to the Company's best knowledge (A) there are no asbestos-containing materials, urea formaldehyde insulation, polychlorinated biphenyls or lead-based paints present at any such properties, and (B) there are no wetlands as defined under any Environmental Law located on any such properties; (vi) to the Company's best knowledge none of the real properties leased by the Company (A) has been used or is now used for the generation, transportation, storage, handling, treatment or disposal of any Hazardous Materials (other than de minimis quantities of Hazardous Materials used in the normal course of the Company's business in material compliance with all applicable Environmental Laws), or (B) is identified on a federal, state or local listing of sites which require or might require environmental cleanup;
(vii) to the best of the Company's knowledge, no condition exists on any of the real properties leased by the Company that upon the failure to act, the passage of time or the giving of notice would give rise to liability under any Environmental Law; (viii) to the best of the Company's knowledge, there are no ongoing investigations or negotiations, pending or threatened administrative, judicial or regulatory proceedings, or consent decrees or other agreements in effect that relate to environmental conditions in, on, under, about or related to the Company, its operations or the real properties leased by the Company; and
(ix) neither the Company nor its operations is subject to reporting requirements under the federal Emergency Planning and Community Right-to-Know Act, 42 U.S.C.
Section 11001 ET SEQ., or analogous state statutes and related regulations.

    4.7. LITIGATION. Except as disclosed in the Company SEC Reports, there is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) (collectively "PROCEEDING") pending or, to the best of the Company's knowledge, threatened against or affecting (i) the Company or any Subsidiary or any of their respective properties, assets or businesses, except for Proceedings that could not reasonably be expected to have a Company Material Adverse Effect; or (ii) the transaction contemplated hereby. To the best knowledge of the Company, the Company is not aware of any fact which might result in or form the basis for any such Proceeding. Neither the Company nor any Subsidiary is subject to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign) which could reasonably be expected to have a Company Material Adverse Effect.

    4.8. CHANGE IN OWNERSHIP. Neither the acquisition of the Shares by ZGNA nor the consummation of the transactions contemplated by this Agreement will result in (i) to the knowledge of the Company, any material adverse change in the business operations of the Company or any of its Subsidiaries, (ii) the acceleration of the vesting of any outstanding option, warrant, call, commitment, agreement, conversion right, preemptive right or other right to subscribe for, purchase or otherwise acquire any of the shares of the capital stock of the Company or any of its Subsidiaries, or debt securities of the Company or any of its Subsidiaries (collectively "COMMITMENTS", and each individually a "COMMITMENT"), (iii) any obligation of the Company to grant, extend or enter into any Commitment, or (iv) any right in favor of any Person to terminate or cancel any Company Key Agreement or Instrument.

    4.9.  ABSENCE OF DEFAULTS, CONFLICTS, ETC.

    (a) The execution and delivery of the Transaction Documents and the issuance, exchange and delivery by the Company of any of the Shares do not, and the fulfillment of the terms hereof and thereof by the Company will not, result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the modification of, or permit the acceleration of rights under or termination of, any agreement, contract, commitment, understanding, arrangement, restriction, indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, of the Company or any of its Subsidiaries (i) involving $100,000 or more, (ii) the termination of which is reasonably likely to have a Company Material Adverse Effect or (iii) which is required to be filed as an exhibit to periodic reports filed by the Company pursuant to the Exchange Act ("COMPANY KEY AGREEMENTS AND INSTRUMENTS"), or the Organizational Documents, or any arbitration award applicable to the Company or any of its Subsidiaries, or any law, ordinance, code, standard, judgment, rule or regulation of any court or local, federal, state or foreign regulatory board or body or administrative agency having jurisdiction over the Company or any of its Subsidiaries or over their respective properties or businesses.

    (b) Neither any of the Company nor any of its Subsidiaries is in default under or in violation of (and no event has occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default under) (i) the Organizational Documents, (ii) any Company Key Agreement and Instrument, or (iii) any order, writ, injunction or decree of any court or any Federal, state, local or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality or arbitration award, except, in the case of clause (ii), for defaults or violations which would not have a Company Material Adverse Effect.

    4.10. REPORTS AND FINANCIAL STATEMENTS. The Company has furnished ZGNA with true and complete copies of the Company's (i) Annual Reports on Form 10-K for the fiscal years ended April 30, 1997 and April 30, 1998, as filed with the Commission, (ii) Quarterly Report on Form 10-Q for the quarter ended July 31, 1998, as filed with the Commission, (iii) proxy statements related to all meetings of its stockholders (whether annual or special) held since May 1, 1996, and (iv) all other reports filed with or registration statements declared effective by the Commission since May 1, 1996, except registration statements on Form S-8 relating to employee benefit plans, which are all the documents (other than preliminary material) that the Company was required to file with the Commission since that date (clauses (i) through (iv) being referred to herein collectively as the "COMPANY SEC REPORTS"). As of their respective dates, the Company SEC Reports were duly filed and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such Company SEC Reports. As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of the Company included in the Company SEC Reports comply as to form in all material respects with applicable accounting requirements of the Securities Act and with the published rules and regulations of the Commission with respect thereto. The financial statements included in the Company SEC Reports (i) have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated therein or in the notes thereto and, in the case of unaudited interim financial statements, the absence of all GAAP required footnotes and normal year-end audit adjustments), (ii) present fairly, in all material respects, the financial position of the Company and its Subsidiaries as at the dates thereof and the results of their operations and cash flow for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein and the fact that certain information and notes have been condensed or omitted in accordance with the Exchange Act and the rules promulgated thereunder, and (iii) are in all material respects in accordance with the books of account and records of the Company except as indicated therein.

    4.11. ABSENCE OF CERTAIN DEVELOPMENTS. Except as disclosed in the Company SEC Reports, since April 30, 1998, there has been no (i) change or event which could reasonably be expected to have a Company Material Adverse Effect (other than general trends or new laws, rules, or regulations applicable to similarly situated companies), (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company, (iii) issuance of capital stock (other than pursuant to the exercise of options, warrants or convertible securities outstanding on the date hereof) or options, warrants or rights to acquire capital stock (other than the rights granted to ZGNA hereunder or to directors for attending meetings and serving as directors in accordance with the historical arrangement), (iv) material loss, destruction or damage to any property of the Company or any Subsidiary, whether or not insured, (v) except as a result of the new bank credit facility contemplated herein, acceleration or prepayment of any indebtedness for borrowed money or capital leases or the refunding of any such indebtedness, (vi) labor trouble involving the Company or any Subsidiary or any material change in their personnel or the general terms and conditions of employment of key employees,
(vii) waiver of any valuable right in favor of the Company or any Subsidiary,
(viii) loan or extension of credit to any officer or employee of the Company or any Subsidiary other than advances for travel-related expenses and similar advances to officers and employees of the Company in the ordinary course of business, (ix) acquisition, material writedown or write-off for accounting purposes or disposition of any material assets (or any contract or arrangement therefor) other than a possible sale or writedown of the paclitaxel business and assets, (x) redemption or repurchase of any capital stock of the Company, or any other material transaction by the Company or any Subsidiary otherwise than for fair value in the ordinary course of business or (xi) termination of an agreement or arrangement which would be a Company Key Agreement or Instrument if in effect on the date hereof.

    4.12. MATERIAL CONTRACTS. SECTION 4.12 OF THE COMPANY DISCLOSURE SCHEDULE sets forth a true and complete list of each Company Key Agreement and Instrument (oral or written) to which the Company or its Subsidiary is a party of its assets bound other than Company Key Agreements and Instruments (i) filed as an exhibit to a Company SEC Report and (ii) under which the Company has no further liabilities (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) or obligations as of the date hereof. Each Company Key Agreement and Instrument that is currently in effect, is valid, binding and enforceable against the Company or such Subsidiary and, to the Company's best knowledge, the other parties thereto, in accordance with its terms, and in full force and effect on the date hereof. A true and complete copy of each Key Agreement and Instrument of the Company has been delivered or made available to ZGNA. There is no breach, violation or default by the Company and no event (including, without limitation, the consummation of the transactions contemplated herein) which, with notice or lapse of time or both, would (i) constitute a breach, violation or default by the Company under any Company Key Agreement or Instrument, or (ii) give rise to any lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against the Company under any Company Key Agreement or Instrument except for breaches, violations or defaults that would not have a Company Material Adverse Effect. To the best of the Company's knowledge, no other party to any Company Key Agreement or Instrument is in material breach of any such Company Key Agreement or Instrument, no waiver or indulgence has been granted by any of the parties thereto and no party to any such Company Key Agreement and Instrument has repudiated any provision thereof. The Company is not a party to, nor are any of its assets subject to, any guaranty, "make well" agreement or other arrangement to be responsible for the obligations of another, including any obligation to maintain the financial condition of another person.

    4.13. ABSENCE OF UNDISCLOSED LIABILITIES. Neither the Company nor any of its Subsidiaries has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) arising out of any transaction entered into at or prior to Closing, or any act or omission at or prior to Closing, or any state of facts existing at or prior to Closing, including Taxes with respect to or based upon transactions or events occurring at or prior to

Closing, and including, without limitation, unfunded past service liabilities under any pension, profit sharing or similar plan, except liabilities disclosed in the Company SEC Reports, current liabilities incurred since April 30, 1998, current obligations (other than as a result of breach or default) under agreements set forth on SECTION 4.12 OF THE COMPANY DISCLOSURE SCHEDULE, and obligations under agreements which are not required to be set forth on such schedule entered into in the usual and ordinary course of business, none of which (individually or in the aggregate) could have a Company Material Adverse Effect.

    4.14.  EMPLOYEES.

    (a) The Company and its Subsidiaries are in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes except to the extent that noncompliance would not have a Company Material Adverse Effect. Since January 1, 1997, no complaint of any unfair labor practice or discriminatory employment practice against the Company or any Subsidiary has been filed or, to the best of the Company's knowledge, threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, local, foreign, federal or state, that regulates labor or employment practices, nor is any grievance filed or, to the best of the Company's knowledge, threatened to be filed, against the Company or any Subsidiary by any employee pursuant to any collective bargaining or other employment agreement to which the Company or any Subsidiary is a party or is bound, except as would not reasonably be expected to have a Company Material Adverse Effect. The Company and its Subsidiaries are in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards except to the extent that noncompliance will not have a Company Material Adverse Effect, and, since April 30, 1996, have received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations. The Company is not bound or subject to any arrangement with any labor union, and, to the Company's best knowledge no union organizing activities are ongoing or threatened.

    (b) All sums due for employee compensation and benefits and all vacation time owing to any employees of the Company or any of its Subsidiaries have been duly and adequately accrued on the accounting records of the Company and its Subsidiaries.

    (c) The Company is not aware that any of its executive officers or persons whose principal occupation is the creation of intellectual property is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such executive officer's or person's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

    (d) The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

    (e) Set forth on SECTION 4.14 OF COMPANY DISCLOSURE SCHEDULE is (i) a list of employees of the Company with an annual base compensation over $50,000, (ii) a list of all officers of the Company and (iii) a list of all employment agreements to which the Company is a party (copies of which have been delivered to ZGNA).

    4.15. TAX MATTERS. There are no Taxes due and payable by the Company or any of its Subsidiaries which have not been paid except those being disputed in good faith by appropriate proceeding with appropriate reserves being made therefore on the accounting books of the Company. The provisions for Taxes on the audited and unaudited balance sheets delivered by the Company to ZGNA will be sufficient for the payment in all material respects of all accrued and unpaid Taxes of the Company and its Subsidiaries, whether or not assessed or disputed in good faith as of the respective dates of such balance sheets. The Company and its Subsidiaries have duly filed or received extensions to filing all foreign, federal, state and local tax returns required to have been filed by them, and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year except where the failure to file such returns or the existence of waivers of applicable statutes of limitations is not reasonably likely to have a Company Material Adverse Effect. All such returns (including those delivered by the Company to ZGNA) are true, complete and correct in all material respects and have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries. Neither the Company nor its Subsidiaries is a party to a Tax sharing agreement or liable for the Taxes of any other person. Neither the Company nor its Subsidiaries have filed a consent to the application of Section 341(f) of the Code. The Company and its Subsidiaries have made all estimated income tax deposits and all other required Tax payments or deposits and have complied for all prior periods with the Tax withholding provisions of all applicable foreign, federal, state and local laws applicable to them. Neither the Company nor any of its Subsidiaries has been subject to a foreign, federal or state tax audit since April 30, 1996.

    4.16. EMPLOYEE BENEFIT PLANS. The Company and its Subsidiaries have no employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974) covering former and current employees of the Company or any of its Subsidiaries, or under which the Company or any of its Subsidiaries has any obligation or liability. SECTION 4.16 OF THE COMPANY DISCLOSURE SCHEDULE lists all material plans, contracts, bonuses, commissions, profit-sharing, savings, stock options, insurance, deferred compensation, or other similar fringe or employee benefits covering former or current employees of the Company or any of its Subsidiaries or under which the Company or any of its Subsidiaries has any obligation or liability (each, a "BENEFIT ARRANGEMENT"). True and complete copies of all Benefit Arrangements have been provided or made available to ZGNA prior to the date hereof. The Benefit Arrangements are and have been administered in substantial compliance with their terms and with the requirements of applicable law. No "prohibited transaction" within the meaning of Section 4475 of the Code or Section 406 of ERISA, has occurred with respect to any Benefit Arrangements. All payments to current or former employees of the Company or any of its Subsidiaries pursuant to the Benefit Arrangements are and have been fully deductible under the Code.

    4.17. PATENTS, LICENSES, ETC. The Company or one of its Subsidiaries owns, free and clear of all encumbrances, restrictions, liens, security interests and charges, and has good and marketable title to, or holds adequate licenses or otherwise possesses all such rights as are necessary to use all patents (and applications therefor), patent disclosures, marks, trade names, copyrights (and applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, formulae and techniques used or proposed to be used, in or necessary for the conduct of its business as now conducted (collectively, "INTELLECTUAL PROPERTY").

    Neither the Company nor any of its Subsidiaries has received notice nor has knowledge of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property described in this Section 4.17 where the effect of such conflict could have a Company Material Adverse Effect. To the Company's best knowledge, the Company's business, as presently conducted, and as proposed to be conducted, does not infringe upon or violate any patent rights, copyrights, marks, names, trade names or trade secrets of others. To the Company's best knowledge, the Company and its Subsidiaries have the right to use all trade secrets, processes, customer lists and other rights incident to their respective businesses as now conducted.

    To the Company's best knowledge, no employee of the Company or any of its Subsidiaries has violated any employment agreement, non-compete agreement or proprietary information agreement which he or she had with a previous employer or other person, or any intellectual property policy of such employer, or is a party to or threatened by any litigation concerning any patents, marks, trade secrets, service names, trade names, copyrights, licenses and the like.

    4.18. TITLE TO TANGIBLE ASSETS. The Company and its Subsidiaries have good title to their properties and assets and good title to all their leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than or resulting from Taxes which have not yet become delinquent and minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and its Subsidiaries and which have not arisen otherwise than in the ordinary course of business.

    4.19. INSURANCE. The Company and its Subsidiaries and their respective properties are insured in such amounts, against such losses and with such insurers as are prudent when considered in light of the nature of the properties and businesses of the Company and its Subsidiaries and customary in light of the Company's exposure. No notice of any termination, threatened termination, or denial of a material claim made since January 1, 1997, of, or under any of such policies has been received and such policies are in full force and effect. A summary of all such policies, including whether they are on a "claims made" basis, is attached as SECTION 4.19 OF THE COMPANY DISCLOSURE SCHEDULE. None of such policies will be terminated or reduced in coverage as a result of the transactions described herein. All such policies are in full force and effect and all premiums with respect thereto have been paid. The Company has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies or has not otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by the Company under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause.

    4.20. TRANSACTIONS WITH RELATED PARTIES. Neither the Company nor any Subsidiary is a party to any agreement with any of the Company's directors, officers or, to their best knowledge stockholders holding more than 1/2% of the Company's stock, or, to their best knowledge, any Affiliate or family member of any of the foregoing, including but not limited to, under which it: (i) leases any real or personal property (either to or from such Person), (ii) licenses technology (either to or from such Person), (iii) is obligated to purchase any tangible or intangible asset from or sell such asset to such Person, (iv) purchases products or services from such Person or (v) has borrowed money from or lent money to such Person. Neither the Company nor any Subsidiary employs as an employee or engages as a consultant any family member of any of the Company's directors or officers. To the best knowledge of the Company and except for the Transaction Documents, there exist no agreements among stockholders of the Company to act in concert with respect to their voting or holding of Company securities.

    4.21. REGISTRATION RIGHTS. Except as provided in the Registration Rights Agreement executed on the date hereof between ZGNA and the Company, and except as pursuant to its stock option plans, the Company is not under any obligation to register any of its securities under the Securities Act.

    4.22. PRIVATE OFFERING. Neither the Company nor anyone acting on its behalf has sold or has offered any of the Shares for sale to, or solicited offers to buy from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser of the Shares, other than ZGNA and ZBI. Neither the Company nor anyone acting on its behalf shall offer the Shares for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Shares, or any part thereof, within the provisions of Section 5 of the Securities Act. Based in part upon the representations of ZGNA and ZBI set forth in Section 5, the offer, issuance and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

    4.23.  INVESTMENT.

    (a) The Company is acquiring the Subsidiary Shares for its own account for investment and not with a view towards the resale, transfer, pledge or distribution thereof, nor with any present intention of distributing the Subsidiary Shares other than a pledge in favor of the Company's lender pursuant to the credit agreement referred to in Section 7.9.

    (b) The Company has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Contributed Subsidiaries as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. The Company has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of ZGNA and the Contributed Subsidiaries concerning the terms and conditions of this Agreement and the Mergers contemplated hereby.

    (c) The Company is an "accredited investor" as defined under Regulation D of the Securities Act.

    (d) The Company is located in Colorado and the offer and sale of the Shares occurred in the States of Colorado and California.

    4.24. BROKERAGE. Except for the Company's agreement with Adams, Harkness & Hill, Inc. whose fees and expenses shall be paid by the Company, there are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company, and the Company agrees to indemnify and hold ZGNA harmless against any costs or damages incurred as a result of any such claim.

    4.25. TAKEOVER STATUTE. ZGNA is not, as a result of its execution and delivery of this Agreement, the performance of its obligations hereunder or the acquisition of any Shares, prohibited from entering into a business combination with the Company or any Subsidiary pursuant to the Business Corporation Act of the State of Colorado. To the best knowledge of the Company, no other Takeover Statute is applicable to the transactions contemplated hereby.

    4.26. MATERIAL FACTS. This Agreement, the Company Disclosure Schedules, and the other agreements, documents, certificates or written statements furnished or to be furnished to ZGNA through the Closing Date by or on behalf of the Company in connection with the transactions contemplated hereby taken as a whole, do not contain any untrue statement by the Company of a material fact or omit to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading. There is no fact which is known to the Company and which has not been disclosed herein or otherwise by the Company to ZGNA which is reasonably likely to have a Company Material Adverse Effect. Projections and forecasts prepared by or on behalf of the Company and delivered to ZGNA have been prepared in good faith and on a basis believed by the Company's management to be reasonable, but are not guarantees of performance.

    4.27. DEBT. As of the Closing Date, the "Debt" (as defined below) of the Company will not exceed $10,000,000. For purposes of this Section, "Debt" means debt for borrowed money (long term, for working capital purposes or otherwise), obligations under letters of credit and capital lease obligations.

    4.28.  COMPANY REAL PROPERTY.

    (a) SECTION 4.28 OF COMPANY'S DISCLOSURE SCHEDULE lists all real property owned or leased by the Company and its Subsidiaries. The Company and its Subsidiaries have title to its owned real properties (collectively, the "COMPANY OWNED REAL PROPERTIES") in each case, free and clear of all imperfections of title and all encumbrances, except for (i) those consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of such property or irregularities in title thereto which, individually and in the aggregate, do not materially impair the use of such property, (ii) warehousemen's, mechanics', carriers', landlords', repairmen's or other similar encumbrances arising in the ordinary course of business and securing obligations not yet due and payable, (iii) other encumbrances which arise in the ordinary course of business and which individually and in the aggregate do not materially impair its use of such property or its ability to obtain financing by using such assets as collateral, (iv) any state of facts, including, without limitation, easements, encroachments or encumbrances, either shown by any survey or other inspection or granted by the Company prior to the date hereof, of such Company Owned Real Property which do not materially adversely interfere with the occupancy or use, as presently used or occupied, of such Company Owned Real Property, (v) liens for taxes and/or assessments not yet delinquent or which are being contested in good faith through appropriate proceedings, (vi) all rights or easements, if any, of any municipality or other public or private utility company, to maintain telephone wires, pipes, conduits or other facilities which enter or cross such Company Owned Real Property and (vii) any state of facts, including without limitation, rights, easements, liens, encroachments or encumbrances that any title report, title commitment or title insurance policy would disclose (encumbrances referenced in clauses (i) through (vii) collectively referred to as the "COMPANY PERMITTED ENCUMBRANCES").

    (b) The Company has delivered to ZGNA a true and complete list of all of the leases and subleases to which the Company is a party as described on SECTION
4.28 OF COMPANY'S DISCLOSURE SCHEDULE (collectively, the "COMPANY LEASED REAL PROPERTIES," together with Company Owned Real Properties, the "COMPANY REAL PROPERTIES"). The leases and subleases described on SECTION 4.28 OF THE COMPANY DISCLOSURE SCHEDULE (i) have not been further modified or amended and (ii) are in full force and effect. To the knowledge of the Company, there is no default which remains uncured and would materially adversely interfere with the occupancy or use, as presently used or occupied, of any Company Leased Real Property. The Company is not obligated to purchase any Company Leased Real Property and no Company Leased Real Property is required to be accounted for under GAAP as a capitalized lease.

    4.29. CORPORATE MINUTE BOOKS. The corporate records of the Company are correct and complete. True and correct copies of all minutes of meetings or other actions by the directors, stockholders or incorporators of the Company for the past five years have been provided and since its inception have previously been provided or made available to ZGNA.

    4.30. GOOD CONDITION. The buildings, facilities, machinery, equipment, furniture, leasehold and other improvements, fixtures, vehicles, structures, any related capitalized items and other tangible property owned by or leased to the Company (i) are to the Company's best knowledge, in all material respects in good operating condition and repair (normal wear and tear excepted) and, in the case of buildings or structures located on the Company Real Properties, free of any structural or engineering defects, and (ii) to the Company's best knowledge, are suitable in all material respects for their current use. The Company has not received notice of, and has no knowledge of, any pending, threatened or contemplated condemnation proceeding or similar taking affecting the assets of the Company (including the Company Real Properties).

    4.31. MANUFACTURING CAPACITY. The Company currently (i) has, except for drying capacity which it may outsource, the manufacturing capacity to manufacture 500 tons of nutraceutical extracts per year and (ii) has or can readily hire manufacturing and support personnel reasonably necessary to support such manufacturing capacity.

    SECTION 5.  REPRESENTATIONS AND WARRANTIES OF ZGNA

    ZGNA and ZBI represent and warrant to the Company as of the date hereof that except (i) as expressly set forth in the corresponding numbered section in that certain ZGNA Disclosure Schedule of even date herewith by and between the Company and ZGNA, and, (ii) as to the Transaction Documents, the representations and warranties of ZGNA and ZBI are only to the extent that ZGNA, ZBI or a Contributed Subsidiary is a party to such Transaction Documents:

    5.1.  CORPORATE ORGANIZATION.

    (a) Each of ZGNA and ZBI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

    (b) Each of ZGNA and ZBI has all requisite power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder.

    (c) Each of ZGNA and ZBI has filed all necessary documents to qualify to do business as a foreign corporation in, and each of ZGNA and ZBI is in good standing under the laws of each jurisdiction in which the conduct of its business or the nature of its property owned requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, prospects, profits or condition (financial or otherwise) of the Contributed Subsidiaries taken as a whole (a "SUBSIDIARY MATERIAL ADVERSE EFFECT").

    5.2. CONTRIBUTED SUBSIDIARIES. Each Contributed Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own its properties and assets and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where the failure to be so registered, qualified or authorized would not have a Subsidiary Material Adverse Effect. A list of each jurisdiction in which a Contributed Subsidiary is qualified to do business is set forth in SECTION 5.2 OF ZGNA DISCLOSURE SCHEDULE. All of the issued and outstanding capital stock of each Contributed Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned of record and beneficially, directly or indirectly, by ZGNA or ZBI free and clear of any mortgage, pledge, lien, charge, security interest, claim or other legal or equitable encumbrance, limitation or restriction. There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any issued or unissued shares of capital stock of any Contributed Subsidiary. No Contributed Subsidiary has a Subsidiary or interest in a general partnership or any interest in excess of 5% of the equity interest of any other entity.

    5.3.  CAPITALIZATION.

    (a) On the date hereof and as of the Closing, the authorized capital stock of (i) Zuellig Botanical Extracts consists of 100 shares of common stock, par value $0.01 per share, (ii) ZetaPharm consists of 1,000 shares of common stock, par value $1.00 per share, and 10 shares of cumulative preferred stock, par value $200,000 per share, and (iii) Wilcox consists of 1,000 shares of common stock, par value $1.00 per share. On the date hereof, the issued and outstanding shares of capital stock of (i) Zuellig Botanical Extracts consists of 100 shares of its common stock, (ii) ZetaPharm consists of 960 shares of its common stock and 10 shares of its cumulative preferred stock and (iii) Wilcox consists of 80 shares of its common stock. There are no bonds, debentures, notes, other evidences of indebtedness, or any person other than ZGNA as a stockholder of ZetaPharm and Wilcox, or any person other than ZBI as a stockholder of Zuellig Botanical Extracts, having the right to vote on any matters on which the Contributed Subsidiaries' stockholders may vote issued or outstanding. No Contributed Subsidiary has any accrued but unpaid dividends.

    (b) There are no shares of any equity or voting security of the Contributed Subsidiaries issuable upon conversion, exchange or exercise of any security of the Contributed Subsidiaries nor are there any rights, options, calls or warrants outstanding or other agreements to acquire any equity or voting security of any Contributed Subsidiaries nor is any Contributed Subsidiary contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares. No stockholder of any Contributed Subsidiary is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Contributed Subsidiaries.

    5.4.  CORPORATE PROCEEDINGS, ETC.

    (a) Each of ZGNA and ZBI has authorized the execution, delivery, and performance of the Transaction Documents and each of the transactions and agreements contemplated hereby and thereby. No other corporate action (including stockholder approval) is necessary to authorize such execution, delivery and performance of the Transaction Documents, and upon such execution and delivery by the parties thereto each of the Transaction Documents shall constitute the valid and binding obligation of ZGNA and ZBI, enforceable against ZGNA and ZBI in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. Each of ZGNA and ZBI has authorized the Mergers in accordance with this Agreement.

    (b) The Contributed Subsidiaries have authorized the execution, delivery, and performance of this Agreement and each of the transactions contemplated hereby. No other corporate action (including stockholder approval) is necessary to authorize such execution, delivery and performance of this Agreement, and upon such execution and delivery by the parties thereto this Agreement shall constitute the valid and binding obligation of the Contributed Subsidiaries, enforceable against them in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. The Contributed Subsidiaries have authorized the Mergers in accordance with this Agreement.

    5.5. CONSENTS AND APPROVALS. Except for submissions under the HSR, the execution and delivery by ZGNA or ZBI of the Transaction Documents, the performance by ZGNA, ZBI and the Contributed Subsidiaries of their obligations hereunder and thereunder and the consummation by ZGNA, ZBI and the Contributed Subsidiaries of the transactions contemplated hereby and thereby do not require ZGNA, ZBI or any Contributed Subsidiaries to obtain any consent, approval, clearance or action of, or make any filing, submission or registration with, or give any notice to, any Person or judicial authority.

    5.6.  COMPLIANCE WITH LAW.

    (a) Each of the Contributed Subsidiaries is in compliance in all material respects with, and is not in violation or default in any material respect under, all foreign, federal, state and local laws, ordinances, government rules and regulations applicable to its business operations, properties, or assets, including without limitation laws or regulations relating to: the Food and Drug Administration; the environment; the Foreign Corrupt Practices Act; occupational health and safety; employer benefits; ERISA plans; wages; work place safety; equal employment opportunity and race; and religious, sex and age discrimination. No material expenditures are or will be required in order to cause the current operations or properties of the Contributed Subsidiaries to comply with any applicable laws, ordinances, governmental rules or regulations in effect at the time of the Closing.

    (b) Each of the Contributed Subsidiaries has all Approvals necessary to the ownership of its property and to the operation of its respective businesses, which if violated or not obtained could reasonably be expected to have a Subsidiary Material Adverse Effect. None of the Contributed Subsidiaries has finally been denied any application for any such Approvals necessary for its property or for the operation of its business. There is no action pending, or to the best knowledge of ZGNA or any of the Contributed Subsidiaries, threatened or recommended by appropriate local, state, federal, or foreign agencies having jurisdiction thereof, to revoke, withdraw, or suspend any such Approvals, or which would have a material adverse effect on such Approvals.

    (c) Notwithstanding anything to the contrary contained in this Agreement and in addition to the other representations and warranties contained herein: (i) the Contributed Subsidiaries and their respective operations are in material compliance with all Environmental Laws and have obtained and maintained in effect all Environmental Permits required under all Environmental Laws and are in material compliance with all such Environmental Permits; (ii) the Contributed Subsidiaries have not performed or suffered any act which could give rise to, or have otherwise incurred, liability to any Person (governmental or not) under CERCLA, or any other Environmental Laws, nor have the Contributed Subsidiaries received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of CERCLA to any governmental agency with respect to any of their assets; (iii) no hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable Environmental Law) has been released, placed, dumped or otherwise come to be located on, at, beneath or near any of the assets or properties owned or leased by the Contributed Subsidiaries or any surface waters or groundwaters thereon or thereunder in violation of any Environmental Laws or that could subject the Contributed Subsidiaries to liability under any Environmental Laws (provided, however, that as to actions of Persons other than the Contributed Subsidiaries or their predecessors, this item (iii) is only to the best knowledge of the Contributed Subsidiaries); (iv) the Contributed Subsidiaries do not own or operate, and have never owned or operated, aboveground or underground storage tanks used for storing petroleum products and which are subject to underground storage tank removal or clean-up requirements in effect on the date hereof; (v) with respect to any or all of the real properties leased by the Contributed Subsidiaries, to the best knowledge of the Contributed Subsidiary (A) there are no asbestos-containing materials, urea formaldehyde insulation, polychlorinated biphenyls or lead-based paints present at any such properties, and (B) there are no wetlands as defined under any Environmental Law located on any such properties; (vi) to the best knowledge of the Contributed Subsidiaries none of the real properties leased by the Contributed Subsidiaries (A) has been used or is now used for the generation, transportation, storage, handling, treatment or disposal of any Hazardous Materials (other than de minimis quantities of Hazardous Materials used in the normal course of the Contributed Subsidiaries' business in material compliance with all applicable Environmental Laws), or (B) is identified on a federal, state or local listing of sites which require or might require environmental cleanup; (vii) to the best of ZGNA's and Contributed Subsidiaries' knowledge, no condition exists on any of the real properties leased by the Contributed Subsidiaries that upon the failure to act, the passage of time or the giving of notice would give rise to liability under any Environmental Law; (viii) to the best of ZGNA's and Contributed Subsidiaries' knowledge, there are no ongoing investigations or negotiations, pending or threatened administrative, judicial or regulatory proceedings, or consent decrees or other agreements in effect that relate to environmental conditions in, on, under, about or related to the Contributed Subsidiaries, their respective operations or the real properties leased by the Contributed Subsidiaries; and (ix) none of the Contributed Subsidiaries or their respective operations is subject to reporting requirements under the federal Emergency Planning and Community Right-to-Know Act, 42 U.S.C.
Section 11001 ET SEQ., or analogous state statutes and related regulations.

    5.7. LITIGATION. There is no Proceeding (whether federal, state, local or foreign) pending or, to the best of ZGNA's and the Contributed Subsidiaries' knowledge, threatened against or affecting (i) any Contributed Subsidiary or any of their respective properties, assets or businesses, except for Proceedings that could not reasonably be expected to have a Subsidiary Material Adverse Effect; or (ii) the transactions contemplated hereby. To the best knowledge of ZGNA and the Contributed Subsidiaries, none of ZGNA or Contributed Subsidiaries is aware of any fact which might result in or form the basis for any such Proceeding. None of the Contributed Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign) which could reasonably be expected to have a Subsidiary Material Adverse Effect.

    5.8. CHANGE IN OWNERSHIP. The consummation of the transactions contemplated by this Agreement will not result in (i) to the knowledge of ZGNA and the Contributed Subsidiaries, any material adverse change in the business operations of a Contributed Subsidiary, (ii) the acceleration of the vesting of any outstanding option, warrant, call, commitment, agreement, conversion right, preemptive right or other right to subscribe for, purchase or otherwise acquire any of the shares of the capital stock of the Contributed Subsidiaries, or debt securities of the Contributed Subsidiaries, (iii) any obligation of the Contributed Subsidiaries to grant, extend or enter into any Commitment, or (iv) any right in favor of any Person to terminate or cancel any Subsidiary Key Agreement or Instrument.

    5.9.  ABSENCE OF DEFAULTS, CONFLICTS, ETC.

    (a) The execution and delivery of the Transaction Documents do not, and the fulfillment of the terms hereof and thereof by ZGNA, ZBI or any Contributed Subsidiary will not, result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the modification of, or permit the acceleration of rights under or termination of any agreement, contract, commitment, understanding, arrangement, restriction, indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, of ZGNA, ZBI or any of the Contributed Subsidiaries (i) involving $100,000 or more, (ii) the termination of which is reasonably likely to have a Subsidiary Material Adverse Effect or (iii) which is required to be filed as an exhibit to periodic reports if ZGNA, ZBI or a Contributed Subsidiary were required to file such reports pursuant to the Exchange Act ("SUBSIDIARY KEY AGREEMENTS AND INSTRUMENTS") or the organizational documents of ZGNA, ZBI or any Contributed Subsidiaries, or any arbitration award applicable to ZGNA, ZBI or a Contributed Subsidiary, or any law, ordinance, code, standard, judgment, rule or regulation of any court or local, federal, state or foreign regulatory board or body or administrative agency having jurisdiction over ZGNA, ZBI or any of the Contributed Subsidiaries or over their respective properties or businesses.

    (b) None of the Contributed Subsidiaries is in default under or in violation of (and no event has occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default under) (i) the organizational documents of any Contributed Subsidiaries, (ii) any Subsidiary Key Agreement and Instrument of any Contributed Subsidiaries, or (iii) any order, writ, injunction or decree of any court or any Federal, state, local or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality, or arbitration award, except, in the case of clause
(ii), for defaults or violations which would not have a Subsidiary Material Adverse Effect.

    5.10. REPORTS AND FINANCIAL STATEMENTS. The financial statements attached as SECTION 5.10 OF ZGNA DISCLOSURE SCHEDULE (i) have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto and, in the case of unaudited interim financial statements, the absence of all GAAP required footnotes and normal year-end audit adjustments), (ii) present fairly, in all material respects, the financial position of the Contributed Subsidiaries as at the date thereof and the results of their operations and cash flow for the period then ended subject to normal year-end audit adjustments and any other adjustments described therein, and
(iii) are in all material respects in accordance with the books of account and records of the Contributed Subsidiaries except as indicated therein. The balance sheets dated October 31, 1998 for each Contributed Subsidiary are referred to as the "CS BALANCE SHEETS."

    5.11. ABSENCE OF CERTAIN DEVELOPMENTS. Since March 31, 1998, there has been no (i) change or event which could reasonably be expected to have a Subsidiary Material Adverse Effect (other than general trends or new laws, rules, or regulations applicable to similarly situated companies), (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Contributed Subsidiaries, (iii) issuance of capital stock or options, warrants or rights to acquire capital stock (other than the rights granted to the Company hereunder), (iv) material loss, destruction or damage to any property of the Contributed Subsidiaries, whether or not insured, (v) except as a result of the new bank credit facility referred to in Section 8.7, acceleration or prepayment of any indebtedness for borrowed money or capital leases or the refunding of any such indebtedness, (vi) labor trouble involving the Contributed Subsidiaries or any material change in their personnel or the general terms and conditions of employment of key employees,
(vii) waiver of any valuable right in favor of the Contributed Subsidiaries,
(viii) loan or extension of credit to any officer or employee of ZGNA or any Contributed Subsidiary other than advances for travel-related expenses and similar advances to officers and employees of ZGNA or Contributed Subsidiaries in the ordinary course of business, (ix) acquisition, material writedown or write-off for accounting purposes, or disposition of any material assets (or any contract or arrangement therefor), (x) redemption or repurchase of any capital stock of any Contributed Subsidiary, or any other material transaction by the Contributed Subsidiaries otherwise than for fair value in the ordinary course of business, or (xi) termination of an agreement or arrangement which would be a Subsidiary Key Agreement or Instrument if in effect on the date hereof.

    5.12. MATERIAL CONTRACTS. SECTION 5.12 OF ZGNA DISCLOSURE SCHEDULE sets forth a true and complete list of each Subsidiary Key Agreement and Instrument (oral or written) to which a Contributed Subsidiary is a party or its assets bound other than Subsidiary Key Agreements and Instruments under which each Contributed Subsidiary has no further liabilities (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to ZGNA or a Contributed Subsidiary) or obligations as of the date hereof. Each Subsidiary Key Agreement and Instrument that is currently in effect, is valid, binding and enforceable against such Contributed Subsidiary and, to ZGNA's and Contributed Subsidiaries' best knowledge, the other parties thereto, in accordance with its terms, and in full force and effect on the date hereof. A true and complete copy of each Subsidiary Key Agreement has been delivered or made available to the Company. There is no breach, violation or default by any Contributed Subsidiary and no event (including, without limitation, the consummation of the transactions contemplated herein) which, with notice or lapse of time or both, would (i) constitute a breach, violation or default by any Contributed Subsidiary under any Subsidiary Key Agreement or Instrument, or (ii) give rise to any lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against any Contributed Subsidiary under any Subsidiary Key Agreement or Instrument except for breaches, violations or defaults that would not have a Subsidiary Material Adverse Effect. To the best of ZGNA's and the Contributed Subsidiaries' knowledge, no other party to any Subsidiary Key Agreement or Instrument is in material breach of any such Subsidiary Key Agreement or Instrument, no waiver or indulgence has been granted by any of the parties thereto and no party to any such Subsidiary Key Agreement and Instrument has repudiated any provision thereof. No Contributed Subsidiary is a party to, nor are any of their assets subject to, an guaranty, "make well" agreement or other arrangement to be responsible for the obligations of another, including any obligation to maintain the financial condition of another person.

    5.13. ABSENCE OF UNDISCLOSED LIABILITIES. None of the Contributed Subsidiaries has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to ZGNA or a Contributed Subsidiary) arising out of any transaction entered into at or prior to Closing, or any act or omission at or prior to Closing, or any state of facts existing at or prior to Closing, including Taxes with respect to or based upon transactions or events occurring at or prior to Closing, and including, without limitation, unfunded past service liabilities under any pension, profit sharing or similar plan, except as disclosed in the CS Balance Sheets, current liabilities incurred since the date of the CS Balance Sheet, current obligations (other than as a result of breach or default) under agreements set forth on SECTION 5.12 OF ZGNA DISCLOSURE SCHEDULE, and obligations under agreements which are not required to be set forth on such schedule entered into in the usual and ordinary course of business, none of which (individually or in the aggregate) could have a Subsidiary Material Adverse Effect.

    5.14.  EMPLOYEES.

    (a) The Contributed Subsidiaries are in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes except to the extent that noncompliance would not have a Subsidiary Material Adverse Effect. Since January 1, 1998, no complaint of any unfair labor practice or discriminatory employment practice against the Contributed Subsidiaries has been filed or, to the best of ZGNA's and the Contributed Subsidiaries' knowledge, threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, local, foreign, federal or state, that regulates labor or employment practices, nor is any grievance filed or, to the best of ZGNA's and the Contributed Subsidiaries' knowledge, threatened to be filed, against any Contributed Subsidiary by any employee pursuant to any collective bargaining or other employment agreement to which any Contributed Subsidiary is a party or is bound, except as would not reasonably be expected to have a Subsidiary Material Adverse Effect. The Contributed Subsidiaries are in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards except to the extent that noncompliance will not have a Subsidiary Material Adverse Effect, and, since January 1, 1997, have received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations. No Contributed Subsidiary is bound or subject to any arrangement with any labor union, and, to ZGNA's and Contributed Subsidiaries' best knowledge no union organizing activities are ongoing or threatened.

    (b) All sums due for employee compensation and benefits and all vacation time owing to any employees of the Contributed Subsidiaries have been duly and adequately accrued on the accounting records of the Contributed Subsidiaries.

    (c) ZGNA and the Contributed Subsidiaries are not aware that any of the Contributed Subsidiaries' executive officers or persons whose principal occupation is the creation of intellectual property is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such executive officer's or person's best efforts to promote the interests of the Contributed Subsidiaries or that would conflict with the Contributed Subsidiaries' business as proposed to be conducted.

    (d) ZGNA and the Contributed Subsidiaries are not aware that any officer, key employee, key purchasing personnel anticipated to provide sourcing of biomass under the Sourcing Agency Agreement or key sales personnel anticipated to engage in sales under the Agreement Regarding Employees or that any group of such employees, intends to terminate their employment with any Contributed Subsidiary, nor does any Contributed Subsidiary have a present intention to terminate the employment of any of the foregoing.

    (e) Set forth on SECTION 5.14 OF ZGNA DISCLOSURE SCHEDULE is (i) a list of employees of a Contributed Subsidiary with an annual base compensation over $50,000, (ii) a list of all officers of a Contributed Subsidiary and (iii) a list of all employment agreements to which a Contributed Subsidiary is a party (copies of which have been delivered to the Company).

    5.15. TAX MATTERS. There are no Taxes due and payable by the Contributed Subsidiaries which have not been paid except those being disputed in good faith by appropriate proceeding with appropriate reserves being made therefore on the accounting books of the Contributed Subsidiaries. The provisions for Taxes on the audited and unaudited balance sheets delivered by ZGNA and the Contributed Subsidiaries to the Company will be sufficient for the payment in all material respects of all accrued and unpaid Taxes of the Contributed Subsidiaries, whether or not assessed or disputed in good faith as of the respective dates of such balance sheets. The Contributed Subsidiaries have duly filed or received extensions to filing all foreign, federal, state and local Tax returns required to have been filed by them, and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year except where the failure to file such returns or the existence of waivers of applicable statutes of limitations is not reasonably likely to have a Subsidiary Material Adverse Effect. All such returns (including those delivered by ZGNA to the Company) are true, complete and correct in all material respects and have been prepared from, and are in accordance with, the books and records of each. No Contributed Subsidiary is a party to a Tax sharing agreement or liable for the Taxes of any other person. No Contributed Subsidiary has filed a consent to the application of Section 341(f) of the Code. The Contributed Subsidiaries have made all estimated income tax deposits and all other required Tax payments or deposits and have complied for all prior periods with the Tax withholding provisions of all applicable foreign, federal, state and local laws applicable to them. None of the Contributed Subsidiaries has been subject to a foreign, federal or state tax audit since April 30, 1996.

    5.16. EMPLOYEE BENEFIT PLANS. Except as set forth on SECTION 5.16 OF ZGNA DISCLOSURE SCHEDULE, the Contributed Subsidiaries have no employee benefit plans (as defined in Section 3(3) of ERISA) covering former and current employees of the Contributed Subsidiaries, or under which a Contributed Subsidiary has any obligation or liability. SECTION 5.16 OF ZGNA DISCLOSURE SCHEDULE lists all material plans, contracts, bonuses, commissions, profit-sharing, savings, stock options, insurance, deferred compensation, or other similar fringe or employee benefits covering former or current employees of the Contributed Subsidiaries or under which the Contributed Subsidiaries have any obligation or liability. True and complete copies of all Benefit Arrangements have been provided or made available to the Company prior to the date hereof. The Benefit Arrangements are and have been administered in substantial compliance with their terms and with the requirements of applicable law. No "prohibited transaction" within the meaning of Section 4475 of the Code or Section 406 of ERISA, has occurred with respect to any Benefit Arrangements. All payments to current or former employees of the Contributed Subsidiaries pursuant to the Benefit Arrangements are and have been fully deductible under the Code.

    5.17. PATENTS, LICENSES, ETC. The Contributed Subsidiaries own, free and clear of all encumbrances, restrictions, liens, security interests and charges, and has good and marketable title to, or holds adequate licenses or otherwise possesses all such rights as are necessary to use all Intellectual Property. To the knowledge of ZGNA and ZBI, one or more of the Contributed Subsidiaries has the right to use the names "Zuellig Botanicals" (but not "Zuellig Botanicals Powders"), and "ZetaPharm" as a trade name or mark for the purposes for which they have been used in the United States. Set forth on Section 5.17 of ZGNA Disclosure Schedule is a list of the significant marks and names used by each Contributed Subsidiary.

    None of the Contributed Subsidiaries has received notice nor has knowledge of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property described in this Section 5.17 where the effect of such conflict could have a Subsidiary Material Adverse Effect. To ZGNA's and the Contributed Subsidiaries' best knowledge, the Contributed Subsidiaries' business, as presently conducted, and as proposed to be conducted, does not infringe upon or violate any patent rights, copyrights, marks, names, trade names or trade secrets of others. To ZGNA's and the Contributed Subsidiaries' best knowledge, the Contributed Subsidiaries have the right to use all trade secrets, processes, customer lists and other rights incident to their respective businesses as now conducted.

    To ZGNA's and the Contributed Subsidiaries' best knowledge, no employee of the Contributed Subsidiaries has violated any employment agreement, non-compete agreement, or proprietary information agreement which he or she had with a previous employer or other person, or any intellectual property policy of such employer, or is a party to or threatened by any litigation concerning any patents, marks, trade secrets, service names, trade names, copyrights, licenses and the like.

    5.18. TITLE TO TANGIBLE ASSETS. The Contributed Subsidiaries have good title to their properties and assets and good title to all their leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than or resulting from Taxes which have not yet become delinquent and minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Contributed Subsidiaries and which have not arisen otherwise than in the ordinary course of business.

    5.19. INSURANCE. The Contributed Subsidiaries and their respective properties are insured in such amounts, against such losses and with such insurers as are prudent when considered in light of the nature of the properties and businesses of the Contributed Subsidiaries and customary in light of such Contributed Subsidiaries' exposure. No notice of any termination or threatened termination, or denial of a material claim made since January 1, 1997, of, or under any of such policies has been received and such policies are in full force and effect. A summary of all such policies, including whether they are on a "claims made" basis, is attached as SECTION 5.19 OF ZGNA DISCLOSURE SCHEDULE. None of such policies will be terminated or reduced in coverage as a result of the transactions described herein. All such policies are in full force and effect and all premiums with respect thereto have been paid. No Contributed Subsidiary has failed to give any notice or present any claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies or has not otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by any Contributed Subsidiary under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause.

    5.20. TRANSACTIONS WITH RELATED PARTIES. None of the Contributed Subsidiaries is a party to any agreement with any of their respective directors, officers or, to their best knowledge stockholders holding more than 1/2% of its stock, or, to their best knowledge, any Affiliate or family member of any of the foregoing, including but not limited to, under which it: (i) leases any real or personal property (either to or from such Person), (ii) licenses technology (either to or from such Person),
(iii) is obligated to purchase any tangible or intangible asset from or sell such asset to such Person, (iv) purchases products or services from such Person or (v) has borrowed money from or lent money to such Person. None of the Contributed Subsidiaries employs as an employee or engages as a consultant any family member of any of their respective directors or officers. There exist no agreements among stockholders of the Contributed Subsidiaries to act in concert with respect to their voting or holding of Contributed Subsidiary securities.

    5.21. REGISTRATION RIGHTS. The Contributed Subsidiaries are not under any obligation to register any of their securities under the Securities Act.

    5.22. PRIVATE OFFERING. None of ZGNA, ZBI, the Contributed Subsidiaries or anyone acting on their behalf has sold or has offered any of the Subsidiary Shares for sale to, or solicited offers to buy from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser of the Subsidiary Shares, other than the Company. None of ZGNA, ZBI, the Contributed Subsidiaries or anyone acting on their behalf shall offer the Subsidiary Shares for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Subsidiary Shares, or any part thereof, within the provisions of Section 5 of the Securities Act. Based in part upon the representations of the Company set forth in Section 4, the offer and sale of the Subsidiary Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

    5.23.  INVESTMENT.

    (a) Each of ZGNA and ZBI is acquiring the Shares for its own account for investment and not with a view towards the resale, transfer, pledge or distribution thereof, nor with any present intention of distributing the Shares, other than a pledge in favor of ZGNA's lender pursuant to the credit agreement referred to in Section 8.7 and the delivery of a portion of the Shares to the Escrow Agent under the Escrow Agreement.

    (b) Each of ZGNA and ZBI has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. ZGNA and ZBI have been furnished access to such information and documents as they have requested and have been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the Shares contemplated hereby.

    (c) Each of ZGNA and ZBI is an "accredited investor" as defined under Regulation D of the Securities Act.

    (d) ZGNA and ZBI are located in California and the offer and sale of the Shares occurred in the States of Colorado and California.

    5.24. BROKERAGE. Except for ZGNA's agreement with The Beacon Group Capital Services, LLC whose fees and expenses shall be paid by ZGNA, there are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of ZGNA, ZBI or the Contributed Subsidiaries, and ZGNA agrees to indemnify and hold the Company harmless against any costs or damages incurred as a result of any such claim.

    5.25. MATERIAL FACTS. This Agreement, ZGNA Disclosure Schedules, and the other agreements, documents, certificates or written statements furnished or to be furnished to the Company through the Closing Date by or on behalf of ZGNA, ZBI and the Contributed Subsidiaries in connection with the transactions contemplated hereby taken as a whole, and the information provided by ZGNA and ZBI for inclusion in the Company's Proxy Statement, do not contain any untrue statement by ZGNA, ZBI or the Contributed Subsidiaries of a material fact or omit to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading. There is no fact which is known to ZGNA, ZBI or the Contributed Subsidiaries and which has not been disclosed herein or otherwise by ZGNA, ZBI or the Contributed Subsidiaries to the Company which is reasonably likely to have a Subsidiary Material Adverse Effect.

    5.26. DEBT. As of the Closing Date, the "Debt" (as defined below) of the Contributed Subsidiaries will not exceed $22,000,000 in the aggregate. For purposes of this Section, "Debt" means debt for borrowed money (long term, for working capital purposes or otherwise), obligations under letters of credit and capital lease obligations.

    5.27. FINANCIAL RECORDS. The financial records of the Contributed Subsidiaries for the period from April 1, 1995, up to and through the Closing Date are readily auditable (including to allocate inter-company accounts and to reflect the recent formation of Zuellig Botanicals Extracts) to permit compliance with SEC reporting requirements of the Company. Such financial records are located at Zuellig Group, N.A., Inc., 2550 El Presidio Street, Long Beach, CA 90810; Wilcox, 755 George Wilson Road, Boone, N.C. 28697; and ZetaPharm, 70 West 36th Street, New York, NY 10018 and Datalok Co., 15540 Del Amo Avenue, Tustin, CA 92680.

    5.28.  SUBSIDIARY REAL PROPERTY

    (a) SECTION 5.28 OF ZGNA DISCLOSURE SCHEDULE lists all real property owned or leased by each Contributed Subsidiary. Each Contributed Subsidiary has title to its owned real properties and any improvements thereon (collectively, the "SUBSIDIARY OWNED REAL PROPERTIES") in each case, free and clear of all imperfections of title and all encumbrances, except for (i) those consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of such property or irregularities in title thereto which, individually and in the aggregate, do not materially impair the use of such property, (ii) warehousemen's, mechanics', carriers', landlords', repairmen's or other similar encumbrances arising in the ordinary course of business and securing obligations not yet due and payable, (iii) other encumbrances which arise in the ordinary course of business and which individually and in the aggregate do not materially impair its use of such property or its ability to obtain financing by using such assets as collateral,
(iv) any state of facts, including, without limitation, easements, encroachments or encumbrances, either shown by any survey or other inspection or granted by ZGNA prior to the date hereof, of such Subsidiary Owned Real Property which do not materially adversely interfere with the occupancy or use, as presently used or occupied, of such Subsidiary Owned Real Property, (v) liens for taxes and/or assessments not yet delinquent or which are being contested in good faith through appropriate proceedings, (vi) all rights or easements, if any, of any municipality or other public or private utility company, to maintain telephone wires, pipes, conduits or other facilities which enter or cross such Subsidiary Owned Real Property and (vii) any state of facts, including without limitation, rights, easements, liens, encroachments or encumbrances that any title report, title commitment or title insurance policy would disclose (encumbrances referenced in clauses (i)through (vii) collectively referred to as the "SUBSIDIARY PERMITTED ENCUMBRANCES").

    (b) ZGNA has delivered to the Company a true and complete list of all of the leases and subleases to which the Contributed Subsidiaries are a party as described on SECTION 5.28 OF ZGNA DISCLOSURE SCHEDULE (collectively, the "SUBSIDIARY LEASED REAL PROPERTIES," together with Subsidiary Owned Real Properties, the "SUBSIDIARY REAL PROPERTIES"). The leases and subleases described on SECTION 5.28 OF ZGNA DISCLOSURE SCHEDULE (i) have not been further modified or amended and (ii) are in full force and effect. To the knowledge of ZGNA and the Contributed Subsidiaries, there is no default which remains uncured and would materially adversely interfere with the occupancy or use, as presently used or occupied, of any Subsidiary Leased Real Property. No Contributed Subsidiary is obligated to purchase any Subsidiary Leased Real Property and no Subsidiary Leased Real Property is required to be accounted for under GAAP as a capitalized lease.

    5.29.  COMPANY SECURITY HOLDINGS

    Neither ZGNA nor any Contributed Subsidiary holds or has held at any time during the 270 days preceding the Closing Date any debt or equity security of the Company (or derivative securities thereof), except for debt or equity securities (or derivative securities thereof) purchased pursuant to the Stock Option Agreement.

    5.30. BANK ACCOUNTS; POWERS OF ATTORNEY. SECTION 5.30 OF ZGNA DISCLOSURE SCHEDULE lists all bank, money market, brokerage, savings and similar accounts and safe deposit boxes of all Contributed Subsidiaries and all powers of attorney of any Contributed Subsidiaries.

    5.31. CORPORATE MINUTE BOOKS. The corporate records of the Contributed Subsidiaries are correct and complete. True and correct copies of all minutes of meetings or other actions by the directors, stockholders or incorporators of the Contributed Subsidiaries for the past five years have been provided and since their inception have previously been provided or made available to the Company.

    5.32. SUFFICIENT ASSETS. The assets and properties owned by, or leased to, the Contributed Subsidiaries, and the Subsidiary Key Agreements and Instruments, are sufficient for the conduct of the business and operation of the Contributed Subsidiaries as presented conducted and as presently proposed to be conducted.

    5.33. GOOD CONDITION. The buildings, facilities, machinery, equipment, furniture, leasehold and other improvements, fixtures, vehicles, structures, any related capitalized items and other tangible property owned by or leased to the Contributed Subsidiaries (i) are to ZGNA's and the Contributed Subsidiaries' best knowledge, in all material respects in good operating condition and repair (normal wear and tear excepted) and, in the case of buildings or structures located on the Subsidiary Real Properties, free of any structural or engineering defects, and (ii) to ZGNA's and the Contributed Subsidiaries' best knowledge, are suitable in all material respects for their current use. ZGNA and the Contributed Subsidiaries have not received notice of, and have no knowledge of, any pending, threatened or contemplated condemnation proceeding or similar taking affecting the assets of the Contributed Subsidiaries (including the Subsidiary Real Properties).

    5.34. BANK COMMITMENT. As of the date of this Agreement, ZGNA has a bank commitment letter from a lender, a copy of which has been delivered to the Company, to provide the new credit facility to the Company contemplated hereby, and to ZGNA's knowledge, such commitment has not been modified or terminated.

    SECTION 6.  ADDITIONAL COVENANTS OF THE PARTIES

    6.1.  RESALE OF SECURITIES.

    (a) ZGNA and ZBI will not sell or otherwise transfer the Shares except pursuant to an effective registration under the Securities Act and any state securities or blue sky laws or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under such laws.

    (b) The Shares will bear substantially the following legend reflecting the foregoing restrictions on the transfer of such securities:

    "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law, and may not be sold, transferred or otherwise disposed of except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably acceptable to the Company, is exempt from such registration."

    "The securities evidenced hereby are subject to the terms of that certain
    Governance Agreement, dated as of            , 1999, by and among the
    Company, ZGNA and ZBI, as amended from time to time. A copy of such Governance Agreement has been filed with the Secretary of the Company and is available upon request."

    6.2.  PROXY STATEMENT.

    (a) The Company shall promptly prepare and file with the Commission preliminary and final versions of the Proxy Statement relating to this Agreement and the transactions contemplated hereby, and to increase size of or adopt a new stock option plan for up to 1,000,000 shares of Common Stock (the "Proxy Statement"). The Company shall use its best efforts to have the Proxy Statement cleared by the Commission and mailed to its stockholders at the earliest practicable date. The Company shall cooperate and consult with ZGNA with respect to the Proxy Statement and any related Commission comments.

    (b) The Company will furnish ZGNA with such information concerning the Company and its Subsidiaries as is necessary in order to cause the Proxy Statement, insofar as it relates to the Company and its Subsidiaries, to comply with applicable law. None of the information relating to the Company and its Subsidiaries supplied by the Company for inclusion in the Proxy Statement will be false or misleading with respect to any material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company agrees promptly to advise ZGNA if, at any time prior to the meeting of the stockholders of the Company referenced herein, any information provided by it in the Proxy Statement is or becomes incorrect or incomplete in any material respect and to provide ZGNA with the information needed to correct such inaccuracy or omission. The Company will furnish ZGNA and the Company's shareholders with such supplemental information as may be necessary in order to cause the Proxy Statement, insofar as it relates to the Company and its Subsidiaries, to comply with applicable law after the mailing thereof to the stockholders of the Company.

    (c) ZGNA will furnish the Company with such information concerning ZGNA, ZBI and the Contributed Subsidiaries as is necessary in order to cause the Proxy Statement, insofar as it relates to ZGNA, ZBI and the Contributed Subsidiaries, to comply with applicable law. None of the information relating to ZGNA, ZBI and the Contributed Subsidiaries supplied by ZGNA for inclusion in the Proxy Statement will be false or misleading with respect to any material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. ZGNA agrees promptly to advise the Company if, at any time prior to the meeting of stockholders of the Company referenced herein, any information provided by it in the Proxy Statement is or becomes incorrect or incomplete in any material respect and to provide the Company with the information needed to correct such inaccuracy or omission. ZGNA will furnish the Company with such supplemental information as may be necessary in order to cause the Proxy Statement, insofar as it relates to ZGNA, ZBI and the Contributed Subsidiaries, to comply with applicable law after the mailing thereof to the stockholders of the Company.

    6.3. ACCESS TO INFORMATION. The Company shall (and shall cause each of its Subsidiaries to), and ZGNA shall and ZGNA shall cause each of ZBI and the Contributed Subsidiaries to afford to the officers, employees, accountants, counsel and other representatives of ZGNA or the Company, as the case may be, access, during normal business hours during the period prior to the Closing Date, to all its properties, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of its Subsidiaries to) and ZGNA shall cause the Contributed Subsidiaries to furnish promptly to ZGNA and the Company, as the case may be, (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal securities laws and (b) all other information concerning its business, properties and personnel as ZGNA or the Company, as the case may be, may reasonably request.

    6.4. STOCKHOLDERS MEETING. The Company shall call a meeting of its stockholders to be held as promptly as practicable for the purpose of voting upon this Agreement and the election of directors as contemplated by Section
7.11 hereof. The Company will, through its Board of Directors, recommend to its stockholders approval of this Agreement and the transactions contemplated hereby and shall use its best efforts to hold such meeting as soon as reasonably practicable after the date hereof; PROVIDED, HOWEVER, that the Board of Directors shall not be so obligated if it receives a written opinion from outside counsel to the effect that it would be inconsistent with its fiduciary duties to recommend to its stockholders approval of this Agreement and the transactions contemplated hereby.

    6.5. EXECUTION AND DELIVERY OF AGREEMENTS. ZGNA or its Subsidiary a party thereto shall execute and deliver to the Company, and the Company shall execute and deliver to ZGNA, (i) the Governance Agreement, (ii) the Sourcing Agency Agreement, (iii) the Escrow Agreement, (iv) the Powders Option Agreement, (v) the Agreement Regarding Employees and (vi) their respective tax affidavits in the form attached hereto as Exhibit K, at or prior to the Closing.

    6.6.  ORDINARY COURSE.

    (a) Except as expressly contemplated by this Agreement or as set forth on
Schedule 6.6(a) and except for the possible sale of the Company's paclitaxel business and assets, during the period from the date of this Agreement to the Closing Date, (i) the Company shall conduct, and it shall cause its Subsidiaries to conduct, its or their businesses in the ordinary course and consistent with past practice, and the Company shall, and it shall cause its Subsidiaries to, use its or their reasonable commercial efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with all persons with whom it does business and (ii) without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries will:

        (A) amend or propose to amend its Organizational Documents in any material respect;

        (B) authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any shares of, or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any shares of, the capital stock or other securities of the Company or any of its Subsidiaries including, but not limited to, any securities convertible into or exchangeable for shares of stock of any class of the Company or any of its Subsidiaries, except for (a) the issuance of shares pursuant to the exercise of either incentive or non-qualified stock options, including management stock options outstanding the date of this Agreement in accordance with their present terms and (b) grants of options pursuant to the 1999 Incentive Plan or the Company's stock option plan for directors in effect as of the date hereof for attendance at meetings of the Board, on terms and in amounts consistent with past practice;

        (C) split, combine or reclassify any shares of its capital stock or declare, pay or set aside any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, other than dividends or distributions to the Company or a Subsidiary of the Company, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any shares of its capital stock or other securities;

        (D) other than in the ordinary course of business consistent with past practice, (a) create, incur or assume any debt, except refinancings of existing obligations on terms that are no less favorable to the Company or its Subsidiaries than the existing terms; (b) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any Person; (c) make any capital expenditures or make any loans, advances or capital contributions to, or investments in, any other Person (other than to a Company Subsidiary and customary travel, relocation or business advances to employees); (d) acquire the stock or assets of, or merge or consolidate with, any other Person; (e) voluntarily incur any material liability or obligation (absolute, accrued, contingent or otherwise); or (f) sell, transfer, mortgage, pledge or otherwise dispose of, or encumber, or agree to sell, transfer, mortgage, pledge or otherwise dispose of or encumber, any assets or properties, real, personal or mixed, material to the Company and its Subsidiaries taken as a whole other than to secure debt permitted under (a) of this clause (D); and

        (E) maintain in full force and effect the insurance described in Section
    4.19 or comparable insurance.

    (b) Except as expressly contemplated by this Agreement, during the period from the date of this Agreement to the Closing Date, (i) ZGNA shall cause the Contributed Subsidiaries to conduct their businesses in the ordinary course and consistent with past practice, and ZGNA shall cause the Contributed Subsidiaries to use their reasonable commercial efforts to preserve intact their business organization, to keep available the services of their officers and employees and to maintain satisfactory relationships with all persons with whom they do business, (ii) ZGNA will use its reasonable commercial efforts to maintain in place the sales force of ZBI whom will be subject to the Agreement Regarding Employees and (iii) without limiting the generality of the foregoing, none of the Contributed Subsidiaries will:

        (A) amend or propose to amend its Organizational Documents in any material respect;

        (B) authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any shares of, or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any shares of, the capital stock or other securities of the Contributed Subsidiaries including, but not limited to, any securities convertible into or exchangeable for shares of stock of any class of the Contributed Subsidiaries;

        (C) split, combine or reclassify any shares of its capital stock or declare, pay or set aside any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, other than dividends or distributions to the other Contributed Subsidiaries, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any shares of its capital stock or other securities;

        (D) other than in the ordinary course of business consistent with past practice, (a) create, incur or assume any debt, except refinancings of existing obligations on terms that are no less favorable to the Contributed Subsidiaries than the existing terms; (b) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any Person; (c) make any capital expenditures or make any loans, advances or capital contributions to, or investments in, any other Person (other than customary travel, relocation or business advances to employees); (d) acquire the stock or assets of, or merge or consolidate with, any other Person; (e) voluntarily incur any material liability or obligation (absolute, accrued, contingent or otherwise); or (f) sell, transfer, mortgage, pledge or otherwise dispose of, or encumber, or agree to sell, transfer, mortgage, pledge or otherwise dispose of or encumber, any assets or properties, real, personal or mixed, material to the Contributed Subsidiaries taken as a whole other than to secure debt permitted under (a) of this clause (D); and

        (E) maintain in full force and effect the insurance described in Section
    5.19 or comparable insurance.

    (c) Absent the prior written consent of ZGNA, during the two year period following consummation of the Mergers, the Company agrees (i) that it will not
(x) liquidate Zuellig Botanical Extracts or (y) other than in the ordinary course of business, transfer more than an insubstantial portion of the assets of Zuellig Botanical Extracts to the Company or an Affiliate of the Company; (ii) the Company shall take no action, and shall cause the Contributed Subsidiaries to take no action, if such action would jeopardize the characterization of the Mergers as reorganizations within the meaning of Section 368(a) of the Code.

    6.7. FURTHER ASSURANCES. Upon the request of a party hereto at any time after the Closing Date, the other party will forthwith execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as the requesting party or its counsel may request in order to perfect title of ZGNA and the Company and their successors and assigns to the Shares and the Subsidiary Shares, respectively, or otherwise to effectuate the purposes of this Agreement.

    6.8. CONFIDENTIALITY. Except as may be required by law, (i) prior to the Closing, the Company and ZGNA shall not, directly or indirectly, disclose to any person or entity or use any information not in the public domain or generally known in the industry, in any form, whether acquired prior to or after the Closing Date, received from the Company or ZGNA, as the case may be, relating to the business and operations of the Company and its Subsidiaries or ZGNA and its Subsidiaries, as the case may be, and (ii) after the Closing, ZGNA and ZBI shall not so disclose or use such information relating to the business of the Company or the Contributed Subsidiaries except as permitted by other agreements between ZGNA or its affiliates and the Company.

    6.9.  STANDSTILL.

    (a) From the date hereof through the Closing Date (or, if this Agreement is terminated in accordance with its terms, for a period of 18 months from the date hereof), neither ZGNA or ZBI will, without the prior consent of the Board:

        (i) acquire any of the Voting Stock or direct or indirect rights to acquire or sell Voting Stock of the Company other than the Option or the shares of Common Stock issuable upon exercise of the Option;

        (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules under the Exchange Act), enter into any agreement to vote, or seek to agree with, advise or influence any person or entity with respect to the voting of any Voting Stock of the Company (except to the extent necessary to have its three representatives on the Board);

       (iii) make any public announcement with respect to any transaction or proposed or contemplated transaction between the Company or any of its security holders and ZGNA or any of its Affiliates, including, without limitation, any tender or exchange offer, merger or other business combination or acquisition of a material portion of the assets of the Company;

        (iv) disclose any intention, plan or arrangement regarding any of the matters referred to in clauses (i), (ii) or (iii); or

        (v) sell or otherwise transfer shares of Common Stock except pursuant to a transaction approved by the Board of Directors of the Company.

    (b) For a period of five years from the Closing Date, neither ZGNA or ZBI will, without the prior consent of the Board:

        (i) acquire more than 49% of the Voting Stock or direct or indirect rights to acquire more than 49% of the Voting Stock of the Company;

        (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules under the Exchange Act), enter into any agreement to vote, or seek to agree with, advise or influence any person or entity with respect to the voting of any Voting Stock of the Company (except to the extent necessary to have its three representatives on the Board);

       (iii) make any public announcement with respect to any transaction or proposed or contemplated transaction between the Company or any of its security holders and ZGNA or any of its Affiliates, including, without limitation, any tender or exchange offer, merger or other business combination or acquisition of a material portion of the assets of the Company;

        (iv) disclose any intention, plan or arrangement regarding any of the matters referred to in clauses (i), (ii) or (iii); or

        (v) except in an underwritten transaction, sell or otherwise transfer such number of shares of Common Stock to the public which is greater than 1% of the outstanding shares of Common Stock in any two week period or 20% of weekly volume of the Common Stock.

    (c) For a period of 18 months from the Closing Date, neither ZGNA or ZBI will, without the prior consent of the Board, sell or otherwise dispose of its shares of Common Stock, other than a pledge in favor of ZGNA's lender pursuant to the credit agreement referred to in Section 8.7 and other than transfers by ZBI to ZGNA or an entity wholly owned by ZGNA.

    6.10.  OWNERSHIP OF SHARES.

    (a) In order to meet its obligations under Section 9 hereof, ZGNA and ZBI agree to continue to own its portion of the Shares or other Liquid Assets of approximately equivalent value to its portion of the Shares until the later of
(i) the second anniversary of the Closing Date, or (ii) in the event the Company asserts any claims pursuant to Section 9.4(b)(i), until the final resolution of such claims. For purposes hereof, the term "Liquid Assets" shall mean cash, money market funds, commercial paper of a U.S. based entity, or securities that are publicly traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market.

    (b) Notwithstanding the foregoing subsection (a), after the first anniversary of the Closing Date, ZGNA's and ZBI's obligation to hold its portion of the Shares or other Liquid Assets of approximately equivalent value to its portion of the Shares shall be reduced to 60% of the initial value of its portion of the Shares plus an amount equal to the value of the claims made, asserted or pending under Section 9 as of such date.

    (c) In the event the Company, ZBI or ZGNA shall be required to make an indemnification payment pursuant to Section 9, they may elect to make such payment with the shares of Common Stock in lieu of cash. The market price of the shares of Common Stock shall be determined by the average closing price of a share of Common Stock for the 15 consecutive trading days preceding the date of such payment on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 15 consecutive trading days on the Nasdaq National Market or, if the shares are not listed on the Nasdaq National Market, in the over-the-counter market or, if the shares of Common Stock are not publicly traded, the market price for such day shall be the fair market value thereof determined jointly by the Company and ZGNA; PROVIDED, HOWEVER, that if such parties are unable to reach agreement within a reasonable period of time, the market price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and ZGNA or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules. All costs and expenses incurred in connection with the determination of market price shall be borne by the party seeking to make payment in stock.

    6.11.  NONCOMPETITION.

    (a) ZGNA shall not, and shall cause its parent corporation and its Affiliates, for a period of five (5) years following the Closing Date, for any reason whatsoever, directly or indirectly, or on behalf of or in conjunction with any other person:

        (i) engage in any business selling any products or services in direct competition with the Company, including, but not limited to, the Contributed Subsidiaries, in North America as conducted as of the Closing Date;

        (ii) engage in the business of acquiring biomass also used by the Company for the purpose of retail or wholesale sales in North America (including after processing) for use as a human nutraceutical; or

       (iii) solicit any person who is an employee of the Company, including, but not limited to the Contributed Subsidiaries, in a managerial, sales or purchasing capacity for the purpose or with the intent of enticing such employee away from or out of employ of the Company or its Subsidiaries.

    (b) Notwithstanding the above, the foregoing covenant shall not prohibit ZGNA from acquiring as an investment not more than five percent (5%) or continuing to own no more than the percentage ZGNA owns on the date of this Agreement of the capital stock of a competing business, provided that ZGNA shall not control such competing business.

    (c) If any provision of this Section 6.11 relating to a time period or geographic area shall be declared by a court of competent jurisdiction unenforceable as unreasonable, the maximum time period or geographic area, as applicable, that such court deems reasonable and enforceable shall thereafter be deemed applicable and this Agreement shall automatically be considered to have been amended and revised to reflect such determination. This Section 6.11 may be enforced by specific performance.

    6.12. RESIGNATION OF DIRECTORS. Effective as of the Closing Date, all directors of each Contributed Subsidiary shall cease to be directors. ZGNA will use its good faith effort to obtain the resignation of all directors of each Contributed Subsidiary.

    6.13.  SUBSCRIPTION RIGHT.

    (a) If at any time after the date hereof, the Company proposes to issue equity securities of any kind (the term "equity securities" shall include for these purposes any warrants, options or other rights to acquire equity securities and debt securities convertible into equity securities) of the Company (other than the issuance of securities (i) to the public in a firm commitment underwriting pursuant to a registration statement filed under the Securities Act, (ii) pursuant to the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or stock or other form of acquisition, (iii) pursuant to an employee, consultant or director stock option plan, stock bonus plan, stock purchase plan or other management equity program, or (iv) as an "equity kicker" for a debt or leasing financing with an institutional lender), then the Company shall:

        (i) give written notice setting forth in reasonable detail (1) the designation and all of the terms and provisions of the securities proposed to be issued (the "PROPOSED SECURITIES"), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (2) the price and other terms of the proposed sale of such securities; (3) the amount of such securities proposed to be issued; and (4) such other information as ZGNA may reasonably request in order to evaluate the proposed issuance; and

        (ii) offer to issue to ZGNA upon the terms described in subparagraph (i) above a portion of the Proposed Securities (the "SUBSCRIPTION SECURITIES") equal to a percentage determined by dividing (x) the number of shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by ZGNA, by (y) the total number of shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by all holders of Common Stock, in each case, immediately preceding the issuance of the Proposed Securities.

    (b) ZGNA must exercise its right to purchase all or any portion of the Subscription Securities hereunder within ten (10) days after receipt of such notice from the Company. To the extent that the Company offers two or more securities in units, ZGNA must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

    (c) Upon the expiration of the offering periods described above, the Company will be free to sell such Subscription Securities that ZGNA has not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to ZGNA. Any Subscription Securities offered or sold by the Company after such 90 day period must be reoffered to ZGNA pursuant to this Section 6.13.

    (d) The election by ZGNA not to exercise its subscription rights under this
Section 6.13 in any one instance shall not affect its right (other than in respect of a reduction in its percentage holdings) as to any subsequent proposed issuance.

    (e) Notwithstanding the foregoing, the rights set forth in this Section 6.13 shall terminate (i) if this Agreement is terminated in accordance with its terms, seven months after the date hereof or (ii) upon the Closing Date.

    (f) The exercise by ZGNA of its rights under this Section 6.13 shall be subject to compliance with applicable laws, rules and regulations, including HSR.

    6.14.  LETTERS OF ACCOUNTANTS.

    (a) The Company shall use its reasonable best efforts to cause to be delivered to ZGNA "comfort" letters regarding the Company of Arthur Andersen, LLP, the Company's independent public accountants, dated and delivered the date of the proxy statement and addressed to ZGNA, in form and substance reasonably satisfactory to ZGNA and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement consistent with procedures set forth in
Exhibit 6.14 hereto.

    (b) ZGNA shall use its reasonable best efforts to cause to be delivered to the Company "comfort" letters regarding the Contributed Subsidiaries of Deloitte & Touche LLP, ZGNA's independent public accountants, dated and delivered the date of the proxy statement and addressed to the Company, in form and substance reasonably satisfactory to the Company and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement consistent with procedures set forth in Exhibit 6.14 hereto.

    6.15. EFFORTS TO SATISFY CONDITIONS; NOTICE OF INABILITY TO MEET CONDITIONS. Between the date hereof and the Closing, each party shall make a good faith effort to obtain all third party consents required for Closing and otherwise act to cause all closing conditions to be satisfied. If a party believes that a condition to its obligation to close will not be satisfied by Closing, or becomes aware of an event that causes a Company Material Adverse Effect or a Subsidiary Material Adverse Effect, it shall promptly notify the other party including informing it of the nature of such company's Material Adverse Effect and steps which are being done to attempt to correct or respond to the failure of such condition or material adverse event.

    6.16. HSR. As soon as practical after the date hereof, each of the Company, ZGNA and, if necessary, the controlling persons of ZGNA shall make all filings required pursuant to the HSR in connection with this Agreement. The parties will cooperate in the preparation of all filings and responses to all reasonable requests for additional information.

    6.17. PUBLIC ANNOUNCEMENT. Prior to the Closing and for three months thereafter, the timing and content of all public announcements regarding any aspect of this Agreement or the transactions contemplated hereby shall be mutually agreed upon in advance by the Company and ZGNA, except to the extent that legal counsel advises a party that such announcement or other disclosure is required to be made pursuant to applicable law or the rules of the National Association of Securities Dealers. A party shall promptly notify the other if it has received such advise and intends to make a public announcement that has not been mutually agreed upon.

    6.18. COOPERATION IN DEFENSE. If prior to or within two years after the Closing, any claim, action, investigation or governmental action is brought which questions the validity or legality of the transactions contemplated hereunder or seeks damages in connection therewith, the parties agree to cooperate and use reasonable efforts to defend against such claim, action, investigation or governmental action, and seek the removal of any injunction preventing or restraining any transactions contemplated hereby. This provision is not a limitation on any other obligations of the parties in this Agreement or the Transaction Documents.

    6.19. VOLKER WYPYSZYK. Both before and after the Closing, ZGNA and its Affiliates shall use their reasonable best efforts to cause Volker Wypyszyk, for the first 12 months after the Closing, to devote a significant amount of his time, and after 12 months after the Closing, to devote substantially all of his time, to the business of the Company. For the purposes of this Section, "reasonable best efforts" shall mean that ZGNA and its Affiliates shall not require Volker Wypyszyk to devote his time to the business of ZGNA or its Affiliates that would be inconsistent with this Section.

    6.20. REPAYMENT OF DEBT. On the Closing Date, the Company shall use a portion of the proceeds of the credit facility referred to in Section 7.9 to cause the Contributed Subsidiaries to repay the Debt for borrowed money of the Contributed Subsidiaries referred to in Section 5.26.

    SECTION 7.  ZGNA'S CLOSING CONDITIONS

    The obligation of ZGNA to consummate the Mergers on the Closing Date, as provided in Sections 2 and 3 hereof, shall be subject to the performance in all material respects by the Company of its agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

    7.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such warranties and representations were made at and as of such date, except as otherwise specifically permitted herein.

    7.2. COMPLIANCE WITH AGREEMENT. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or on the Closing Date.

    7.3. INJUNCTION. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction or governmental body or agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

    7.4. STOCKHOLDER APPROVAL. At the stockholders meeting called by the Company pursuant to Section 6.4 hereof, this Agreement and the transactions contemplated hereby shall have been approved and adopted by a majority of a quorum of the Company's stockholders pursuant to the rules of the NASDAQ market, by the number of votes required under the Colorado Business Corporation Act.

    7.5. CONSENTS AND APPROVALS. All material consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign shall have been duly obtained and shall be in full force and effect on the Closing Date.

    7.6. NASDAQ LISTING. The Shares shall have been approved for listing on the NASDAQ market or any other exchange the shares of Common Stock then trade.

    7.7. ADVERSE DEVELOPMENT. There shall have been no developments in the business of the Company or any of its Subsidiaries which in the reasonable opinion of ZGNA would have a Company Material Adverse Effect.

    7.8. TRANSACTION DOCUMENTS. The Company and each of the other parties thereto shall have executed and delivered (i) the Escrow Agreement, (ii) the Powders Option Agreement, (iii) the Governance Agreement, (iv) the Sourcing Agency Agreement, (v) the Registration Rights Agreement, (vi) the Agreement Regarding Employees, (vii) the Letter Agreement and (viii) the License Agreement.

    7.9. CREDIT AGREEMENTS. The Company and ZGNA shall have entered into definitive credit agreements with their respective lenders on terms reasonably satisfactory to ZGNA and such credit agreements shall be in full force and effect.

    7.10. HSR ACT. All required waiting periods applicable to this Agreement and the transactions contemplated hereby under the HSR shall have been expired or terminated.

    7.11. ELECTION OF OFFICER AND DIRECTORS. Mr. Volker Wypyszyk shall have been appointed as the President and Co-Chief Executive Officer of the Company and shall have been elected to the Board, effective upon the Closing. Mr. Dean Stull shall have been elected as the Chairman of the Board and Co-Chief Executive Officer. The Board shall have been constituted as of the Closing Date as provided in Section 2 of the Governance Agreement.

    7.12. OFFICER'S CERTIFICATE. ZGNA shall have received a certificate, dated the Closing Date, signed by the Chairman of the Board of the Company, certifying that the conditions specified in Sections 7.1 and 7.2 of this Agreement have been fulfilled.

    7.13. COUNSEL'S OPINION. ZGNA shall have received from the Company's counsel, Chrisman, Bynum & Johnson, P.C., an opinion, dated the Closing Date, substantially as set forth in Exhibit A hereto.

    7.14. COMPLETION OF MERGERS. The Certificates of Merger shall have been filed with the Secretary of State of the respective jurisdiction of incorporation and the Mergers shall have become effective in accordance with the laws of the respective jurisdiction of incorporation.

    7.15. APPROVAL OF PROCEEDINGS. All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to ZGNA and its counsel, Willkie Farr & Gallagher; and ZGNA shall have received copies of all documents or other evidence which it and Willkie Farr & Gallagher may request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance satisfactory to ZGNA and Willkie Farr & Gallagher.

    7.16. ACCOUNTANT'S LETTER. ZGNA shall have received the accountant's letter referred to in Section 6.14(a).

    SECTION 8.  COMPANY CLOSING CONDITIONS

    The obligation of the Company to issue and deliver the Shares and to consummate the Mergers on the Closing Date, as provided in Sections 2 and 3 hereof, shall be subject to the performance in all material respects by ZGNA and the Contributed Subsidiaries of their agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

    8.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of ZGNA, ZBI and the Contributed Subsidiaries contained in this Agreement shall be true and correct and in all material respects on and as of the Closing Date as though such warranties and representations were made at and as of such date, except as otherwise specifically permitted herein.

    8.2. COMPLIANCE WITH AGREEMENT. ZGNA and ZBI shall have performed and complied in all material respects with, and shall have caused the Contributed Subsidiaries to perform and comply in all material respects with, all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or on the Closing Date.

    8.3. INJUNCTION. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction or governmental body or agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

    8.4. STOCKHOLDER APPROVAL. This Agreement shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock.

    8.5. ELECTION OF OFFICER AND DIRECTORS. Mr. Volker Wypyszyk shall have been appointed as the President and Co-Chief Executive Officer of the Company and shall have been elected to the Board, effective upon the Closing. Mr. Dean Stull shall have been elected as the Chairman of the Board and Co-Chief Executive Officer. The Board shall have been constituted as of the Closing Date as provided in Section 2 of the Governance Agreement.

    8.6. ADVERSE DEVELOPMENT. There shall have been no developments in the business of the Contributed Subsidiaries which in the reasonable opinion of the Company would have a Subsidiary Material Adverse Effect.

    8.7. CREDIT AGREEMENTS. The Company and ZGNA shall have entered into definitive credit agreements with their respective lenders on terms reasonably satisfactory to the Company and such credit agreements shall be full force and effect.

    8.8. CONSENTS AND APPROVALS. All material consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign shall have been duly obtained and shall be in full force and effect on the Closing Date.

    8.9. HSR ACT. All required waiting periods applicable to this Agreement and the transactions contemplated hereby under the HSR shall have been expired or terminated.

    8.10. TRANSACTION DOCUMENTS. ZGNA or its Subsidiary and each of the other parties thereto shall have executed and delivered (i) the Escrow Agreement, (ii) the Powders Option Agreement, (iii) the Governance Agreement, (iv) the Sourcing Agency Agreement, (v) the Registration Rights Agreement, (vi) the Agreement Regarding Employees, (vii) the Letter Agreement and (viii) the License Agreement.

    8.11. ZGNA'S CERTIFICATES. The Company shall have received a certificate from an executive officer of ZGNA, dated the Closing Date, certifying that the conditions specified in Sections 8.1 and 8.2 of this Agreement have been fulfilled.

    8.12. COUNSEL'S OPINION. The Company shall have received from ZGNA's counsel, Willkie Farr & Gallagher, an opinion, dated the Closing Date, substantially as set forth in Exhibit B hereto.

    8.13. COMPLETION OF MERGERS. The Certificates of Merger shall have been filed with the Secretary of State of the respective jurisdiction of incorporation and the Mergers shall have become effective in accordance with the laws of the respective jurisdiction of incorporation.

    8.14 APPROVAL OF PROCEEDINGS. All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company and its counsel, Chrisman, Bynum & Johnson, P.C.; and the Company shall have received copies of all documents or other evidence which it and Chrisman, Bynum & Johnson, P.C. may request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance satisfactory to the Company and Chrisman, Bynum & Johnson, P.C.

    8.15. ACCOUNTANT'S LETTER. The Company shall have received the accountant's letter referred to in Section 6.14(b).

    8.16.  EMPLOYEES.

    (a) Individuals responsible for at least 75% of all sales of products of the Contributed Subsidiaries in the 90 days prior to the date of this Agreement shall be available to work in connection with the Agreement Regarding Employees in substantially the same role as before the execution of this Agreement, and not more than 25% of such individuals shall have stated in writing to ZGNA that they intend to stop working for the Surviving Corporation in such role.

    (b) Employees responsible for at least 75% of all purchases of biomass material of the Contributed Subsidiaries in the 90 days prior to the date of this Agreement shall be available to work for the Contributed Subsidiaries in substantially the same role as before the execution of this Agreement, and not more than 25% of such individuals shall have stated in writing to ZGNA that they intend to stop working for a Contributed Subsidiary in such role (including after the Closing) if the Contributed Subsidiary offers them a salary and compensation arrangement comparable to that currently in place as of the date hereof and Benefit Arrangements as contemplated by this Agreement.

    8.17. EXCLUSIVE DISTRIBUTORSHIP AGREEMENT. The agreement listed under the heading "Exclusive Distributorship Agreement" in SECTION 5.12 OF ZGNA DISCLOSURE SCHEDULE shall have been terminated without further liability to ZBI or the Contributed Subsidiaries, including, without limitation, any restrictions on their ability to engage in business contained therein.

    SECTION 9.  TERMINATION AND INDEMNIFICATION

    9.1.  TERMINATION.

    This Agreement may be terminated at any time prior to the Closing:

    (a) by mutual consent of ZGNA and the Company;

    (b) by ZGNA or the Company if the Closing shall not have occurred on or before May 31, 1999, except that ZGNA and the Company shall have the right, in their mutual discretion, to extend the time period in this Section 9.1(b) an additional 45 days; provided that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party whose failure to perform any of its obligations under this Agreement results in the failure of the Closing to be consummated by such date;

    (c) by ZGNA if the Board shall have withdrawn, modified or amended (or resolved to withdraw, modify or amend) in any respect its recommendation that this Agreement be approved by the Company's stockholders; or

    (d) by ZGNA or the Company, if any governmental entity shall have threatened to, or issued, an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any of the material transactions contemplated hereby.

    9.2. PROCEDURE AND EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to Section 9.1 hereof, by one party, written notice thereof shall forthwith be given to the other party, and, except as set forth below, this Agreement shall terminate and be void and have no effect except for the provisions of Section 9.4 which shall survive such termination and the transactions contemplated hereby shall be abandoned except for the provisions of
Section 9.4 which shall survive such termination. If this Agreement is terminated as provided herein:

    (a) ZGNA and the Company will destroy or redeliver, and will cause its respective agents (including, without limitation, attorneys and accountants) to destroy or redeliver all documents, electronic files or other media containing confidential information with respect to the Company or the Contributed Subsidiaries, as the case may be, delivered in connection with this Agreement, unless ZGNA or the Company believes in its reasonable judgment that such destruction could give rise to any liability under applicable law or prevent it from reasonably asserting a known claim hereunder;

    (b) all information received by ZGNA or the Company with respect to the business, operations, assets or financial condition of the Company or the Contributed Subsidiaries, as the case may be, shall remain subject to the confidentiality provision of Section 6.8; and

    (c) except as otherwise expressly set forth herein, no party to this Agreement shall have any liability hereunder to any other party, except (i) for any intentional breach or misrepresentation by such party of the terms and provisions of this Agreement and (ii) as stated in paragraphs (a) and (b) of this Section 9.2.

    9.3. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties contained in Sections 4.6(c), 4.15, 5.6(c), 5.15 and third party claims arising out of misrepresentation of any of the representations or warranties herein shall survive the Closing and remain in full force and effect for a period of 24 months following the Closing Date. All representations and warranties contained in Section 4.31 shall terminate as of the Closing. All other representations and warranties herein or in any other Transaction Documents shall survive the Closing and remain in full force and effect for a period of 18 months following the Closing Date. All covenants and agreements contained herein shall survive the Closing and remain in full force and effect until sixty (60) days after the expiration of the applicable statute of limitations (including any extensions thereof).

    9.4.  INDEMNIFICATION.

    (a) From and after the Closing, the Company shall indemnify and hold harmless ZGNA, ZBI and their respective officers, directors and Affiliates (collectively, the "ZGNA INDEMNIFIED PARTIES") from and against any liabilities, costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages and amounts paid in settlement (collectively, "DAMAGES") arising from or in connection with (i) any inaccuracy in any representation or the breach of any warranty of the Company under a Transaction Document or (ii) the failure of the Company to duly perform or observe any term, provision, covenant or agreement to be performed or observed by the Company pursuant to a Transaction Document.

    (b) From and after the Closing, ZGNA and ZBI shall indemnify and hold harmless the Company and its officers, directors and Affiliates (collectively, the "COMPANY INDEMNIFIED PARTIES") from and against any Damages to the extent they are the result of (i) any inaccuracy in any representation or the breach of any warranty of ZGNA, ZBI or a Contributed Subsidiary under a Transaction Document or (ii) the failure of ZGNA, ZBI or a Contributed Subsidiary to duly perform or observe any term, provision, covenant or agreement to be performed or observed by ZGNA, ZBI or a Contributed Subsidiary pursuant to a Transaction Document.

    (c) Notwithstanding anything herein to the contrary, no indemnification shall be available to ZGNA Indemnified Parties under Section 9.4(a)(i) hereof or to the Company Indemnified Parties under Section 9.4(b)(i) hereof unless and until the aggregate amount of Damages that would otherwise be subject to indemnification, exceeds $750,000 (in each case, the "BASKET AMOUNT"), in which case the party entitled to such indemnification shall be entitled to receive only the amounts in excess of the Basket Amount. For purposes of clause (i) of
Section 9.4(a) and 9.4(b), in determining whether there has been a breach of any representation or warranty contained herein or in the other Transaction Documents or the amount of any Damages resulting from such breach, such representations and warranties shall be read without regard to any "Company Material Adverse Effect", "Subsidiary Material Adverse Effect" or "material" qualifier contained therein except to the extent that the term "material" is used to define "Company Key Agreements and Instruments" and "Subsidiary Key Agreements and Instruments."

    (d) Notwithstanding anything herein to the contrary, the maximum aggregate liability of (i) the Company to ZGNA Indemnified Parties and (ii) ZGNA and ZBI to the Company Indemnified Parties under this Section 9.4 hereof shall not exceed $15 million.

    (e) Notwithstanding anything herein to the contrary, none of ZGNA Indemnified Parties shall be entitled to indemnification by the Company for any Damages arising from any matter of which ZGNA had knowledge at or prior to Closing by reason of the Company having delivered written notice thereto, either in a supplemented disclosure schedule or an officer's certificate, at or prior to Closing, if (i) the conditions to ZGNA's obligation set forth in Section 7 fail to be satisfied at Closing by reason of the matters disclosed in such supplemented disclosure schedule or officer's certificate and ZGNA waives its right not to Close unless (ii) the Company made a knowing misrepresentation with respect to such matter on the date of this Agreement; PROVIDED that clause (i) above shall not apply in respect of any matter as to which the Company has the explicit right set forth in Section 4 to notify ZGNA thereof at or prior to Closing and modify the corresponding disclosures.

    (f) Notwithstanding anything herein to the contrary, none of the Company Indemnified Parties shall be entitled to indemnification by ZGNA for any Damages arising from any matter of which the Company had knowledge at or prior to Closing by reason of ZGNA having delivered written notice thereto, either in a supplemented disclosure schedule or an officer's certificate, at or prior to Closing, if (i) the conditions to the Company's obligation set forth in Section 8 fail to be satisfied at Closing by reason of the matters disclosed in such supplemented disclosure schedule or officer's certificate and the Company waives its right not to Close unless (ii) ZGNA made a knowing misrepresentation with respect to such matter on the date of this Agreement; PROVIDED that clause (i) above shall not apply in respect of any matter as to which ZGNA has the explicit right set forth in Section 5 to notify the Company thereof at or prior to Closing and modify the corresponding disclosures.

    (g) Any calculation of Damages for purposes of this Section 9.4 shall be (i) net of any insurance recovery made by the Indemnified Party (whether paid directly to such Indemnified Party or assigned by the Indemnifying Party to such Indemnified Party) and (ii) reduced to take account of any net Tax benefit realized by the Indemnified Party arising from the deductibility of any such Damages or Tax. Any indemnification payment hereunder shall initially be made without regard to this paragraph and shall be reduced to reflect any such net Tax benefit only after the Indemnified Party has actually realized such benefit. For purposes of this Agreement, an Indemnified Party shall be deemed to have "actually realized" a net Tax benefit to the extent that, and at such time as, the amount of Taxes payable by such Indemnified Party is reduced below the amount of Taxes that such Indemnified Party would have been required to pay but for deductibility of such Damages. The amount of any reduction hereunder shall be adjusted to reflect any final determination (which shall include the execution of Form 870-AD or successor form) with respect to the Indemnified Party's liability for Taxes and, if necessary, the Company or ZGNA and ZBI, as the case may be, shall make payments to the other to reflect such adjustment. Any indemnity payment under this Agreement shall be treated as an adjustment to the consideration for Tax purposes, unless a final determination (which shall include the execution of a Form 870-AD or successor form) with respect to the Indemnified Party or any of its Affiliates causes any such payment not to be treated as an adjustment to the consideration for U.S. Federal income Tax purposes.

    (h) No action, claim or setoff for Damages subject to indemnification under this Section 9.4 shall be brought or made:

        (i) with respect to claims for Damages resulting from a breach of any covenant contained in this Agreement after the date on which such covenant shall terminate pursuant to Section 9.3 hereof; and

        (ii) with respect to claims for Damages resulting from a breach of any representation or warranty, after the date on which such representation or warranty shall terminate pursuant to Section 9.3 hereof;

PROVIDED, HOWEVER, that any claim made with reasonable specificity by the party seeking indemnification (the "INDEMNIFIED PARTY") to the party from which indemnification is sought (the "INDEMNIFYING PARTY") within the time periods set forth above shall survive (and be subject to indemnification) until it is finally and fully resolved.

    (i) Upon receipt by the Indemnified Party of notice of any action, suit, proceedings, claim, demand or assessment against such Indemnified Party which might give rise to a claim for Damages, the Indemnified Party shall give written notice thereof to the Indemnifying Party indicating the nature of such claim and the basis therefor; PROVIDED, HOWEVER, that failure to give such notice shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. A claim to indemnity hereunder may, at the option of the Indemnified Party, be asserted as soon as Damages have been threatened by a third party orally or in writing, regardless of whether actual harm has been suffered or out-of-pocket expenses incurred, PROVIDED the Indemnified Party shall reasonably determine that it may be liable or otherwise incur such Damages. The Indemnifying Party shall have the right, at its option, to assume the defense of, at its own expense and by its own counsel, any such matter involving the asserted liability of the Indemnified Party as to which the Indemnifying Party shall have acknowledged its obligation to indemnify the Indemnified Party. If any Indemnifying Party shall undertake to compromise or defend any such asserted liability, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of, or defense against, any such asserted liability; PROVIDED, HOWEVER, that the Indemnifying Party shall not settle any such asserted liability without the written consent of the Indemnified Party (which consent will not be unreasonably withheld); PROVIDED, FURTHER, however that the immediately preceding clause shall not apply in the case of relief consisting solely of money damages at least 80% of which shall be borne by the Indemnifying Party after taking into account any limitation thereon. Notwithstanding an election to assume the defense of such action or proceeding, such Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such action or proceeding, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel (and shall pay such fees, costs and expenses at least quarterly), if (A) the use of counsel chosen by the Indemnifying Party to represent such Indemnified Party would present such counsel with a conflict of interest; (B) the defendants in, or targets of, any such action or proceeding include both an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Parties which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action or proceeding on behalf of the Indemnified Party); (C) the Indemnifying Party shall not have employed counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party within a reasonable time after notice of the institution of such action or proceeding; or (D) the Indemnifying Party shall authorize such Indemnified Party to employ separate counsel at the Indemnifying Party's expense. In any event, the Indemnified Party and its counsel shall cooperate with the Indemnifying Party and its counsel and shall not assert any position in any proceeding inconsistent with that asserted by the Indemnifying Party. All costs and expenses incurred in connection with an Indemnified Party's cooperation shall be borne by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of such asserted liability.

    (j) The sole and exclusive remedy for any breach of any representation, warranty, covenant or agreement shall be pursuant to this Section 9.4, except in the case of fraud. Absent fraud, under no circumstances shall either party be liable to other for consequential or punitive damages.

    (k) Each party hereby acknowledges and agrees that the other party is not making any representation or warranty whatsoever, express or implied, including, without limitation, in respect of their respective assets, liabilities and businesses, except those representations and warranties explicitly set forth in the Transaction Document or in any certificate contemplated hereby and delivered in connection herewith.

    9.5.  BREAK-UP FEE.

    (a) In the event that (i) upon a vote at a duly held meeting of the stockholders of the Company or any adjournment thereof, any stockholder approval contemplated by this Agreement shall not have been approved or (ii) the Board shall have withdrawn, modified or amended (or resolved to withdraw, modify or amend) in any respect its recommendation to its stockholders that this Agreement be approved by the Company's stockholders, the Company shall pay ZGNA all of ZGNA's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated hereby, including fees and expenses of its counsel and financial advisors; provided, that the Company shall not be liable for out-of-pocket expenses in excess of $500,000.

    (b) If within twelve (12) months of the termination date of this Agreement for either of the reasons set forth in 9.5(a) the Company shall sell such number of shares of Common Stock equal to or greater than 49% of the issued and outstanding shares of the Common Stock (calculated by using the number of issued and outstanding shares of Common Stock as of the date hereof) by way of sale of securities, merger, reorganization, or shall sell all or substantially all of its assets, the Company shall pay $1,500,000 (the "TERMINATION FEE") to ZGNA in immediately available funds no later than two (2) Business Days after entry into such agreement. The Company agrees that it will not structure any transaction or agreement for the purpose of avoiding payment of Termination Fee. The Company acknowledges that the agreements contained in this Section 9.5 are an integral part of the transactions contemplated in this Agreement, and that, without these agreements, ZGNA would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 9.5, and, in order to obtain such payment, ZGNA commences a suit which results in a judgment against the Company for the Termination Fee, the Company shall pay to ZGNA its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime rate of Citibank, N.A. on the date such payment was required to be made. Notwithstanding the foregoing, no Termination Fee or payment under Section 9.5(a) shall be payable if the transactions contemplated hereunder are not consummated because
(i) the Company's Board of Directors withdraws its recommendation of this Agreement as a result of a material breach or misrepresentation by ZGNA, (ii) the Company or ZGNA failed to enter into a definitive credit agreement with their respective lenders, (iii) the Company terminates this Agreement because of a material breach (including a material breach of Section 6.9 herein) or a material misrepresentation by ZGNA, (iv) approval under the HSR is not obtained (assuming the Company and ZGNA have made appropriate HSR filings) or (v) the Company terminates this Agreement as a result of failure to satisfy Sections 8.3 (Injunction), 8.6 (Adverse Development), 8.10 (Transaction Documents), 8.11 (ZGNA's Certificates), 8.12 (Counsel's Opinion), 8.13 (Completion of Mergers) or
8.16 (Sales Force).

    (c) Notwithstanding, in the event ZGNA shall have exercised the Option and shall thereafter sell the shares of Common Stock received by it upon exercise of the Option, ZGNA shall pay to the Company any fees and expenses (including Termination Fee) received by it pursuant to this Section to the extent the net proceeds received by it in connection with such sale exceed the exercise price for the Option.

    SECTION 10.  MISCELLANEOUS

    10.1. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT THAT ALL ISSUES RELATING TO THE DELAWARE MERGERS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL ISSUES RELATING TO THE NEW YORK MERGER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    10.2. PARAGRAPH AND SECTION HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

    10.3.  NOTICES.

    (a) All communications under this Agreement shall be in writing and shall be delivered by hand, by facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

    (1) if to ZGNA or ZBI, at 2550 El Presidio Street, Long Beach, California 90810-1193 (facsimile: (310) 637-3644), marked for attention of President, or at such other address as ZGNA may have furnished the Company in writing (with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019-6099, Attention: Harvey L. Sperry, Esq. (facsimile: 212-728-8111), or at such other address it may have furnished the Company in writing), or

    (2) if to the Company, at 5555 Airport Boulevard, Boulder, Colorado 80301 (facsimile: (303) 441-5802) marked for attention of Dean Stull, or at such other address as the Company may have furnished ZGNA in writing (with a copy to Laurie Glasscock, Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado 80302 (facsimile: (303) 449-5426) or at such other address as it may have furnished in writing to ZGNA).

    (b) Any notice so addressed shall be deemed to be given: if delivered by hand or by facsimile, on the date of such delivery; if delivered by courier, on the first Business Day following the date of the delivery to the courier; and if mailed by registered or certified mail, on the third Business Day after the date of such mailing.

    10.4. EXPENSES AND TAXES. Subject to Section 9.5, whether or not the Closing shall have occurred, each party shall pay its own fees and expenses incurred in connection with the transactions contemplated hereby.

    10.5. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

    10.6.  ENTIRE AGREEMENT; AMENDMENT AND WAIVER.

    (a) This Agreement and the agreements attached as Exhibits hereto constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and ZGNA. No course of dealing between the Company and ZGNA nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of either party hereto.

    (b) Subject to applicable law, by agreement of the parties, this Agreement, the Transaction Documents and other documents entered into in connection herewith, may be terminated, amended, or the observance of any terms waived, after the Company's stockholder approval.

    10.7. SEVERABILITY. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

    10.8. THIRD PARTIES. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

    10.9.  ARBITRATION.

    (a) The parties shall initially attempt to resolve by direct negotiation any dispute, controversy or claim arising out of or relating to (i) this Agreement or the other Transaction Documents, (ii) its or their breach, interpretation, termination or validity, or (iii) the transactions contemplated hereby or thereby (each, a "DISPUTE").

    (b) If the parties are not able to settle the Dispute by direct negotiations within thirty (30) days after written notice by one party to the other of the Dispute, any party may initiate an arbitration to resolve the Dispute; the parties hereto agree that arbitration pursuant to this Section shall be the sole means of resolving Disputes, and that no party shall commence any proceeding in any court or tribunal with respect to a Dispute. All such Disputes shall be arbitrated in Denver, Colorado pursuant to the Commercial Arbitration Rules of the American Arbitration Association except that the parties expressly do not constitute the American Arbitration Association as administrator of the arbitration as provided in Rule 3 of such Rules and the arbitration shall be administered by the Chair of the Panel. Each of the Company, on the one hand, and ZGNA and ZBI, on the other hand, shall select an arbitrator, and the two arbitrators shall select a third arbitrator. The third arbitrator shall act as Chair of the panel. The arbitrators shall be certified public accountants, attorneys or other persons, in each case, who are experienced in the buying and selling of businesses. If the two arbitrators fail to agree upon the appointment of a third arbitrator within 30 days, the American Arbitration Association shall appoint the third arbitrator.

    (c) Judgment upon any award rendered by the arbitrator(s), which may include specific performance of the obligations of the parties under this Agreement, shall be binding and may be entered in any court having jurisdiction. Nothing in this Section shall preclude any party from seeking temporary or preliminary injunctive equitable relief from a court of competent jurisdiction and Section 10.9(a) and (b) shall not apply in that situation. No such court order shall stay or otherwise impede the arbitration proceeding. The statute of limitations, estoppel, waiver, laches, and similar doctrines, which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding and the commencement of an arbitration proceeding shall be deemed the commencement of an action for those purposes. The Federal Arbitration Act shall apply to the construction, interpretation and enforcement of this arbitration provision.

    (d) Nothing in this Agreement shall preclude the arbitrator(s) from rendering an interim award (which may include equitable relief) which may be enforced by the parties hereto as though a final award.

    (e) The Company, on the one hand, and ZGNA and ZBI, on the other hand, shall jointly and equally bear all arbitration expenses, provided, however, that any legal fees or expenses incurred by any party in connection with such arbitration shall be borne by the party incurring such expenses.

    10.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

HAUSER, INC.

*By:       /s/ DEAN P. STULL
           ---------------------------------
           Name: Dean P. Stull
           Title: CEO

QQB HOLDINGS I, INC.

*By:       /s/ DEAN P. STULL
           ---------------------------------
           Name: Dean P. Stull
           Title: PRESIDENT

QQB HOLDINGS II, INC.

*By:       /s/ DEAN P. STULL
           ---------------------------------
           Name: Dean P. Stull
           Title: PRESIDENT

QQB HOLDINGS III, INC.

*By:       /s/ DEAN P. STULL
           ---------------------------------
           Name: Dean P. Stull
           Title: PRESIDENT

ZUELLIG GROUP N.A., INC.

*By:       /s/ VOLKER WYPYSZYK
           ---------------------------------
           Name: Volker Wypyszyk
           Title: PRESIDENT

ZUELLIG BOTANICAL EXTRACTS, INC.

*By:       /s/ RALPH L. HEIMANN
           ---------------------------------
           Name: Ralph L. Heimann
           Title: SECRETARY AND TREASURER

ZETAPHARM, INC.

*By:       /s/ RALPH L. HEIMANN
           ---------------------------------
           Name: Ralph L. Heimann
           Title: SECRETARY AND TREASURER

WILCOX DRUG COMPANY, INC.

*By:       /s/ RALPH L. HEIMANN
           ---------------------------------
           Name: Ralph L. Heimann
           Title: SECRETARY AND TREASURER

ZUELLIG BOTANICALS, INC.

*By:       /s/ RALPH L. HEIMANN
           ---------------------------------
           Name: Ralph L. Heimann
           Title: SECRETARY AND TREASURER

                                                                      APPENDIX C

                              GOVERNANCE AGREEMENT

    This GOVERNANCE AGREEMENT (this "AGREEMENT"), dated as of            , 1999,
is by and between Hauser, Inc., a Colorado corporation (the "COMPANY"), Zuellig Group N.A., Inc. a Delaware corporation ("ZGNA") and Zuellig Botanicals, Inc., a Delaware corporation ("ZBI").

                               R E C I T A L S :

    WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated as of December 8, 1998, between ZGNA and the Company (the "MERGER AGREEMENT"), ZGNA and ZBI have simultaneously herewith acquired from the Company, and the Company has issued to ZGNA and ZBI, shares of its Common Stock, par value $.001 per share (the "COMMON STOCK"); and

    WHEREAS, the parties wish to set forth certain arrangements regarding ZGNA's and ZBI's ownership in the Company.

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements herein contained, ZGNA, ZBI and the Company hereby agree as follows:

    SECTION 1.  DEFINITIONS.

    The terms defined in this Section 1, whenever used herein, shall have the following meanings for all purposes of this Agreement.

    "AFFILIATE" means any Person or entity, directly or indirectly, controlling, controlled by or under common control with such Person or entity.

    "AGREEMENT" shall have the meaning set forth in the preamble hereto.

    "BOARD" shall mean the board of directors of the Company.

    "COMMON STOCK" shall have the meaning set forth in the recitals hereto.

    "COMPANY" shall have the meaning set forth in the preamble hereto.

    "CONTINUING DIRECTORS" shall mean at any date a member of the Board (i) who was a member of the Board on the day preceding the Closing Date of the Mergers or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, an amended.

    "INDEPENDENT DIRECTOR" shall mean at any date a member of the Board (i) who at any time in the preceding five (5) years has not been an Affiliate of or employed by, or retained as a consultant to, the Company or ZGNA or any Affiliate of the Company or ZGNA (except to the extent such member is deemed to be an Affiliate solely in his or her capacity as a director of the Company) and
(ii) who was nominated or elected by at least a majority of the directors who were Independent Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Independent Directors at the time of such nomination or election.

    "MERGERS" shall mean the mergers pursuant to the Merger Agreement.

    "MERGER AGREEMENT" shall have the meaning set forth in the recitals hereto.

    "PERSON" shall mean an individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, or a government, agency, regulatory authority or political subdivision thereof.

    "SECURITIES ACT" shall mean the Securities Act of 1933, an amended.

    "SUBSTITUTE DIRECTOR" shall have the meaning set forth in Section 2(b).

    "WITHDRAWING DIRECTOR" shall have the meaning set forth in Section 2(b).

    "ZBI" shall have the meaning set forth in the preamble hereto.

    "ZGNA" shall have the meaning set forth in the preamble hereto.

    "ZGNA DIRECTOR" shall have the meaning set forth in Section 2(a).

    SECTION 2.  BOARD OF DIRECTORS.


    (a) ELECTION OF DIRECTORS. As of the date hereof, the Board consists of the following nine directors: Dean P. Stull, William E. Coleman, Robert F. Saydah, Volker Wypyszyk, Peter Zuellig, Harvey L. Sperry, Rodolfo C. Bryce, Herbert Elish, and James R. Mellor, all of whom were elected to serve as directors pursuant to the Merger Agreement and the approval thereof at the Special Meeting of the Company's shareholders held on June 11, 1999. From and after the effective date of the Mergers, ZGNA, ZBI and the Company shall take all action within their respective power, including in the case of ZGNA and ZBI, the voting of all shares of capital stock of the Company owned by them, required to cause the Board to consist of nine (9) members, and at all times throughout the term of this Agreement to include (i) as long as ZGNA and ZBI together own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) at least twenty percent (20%) of the Common Stock, three (3) representatives designated by ZGNA (each, a "ZGNA DIRECTOR"), (ii) three (3) representatives designated by the Continuing Directors and (iii) three (3) Independent Directors. The parties acknowledge that Messrs. Volker Wypyszyk, Peter Zuellig and Harvey L. Sperry are the initial ZGNA Directors, Messrs. Dean P. Stull, William E. Coleman and Robert
F. Saydah are the initial Continuing Directors and Messrs. Rodolfo C. Bryce, Herbert Elish, and Roger W. Norian are the initial Independent Directors.


    (b)  REPLACEMENT DIRECTORS.

        (i) In the event that any ZGNA Director, Continuing Director or Independent Director (a "WITHDRAWING DIRECTOR") designated in the manner set forth in Section 2(a) hereof is unable to serve, or once having commenced to serve, is removed or withdraws from the Board, such Withdrawing Director's replacement (the "SUBSTITUTE DIRECTOR") will be designated by ZGNA, if the Withdrawing Director is a ZGNA Director, by a vote of the remaining Continuing Directors, if the Withdrawing Director is a Continuing Director, or by a vote of the remaining Independent Directors, if the Withdrawing Director is an Independent Director, as the case may be. ZGNA, ZBI and the Company agree to take all action within their respective power, including in the case of ZGNA and ZBI, the voting of capital stock of the Company owned by them to cause the election of such Substitute Director promptly following his or her nomination pursuant to this Section 2(b).

        (ii) In the event there are no Continuing Directors remaining to appoint Substitute Directors pursuant to Section 2(b)(i), then ZGNA, ZBI and the Company shall take all action within their respective power, including in the case of ZGNA and ZBI, the voting of all shares of capital stock of the Company owned by them, required to cause the Board to consist of three (3) ZGNA Directors and six (6) Independent Directors.

       (iii) In the event there are no Independent Directors remaining to appoint Substitute Directors pursuant to Section 2(b)(i) or (ii), then ZGNA, ZBI and the Company shall take all action within their respective power, including in the case of ZGNA and ZBI, the voting of all shares of capital stock of the Company owned by them, to appoint three or six, as the case may be, additional Independent Directors to the Board.

    SECTION 3.  NOTICE OF MEETINGS; QUORUM.

    (a) Notice of any regular or special meeting of the Board shall be mailed to each director addressed to him at his residence or usual place of business at least three days before the day on which the meeting is to be held, or if sent to him at such place by telecopy, telegraph or cable, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. No notice of the annual meeting of the Board of Directors shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present. Members of the Board, or any committee designated by the Board, shall, except as otherwise provided by law or the Articles of Incorporation of the Company, have the power to participate in a meeting of the Board, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

    (b) A majority of the Board at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the members present shall be the act of the Board unless the act of a greater number is specifically required by law or by the Articles of Incorporation or the By-laws of the Company; provided, however, that any proposed change to the Articles of Incorporation or By-laws of the Company, shall require the approval of a majority of the entire Board, and any transaction with the person entitled to appoint ZGNA Directors or an Affiliate of such person shall require the approval of a majority of the Continuing Directors and Independent Directors. The members of the Board shall act only as the Board and the individual members thereof shall not have any powers as such.

    SECTION 4.  MISCELLANEOUS.

    (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed entirely within such State.

    (b) PARAGRAPH AND SECTION HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

    (c)  NOTICES.

        (i) All communications under this Agreement shall be in writing and shall be delivered by hand, by facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

        (1) if to ZGNA or ZBI, at 2550 El Presidio Street, Long Beach, California 90810-1193 (facsimile: (310) 637-3644), marked for attention of President, or at such other address as ZGNA or ZBI may have furnished the Company in writing (with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019-6099, Attention: Harvey L. Sperry, Esq. (facsimile: 212-728-8111), or at such other address it may have furnished the Company in writing), or

        (2) if to the Company, at 5555 Airport Boulevard, Boulder, Colorado 80301 (facsimile: (303) 441-5802), marked for the attention of Dean Stull, or at such other address as the Company may have furnished Investor in writing (with a copy to Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado 80302, Attention: Laurie Glasscock, Esq. (facsimile: 303-449-5426) or at such other address as it may have furnished in writing to ZGNA).

        (ii) Any notice so addressed shall be deemed to be given: if delivered by hand or by facsimile, on the date of such delivery; if delivered by courier, on the first Business Day following the date of the delivery to the courier; and if mailed by registered or certified mail, on the third Business Day after the date of such mailing.

    (d) EXPENSES AND TAXES. Whether or not the Closing shall have occurred, each party shall pay its own fees and expenses incurred in connection with the transactions contemplated hereby.

    (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties; provided, however, that ZGNA may only assign its rights hereunder to a transferee of a majority of the Common Stock acquired by ZGNA and ZBI pursuant to the Mergers and securities issued in respect thereof.

    (f) ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement and the agreements attached as Exhibits hereto constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and ZGNA. No course of dealing between the Company and ZGNA nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of either party hereto.

    (g) SEVERABILITY. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

    (h) TERMINATION. This Agreement shall terminate and shall be of no further force or effect on or after the earlier of (i) the fifth anniversary of the date hereof or (ii) the date on which ZGNA and ZBI together own less than twenty percent (20%) of the outstanding shares of Common Stock.

    (i) LOSS OF ZGNA DIRECTORSHIPS. If a court of competent jurisdiction shall determine that ZGNA or ZBI has breached Section 6.9 of the Merger Agreement (Standstill), ZGNA and ZBI shall automatically lose their right to designate three (3) representatives as set forth in Section 2(a) hereof. In such event, ZGNA and ZBI shall cause ZGNA Directors to immediately resign as directors of the Board and shall take all action within their power to elect three (3) nominees of the Continuing Directors to the Board. If such court's determination shall be reversed on appeal, ZGNA's and ZBI's right to designate three (3) representatives as set forth in Section 2(a) hereof shall be immediately restored and the Company shall cause three (3) Continuing Directors to immediately resign as directors of the Board and shall take all action within its power to elect three (3) nominees of ZGNA and ZBI to the Board.

    (j) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

HAUSER, INC.

By:
           -----------------------------------------
Name:
Title:

ZUELLIG GROUP N.A., INC.

By:
           -----------------------------------------
Name:
Title:

ZUELLIG BOTANICALS, INC.

By:
           -----------------------------------------
Name:
Title:

                                                                      APPENDIX D

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hauser, Inc.:

    We have audited the accompanying consolidated balance sheets of Hauser, Inc. (a Colorado Corporation) and its subsidiaries as of April 30, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hauser, Inc. and its subsidiaries as of April 30, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Denver, Colorado
  June 19, 1998. (except with
  respect to the matters in
  Note 9 as to which the date
  is February 11, 1999)

                          INDEPENDENT AUDITORS' REPORT

To Hauser, Inc.:

    We have audited the accompanying consolidated statements of operations, stockholders' equity and cash flows of Hauser, Inc. (formerly Hauser Chemical Research, Inc.) and its subsidiaries for the year ended April 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of Hauser, Inc. (formerly Hauser Chemical Research, Inc.) and its subsidiaries for the year ended April 30, 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado,
July 15, 1996.

                                  HAUSER, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                 YEARS ENDED APRIL 30,
                                                                      -------------------------------------------
                                                                          1998           1997           1996
                                                                      -------------  -------------  -------------
REVENUES:
  Natural product processing........................................  $  17,530,104  $  16,190,979  $   8,123,760
  Technical services................................................     14,507,424      9,034,787      9,315,672
                                                                      -------------  -------------  -------------
      Total revenues................................................     32,037,528     25,225,766     17,439,432
                                                                      -------------  -------------  -------------
COST OF REVENUES:
  Natural product processing........................................     15,091,082     13,543,487     11,446,880
  Technical services................................................     10,102,016      7,766,976      7,012,290
                                                                      -------------  -------------  -------------
      Total cost of revenues........................................     25,193,098     21,310,463     18,459,170
                                                                      -------------  -------------  -------------
GROSS PROFIT (LOSS).................................................      6,844,430      3,915,303     (1,019,738)
                                                                      -------------  -------------  -------------
OPERATING EXPENSES:
  Research and development..........................................      2,229,843      2,240,992      2,157,708
  Sales and marketing...............................................      2,390,602      1,619,937      1,167,447
  General and administrative........................................      5,369,527      6,095,770      6,237,159
  Product warranty..................................................      1,500,000             --             --
                                                                      -------------  -------------  -------------
      Total operating expenses......................................     11,489,972      9,956,699      9,562,314
                                                                      -------------  -------------  -------------
LOSS FROM OPERATIONS................................................     (4,645,542)    (6,041,396)   (10,582,052)
                                                                      -------------  -------------  -------------
OTHER INCOME (EXPENSE):
  Interest income...................................................        315,280        528,424      1,047,734
  Interest expense..................................................        (44,931)       (18,947)       (40,738)
  Gain (loss) from investments......................................        361,461             --     (1,000,000)
                                                                      -------------  -------------  -------------
      Total other income............................................        631,810        509,477          6,996
                                                                      -------------  -------------  -------------
LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAX.................................................     (4,013,732)    (5,531,919)   (10,575,056)
INCOME TAX BENEFIT..................................................        879,723      1,628,993      4,134,812
                                                                      -------------  -------------  -------------
NET LOSS FROM CONTINUING OPERATIONS.................................     (3,134,009)    (3,902,926)    (6,440,244)
                                                                      -------------  -------------  -------------
DISCONTINUED OPERATION:
  Loss from discontinued operation, net of applicable income tax
    benefit of $0, $321,568, and $832,126 respectively..............             --       (528,464)    (1,296,092)
  Loss on disposal of discontinued operation, net of applicable
    income tax benefit of $0, $1,283,386,and $0, respectively.......             --     (2,100,146)            --
                                                                      -------------  -------------  -------------
LOSS FROM DISCONTINUED OPERATION....................................             --     (2,628,610)    (1,296,092)
                                                                      -------------  -------------  -------------
NET LOSS............................................................  $  (3,134,009) $  (6,531,536) $  (7,736,336)
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------
LOSS PER SHARE BASIC AND DILUTED:
  Continuing operations.............................................  $       (0.30) $       (0.38) $       (0.62)
  Discontinued operations...........................................             --          (0.25)         (0.13)
                                                                      -------------  -------------  -------------
      Loss per share................................................  $       (0.30) $       (0.63) $       (0.75)
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------
WEIGHTED AVERAGE SHARES OUTSTANDING
  BASIC AND DILUTED.................................................     10,439,800     10,389,111     10,344,169
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------

                See notes to consolidated financial statements.

                                  HAUSER, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                                              APRIL 30,
                                                                                    ------------------------------
                                                                                         1998            1997
                                                                                    --------------  --------------
                                                      ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................................................  $    2,081,796  $    8,379,551
  Restricted cash.................................................................         139,346              --
  Held-to-maturity investments....................................................              --         196,751
  Accounts receivable, less allowance for doubtful accounts:
      1998, $430,518; 1997, $359,632..............................................       9,090,005       4,961,132
  Income taxes receivable.........................................................              --       1,445,046
  Inventories, current............................................................      10,111,688       7,073,295
  Prepaid expenses and other......................................................         349,570         406,325
  Net deferred income tax asset...................................................       1,946,339       1,684,961
                                                                                    --------------  --------------
        Total current assets......................................................      23,718,744      24,147,061
                                                                                    --------------  --------------
PROPERTY AND EQUIPMENT:
  Land and buildings..............................................................       7,635,216       7,418,526
  Lab and processing equipment....................................................      31,883,787      29,513,011
  Furniture and fixtures..........................................................       4,671,647       4,459,006
                                                                                    --------------  --------------
        Total property and equipment..............................................      44,190,650      41,390,543
  Accumulated depreciation........................................................     (21,846,032)    (18,204,486)
                                                                                    --------------  --------------
        Net property and equipment................................................      22,344,618      23,186,057
                                                                                    --------------  --------------
OTHER ASSETS:
  Goodwill, less accumulated amortization:
      1998, $936,670; 1997, $651,772..............................................       1,961,462       2,182,791
  Inventories, non-current........................................................      14,787,837      14,710,409
  Deposits........................................................................       4,013,992       1,414,373
  Net deferred income tax asset...................................................       1,010,154         351,862
  Other...........................................................................         456,774         805,325
                                                                                    --------------  --------------
                                                                                    $   68,293,581  $   66,797,878
                                                                                    --------------  --------------
                                                                                    --------------  --------------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:

  Accounts payable................................................................  $    1,764,294  $    1,486,499
  Current portion of long-term debt...............................................       1,911,498         171,916
  Accrued salaries and benefits...................................................       1,201,201         960,698
  Deposits........................................................................         670,155         200,000
  Product warranty................................................................       1,500,000              --
  Other accrued current liabilities...............................................              --         165,447
                                                                                    --------------  --------------
        Total current liabilities.................................................       7,047,148       2,984,560
                                                                                    --------------  --------------
LONG-TERM DEBT....................................................................         692,733         121,764
                                                                                    --------------  --------------
STOCKHOLDERS' EQUITY:
  Common stock, $.001 par value; 50,000,000 shares authorized; shares issued and
    outstanding: 1998, 10,464,458; 1997, 10,419,028...............................          10,464          10,419
  Additional paid-in capital......................................................      58,864,295      58,622,066
  Unrealized gain on available-for-sale investment, net of income taxes...........              --         246,119
  Retained earnings...............................................................       1,678,941       4,812,950
                                                                                    --------------  --------------
        Total stockholders' equity................................................      60,553,700      63,691,554
                                                                                    --------------  --------------
                                                                                    $   68,293,581  $   66,797,878
                                                                                    --------------  --------------
                                                                                    --------------  --------------

                See notes to consolidated financial statements.

                                  HAUSER, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                         YEARS ENDED APRIL 30,
                                                              -------------------------------------------
                                                                  1998           1997           1996
                                                              -------------  -------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss....................................................  $  (3,134,009) $  (6,531,536) $  (7,736,336)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
  Depreciation and amortization.............................      4,022,965      4,171,790      3,592,872
  Provision for bad debt....................................        235,574        105,000        322,673
  Provision for excess inventories..........................         41,829        562,057             --
  Provision for product warranty............................      1,500,000             --             --
  Loss on disposal of discontinued operation................             --      3,383,532             --
  Loss on disposal of assets................................         92,319        344,255        176,004
  Gain on sales of investment...............................       (361,461)            --             --
  Writedown of investment...................................             --             --      1,000,000
  Deferred income tax benefit...............................       (879,723)    (2,412,827)    (2,169,804)
  Change in deposits and other..............................     (2,535,737)    (1,139,985)       125,569
  Change in assets and liabilities, net of effects from the
    purchase of Shuster and Ironwood:
      Accounts receivable...................................     (4,364,447)       910,073       (613,343)
      Income taxes receivable...............................      1,445,046      1,220,418       (366,518)
      Inventories...........................................     (3,304,476)    (5,305,498)    (4,562,562)
      Prepaid expenses and other............................         56,755       (111,692)      (173,511)
      Accounts payable......................................        277,795      1,036,684       (670,272)
      Customer deposits.....................................        470,155         25,628             --
      Other accrued liabilities.............................         75,056       (185,331)       167,517
                                                              -------------  -------------  -------------
Net cash used in operating activities.......................     (6,362,359)    (3,927,432)   (10,907,711)
                                                              -------------  -------------  -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and equipment.......................     (2,058,167)    (2,729,671)    (2,165,810)
  Proceeds from sale of investments.........................        458,479             --             --
  Purchase of Shuster's common stock, net of cash
    acquired................................................        (63,569)            --     (3,317,919)
  Sale of Ironwood net assets...............................             --        250,000             --
  Collection on Note Receivable.............................        108,411             --             --
  Issuance of Notes Receivable..............................        (60,000)            --             --
  Purchase of investments...................................       (194,922)      (293,865)            --
  Maturity of investments...................................        391,673      7,900,000     19,587,413
  Net change in restricted cash.............................       (139,346)            --             --
                                                              -------------  -------------  -------------
Net cash (used in) provided by investing activities.........     (1,557,441)     5,126,464     14,103,684
                                                              -------------  -------------  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in bank lines of credit........................      1,500,000             --             --
  Proceeds from issuance of long-term debt..................             --        274,833             --
  Repayments of long-term debt..............................       (120,229)      (781,518)       (45,791)
  Proceeds from issuance of common stock and warrants.......        242,274        258,452        122,446
  Purchase of treasury stock................................             --             --        (88,750)
                                                              -------------  -------------  -------------
Net cash provided by (used in) financing activities.........      1,622,045       (248,233)       (12,095)
                                                              -------------  -------------  -------------
Net increase (decrease) in cash and cash equivalents........     (6,297,755)       950,799      3,183,878
Cash and cash equivalents, beginning of year................      8,379,551      7,428,752      4,244,874
                                                              -------------  -------------  -------------
Cash and cash equivalents, end of year......................  $   2,081,796  $   8,379,551  $   7,428,752
                                                              -------------  -------------  -------------
                                                              -------------  -------------  -------------
SUPPLEMENTAL DISCLOSURES:
  Cash paid during the year for interest....................  $      44,931  $      18,947  $      37,722
                                                              -------------  -------------  -------------
                                                              -------------  -------------  -------------
Cash received during the year for income taxes refunded.....  $   1,625,855  $   2,052,637  $   2,415,450
                                                              -------------  -------------  -------------
                                                              -------------  -------------  -------------
Non-cash investing and financing activity:
  Capital lease obligations incurred through lease of lab
    and processing equipment................................  $     930,780  $      64,538  $          --
                                                              -------------  -------------  -------------
                                                              -------------  -------------  -------------

                See notes to consolidated financial statements.

                                  HAUSER, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                  UNREALIZED GAIN
                                                                                        ON
                            COMMON STOCK      ADDITIONAL      TREASURY STOCK      AVAILABLE-FOR-                     TOTAL
                         -------------------    PAID-IN    ---------------------       SALE          RETAINED    STOCKHOLDERS'
                           SHARES    AMOUNT     CAPITAL     SHARES     AMOUNT       INVESTMENTS      EARNINGS       EQUITY
                         ----------  -------  -----------  --------  -----------  ---------------   -----------  -------------
BALANCE, APRIL 30,
  1995.................  10,526,079  $10,526  $59,266,173  (181,100) $  (966,062)    $      --      $19,080,822   $77,391,459

  Exercise of stock
    options............      37,200      38       120,407        --           --            --               --       120,445
  Tax benefit from
    employee exercise
    of stock options...          --      --        29,700        --           --            --               --        29,700
  Exercise of
    warrants...........       1,334       1         2,000        --           --            --               --         2,001
  Purchase of treasury
    stock..............          --      --            --   (20,000)     (88,750)           --               --       (88,750)
  Change in unrealized
    gain on
    available-for-sale
    investment.........          --      --            --        --           --       465,100               --       465,100
  Net loss.............          --      --            --        --           --            --       (7,736,336)   (7,736,336)
                         ----------  -------  -----------  --------  -----------  ---------------   -----------  -------------
BALANCE, APRIL 30,
  1996.................  10,564,613  10,565    59,418,280  (201,100)  (1,054,812)      465,100       11,344,486    70,183,619

  Exercise of stock
    options............      55,515      55       210,111        --           --            --               --       210,166
  Tax benefit from
    employee exercise
    of stock options...          --      --        48,286        --           --            --               --        48,286
  Retirement of
    treasury stock.....    (201,100)   (201 )  (1,054,611)  201,100    1,054,812            --               --            --
  Change in unrealized
    gain on
    available-for-sale
    investment.........          --      --            --        --           --      (218,981)              --      (218,981)
  Net loss.............          --      --            --        --           --            --       (6,531,536)   (6,531,536)
                         ----------  -------  -----------  --------  -----------  ---------------   -----------  -------------
BALANCE, APRIL 30,
  1997.................  10,419,028  10,419    58,622,066        --           --       246,119        4,812,950    63,691,554

  Exercise of stock
    options............      45,430      45       223,881        --           --            --               --       223,926
  Tax benefit from
    employee exercise
    of stock options...          --      --        18,348        --           --            --               --        18,348
  Change in unrealized
    gain on
    available-for-sale
    investment.........          --      --            --        --           --      (246,119)              --      (246,119)
  Net loss.............          --      --            --        --           --            --       (3,134,009)   (3,134,009)
                         ----------  -------  -----------  --------  -----------  ---------------   -----------  -------------
BALANCE, April 30,
  1998.................  10,464,458  $10,464  $58,864,295        --  $        --     $      --      $ 1,678,941   $60,553,700
                         ----------  -------  -----------  --------  -----------  ---------------   -----------  -------------
                         ----------  -------  -----------  --------  -----------  ---------------   -----------  -------------

                 See notes to consolidated financial statements

                                  HAUSER, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS ORGANIZATION

    Hauser, Inc. (the "Company"), a Colorado corporation, and its wholly owned subsidiaries, Shuster Laboratories, Inc. and Hauser Northwest, Inc., is a manufacturer of special products from natural sources, using its proprietary technologies in extraction and purification. The Company also provides interdisciplinary laboratory testing services, chemical engineering services, and contract research and development. The Company's existing products are principally marketed to the pharmaceutical, dietary supplements and food ingredients industries.

    RISKS AND UNCERTAINTIES--A significant portion of the Company's resources are concentrated in the production of bulk paclitaxel. Because of a relatively long production cycle for paclitaxel, the Company has purchased and committed to purchase significant raw materials (see note 7), and has committed significant resources to process such raw materials in anticipation of delivering paclitaxel to customers in the future. At April 30, 1998, the Company had paclitaxel related assets of: $14,321,020 of both in-process and finished inventory; $3,847,862 as deposits on future raw materials; and approximately $4,437,748 net book value of related equipment used in the manufacturing process for paclitaxel.

    Under the Waxman-Hatch Act, Bristol-Myers Squibb Company ("Bristol") had an exclusive right to sell Taxol-Registered Trademark- in the United States, which expired on December 27, 1997. Bristol has also obtained certain usage patents which have barred access to the United States market. The validity of these patents is currently in litigation. If Bristol's usage patents are upheld in the courts, entry into the United States market would be significantly delayed, and thus the recovery of the Company's investment in paclitaxel related assets would also be significantly delayed, or could result in revaluation in the amounts recoverable from such assets.

    The Company markets paclitaxel through an exclusive relationship with one company in North America and a non-exclusive relationship with one company in Europe. The Company's North American partner has approval to sell generic paclitaxel in Canada. In Europe, the Company's partner has been approved to sell paclitaxel in the Netherlands as an equivalent product, not a generic product.

    Further, the Company's customers wishing to enter the market for paclitaxel based therapies must obtain proper regulatory approval before they can formulate and sell the paclitaxel in final form. Any delays in obtaining such approval will similarly delay the Company's recovery of its investment in its paclitaxel related assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION--The consolidated financial statements include those of the Company and its wholly-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

    ACQUISITIONS--On July 21, 1995, the Company acquired all of the stock of Herbert V. Shuster, Inc. ("Shuster") for approximately $3,959,515 in cash and $621,953 in notes plus a performance-based earnout for meeting certain milestones over the next five years. The earnout will adjust the cost of the acquisition once any portion of the payment becomes probable. Shuster is a consumer research and development firm and contract laboratory. Subsequent adjustments have increased the purchase price by $209,577.

    The following pro-forma unaudited consolidated results of operations for the year ended April 30, 1996, have been prepared assuming the Shuster acquisition occurred at the beginning of the fiscal year. These pro-forma results have been prepared for comparative purposes only and do not purport to be

                                  HAUSER, INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) indicative of results of operations which actually would have resulted had the acquisition taken effect at the beginning of the year.


                                                                                  YEAR ENDED
                                                                                   APRIL 30,
                                                                                     1996
                                                                                 -------------
Revenues.......................................................................  $  18,429,018
Net loss from continuing operations............................................  $  (6,481,761)
Net loss per share from continuing operations..................................  $       (0.63)


    DISCONTINUED OPERATIONS--On October 11, 1996, the Company sold substantially all of the net assets of Ironwood for $250,000 in cash, notes receivable of $150,000 and certain performance-based earnouts. Revenues of Ironwood were $2,670,389 and $8,225,582 in fiscal years 1997 and 1996, respectively.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements. Actual results could differ from those estimates.

    CONCENTRATION OF CREDIT RISK--Financial instruments which potentially subject the Company to concentrations of credit risk are accounts receivable and investments in debt securities. The Company generally grants credit to its customers without collateral. The Company's creditors are concentrated in the food processing, nutraceutical and pharmaceutical industries. The Company's principal customers (Note 8) accounted for 23% and 5% of the Company's accounts receivable as of April 30, 1998 and 1997, respectively. The Company's investment in debt securities are held entirely in U.S. government treasury securities. The Company has no significant financial instruments with off-balance sheet risk of accounting loss, such as foreign exchange contracts, option contracts or foreign currency hedging arrangements.

    PRODUCT WARRANTY--Product returns are accepted by the Company only under limited circumstances. Except as described below, the Company has had insignificant product returns and has not historically provided a reserve for product returns or remediation.

    During the fourth quarter of fiscal 1998, the Company took a charge to earnings and reserved $1,500,000 in anticipation of product returns, rework costs, legal and professional fees, and process development costs related to the discovery of a common fungicide, quintozene, in its bulk Panax ginseng. Sales of Panax ginseng accounted for less than 5% of total revenues in fiscal 1998.

    ADVERTISING--The Company expenses advertising costs as they are incurred.

    CASH AND CASH EQUIVALENTS--Cash and cash equivalents include investments in highly liquid instruments with original maturities of 90 days or less.

    INVENTORIES--Raw material, work in process, and finished goods inventories, which include costs of materials, direct labor and manufacturing overhead, are priced at the lower of average cost or market. Writedowns for excess and obsolete inventories are charged to expense in the period when conditions giving rise to the writedowns are first recognized.

    Non-current inventories represent raw materials and work in process in various stages of completion in excess of shipments expected to occur in the next fiscal year.

                                  HAUSER, INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Inventories as of April 30 consist of the following:

                                                                     1998           1997
                                                                 -------------  -------------
Raw materials..................................................  $   5,224,750  $   3,373,554
Work in process................................................     11,763,470     13,019,432
Finished goods.................................................      8,515,134      5,952,775
                                                                 -------------  -------------
Total before valuation allowance...............................     25,503,354     22,345,761
  Less: valuation allowance....................................       (603,829)      (562,057)
                                                                 -------------  -------------
Total inventories..............................................     24,899,525     21,783,704
Less non-current inventories...................................     14,787,837     14,710,409
                                                                 -------------  -------------
Current portion of inventories.................................  $  10,111,688  $   7,073,295
                                                                 -------------  -------------
                                                                 -------------  -------------

    INVESTMENTS--The Company accounts for debt securities for which it has the positive intent and ability to hold to maturity at amortized cost. Below is a table of held-to-maturity investments as of April 30, 1997. The Company had no held-to-maturity investments as of April 30, 1998.

                                                                 APRIL 30, 1997
                                               --------------------------------------------------
                                               AMORTIZED   UNREALIZED    UNREALIZED      MARKET
                                                  COST        GAINS        LOSSES        VALUE
                                               ----------  -----------  -------------  ----------
ISSUES
MATURITIES LESS THAN 1 YEAR:
U.S. Treasury Securities.....................  $  196,751   $   2,827     $      --    $  199,578

    The Company accounts for equity securities that have a readily determinable value and debt securities that are available-for-sale at quoted fair values. At April 30, 1997, the Company had an equity investment with a cost of $100,000 and a fair value of $502,966. Unrealized gains are recorded in stockholders' equity net of the income tax effect. This investment was sold during fiscal 1998 for a gain of $361,461.

    The Company also invests short-term excess cash in a bond mutual fund which is considered to be a cash equivalent. At April 30, 1998 and 1997, the fund had a quoted market value of $1,120,513 and $4,005,191, respectively.

    Other investments consist of 20% or less investments in non-publicly traded companies and are accounted for at the lower of cost or market. During fiscal 1996, the Company wrote down its investment in a development stage company resulting in a loss of $1,000,000. The investment was liquidated in the first quarter of fiscal 1997.

    PROPERTY AND EQUIPMENT--Significant additions and improvements are capitalized at cost, while maintenance and repairs which do not improve or extend the life of the respective assets are charged to expense as incurred.

    Depreciation is recognized on a straight-line basis over the following estimated useful lives:

                                                                      2 - 15
Equipment, furniture and fixtures..............................        years
Buildings......................................................     39 years
                                                                      5 - 10
Leasehold improvements.........................................        years

                                  HAUSER, INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Depreciation was $3,738,158, $3,888,336, and $3,356,396 for fiscal years 1998, 1997 and 1996, respectively.

    IMPAIRMENT OF LONG-LIVED ASSETS--The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from future undiscounted cash flows. Impairment losses are recorded for the difference between the carrying value and fair value of the long-lived asset.

    GOODWILL--Goodwill resulting from acquisitions is stated at cost, net of accumulated amortization, and is being amortized using the straight-line method over an estimated useful life of 10 years.

    REVENUE RECOGNITION--Natural product processing revenues are recognized when title and risk of ownership passes to the customer which generally is upon shipment of processed product. Technical services revenues are recognized upon completion of specified contract requirements. Unbilled receivables result from costs incurred on uncompleted contracts and are included in accounts receivable in the accompanying balance sheet. Unbilled accounts receivable at April 30, 1998 and 1997, were $434,629 and $232,666, respectively. Unanticipated losses from contracts are provided for in the period the loss is identified. No losses have been accrued as of April 30, 1998 and 1997.

    Royalty revenues are recognized upon completion of the Company's performance obligations with respect to these revenues and coincident with the billing requirements defined in the supply contract (generally upon sale of the product to an end-user).

    RESEARCH AND DEVELOPMENT--Research and development costs are charged to expense as incurred.

    STOCK BASED COMPENSATION--The Company accounts for its stock based compensation plans for employees under the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25").

    EARNINGS (LOSS) PER SHARE--During fiscal 1998, the Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"), which was required to be adopted on December 15, 1997. This statement establishes standards for computing and presenting basic and diluted earnings per share. Under this statement, basic earnings or loss per share is computed by dividing the net earnings or loss by the weighted average number of shares of common stock outstanding. Diluted earnings or loss per share is determined by dividing the net earnings or loss by the sum of (1) the weighted average number of common shares outstanding and (2) if not anti-dilutive, the effect of outstanding warrants and stock options determined utilizing the treasury stock method. The adoption of SFAS 128 had no effect on previously reported earnings
(loss) per share.

    In fiscal 1998, 1997 and 1996, stock options and warrants totaling 709,256, 548,362, and 443,687 respectively were excluded from the calculation of diluted earnings (loss) per share since the result would have been anti-dilutive.

    FAIR VALUE OF FINANCIAL INSTRUMENTS--Due to the short-term nature of the Company's debt, accounts receivable and other financial instruments, the fair value of such financial instruments approximates their carrying amount.

    RECLASSIFICATIONS--Certain prior year amounts have been reclassified to conform to the current year presentation.

                                  HAUSER, INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    RECENTLY ISSUED ACCOUNTING STANDARDS--In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. SFAS 130 is effective for fiscal years beginning after December 15, 1997. Comprehensive (loss) would have been approximately ($3,380,000), ($6,750,000) and ($7,270,000) for the years ended April 30, 1998,
1997, and 1996, respectively.

    In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," ("SFAS 131"). SFAS 131 requires that public companies report information about their operating segments based on the financial information used by the chief operating decision maker in their annual financial statements and requires those companies to report selected information in their interim statements. SFAS 131 is effective for fiscal years beginning after December 15, 1997. Management has not determined what segments, if any, will be reported in connection with the adoption of SFAS 131.

    In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. It requires that an entity recognizes all derivatives as either assets or liabilities in the statement of financial position and measures those instruments at fair value. SFAS 133 is effective for fiscal quarters and fiscal years beginning after June 15, 1999. Management believes that the adoption of SFAS 133 will not have a significant impact on the Company's financial condition and results of operations.

3. LONG-TERM DEBT

    Future minimum payments for the years ending April 30 are as follows:

                                                                 CAPITAL LEASE      LINE OF
                                                 NOTES PAYABLE    OBLIGATIONS       CREDIT
                                                (5.5% TO 15.4%)  (11.2% TO 15%)   (VARIABLE)
                                                ---------------  --------------  -------------
1999..........................................    $    36,105     $    473,327    $ 1,500,000
2000..........................................          1,000          443,246             --
2001..........................................             --          299,293             --
2002..........................................             --           13,296             --
2003..........................................             --           12,188             --
                                                ---------------  --------------  -------------
Total.........................................         37,105        1,241,350      1,500,000
                                                ---------------  --------------  -------------
Less: interest................................             --         (174,224)            --
                                                ---------------  --------------  -------------
April 30, 1998................................    $    37,105     $  1,067,126    $ 1,500,000
                                                ---------------  --------------  -------------
                                                ---------------  --------------  -------------
April 30, 1997................................    $   157,335     $    136,345    $        --
                                                ---------------  --------------  -------------
                                                ---------------  --------------  -------------

    At April 30, 1998 and 1997, property and equipment includes items under capital leases with book values of $1,032,293 and $138,396, respectively, and accumulated depreciation of $247,570 and $85,208, respectively.

                                  HAUSER, INC.

3. LONG-TERM DEBT (CONTINUED)
    LINES OF CREDIT--The Company has an $8,850,000 bank line of credit which allows the Company to obtain advances or letters of credit against a borrowing base of eligible accounts receivable, inventory and fixed assets. As of April 30, 1998, $1,500,000 had been borrowed against the line. The line of credit has an annual fee of 0.50% of the unused portion of the line and interest is payable monthly at the bank's prime rate plus 0.75% (9.25% at April 30, 1998). The line of credit expires June 30, 2000 and is secured by all assets of the Company, with the exception of intangibles.

    Under the terms of the lending agreement, the Company cannot pay any dividends without the consent of the bank and is required to maintain certain financial ratios and minimum working capital and equity amounts. As of April 30, 1998, the Company was not in compliance with a financial covenant for the line of credit which required the Company to report profitability in the fourth quarter of fiscal 1998. The Company has obtained a waiver from the bank for this covenant as of April 30, 1998.

    Restricted cash is equal to interest due over one year based on the amount borrowed and is required to be maintained on deposit at a financial institution as security for the Company's line of credit. Cash on deposit at April 30, 1998 was $139,346.

    In addition, the Company has a lease line of credit for $564,000, of which $346,083 was available for use at April 30, 1998. The interest rate on the lease line is the bank's cost of funds plus 2.5% (8.54% at April 30, 1998) and the line expires on April 8, 2000.

4. STOCKHOLDERS' EQUITY

    NON-QUALIFIED STOCK OPTIONS--The Company's 1987 Stock Option Plan (the "1987 Plan") authorizes the granting of non-qualified stock options for up to 1,218,720 shares of the Company's common stock by directors, employees, and consultants. As of April 30, 1998, there were 813,237 shares of common stock committed under this plan. Exercise terms, ranging from one to ten years for options granted under the 1987 Plan, are determined by the Board of Directors at the time of grant. A summary of the status of the Company's 1987 Non-Qualified Stock Option Plan follows.

                                                                                    FY 1998    FY 1997    FY 1996
                                                                                   ---------  ---------  ---------
Balance outstanding at beginning of fiscal year:.................................    164,671    196,310    159,141
Granted..........................................................................    154,849     20,023     83,655
Exercised........................................................................    (16,594)   (44,012)   (32,566)
Canceled.........................................................................    (26,856)    (7,650)   (13,920)
                                                                                   ---------  ---------  ---------
Outstanding at April 30..........................................................    276,070    164,671    196,310
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Exercisable at April 30..........................................................    242,752    163,171    189,849
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Weighted average exercise prices:................................................
  At beginning of period.........................................................  $    5.45  $    4.92  $    4.57
  At end of period...............................................................  $    5.78  $    5.45  $    4.92
  Exercisable at end of period...................................................  $    5.76  $    5.45  $    4.91
  Options granted................................................................  $    5.99  $    6.44  $    4.61
  Options exercised..............................................................  $    4.60  $    3.70  $    2.83
  Options canceled...............................................................  $    5.75  $    4.39  $    4.41
Weighted average, fair value of options granted during period....................  $    3.91  $    3.36  $    2.85

                                  HAUSER, INC.

4. STOCKHOLDERS' EQUITY (CONTINUED)

                                                                              APRIL 30, 1998
                                                  -----------------------------------------------------------------------
                                                     OPTIONS OUTSTANDING                          OPTIONS EXERCISABLE
                                                  --------------------------                   --------------------------
                                                                WEIGHTED         REMAINING                   WEIGHTED
RANGE OF EXERCISE                                                AVERAGE        CONTRACTUAL                   AVERAGE
PRICES                                             SHARES    EXERCISE PRICE    LIFE (YEARS)     SHARES    EXERCISE PRICE
------------------------------------------------  ---------  ---------------  ---------------  ---------  ---------------
$3.71 - $4.80...................................     29,603     $    4.38             2.18        29,603     $    4.38
$4.81 - $5.60...................................     33,029     $    5.25             2.66        33,029     $    5.25
$5.61 - $6.00...................................    188,238     $    5.95             6.86       154,920     $    5.95
$6.13 - $8.28...................................     25,200     $    6.89             5.75        25,200     $    6.89
                                                  ---------                                    ---------
                                                    276,070                                      242,752
                                                  ---------                                    ---------
                                                  ---------                                    ---------

    INCENTIVE STOCK OPTIONS--The Company's 1992 Stock Option Plan ("1992 Plan") authorizes the granting of 700,000 shares of common stock to employees at fair market value on the date of grant. As of April 30, 1998, there were 439,162 shares committed under this plan. Exercise terms, ranging from one month to ten years for options granted under the 1992 Plan, are determined by the Board of Directors at the time of grant. A summary of the status of the Company's 1992 Plan follows:

                                                                                   FY 1998    FY 1997    FY 1996
                                                                                  ---------  ---------  ----------
Balance outstanding at beginning of fiscal year:................................    335,214    247,377     233,780
Granted.........................................................................    130,300    146,500     145,600
Exercised.......................................................................    (28,836)   (11,503)     (4,634)
Canceled........................................................................    (52,169)   (47,160)   (127,369)
                                                                                  ---------  ---------  ----------
Outstanding at April 30.........................................................    384,509    335,214     247,377
                                                                                  ---------  ---------  ----------
                                                                                  ---------  ---------  ----------
Exercisable at April 30.........................................................    208,309    225,414     181,360
                                                                                  ---------  ---------  ----------
                                                                                  ---------  ---------  ----------
Weighted average exercise prices:...............................................
  At beginning of period........................................................  $    6.04  $    5.87  $     5.99
  At end of period..............................................................  $    5.93  $    6.04  $     5.87
  Exercisable at end of period..................................................  $    6.02  $    6.04  $     5.99
  Options granted...............................................................  $    5.91  $    6.27  $     5.28
  Options exercised.............................................................  $    5.94  $    5.98  $     5.85
  Options canceled..............................................................  $    6.53  $    5.86  $     5.43
Weighted average, fair value of options granted during period...................  $    3.86  $    2.83  $     2.71

                                                                              APRIL 30, 1998
                                                  -----------------------------------------------------------------------
                                                     OPTIONS OUTSTANDING                          OPTIONS EXERCISABLE
                                                  --------------------------                   --------------------------
                                                                WEIGHTED         REMAINING                   WEIGHTED
RANGE OF EXERCISE                                                AVERAGE        CONTRACTUAL                   AVERAGE
PRICES                                             SHARES    EXERCISE PRICE    LIFE (YEARS)     SHARES    EXERCISE PRICE
------------------------------------------------  ---------  ---------------  ---------------  ---------  ---------------
$4.38 - $5.22...................................     11,400     $    5.17             5.62         3,400     $    5.07
$5.34 - $5.44...................................      4,400     $    5.36             4.91         1,700     $    5.39
$5.63 - $6.00...................................    331,109     $    5.88             5.18       177,609     $    5.96
$6.06 - $7.56...................................     37,600     $    6.67             7.84        25,600     $    6.62
                                                  ---------                                    ---------
                                                    384,509                                      208,309
                                                  ---------                                    ---------
                                                  ---------                                    ---------

                                  HAUSER, INC.

4. STOCKHOLDERS' EQUITY (CONTINUED)
    WARRANTS--The Company has issued to consultants and stockholders warrants for the purchase of common stock. Exercise terms were determined by the Board of Directors at the time of grant. During fiscal 1996 and 1998, no warrants were issued. During fiscal 1997, 48,477 warrants were issued at a weighted average exercise price of $6.03 and a grant date fair value of $147,306. During fiscal 1996, 1,334 warrants were exercised at $1.50. At April 30, 1998, 48,477 warrants remained outstanding at exercise prices ranging from $5.67 to $6.22 per warrant.

    VALUATION--The weighted average fair value of each option grant or warrant has been estimated as of the date of grant using the Black-Scholes option-pricing model using the following assumptions.

                                                                    FY 1998      FY 1997      FY 1996
                                                                  -----------  -----------  -----------
Dividend rate...................................................        0.00%        0.00%        0.00%
Expected volatility.............................................       40.00%       50.00%       55.00%
Risk-free interest rate.........................................        5.79%        6.37%        5.98%
Expected life (in years)........................................         5.6          5.0          5.0

    Using these assumptions, the fair value of the stock options granted in fiscal years 1998, 1997, and 1996 was estimated to be approximately $1,107,242, $480,271, and $632,440, respectively. Had compensation cost been recorded based on the fair value of the option or warrant grants, the Company's pro-forma net loss and net loss per share would have been as follows for the years ended April 30:

                                                      FY 1998        FY 1997        FY 1996
                                                   -------------  -------------  -------------
Net loss from continuing operations:
  As reported....................................  $  (3,134,009) $  (3,902,926) $  (6,440,244)
  Pro-forma......................................  $  (3,455,707) $  (4,109,299) $  (6,620,823)

Net loss from continuing operations per share
  basic and diluted
  As reported....................................  $       (0.30) $       (0.38) $       (0.62)
  Pro-forma......................................  $       (0.33) $       (0.40) $       (0.64)

                                  HAUSER, INC.

5. INCOME TAXES

    Income tax benefit from continuing operations for the years ended April 30, 1996, 1997 and 1998 is comprised of the following components:

                                                        FEDERAL        STATE         TOTAL
                                                     -------------  -----------  -------------
1996
  Current..........................................  $  (1,965,008) $        --  $  (1,965,008)
  Deferred.........................................     (1,905,993)    (343,711)    (2,249,704)
  Valuation Allowance..............................         71,489        8,411         79,900
                                                     -------------  -----------  -------------
    Total..........................................  $  (3,799,512) $  (335,300) $  (4,134,812)
                                                     -------------  -----------  -------------
                                                     -------------  -----------  -------------

1997
  Current..........................................  $      60,780  $        --  $      60,780
  Deferred.........................................     (1,614,745)    (200,128)    (1,814,873)
  Valuation Allowance..............................        111,932       13,168        125,100
                                                     -------------  -----------  -------------
    Total..........................................  $  (1,442,033) $  (186,960) $  (1,628,993)
                                                     -------------  -----------  -------------
                                                     -------------  -----------  -------------

1998
  Current..........................................  $          --  $        --  $          --
  Deferred.........................................     (1,199,285)     (98,719)    (1,298,004)
  Valuation Allowance..............................        374,251       44,030        418,281
                                                     -------------  -----------  -------------
    Total..........................................  $    (825,034) $   (54,689) $    (879,723)
                                                     -------------  -----------  -------------
                                                     -------------  -----------  -------------

    As of April 30, 1998 and 1997, temporary differences which result in deferred tax assets and liabilities are as follows:

                                                                     1998            1997
                                                                --------------  --------------
Current:
  Inventories capitalized for income tax purposes.............  $    1,008,199  $    1,296,734
  Bad debt reserves...........................................         201,597         136,660
  Inventory reserves..........................................         229,477         213,560
  Accrued vacation............................................         119,716         104,872
  Prepaid expenses............................................              --          (9,943)
  Product warranty reserve....................................         570,000              --
  Less: Valuation allowance...................................        (182,650)        (56,922)
                                                                --------------  --------------
Net Current Deferred Tax Asset................................  $    1,946,339  $    1,684,961
                                                                --------------  --------------
                                                                --------------  --------------
Noncurrent
  Federal NOL carryforward....................................  $    1,469,501  $      949,961
  State NOL carryforward......................................         977,479         922,790
  AMT credit carryforward.....................................       1,484,151       1,552,491
  R&D credit carryforward.....................................         510,265         357,120
  Capital loss carryforward...................................         243,616         380,000
  Excess of tax over book depreciation........................      (3,648,241)     (3,903,032)
  Income for tax purposes, not book...........................         304,000         361,000
  Other.......................................................         110,013        (120,390)
  Less: Valuation allowance...................................        (440,630)       (148,078)
                                                                --------------  --------------
Net Noncurrent Deferred tax Asset.............................  $    1,010,154  $      351,862
                                                                --------------  --------------
                                                                --------------  --------------

                                  HAUSER, INC.

5. INCOME TAXES (CONTINUED)

    The Company has approximately $4.3 million of federal and $24.4 million of state net operating loss carry forwards that expire in varying amounts through the year 2013 and approximately $641,000 of capital loss carry forwards expiring in 2001. The Company also has available income tax credits of $510,265, expiring on varying dates through 2013 and alternative minimum tax credits of $1,484,151, which do not expire. Realization is dependent on generating sufficient taxable income or realization of future taxable temporary differences prior to expiration of the carryforwards. Although realization is not assured, management believes it is more likely than not that the recorded net deferred tax assets will be realized.

    During fiscal 1998, the Company increased its valuation allowance by approximately $418,000 due mainly to the one-time product warranty charge. In assessing the amount of its net deferred tax assets considered realizable, management has considered the following factors: (1) taxable income projected within the next twenty-four months; (2) the expiration dates of its net operating loss and tax credit carryovers; (3) tax planning strategies which would allow Hauser to generate significant taxable income from existing assets (including possible sale-leaseback scenarios for its land, property and equipment held fee simple); and (4) alternative strategies for its paclitaxel business. The amount of the deferred tax asset considered realizable could be reduced in the near term if estimates of future taxable income do not materialize.

    The Company recognized a reduction of income taxes payable of $18,348, $48,286, and $29,700 as a result of the exercise of stock options by employees and others during the years ended April 30, 1998, 1997, and 1996, respectively. The benefit was credited directly to additional paid-in capital.

    A reconciliation of the expected income tax benefit from continuing operations at the federal statutory income tax rate to the Company's actual income tax expense at its effective income tax rate is as follows:

                                                                         1998            1997            1996
                                                                    --------------  --------------  --------------
Federal statutory income tax rate.................................           34.0%           34.0%           34.0%
Computed "expected" income tax benefit............................  $   (1,364,669) $   (1,880,852) $   (3,595,519)
Increase (reduction) in taxes resulting from:
  State income taxes, net of federal benefit......................        (160,549)       (186,960)       (226,655)
  General business credit carryforward............................         (75,000)             --        (502,600)
  Non-deductible expenses.........................................         116,735         103,375         100,064
  Change in valuation allowance...................................         418,281         125,100          79,900
  Other...........................................................         185,479         210,344           9,998
                                                                    --------------  --------------  --------------
Actual income tax benefit.........................................  $     (879,723) $   (1,628,993) $   (4,134,812)
                                                                    --------------  --------------  --------------
                                                                    --------------  --------------  --------------
Effective income tax rate.........................................           21.9%           29.4%           39.1%
                                                                    --------------  --------------  --------------
                                                                    --------------  --------------  --------------

6. EMPLOYEE BENEFIT PLAN

    The Company sponsors a 401(k) plan (the "Plan") for all employees who have completed one year of service. Participants may contribute up to 15% of their annual compensation subject to dollar limitations of Section 402(g) of the Internal Revenue Code. At the discretion of the Board of Directors, the Company matches, with a cash contribution, 20% of the first 6% of the participant's contribution and the remaining 80% of the participant's contribution with common stock. The Company has reserved 200,000 shares of common stock for issuance under the Plan. The Company's matching portion vests 20% per year over 5

                                  HAUSER, INC.

6. EMPLOYEE BENEFIT PLAN (CONTINUED)
years. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company did not make a contribution to the Plan for the years ended April 30, 1998, 1997 and 1996.

7. COMMITMENTS AND CONTINGENCIES

    OPERATING LEASES--The Company leases its office and operating facilities and various equipment under non-cancelable agreements. Under the terms of the lease agreement covering the Company's primary production facility, the Company has the option to purchase the building through February 29, 2000. The purchase price of the building is adjusted on an annual basis and ranges between $3,500,000 and $3,700,000. The lease also provides for renewal options.

    Rent expense from continuing operations was $1,204,226, $1,150,977 and $1,068,777, for the years ended April 30, 1998, 1997, and 1996, respectively.

    Future minimum lease payments under operating leases for the years ending April 30 are as follows:

1999............................................................  $1,110,933
2000............................................................  1,073,698
2001............................................................    614,952
2002............................................................     13,237
                                                                  ---------
Total                                                             $2,812,820
                                                                  ---------
                                                                  ---------

    PURCHASE COMMITMENTS--The Company has entered into growing contracts with numerous nurseries for the future purchase of natural raw materials to be used in the Company's manufacturing processes. In some cases, the Company may, at its option, decide at any time to discontinue the payments on these contracts for nutraceuticals and pharmaceutical products. If such decisions are made in the future, the Company would not be able to recover deposits made on the growing contracts, but would reduce the future commitment on these contracts to approximately $5.0 million. As of April 30, 1998, the Company has $3,847,862 in deposits for such contracts. The future commitments for purchases under these contracts at April 30, 1998 are as follows:

1999...........................................................  $4,217,732
2000...........................................................   2,352,841
2001...........................................................   3,187,825
2002...........................................................   3,440,106
2003...........................................................   3,216,738
2004...........................................................     123,148
                                                                 ----------
Total..........................................................  $16,538,390
                                                                 ----------
                                                                 ----------

    LOAN GUARANTEE--During the year ended April 30, 1998, the Company guaranteed a bank loan in the amount of $650,000 for another company and has pledged 100,000 shares of stock as collateral against the loan. The Company provided this guarantee to obtain exclusive sales and marketing rights for a unique dietary supplement and functional food product.

                                  HAUSER, INC.

8. INDUSTRY SEGMENTS

    SEGMENTS:

    Selected financial information from the Company's two business segments are as follows:

                                                                       YEAR ENDED APRIL 30, 1998
                                                      -----------------------------------------------------------
                                                      NATURAL PRODUCT   TECHNICAL    CORPORATE AND
                                                        PROCESSING       SERVICES        OTHER          TOTAL
                                                      ---------------  ------------  -------------  -------------
Income (Loss) from operations.......................   $  (1,073,967)  $  2,405,254   $(5,976,829)  $  (4,645,542)
Capital expenditures................................   $   1,545,582   $    267,232   $   245,353   $   2,058,167
Depreciation and amortization.......................   $   2,634,458   $    953,820   $   434,687   $   4,022,965
Identifiable assets.................................   $  49,429,962   $  7,876,394   $10,987,225   $  68,293,581

                                                                       YEAR ENDED APRIL 30, 1997
                                                      -----------------------------------------------------------
                                                      NATURAL PRODUCT   TECHNICAL    CORPORATE AND
                                                        PROCESSING       SERVICES        OTHER          TOTAL
                                                      ---------------  ------------  -------------  -------------
Loss from operations................................   $  (1,428,081)  $   (325,932)  $(4,287,383)  $  (6,041,396)
Capital expenditures................................   $   2,352,343   $    272,335   $   104,993   $   2,729,671
Depreciation and amortization.......................   $   2,524,794   $    944,894   $   702,102   $   4,171,790
Identifiable assets.................................   $  43,064,754   $  6,011,785   $17,721,339   $  66,797,878

    MAJOR CUSTOMERS:

    The Company's revenue is concentrated among customers primarily in the pharmaceutical industry. The following represents customers comprising more than 10% of the Company's revenues from continuing operations:

                                                            YEAR ENDED APRIL 30,
                                               ----------------------------------------------
                                                   1998          1997             1996
                                               ------------  ------------  ------------------
Revenues:
  Customer A.................................  $  4,783,683  $     52,945     $         --
  Customer B.................................  $    999,651  $  3,575,062     $  3,880,297
  Customer C.................................  $    681,000  $  2,550,000     $         --
Percent of Total Revenues:
  Customer A.................................         14.9%          0.2%               --
  Customer B.................................          3.1%         14.2%            22.3%
  Customer C.................................          2.1%         10.1%               --

    As of April 30, 1998 and 1997, amounts owed the Company from these customers were $2,100,918 and $277,682, respectively.

    FOREIGN SALES

    Export sales were $2,226,875, $4,189,256, and $71,490 in fiscal 1998, 1997, and 1996, respectively.

9. SUBSEQUENT EVENT

    On December 9, 1998, the Company entered into an agreement to merge with three subsidiaries of privately held Zuellig Group N.A. Inc. ("ZGNA"). The agreement calls for the Company to exchange

                                  HAUSER, INC.

9. SUBSEQUENT EVENT (CONTINUED)
approximately 10.1 million shares of common stock for the acquired subsidiaries, subject to adjustment as described in the Escrow Agreement. The acquired subsidiaries are already aligned with the Company's Natural Ingredients and Technical Services business unit, but are unrelated to the Company's Pharmaceutical business unit. As part of the merger agreement, the Company agreed to exit the business of producing bulk paclitaxel. The Company will incur a one-time charge of approximately $25-$30 million in its third fiscal quarter ended January 31,1999. This charge includes non-cash charges of approximately $9.5-$11.0 million to write down paclitaxel and related inventory to its estimated net realizable value of approximately $9.8 million to be disposed in the last half of fiscal 1999, a charge of a approximately $4.5-$5.5 million to write off the Company's deposits on growing contracts for Yew trees, a charge of approximately $5.0-$6.0 million to write off paclitaxel processing equipment and a charge of approximately $1.0-$1.5 million to write off patents, goodwill and other assets. The charge will also include the accrual of approximately $5.0-$6.0 million for the estimated additional costs of exiting the paclitaxel business. All inventory related charges will be included in cost of revenues on the Company's statement of operations, and all non-inventory charges will be included in operating expenses.

                                                                      APPENDIX E

                                  HAUSER, INC.

                CONSOLIDATED STATEMENTS OF OPERATIONS--UNAUDITED

                                                       THREE MONTHS ENDED                NINE MONTHS ENDED
                                                           JANUARY 31,                      JANUARY 31,
                                                 -------------------------------  -------------------------------
                                                      1999             1998            1999             1998
                                                 ---------------  --------------  ---------------  --------------
REVENUES:
  Natural product processing...................  $     3,915,688  $    2,184,845  $    10,257,581  $    7,512,677
  Technical services...........................        4,471,668       4,283,919       12,784,147      10,062,162
  Paclitaxel...................................          897,770         649,405        2,893,845       3,187,277
                                                 ---------------  --------------  ---------------  --------------
      Total revenues...........................        9,285,126       7,118,169       25,935,573      20,762,116
                                                 ---------------  --------------  ---------------  --------------
COST OF REVENUES:
  Natural product processing...................        3,658,432       2,118,473        8,374,690       6,958,168
  Technical services...........................        3,349,237       2,965,616        9,287,157       7,214,803
  Paclitaxel...................................          287,166         494,464        1,572,734       2,337,864
  Write-off of inventory.......................       19,700,000              --       19,700,000              --
                                                 ---------------  --------------  ---------------  --------------
      Total cost of revenues...................       26,994,835       5,578,553       38,934,581      16,510,835
                                                 ---------------  --------------  ---------------  --------------
GROSS (LOSS) PROFIT............................      (17,709,709)      1,539,616      (12,999,008)      4,251,281
                                                 ---------------  --------------  ---------------  --------------
OPERATING EXPENSES:
  Research and development.....................          318,581         536,128        1,136,479       1,793,890
  Sales and marketing..........................          624,314         561,695        2,120,511       1,633,401
  General and administrative...................        1,546,238       1,515,974        4,848,124       4,372,178
  Write-off of assets..........................        5,900,000              --        5,900,000              --
                                                 ---------------  --------------  ---------------  --------------
      Total operating expenses.................        8,389,133       2,613,797       14,005,114       7,799,469
                                                 ---------------  --------------  ---------------  --------------
LOSS FROM OPERATIONS...........................      (26,098,842)     (1,074,181)     (27,004,122)     (3,548,188)
                                                 ---------------  --------------  ---------------  --------------
OTHER INCOME (EXPENSE):
  Interest income..............................           29,713          81,363           79,521         281,240
  Interest expense.............................         (190,653)         (3,380)        (370,131)        (10,043)
  Other........................................               --              --           42,037         361,461
                                                 ---------------  --------------  ---------------  --------------
      Other income (expense)--net..............         (160,940)         77,983         (248,573)        632,658
                                                 ---------------  --------------  ---------------  --------------
LOSS BEFORE INCOME TAXES.......................      (26,259,782)       (996,198)     (27,252,695)     (2,915,530)
INCOME TAX BENEFIT.............................               --         348,835               --       1,020,435
                                                 ---------------  --------------  ---------------  --------------
NET LOSS.......................................  $   (26,259,782) $     (647,363) $   (27,252,695) $   (1,895,095)
                                                 ---------------  --------------  ---------------  --------------
                                                 ---------------  --------------  ---------------  --------------
LOSS PER SHARE BASIC AND DILUTED...............  $         (2.51) $        (0.06) $         (2.60) $        (0.18)
                                                 ---------------  --------------  ---------------  --------------
                                                 ---------------  --------------  ---------------  --------------
WEIGHTED AVERAGE SHARES OUTSTANDING BASIC AND
  DILUTED......................................       10,468,362      10,428,237       10,467,531      10,420,632
                                                 ---------------  --------------  ---------------  --------------
                                                 ---------------  --------------  ---------------  --------------

                See notes to consolidated financial statements.

                                  HAUSER, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                                                      APRIL 30,
                                                                                                         1998
                                                                                     JANUARY 31,    --------------
                                                                                         1999
                                                                                    --------------
                                                                                     (UNAUDITED)
                                                      ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.......................................................  $    4,124,954  $    2,081,796
  Restricted cash.................................................................         562,617         139,346
  Accounts receivable, less allowance for doubtful accounts:
      January 31, 1999, $144,623; April 30, 1998, $430,518........................       7,074,413       9,090,005
  Inventory, at cost..............................................................      10,816,207      10,111,688
  Inventory, at net realizable value..............................................       7,741,313              --
  Prepaid expenses and other......................................................         256,773         349,570
  Net deferred income tax assets..................................................       1,949,152       1,946,339
                                                                                    --------------  --------------
      Total current assets........................................................      32,525,429      23,718,744
                                                                                    --------------  --------------
PROPERTY AND EQUIPMENT
  Land and buildings..............................................................       7,695,394       7,635,216
  Lab and processing equipment....................................................      23,390,778      31,883,787
  Furniture and fixtures..........................................................       3,879,635       4,671,647
                                                                                    --------------  --------------
      Total property and equipment................................................      34,965,807      44,190,650
  Accumulated depreciation and amortization.......................................     (18,272,832)    (21,846,032)
                                                                                    --------------  --------------
      Net property and equipment..................................................      16,692,975      22,344,618
                                                                                    --------------  --------------
OTHER ASSETS:
  Goodwill, less accumulated amortization:
      January 31, 1999, $791,992; April 30, 1998, $936,670........................       1,428,988       1,961,462
  Inventory, non-current..........................................................              --      14,787,837
  Deposits........................................................................       1,719,972       4,013,992
  Net deferred income tax asset...................................................       1,010,154       1,010,154
  Other...........................................................................          67,099         456,774
                                                                                    --------------  --------------
      Total other assets..........................................................       4,226,213      22,230,219
                                                                                    --------------  --------------
TOTAL.............................................................................  $   53,444,617  $   68,293,581
                                                                                    --------------  --------------
                                                                                    --------------  --------------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable................................................................  $    2,587,654  $    1,764,294
  Current portion of long term debt...............................................       6,634,784       1,911,498
  Accrued salaries and wages......................................................       1,127,122       1,201,201
  Deposits........................................................................       3,710,321         670,155
  Product warranty................................................................              --       1,500,000
  Accrued exit costs..............................................................       4,990,926              --
  Other accrued liabilities.......................................................         551,879              --
                                                                                    --------------  --------------
      Total current liabilities...................................................      19,602,686       7,047,148
                                                                                    --------------  --------------
LONG TERM LIABILITIES.............................................................         522,668         692,733
                                                                                    --------------  --------------
STOCKHOLDERS' EQUITY:
  Common stock, $.001 par value; 50,000,000 shares authorized; shares issued:
    January 31, 1999, 10,673,163; April 30, 1998, 10,464,458......................          10,673          10,464
  Additional paid-in capital......................................................      58,882,344      58,864,295
  (Accumulated deficit) retained earnings.........................................     (25,573,754)      1,678,941
                                                                                    --------------  --------------
      Net stockholders' equity....................................................      33,319,263      60,553,700
                                                                                    --------------  --------------
TOTAL.............................................................................  $   53,444,617  $   68,293,581
                                                                                    --------------  --------------
                                                                                    --------------  --------------

                See notes to consolidated financial statements.

                                  HAUSER, INC.

                CONSOLIDATED STATEMENTS OF CASH FLOWS--UNAUDITED

                                                                                    NINE MONTHS ENDED JANUARY 31,
                                                                                   -------------------------------
                                                                                        1999             1998
                                                                                   ---------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss.........................................................................  $   (27,252,695) $   (1,895,095)
  Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization..................................................        3,163,604       2,839,584
  Provision for bad debt.........................................................           85,850              --
  Expenditures for product warranty..............................................       (1,500,000)             --
  Provision for paclitaxel and other related assets..............................       25,600,000              --
  Change in accrued exit costs...................................................          (59,074)             --
  Gain on sales of investment....................................................               --        (361,461)
  Deferred income tax benefit....................................................               --      (1,091,127)
  Change in deposits and other...................................................       (2,352,837)     (2,295,040)
  Change in assets and liabilities:
      Accounts receivable........................................................        1,929,742      (1,816,429)
      Income tax receivable......................................................               --       1,445,046
      Inventory..................................................................       (3,833,465)     (3,006,153)
      Prepaid expenses and other.................................................         (223,343)        (12,241)
      Accounts payable...........................................................          823,360         612,619
      Customer deposits..........................................................        3,040,166         471,934
      Other accrued liabilities..................................................          477,800         586,953
                                                                                   ---------------  --------------
Net cash used in operating activities............................................         (100,892)     (4,521,410)
                                                                                   ---------------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and equipment............................................       (1,521,531)     (1,529,485)
  Proceeds from sale of investments..............................................               --         458,479
  Issuance of notes receivable...................................................               --         (60,000)
  Purchase of investments........................................................               --        (194,922)
  Maturity of investments........................................................               --         294,187
  Net change in restricted cash..................................................         (423,271)             --
                                                                                   ---------------  --------------
Net cash used in investing activities............................................       (1,944,802)     (1,031,741)
                                                                                   ---------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in bank line of credit..............................................        4,500,000              --
  Repayments of long-term debt...................................................         (429,406)        (90,172)
  Proceeds from issuance of common stock and warrants............................           18,258          48,864
                                                                                   ---------------  --------------
Net cash provided by financing activities........................................        4,088,852         (41,308)
                                                                                   ---------------  --------------
Net increase (decrease) in cash and cash equivalents.............................        2,043,158      (5,594,459)
Cash and cash equivalents, beginning of year.....................................        2,081,796       8,379,551
                                                                                   ---------------  --------------
Cash and cash equivalents, end of period.........................................  $     4,124,954  $    2,785,092
                                                                                   ---------------  --------------
                                                                                   ---------------  --------------

                See notes to consolidated financial statements.

                                  HAUSER, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 AS OF JANUARY 31, 1999 AND APRIL 30, 1998 AND
                   FOR THE THREE AND NINE MONTH PERIODS ENDED
                           JANUARY 31, 1999 AND 1998

                                  (UNAUDITED)

1. BASIS OF PRESENTATION

    In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company's financial position as of January 31, 1999, and results of its operations and cash flows for the periods ended January 31, 1999 and 1998. The year-end balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. Certain fiscal 1998 amounts have been reclassified to conform to the fiscal 1999 presentation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements. Actual results could differ from those estimates.

2. INVENTORIES

    Raw material, work in process, and finished goods inventories, which include costs of materials, direct labor and manufacturing overhead, are priced at the lower of average cost or market. Write-downs for excess and obsolete inventories are charged to expense in the period when conditions giving rise to the write-downs are first recognized. The Company purchases raw material inventory during harvest seasons, generally in the spring and fall. These purchases may take place well in advance of scheduled production of finished product.

    Non-current inventories represent raw materials, work in process, and finished goods in various stages of completion in excess of shipments expected to occur in the next fiscal year.

    In connection with the Merger (See Note 7), Hauser executed an inventory purchase agreement with Zuellig which is intended to provide interim financing for Hauser. Included in Deposits as of January 31, 1999, is $3 million received pursuant to this agreement. The purchase price for the inventory is the lower of cost or market. At any time, Hauser may require Zuellig to resell to Hauser all or any portion of the inventory purchased by Zuellig at the same price at which Zuellig purchased the inventory and require Zuellig to purchase substantially similar raw material and finished product having a value substantially equivalent to the repurchased inventory. Hauser will recognize revenue from the transaction upon the sale of the inventory to an unrelated party.

                                  HAUSER, INC.

                 AS OF JANUARY 31, 1999 AND APRIL 30, 1998 AND
                   FOR THE THREE AND NINE MONTH PERIODS ENDED
                           JANUARY 31, 1999 AND 1998

                                  (UNAUDITED)

2. INVENTORIES (CONTINUED)
    Inventories, at cost, are classified as follows:

                                                                  JANUARY 31,     APRIL 30,
                                                                     1999           1998
                                                                 -------------  -------------
Raw materials and supplies.....................................  $   2,660,218  $   5,224,750
Work in process................................................      5,216,394     11,763,470
Finished goods.................................................      3,797,793      8,515,134
                                                                 -------------  -------------
Total before valuation allowance...............................     11,674,405     25,503,354
Less valuation allowance.......................................       (858,198)      (603,829)
                                                                 -------------  -------------
Total inventories..............................................     10,816,207     24,899,525
Less non-current inventories...................................             --     14,787,837
                                                                 -------------  -------------
Current portion of inventories.................................  $  10,816,207  $  10,111,688
                                                                 -------------  -------------
                                                                 -------------  -------------

    Bulk paclitaxel held for sale at a net realizable value of $7,741,313, not included in the table above, includes finished goods of $4,486,946 and work-in-process of $3,254,367.

3. NOTES PAYABLE AND LONG-TERM DEBT

    Notes payable and long-term debt consisted of the following:

                                                                 JANUARY 31,      APRIL 30,
                                                                    1999            1998
                                                               ---------------  -------------
Line of Credit...............................................   $   6,000,000    $ 1,500,000
Capital Leases...............................................       1,153,452      1,067,125
Other........................................................           4,000         37,106
                                                               ---------------  -------------
Total........................................................       7,157,452      2,604,231
Less current portion.........................................       6,634,784      1,911,498
                                                               ---------------  -------------
Long Term debt...............................................   $     522,668    $   692,733
                                                               ---------------  -------------
                                                               ---------------  -------------

    BANK LINE OF CREDIT--The Company has a $7,000,000 bank line of credit at the bank's prime interest rate plus 0.75% which matures on May 15, 1999. The Company expects to pay the balance of this line of credit from the new credit facility with Wells Fargo Bank, N.A. as a result of the anticipated merger with Zuellig Group N.A., Inc. ("Zuellig"). As of January 31, 1999, the Company was not in compliance with the financial covenants for the line of credit. The Company has obtained a waiver from the bank through January 31, 1999.

4. EARNINGS (LOSS) PER SHARE

    The Company calculates basic earnings (loss) per share by dividing the net earnings or loss by the weighted average number of shares of common stock outstanding. Diluted earnings (loss) per share is determined by dividing the net earnings or loss by the sum of (1) the weighted average number of common

                                  HAUSER, INC.

                 AS OF JANUARY 31, 1999 AND APRIL 30, 1998 AND
                   FOR THE THREE AND NINE MONTH PERIODS ENDED
                           JANUARY 31, 1999 AND 1998

                                  (UNAUDITED)

4. EARNINGS (LOSS) PER SHARE (CONTINUED) shares outstanding and (2) if not antidilutive, the effect of outstanding warrants and stock options determined utilizing the treasury stock method. For the three months ended January 31, 1999, and 1998, 471 and 569,316 options were excluded from the calculation of diluted earnings (loss) per share since the result would have been antidilutive. For the nine months ended January 31, 1999, and 1998, 6,010 and 592,991 options were excluded from the calculation of diluted earnings (loss) per share since the result would have been antidilutive.

5. PRODUCT WARRANTY

    During the fourth quarter of fiscal 1998, the Company took a charge to earnings and reserved $1,500,000 in anticipation of product returns, rework costs, legal and professional fees, and process development costs related to the discovery of a contaminant in its bulk Panax ginseng. In the nine months ended January 31, 1999, the Company charged $1,500,000 against the reserve for expenses associated with this issue.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

    In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. SFAS 130 is effective for fiscal years beginning after December 15, 1997. Comprehensive income (loss) would have been approximately $(26,259,782) and ($647,363) for the quarters ended January 31, 1999, and 1998, respectively, and ($27,252,695) and ($1,648,976) for the nine months ended January 31, 1999, and 1998, respectively.

    In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," ("SFAS 131"). SFAS 131 requires that public companies report information about their operating segments based on the financial information used by the chief operating decision maker in their annual financial statements and requires those companies to report selected information in their interim statements. SFAS 131 is effective for fiscal years beginning after December 15, 1997. Management has not determined what segments, if any, will be reported in connection with the adoption of SFAS 131.

    In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. It requires that an entity recognizes all derivatives as either assets or liabilities in the statement of financial position and measures those instruments at fair value. SFAS 133 is effective for fiscal quarters and fiscal years beginning after June 15, 1999. Management believes that the adoption of SFAS 133 will not have a significant impact on the Company's financial condition and results of operations.

                                  HAUSER, INC.

                 AS OF JANUARY 31, 1999 AND APRIL 30, 1998 AND
                   FOR THE THREE AND NINE MONTH PERIODS ENDED
                           JANUARY 31, 1999 AND 1998

                                  (UNAUDITED)

7. MERGER

    On December 9, 1998, the Company announced that it had entered into an agreement to merge with three subsidiaries (the "Contributed Subsidiaries") of Zuellig. The agreement calls for the Company to exchange approximately 10.05 million common shares of stock for the Contributed Subsidiaries. The Contributed Subsidiaries are already aligned with the Company's Natural Ingredients and Technical Services business units, but are unrelated to the Company's Pharmaceuticals business unit. Therefore, as a direct result of the decision to acquire these subsidiaries, the Company has decided to discontinue its paclitaxel supply activities. The Company's original intent was to resume production of paclitaxel once current legal and regulatory issues were resolved.

    In the quarter ended January 31, 1999, the Company incurred a one-time charge to earnings of $25.6 million. The charge to cost of sales was comprised of a reduction of bulk paclitaxel inventory ($10.2 million) to its estimated net realizable value, a write-off of advanced payments made for the purchase of cultivated yew trees ($4.5 million) and the estimated costs of terminating cultivar nursery contracts ($5.0 million). The charge to operating expenses includes the write-off of paclitaxel related equipment ($4.7 million) and miscellaneous other related assets consisting primarily of intangibles ($1.2 million). The net realizable inventory was determined based upon a contract signed on February 11, 1999, to sell bulk paclitaxel over the next nine months for a sales value of $9.5 million. The cost to terminate the cultivar nursery contracts was based on the current contractual terms. The specialized paclitaxel equipment and related intangibles have no alternative use and were written down to zero. The Company does not anticipate any significant reduction in workforce as a result of the decision to cease production of paclitaxel. The Company should complete its exit of the paclitaxel business within the next twelve months.

                                                                      APPENDIX F

                                  HAUSER, INC.
          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

OVERVIEW

    The Company has focused its efforts during the last four years through growth in the natural ingredients markets, and in expanding its strength providing technical services to clients. Sales of NaturEnhance-TM- natural ingredients, which include nutraceuticals, flavors and food ingredients, increased 117% in the year ended April 30, 1998, compared the prior fiscal year, and this growth has continued into fiscal year 1999. Revenues from technical services increased almost 61% in the year ended April 30, 1998, compared to the prior fiscal year. Technical Services revenues in the nine months ended January 31, 1999, increased 27% over the same period in fiscal year 1998. Offsetting these improvements has been a decline in pharmaceutical revenues.

    On December 9, 1998, the Company announced it had entered into an agreement to merge with three subsidiaries of privately-held Zuellig Group N.A., Inc., ("ZGNA"). The transaction is currently valued at approximately $49 million. The Company will acquire Zuellig Botanical Extracts, Inc., Wilcox Drug Company, Inc., and ZetaPharm, Inc., thereby creating a leading U.S. supplier of herbal extracts, botanical raw materials and related products to the fast-growing nutritional industry. Sales for the three acquired companies for the four quarters ended September 30, 1998, exceeded $100 million.

    The agreement calls for the Company to exchange approximately 10.05 million of the Company's common shares for the common stock of the acquired subsidiaries. Upon closing, the Company's shareholders will own 51.0% of the combined company, while ZGNA will own 49.0%. The number of shares to be issued to ZGNA are subject to downward adjustment under certain circumstances. The Company also will assume approximately $20.6 million of the Contributed Subsidiaries' bank debt. Wells Fargo Bank, N.A. will provide a $35.0 million line of credit and a $10.0 million fixed asset line in support of the merged companies. The agreement is subject to approval by the Company's shareholders and customary closing conditions. Management expects the transaction to close during the Company's fiscal 1999 fourth quarter and, aside from transaction related charges, to be accretive to earnings in fiscal year 2000.

    As a result of the merger, the Company has decided to discontinue its paclitaxel activities. In the quarter ended January 31, 1999, the Company incurred a one-time charge to earnings of $25.6 million. The charge to cost of sales was comprised of a reduction of bulk paclitaxel inventory ($10.2 million) to its estimated net realizable value, a write-off of advanced payments made for the purchase of cultivated yew trees ($4.5 million) and the estimated costs of terminating cultivar nursery contracts ($5.0 million). The charge to operating expenses includes the write-off of paclitaxel related equipment ($4.7 million) and miscellaneous other related assets consisting primarily of intangibles ($1.2 million). The net realizable inventory was determined based upon a contract signed on February 11, 1999 to sell substantially all of its paclitaxel inventory over the next six to nine months for a sales value of $9.5 million. The cost to terminate the cultivar nursery contracts was based on the current contractual terms. The specialized paclitaxel equipment and related intangibles have no alternative use and were written down to zero. The Company does not anticipate any significant reduction in workforce as a result of the decision to cease production of paclitaxel. The Company should complete its exit of the paclitaxel business within the next twelve months.


    The Company's contract for the sale of its paclitaxel inventory may be affected by the actions of third parties. Bristol Myers-Squibb ("Bristol") has obtained certain use patents which have essentially barred the sale in the United States of paclitaxel products which are not sold by Bristol. The validity of these patents is currently in litigation. If the Company's contract for the sale of its paclitaxel inventory draws the Company into litigation with Bristol or others, the Company's performance under the contract may be delayed or enjoined. If Bristol or others are successful, the Company would not be able to sell the paclitaxel inventory in the United States. This event could materially and adversely affect the Company's ability to liquidate these assets.


    On May 21, 1998, the Company announced the discovery of small amounts of a common fungicide called quintozene in its bulk Panax ginseng that had been shipped to customers. The Company had used Environmental Protection Agency guidelines to screen for herbicides and pesticides, but this particular fungicide was not included in the general guidelines. The Company immediately stopped all Panax ginseng processing and shipments, pending further testing and discussions with regulatory authorities. Based upon test results and analytical reviews of the substance, the Company believes that the levels of quintozene present in the bulk extract are well below any reasonable risk levels.

    However, management expected that the existence of this fungicide in the Panax ginseng would create additional cost to the Company. As such, a charge to earnings of $1,500,000 was taken in the fourth quarter of fiscal 1998 in anticipation of product returns, re-work costs, development work required to provide methodology to remove the substance from the bulk extracts, and legal and professional fees. Sales of Panax ginseng generated less than 5% of total revenues in fiscal 1998, and management believes that the temporary hold on shipments of this product will not have a material impact on the future operations of the Company. As of January 31, 1999, all costs associated with this reserve have been incurred and were adequate to cover substantially all cost related to this situation.

    On September 13, 1996, the Company adopted plans to sell substantially all of the net assets of its secondary forest products subsidiary, Hauser Northwest, Inc., d/b/a Ironwood Evergreens (Ironwood). On October 11, 1996, this sale was completed. Revenues for Ironwood were $2,670,389 and $8,225,582 in the fiscal years ended April 30, 1997, and 1996, respectively.

    The following is a discussion of the Company's activities in its continuing operations.

NATURAL INGREDIENTS

    NUTRACEUTICALS--The term nutraceuticals is used to identify the broad range of natural, healthful products that are used to supplement the diet by increasing the total dietary intake of important nutrients. The United States market for herbal and botanical supplements is estimated to be $2.3 billion, and is growing at over 20% per year, according to industry sources. The Company's products include liquid and dry herbal extracts of Echinacea, Valerian, St. John's wort, Siberian ginseng, Panax ginseng, Ginger, Goldenseal, Kava Kava, Black Cohash, Saw Palmetto and Rosemary (RoseOx-Registered Trademark-). Management believes that the Company's expertise in the production of special products from natural sources and its extensive regulatory experience position it well in this market area.

    On December 3, 1997, the Company announced that the value of signed agreements with PharmaPrint, Inc. ("PharmaPrint") was expected to be $20 million over the next three years. The Company continues to manufacture botanical products and provides research and development services to PharmaPrint to support its herbal-based pharmaceuticals. Sales of products and services to PharmaPrint in the year ended April 30, 1998, were 14.9% of total revenues and were 11% of total revenues in the nine months ended January 31, 1999. Management expects the level of sales to PharmaPrint to decline during fiscal 1999 because of fewer sales of herbal products and technical services as well as growth in sales to other customers.

    On November 14, 1996, the Company signed a three-year contract to supply RoseOx-Registered Trademark-, an antioxidant nutraceutical product, to D&F Industries ("D&F"), a manufacturer of vitamin and food supplement products. Under that agreement, D&F had exclusive marketing rights to the Company's antioxidant nutraceutical products, RoseOx-Registered Trademark- and RoseOx660-Registered Trademark-, in the multi-level dietary supplement and cosmetic markets. The Company began shipping product under this contract during the third quarter of fiscal year

1997, and delivered contractual quantities through the second quarter of fiscal 1998. Sales to D&F comprised 9% of total revenues in the nine-month period ended January 31, 1998.

    On November 6, 1997, the Company announced it had mutually agreed with D&F, to cancel the exclusivity agreement between the companies. This change in exclusivity allows the Company to market RoseOx-Registered Trademark- products directly through its sales force. The Company is currently working on a revised sales plan to market the RoseOx-Registered Trademark- product. Sales volume of this product are not yet at previous levels and no assurance can be given as to when sales volume will return to previous levels.

    NATURAL FOOD INGREDIENTS--The Company manufactures, markets and sells natural food ingredients which include natural flavor extracts and antioxidants. The extracts are marketed under the Company's brand name NATURENHANCE-REGISTERED TRADEMARK- Food Ingredients. Competition for products in the flavor extract market is based on flavor quality and concentration, availability, customer service, and price. Some of these factors are beyond the direct control of the Company.

    The Company also sells products which perform a function in foods, such as preservatives, stabilizers, colorants, antioxidants, and nutritional additives. The Company's objective is to build a quality line of products generating revenues and profits in the development, manufacture and sale of natural food ingredients.

    Minimal revenue from natural food ingredients products was recognized in fiscal year 1998, but shipments have increased because of expanded marketing efforts generating interest from potential customers. The Company announced on November 3, 1997, its signing of a three year agreement with RFI Ingredients ("RFI"), whereby RFI will serve as exclusive distributors for the Company's NATURENHANCE-TM- product lines to the foods and beverages industries. To improve the success of these products, the Company has reduced the number of products offered to allow for improved marketing focus and technical support of the remaining products. However, management is unable to predict the timing and amount of future revenues from natural food ingredients products.

TECHNICAL SERVICES

    The Technical Services business unit, comprised of Hauser Laboratories and Shuster Laboratories, Inc., (the Company's wholly-owned subsidiary), operates as a single entity in the research and development, formulation, analysis and project delivery to fee-for-service clients. During the year ended April 30, 1998, Technical Services revenues increased almost 61% over the previous year, and in the nine months ended January 31, 1999, these revenues increased 27% over the nine month period ended January 31, 1998. These increases reflect the Company's concentrated efforts to increase the number of projects related to custom synthesis and natural products isolation in the pharmaceuticals industry. Also, Shuster's Technically Advanced Quality Assurance ("TAQA-TM-") and Foods 2000 initiatives have contributed additional revenues.

    The Company announced on November 6, 1997, a collaborative agreement with The National Institute on Drug Abuse ("NIDA"), for custom synthesis of drug compounds that are under development as potential treatment agents for various drug addictions. Under the agreement, the Company will receive $2.3 million over a three-year period.

    Management believes that demand for technical services will continue to increase and expects this business unit to grow. On-going marketing efforts in the Company's Technical Services business unit will be centered on projects that provide opportunity to employ the collective capabilities of the Hauser Laboratories' and Shuster Laboratories' team.

PHARMACEUTICALS

    The Company has been a supplier of bulk paclitaxel for approximately the last seven years. The Company's customers wishing to enter the market for paclitaxel-based therapies must obtain proper regulatory approval before they can formulate and sell paclitaxel in final form. The U.S. market, which comprises approximately 65% of the world market, has been severely restricted because of administration patents held by Bristol-Myers Squibb, Company ("Bristol"). Additionally, the Company learned in November 1998, that its European customer, Yew Tree Pharmaceuticals ("Yew Tree"), had concluded an agreement with Bristol whereby Yew Tree will cease selling its paclitaxel product by the end of December 1998.

    The pending merger with ZGNA will focus corporate resources on extract products for the dietary supplement market and Technical Services. As a result, management will discontinue its paclitaxel supply activities. In the quarter ended January 31, 1999, the Company incurred a one-time charge to earnings of $25.6 million. The charge to cost of sales was comprised of a reduction of bulk paclitaxel inventory ($10.2 million) to its estimated net realizable value, a write-off of advanced payments made for the purchase of cultivated yew trees ($4.5 million) and the estimated costs of terminating cultivar nursery contracts ($5.0 million). The charge to operating expenses includes the write-off of paclitaxel related equipment ($4.7 million) and miscellaneous other related assets consisting primarily of intangibles ($1.2 million). The net realizable inventory was determined based upon a contract signed on February 11, 1999 to sell bulk paclitaxel over the next nine months for a sales value of $9.5 million. The cost to terminate the cultivar nursery contracts was based on the current contractual terms. The specialized paclitaxel equipment and related intangibles have no alternative use and were written down to zero. The Company does not anticipate any significant reduction in workforce as a result of the decision to cease production of paclitaxel. The Company should complete its exit of the paclitaxel business within the next twelve months.

DISCONTINUED OPERATIONS

    On October 11, 1996, the Company sold substantially all of the net assets of its secondary forest products subsidiary, Hauser Northwest, Inc., d/b/a Ironwood Evergreens ("Ironwood"). Revenues for Ironwood were $2,670,389 and $8,225,582 in the years ended April 30, 1997 and 1996, respectively. The results for fiscal 1997 include a non-recurring charge for the divestiture of Ironwood.

    The Company received cash of $250,000, a promissory note of $150,000 and a basic earnout of no more than $550,000. The earnout is based upon 75% of the buyer's net cash flow, if any, derived from the business for the four-year period ending December 31, 2000. An additional earnout of 5% of the excess (if any) of net cash flow over the projected net cash flow in the buyer's five-year plan is available to the Company. The maximum additional earnout is $400,000. The Company has not earned any amounts available under either the basic or additional earnout.

RESULTS OF CONTINUING OPERATIONS FOR THE FISCAL YEARS ENDED APRIL 30, 1998,
  1997, AND 1996:

    The table below shows the percentage of total revenues for each major category on the Statement of Operations (on the left), and the percentage change from the prior fiscal year (on the right).

                                                                                  PERCENT CHANGE
      PERCENT OF REVENUES                                                       -------------------
-------------------------------
                                                                                 YEAR ENDED APRIL
     YEAR ENDED APRIL 30,                                                               30,
-------------------------------                                                 -------------------
 1998        1997        1996                                                    1998        1997
-------     -------     -------                                                 -------     -------
                                    Revenues:
   54.7%       64.2%       46.6%      Natural product processing                    8.3%       99.3%
   45.3%       35.8%       53.4%      Technical services                           60.6%       (3.0)%
  100.0%      100.0%      100.0%    Total Revenues                                 27.0%       44.6%
   21.4%       15.5%       (5.8)%   Gross profit (loss)                            74.8%      484.0%
    7.0%        8.9%       12.4%    Research and development                       (0.5)%       3.9%
    7.5%        6.4%        6.7%    Sales and marketing                            47.6%       38.8%
   16.8%       24.2%       35.8%    General and Administrative                    (11.9)%      (2.3)%
    4.7%         --          --     Product warranty                                N/A          --
  (14.5)%     (23.9)%     (60.7)%   Loss from operations                          (23.1)%     (42.9)%
  (12.5)%     (21.9)%     (60.6)%   Loss from continuing operations before
                                      taxes                                       (27.4)%     (47.7)%
   (9.8)%     (15.5)%     (36.9)%   Loss from continuing operations               (19.7)%     (39.4)%
     --       (10.4)%      (7.4)%   Loss from discontinuing operations              N/A       102.8%
   (9.8)%     (25.9)%     (44.4)%   Net loss                                      (52.0)%     (15.6)%

    REVENUES. A breakout of the Company's revenues by product and service groupings for its continuing operations is as follows:

                                                                                      YEAR ENDED
                                                                      -------------------------------------------
                                                                          1998           1997           1996
                                                                      -------------  -------------  -------------
Natural ingredients products (includes nutraceuticals, natural
  flavor extracts and food ingredients).............................  $  13,674,835  $   6,308,055  $   2,642,481
Technical services (includes Hauser and Shuster Laboratories).......     14,507,424      9,034,787      9,315,672
Pharmaceuticals.....................................................      3,855,269      9,882,924      5,481,279
                                                                      -------------  -------------  -------------
                                                                      $  32,037,528  $  25,225,766  $  17,439,432
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------

    Total revenues in fiscal 1998 increased 27% to $32,037,528 from $25,225,766 in fiscal 1997. This increase was the result of increases in natural ingredients product sales and increases in technical service revenues, offset by a decline in the sales of bulk paclitaxel to pharmaceutical customers. Revenues increased almost 45% in fiscal 1997 as compared to fiscal 1996 due to increased revenues from the sales of pharmaceutical and nutraceutical products.

NATURAL INGREDIENTS:

    Natural ingredients product revenues increased almost 117% in fiscal 1998 to $13,674,835 from $6,308,055 in fiscal 1997. The increase is primarily attributable to success in selling nutraceutical products as revenues were $12,531,190 in fiscal 1998, an increase of $7,997,840 from revenues of $4,533,350 in fiscal 1997. Revenues from the sales of natural flavor extracts in fiscal 1998 were $960,267, a 44% decrease from revenues of $1,700,945 in fiscal 1997. This decrease was primarily due to low sales activities until

November, 1997 at which time a distributor was hired to market the products. In addition, the Company sold food ingredients products of $183,378 in fiscal 1998 compared to revenues of $73,760 in fiscal 1997.

    Natural ingredients product revenues increased almost 139% in fiscal 1997 to $6,308,055 from $2,642,481 in fiscal 1996. The increase is primarily attributable to success in selling nutraceutical products as revenues were $4,533,350 in fiscal 1997, an increase of $3,730,665 from revenues of $802,685 in fiscal 1996. Revenues from the sales of natural flavor extracts in fiscal 1997 were $1,700,945, a 6% decrease from revenues of $1,815,796 in fiscal 1996. This small decrease was primarily due to the shift in marketing activities from the Company's reliance on Tastemaker in fiscal 1996 to its own internal sales efforts. In addition, the Company sold food ingredients products of $73,760 in fiscal 1997 compared to revenues of $24,000 in fiscal 1996.

TECHNICAL SERVICES:

    Technical services revenues were $14,507,424 in fiscal 1998 compared to $9,034,787 in fiscal 1997, an increase of almost 61%. This increase was due primarily to the Company's concentrated efforts to increase the number of projects related to custom synthesis and natural products isolation in the pharmaceuticals industry. Additionally, research and development services from both Hauser and Shuster laboratories were sold to PharmaPrint during the year as part of the expanded relationship mentioned earlier.

    Technical services revenues were $9,034,787 in fiscal 1997 compared to $9,315,672 in fiscal 1996, a decrease of about 3%. This decrease was due primarily to the loss of a major customer of Shuster in fiscal 1997.

PHARMACEUTICALS:

    Revenues from pharmaceuticals products in fiscal 1998 decreased 61% compared to fiscal 1997. This was due to decreased sales of bulk paclitaxel because of regulatory issues and on-going litigation which have created uncertainty in the market. Pharmaceutical sales are largely dependent upon the Company's strategic customers, and legal and regulatory issues that are out of the Company's control that create unpredictability quarter-to-quarter. Total revenues from bulk paclitaxel and taxanes were $3,855,269 in fiscal 1998 compared to revenues of $9,142,913 in fiscal 1997.

    Revenues from pharmaceutical products in fiscal 1997 increased more than 80% compared to fiscal 1996. This was due to increased sales of paclitaxel to two customers. The Company signed an agreement with Yew Tree in November, 1996 to supply bulk paclitaxel over a three-year period and made a significant shipment to this customer during the third quarter ended January 31, 1997. In addition, the Company shipped bulk paclitaxel to another customer during fiscal 1997 for use in its development efforts. The Company does not have a long-term supply agreement with this customer. Total revenues from bulk paclitaxel and taxanes were $9,142,913 in fiscal 1997, an approximately 101% increase over revenues of $4,547,819 in fiscal 1996 from the same products.

    The Company recognized revenues of $740,011 for the shipment of sanguinaria extract to Colgate during fiscal 1997 as compared to revenues of $933,460 in fiscal 1996. No revenues from sanguinaria extract were recognized in fiscal 1998. Fiscal 1997 shipments of sanguinaria extract completed the requirements of the Company's contractual obligations with Colgate, and the Company does not expect additional orders in the foreseeable future. The expiration of this contract did not and will not have a material impact on the operations of the Company.

    GROSS PROFIT (LOSS). Gross margin for the natural products industry segment in fiscal 1998 was 13.9% of total revenues as compared to 16.5% in fiscal 1997 and negative 40.9% in fiscal 1996. The decline in fiscal 1998 is primarily due to lower sales of paclitaxel offset by significantly higher sales of natural ingredients products. The improvement in fiscal 1997 was the result of two large sales of paclitaxel. The Company recognized improved gross margins from the sales of nutraceuticals products in fiscal 1998 due to changes in pricing and increased manufacturing efficiencies. However, margins from these sales vary because of product mix. In addition, the Company is still incurring high overhead costs in relation to its current sales levels, the result of excess plant capacity.

    Gross margin for technical services increased in fiscal 1998 to 30% of revenue as compared to 14% in fiscal 1997 and 24% of revenues in fiscal 1996. The increase in fiscal 1998 was the result of more projects related to drug development and natural ingredients formulations that generated higher margins. The decline in fiscal 1997 was the result of the mix of services provided, including more analytical and testing services which generate lower margins.

    OPERATING EXPENSES. Research and development expenses were $2,229,843 in fiscal 1998 compared to $2,240,992 in fiscal 1997 and $2,157,708 in fiscal 1996. While research and development expenses have remained approximately flat, the Company intends to actively continue research and development efforts and expenses in this area could increase over the next year to support the growing needs of the Company.

    Sales and marketing expenses in fiscal years ending April 30, 1998, 1997, and 1996 were $2,390,602, $1,619,937, and $1,167,447, respectively. The increase represents the Company's accelerated efforts to market new products, particularly in the areas of nutraceuticals and natural food ingredients. Fiscal 1998 and 1997 sales expenses include payments of commissions to internal salespeople and external distributors, and these costs have increased as sales have increased.

    General and administrative expenses were $5,369,527 in fiscal 1998, a 12% decrease from $6,095,770 in fiscal 1997. Fiscal 1997 general and administrative expenses declined 2% as compared to fiscal 1996. The decrease in fiscal 1998 was the result of lower insurance, legal and consulting fees. In addition, the fiscal 1997 expense includes a charge of $345,000 for the disposition of certain production facility assets. These decreases are the result of management's continued efforts to reduce general and administrative costs where appropriate.

    Product warranty expense in fiscal 1998 of $1,500,000 was an estimate of anticipated costs related to a fungicide found in a product sold by the Company. This estimate was recorded in the fourth quarter of the fiscal year, since the discovery of the substance was made in May 1998. The reserve related to potential product returns, re-work costs, development work required to provide methodology to remove the substance from the bulk extracts and legal and professional fees. This reserve has been fully utilized, and was adequate to cover substantially all costs related to this situation.

    INTEREST INCOME. Interest income was $315,280 in fiscal 1998, $528,424 in fiscal 1997 and $1,047,734 in fiscal 1996. The decreases are due to less capital available for investment.

    OTHER INVESTMENTS. The Company sold its investment in a public company and realized a gain of $361,461 in fiscal 1998.

    WRITEDOWN OF OTHER INVESTMENT. In April 1996, the Company's investment in a development stage company was written down resulting in a loss of $1,000,000. The investment was liquidated in the first quarter of fiscal 1997.

LIQUIDITY AND CAPITAL RESOURCES

    GENERAL. Total cash and cash equivalents were $2,081,796 at April 30, 1998 compared to $8,379,551 at April 30, 1997. The decrease is due primarily to capital expenditures, raw material purchases for new product areas, advances on growing contracts, and other general working capital requirements. The Company had a revolving line of credit totaling $8,850,000 which expired on June 30, 2000. As of April 30, 1998, $7,350,000 was available for use under this line of credit. Under the terms of the loan agreement, all assets of the Company, with the exception of intangibles, are secured by the bank. Under the terms of the lending agreement, the Company cannot pay any dividends without the consent of the bank and is required to maintain certain financial ratios and minimum working capital and equity amounts. As of April 30, 1998, the Company was not in compliance with a financial covenant for the line of credit which required the Company to report profitability in the fourth quarter of fiscal 1998. The Company has obtained a waiver from the bank for this covenant as of April 30, 1998.

    In addition, the Company has a lease credit line with a bank of $564,000; as of April 30, 1998, $346,083 was available for use under this line. The Company's current line of credit requires that a restricted cash balance be maintained equal to one year's debt service of the outstanding line. This account can only be used to reduce the line of credit or pay interest. The restricted cash will be released upon the consummation of the merger and the refinancing of the Company's existing line of credit pursuant to the refinancing commitment secured from Wells Fargo.

    The merger agreement entered into on December 8, 1998, includes a commitment from Wells Fargo Bank, N.A. to provide two credit facilities for an aggregate amount of $45.0 million to be guaranteed by each of its subsidiaries: a revolving line of credit up to $35.0 million for general working capital purposes maturing two years after the loan closing, and a $10.0 million non-revolving term commitment for financing the acquisition of fixed assets with a draw down period of two years and a maturity date of five years following the loan closing. The interest rate on the revolving credit facility is the Bank's prime rate minus 0.75% per annum or the Bank's quoted LIBOR rate plus 1.5 % per annum. For the term loan fixed asset facility, the interest rate is the Bank's prime rate minus 0.5% per annum or the Bank's quoted LIBOR plus 1.75 % per annum or on a specific fixed rate basis. A commitment fee will be charged of 0.25% per annum on the unused portion of the term loan fixed asset commitment. Management believes that current cash reserves and the credit facility commitments described above are sufficient to meet the Company's future liquidity needs and sufficient to fund anticipated merger and integration cost. Further, management believes that funds generated from business opportunities discussed earlier, will be sufficient to meet the liquidity needs of the Company on a long-term basis.

    The Company was not in compliance with the financial covenants associated with its line of credit as of April 30, 1998, July 31, 1998, October 31, 1998 and January 31, 1999. The Company has obtained waivers from the bank. Management believes that the financial covenants will not be met as of April 30, 1999 and is planning on obtaining a waiver from the bank. However, the Company believes that the covenants associated with the new credit facility with Wells Fargo Bank N.A. will be met based on the forecasted operating results once the anticipated merger is completed.

    In the process of exiting the paclitaxel business, management intends to negotiate early settlements with its growers of cultivated yew trees. Management estimates these settlement costs to be approximately $5.0 million and have been included in the one-time charge to earnings noted before. The cost to negotiate out of these contracts is expected to be funded from the sale of paclitaxel assets.

    WORKING CAPITAL. Working capital as of April 30, 1998 was $16,671,596 compared to $21,162,501 as of April 30, 1997. This decrease is primarily attributable to the use of cash to fund deposits on growing contracts of $2,599,619 and capital expenditures of $1,994,285. Further, current borrowings increased $1,739,582 primarily due to a $1,500,000 increase in the line of credit and a one time product warranty reserve of $1,500,000.

    PROPERTY AND EQUIPMENT. Purchases of property and equipment in fiscal 1998 totaled $2,058,167. This was primarily the result of improvements to manufacturing equipment for the production of nutraceuticals and food ingredients products.

    The Company expects capital expenditures to be approximately $3.0 million in fiscal 1999 for additional manufacturing equipment improvements. The Company expects capital expenditures to increase significantly in fiscal 2000 pending the merger with ZGNA and expects to fund these capital expenditures through the $10.0 million non-revolving term commitment described above.

    INCOME TAXES. The Company has a net deferred tax asset of $3,579,773 that has been reduced by a valuation allowance of $623,280 to $2,956,493 as of April 30, 1998. In assessing the $2,956,493 considered realizable, management has considered the following factors: (1) taxable income projected within the next twenty-four months; (2) the expiration dates of its net operating loss and tax credit carryovers; (3) tax planning strategies which would allow Hauser to generate significant taxable income from existing assets (including possible sale-lease back scenarios for its land, property and equipment held fee simple); and (4) alternative strategies for its paclitaxel business. The amount of the deferred tax asset considered realizable could be reduced in the near term if estimates of future taxable income do not materialize.

    The proposed merger has been structured as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Management believes that substantially all of the excess purchase price will be allocated to non-deductible goodwill. In addition, the Company's use of its current net operating loss carryforward may be limited in the future if ZGNA's ownership exceeds 50%, as defined in Section 382 of the Code, within three years of the merger. Thus, management believes that the proposed merger will not have a significant impact on the company's recorded deferred tax assets. Further, because of the substantial uncertainties included with integrating the operations of Hauser and ZGNA, management believes that the merger will have no immediate effect on the combined Company's ability to realize its deferred tax assets.

    BACKLOG. Backlog of unfilled purchase orders was $2,974,817 of as April 30, 1998, compared to $4,370,876 as of April 30, 1997. Backlog consists of unfilled purchase orders for nutraceuticals and flavors products.

RESULTS OF CONTINUING OPERATIONS FOR THE THREE AND NINE MONTHS ENDED JANUARY 31,
  1999 AND 1998:

    Below is a table that summarizes the Company's results of operations, including the one-time charge of $25.6 million taken in the quarter ended January 31, 1999, as a percentage of total revenues.

                                                      THREE MONTHS      NINE MONTHS ENDED
                                                          ENDED
                                                       JANUARY 31,         JANUARY 31,
                                                    -----------------   -----------------
                                                     1999      1998      1999      1998
                                                    -------   -------   -------   -------
Total revenues....................................    100.0%    100.0%    100.0%    100.0%
Gross profit......................................   (190.7)%    21.6%    (50.1)%    20.5%
Research & development............................      3.4%      7.5%      4.4%      8.6%
Sales and marketing...............................      6.7%      7.9%      8.2%      7.9%
General and administrative........................     16.7%     21.3%     18.7%     21.1%
Write-off of paclitaxel and other related assets..     63.5%       --      22.7%       --
Loss from operations..............................   (281.1)%   (15.1)%  (104.1)%   (17.1)%
Other income (expense), net.......................     (1.7)%     1.1%     (1.0)%     3.0%
Loss from operations before taxes.................   (282.8)%   (14.0)%  (105.1)%   (14.0)%
Net loss..........................................   (282.8)%    (9.1)%  (105.1)%    (9.1)%

    Below is a table that summarizes the Company's results of operations, excluding the one-time charge of $25.6 million taken in the quarter ended January 31, 1999, as a percentage of total revenues.

                                                      THREE MONTHS      NINE MONTHS ENDED
                                                          ENDED
                                                       JANUARY 31,         JANUARY 31,
                                                    -----------------   -----------------
                                                     1999      1998      1999      1998
                                                    -------   -------   -------   -------
Total revenues....................................    100.0%    100.0%    100.0%    100.0%
Gross profit......................................     21.4%     21.6%     25.8%     20.5%
Research & development............................      3.4%      7.5%      4.4%      8.6%
Sales and marketing...............................      6.7%      7.9%      8.2%      7.9%
General and administrative........................     16.7%     21.3%     18.7%     21.1%
Loss from operations..............................     (5.4)%   (15.1)%    (5.4)%   (17.1)%
Other income (expense), net.......................     (1.7)%     1.1%     (1.0)%     3.0%
Loss from operations before taxes.................     (7.1)%   (14.0)%    (6.4)%   (14.0)%
Net loss..........................................     (7.1)%    (9.1)%    (6.4)%    (9.1)%

    REVENUES. A breakout of the Company's revenues by product and service is as follows:

                                                         THREE MONTHS ENDED JANUARY   NINE MONTHS ENDED JANUARY
                                                                    31,                          31,
                                                         --------------------------  ----------------------------
                                                             1999          1998          1999           1998
                                                         ------------  ------------  -------------  -------------
Natural ingredients products (includes nutraceuticals,
  natural flavor extracts and food ingredients)........  $  3,915,688  $  2,184,845  $  10,257,581  $   7,512,678
Technical services (includes Hauser Laboratories and
  Shuster Laboratories, Inc.)..........................     4,471,668     4,283,919     12,784,147     10,062,162
Pharmaceuticals........................................       897,770       649,405      2,893,845      3,187,276
                                                         ------------  ------------  -------------  -------------
                                                         $  9,285,126  $  7,118,169  $  25,935,573  $  20,762,116
                                                         ------------  ------------  -------------  -------------
                                                         ------------  ------------  -------------  -------------

    Total revenues increased 30% to $9,285,126 in the third quarter of fiscal 1999, from $7,118,169 in the third quarter of fiscal 1998, the result of higher revenues in each of the Company's business units. For the nine months ended January 31, 1999, total revenues increased 25% over the same period last year, with increased revenues in Natural Ingredients and Technical Services offset by a decrease in Pharmaceuticals revenues.

NATURAL INGREDIENTS:

    Natural ingredients product revenues increased 79% and 36% in the three and nine months ended January 31, 1999, respectively, as compared to the same periods in the prior fiscal year.

    The increases are primarily attributable to success in selling nutraceutical products. In the quarter ended January 31, 1999, nutraceuticals revenues were $3,503,741, an increase of $1,487,263, or 74%, over revenues of $2,016,478 in the same quarter last year. In the nine months ended January 31, 1999, nutraceuticals revenues were $9,266,356, an increase of 36% over revenues of $6,814,235 in same period last year.

    Sales of natural food ingredients were $411,947 in the quarter ended January 31, 1999, an increase of 145% over revenues of $168,367 in the quarter ended January 31, 1998. For the nine months ended January 31, 1999, revenues from these products were $991,225, a 42% increase over revenues of $698,443 in the nine months ended January 31, 1998. These increases were the result of higher sales of rosemary extract products sold into the beverage industry.

TECHNICAL SERVICES:

    Technical Services revenues were $4,471,668 in the quarter ended January 31, 1999, compared to $4,283,919 in the quarter ended January 31, 1998, an increase of 4%. This slowdown in growth is the result of manpower limitations that management is addressing through aggressive recruiting activities. Management does not believe that this situation will have material negative effects on future operations. In the nine months ended January 31, 1999, Technical Services revenues were $12,784,147, a 27% increase over revenues of $10,062,162 for the same period last year. These increases were because of ongoing natural products, custom synthesis and drug development projects at Hauser Laboratories, as well as increasing revenues from Shuster Laboratories attributable to the TAQA-TM-program and the Foods 2000 initiative.

PHARMACEUTICALS:

    Revenues from pharmaceutical products in the quarter ended January 31, 1999, increased 38% to $897,770, compared to $649,405 in the same quarter one year ago. This is the result of contractual royalty revenues associated with the August 13, 1998 signing of a supply contract with Immunex to provide them and their collaborative partner IVAX, with bulk paclitaxel. In the quarter ended January 31, 1999, these high-margin revenues were $291,000. For the nine months ended January 31, 1999, revenues declined 9% from the same period one year ago because of lower sales of paclitaxel.

    GROSS PROFIT. Total gross profit in the three and nine months ended January 31, 1999, includes a one-time charge of $19.7 million for the write-down of paclitaxel related inventory to its estimated net realizable value, a write-down of advance payments made for the purchase of cultivated yew trees, and estimated costs for terminating yew tree cultivar contracts. This is part of the total charge taken in the third quarter of fiscal 1999 of $25.6 million to reflect the Company's decision to exit the paclitaxel business.

    Excluding the one-time charge, gross profit for the Company was 21.4% and 21.6% of total revenues in the quarters ended January 31, 1999, and 1998, respectively, and 25.8% and 20.5% of total revenues in the nine month periods ended January 31, 1999, and 1998, respectively. The increases are the result of improved efficiencies in the manufacturing process. In the three and nine month periods ended January 31, 1999, gross profit for the natural products industry segment was 18.0% and 24.4% of total natural product revenues, respectively. In the three and nine month periods ended January 31, 1998, gross profit for the natural products industry segment was 2.6% and 8.6% of total natural product revenues, respectively. The Company's gross margin percentage has increased in the three and nine month periods ended January 31, 1999 because of increased volume resulting in manufacturing efficiencies, better absorption of fixed costs and lower per unit costs. In the third quarter of fiscal 1999, the Company did experience higher manufacturing costs related to lack of high quality biomass, which negatively impacted gross margins from nutraceutical products. The quality of biomass will always be important to margins because better quality material will positively impact yield outputs. Management has implemented research programs to identify methodologies to improve biomass quality. Future results could be negatively impacted by the quality of biomass, although it is not possible to predict the exact amount.


    Gross profit for technical services in the three months and nine months ended January 31, 1999, was 25.1% and 27.4%, respectively, as compared to 30.8% and 28.3% in the three and nine months ended January 31, 1998, respectively. These changes are the result of a change in the mix of technical service projects, which can alter gross profit quarter-to-quarter.


    OPERATING EXPENSES. Research and development expenses were $318,581 in the quarter ended January 31, 1999, compared to $536,128 in the quarter ended January 31, 1998, a decrease of almost 41%. Research and development expenses in the nine months ended January 31, 1999, were $1,136,479, a decrease of 37% compared to the same period last year. These decreases in research and development costs were because some R&D employees were deployed to work on billable projects in the Technical Services business unit, the result of increasing customer projects. As new staff is hired in Technical Services, the R&D personnel will go back to their research assignments. The Company intends to actively continue research and development efforts, and expects research and development expenses to return to their historical levels.

    Sales and marketing expenses in the quarter ended January 31, 1999, were $624,314, an increase of $62,619, or 11% over the same three-month period last year. Sales and marketing expenses in the nine months ended January 31, 1999, were $2,120,511, an increase of $487,110, or 30% over the same nine-month period last year. The increases represent the Company's accelerated efforts to market new products, particularly in the areas of nutraceuticals and natural food ingredients. The Company added new staff and increased spending on advertising and marketing materials for launches of new products, such as TT550-TM-, a ginger-based product for motion sickness. Further, higher commission costs were incurred as a result of higher revenues.

    General and administrative expenses were $1,546,238 in the third quarter of fiscal 1999, a 2% increase compared to general and administrative expenses in the same quarter of fiscal 1998. For the nine months ended January 31, 1999, general and administrative costs were $4,848,124, an 11% increase over the same period last year. These increases are the result of staff additions and additional depreciation expense on certain new leasehold improvements.

    In the three and nine months ended January 31, 1999, the Company recognized a charge to operating expenses of $5.9 million as part of the total write-down taken in the third quarter of fiscal 1999 of $25.6 million to reflect the Company's decision to exit the paclitaxel business. This operating expense charge includes the write-down of paclitaxel related equipment and intangibles.

    INTEREST INCOME/EXPENSE. Interest income was $29,713 and $79,521 in the three and nine months ended January 31, 1999, respectively, compared to $81,363 and $281,240 in the three and nine months ended January 31, 1998, respectively. The decrease is the result of less capital available for investment. Interest expense in the three and nine-month periods ended January 31, 1999, was $190,653 and $370,131, respectively, compared to $3,380 and $10,043 in the three and nine-month periods ended January 31, 1998, respectively. The increases reflect the Company's use of its line of credit during fiscal 1999.

    OTHER INCOME. Other income was $42,037 and $361,461 for the nine months ended January 31, 1999, and 1998, respectively. The decrease in other income is due to the sale of certain investments held by the Company in fiscal 1998 and the associated gains from these sales.

    INCOME TAXES. The Company has not benefited its net loss for the three and nine months ended January 31, 1999, because of uncertainty regarding its realization. The Company has a net deferred income tax asset of $2,959,306 as of January 31, 1999. The deferred tax assets are recorded net of a valuation allowance of approximately $11 million as of January 31, 1999. In assessing the amount of its net deferred tax assets considered realizable, management has considered the following factors: (1) taxable income projected within the next twenty-four months; (2) the expiration dates of its net operating loss and tax credit carryovers; (3) tax planning strategies which would allow Hauser to generate significant taxable income from existing assets (including possible sale-lease back scenarios for its land, property and equipment held fee simple); and (4) its planned exit from the paclitaxel business. The amount of the deferred tax asset considered realizable could be reduced in the near term if estimates of future taxable income do not materialize.

    The proposed merger has been structured as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Management believes that substantially all of the excess purchase price will be allocated to non-deductible goodwill. In addition, the Company's use of its current net operating loss carryforward may be limited in the future if ZGNA's ownership exceeds 50%, as defined in Section 382 of the Code, within three years of the merger. Thus, management believes that the proposed merger will not have a significant impact on the company's recorded deferred tax assets. Further, because of the substantial uncertainties included with integrating the operations of Hauser and ZGNA, management believes that the merger will have no immediate effect on the combined Company's ability to realize its deferred tax assets.

LIQUIDITY AND CAPITAL RESOURCES

    GENERAL. Total unrestricted cash and cash equivalents were $4,124,954 at January 31, 1999, compared to $2,081,796 at April 30, 1998. The increase is primarily the result of increased borrowings against the bank line of credit and a deposit related to the sale of inventory, offset by purchases of raw material inventory and the acquisition of capital equipment.

    The Company has a revolving line of credit totaling $7.0 million which expires on May 15, 1999. As of January 31, 1999, the Company had borrowed $6.0 million under this line and $731,084 had been applied against letters of credit for the purchase of raw materials. The Company expects to pay the balance of this line of credit from the new credit facility with Wells Fargo Bank, N.A. as a result of the anticipated merger with Zuellig. Under the terms of the loan agreement, all assets of the Company, with the exception of intangibles, are secured by the bank. Additionally, the Company has a lease credit line with a bank of $500,000; as of January 31, 1999, $350,861 was available for use under this line. The Company's current line of credit requires that a restricted cash balance be maintained equal to one year's debt service of the outstanding line. This account can only be used to reduce the line of credit or pay interest. The restricted cash will be released upon the consummation of the merger and the refinancing of the Company's existing line of credit pursuant to the refinancing commitment secured from Wells Fargo. The Company does not use derivatives to manage its interest rate risk.

    The merger agreement entered into on December 8, 1998, includes a commitment from Wells Fargo Bank, N.A. to provide two credit facilities for an aggregate amount of $45.0 million to be guaranteed by each of its subsidiaries: a revolving line of credit up to $35.0 million for general working capital purposes maturing two years after the loan closing, and a $10.0 million non-revolving term commitment for financing the acquisition of fixed assets with a draw down period of two years and a maturity date of five years following the loan closing. The interest rate on the revolving credit facility is the Bank's prime rate minus 0.75% per annum or the Bank's quoted LIBOR rate plus 1.5% per annum. For the term loan fixed asset facility, the interest rate is the Bank's prime rate minus 0.5% per annum or the Bank's quoted LIBOR plus 1.75% per annum or on a specific fixed rate basis. A commitment fee will be charged of 0.25% per annum on the unused portion of the term loan fixed asset commitment. Management believes that current cash reserves and the credit facility commitments described above are sufficient to meet the Company's future liquidity needs and sufficient to fund anticipated merger and integration cost. Further, management believes that funds generated from business opportunities discussed earlier, will be sufficient to meet the liquidity needs of the Company on a long-term basis.

    The Company was not in compliance with the financial covenants associated with its line of credit as of April 30, 1998, July 31, 1998, October 31, 1998 and January 31, 1999. The Company has obtained waivers from the bank. Management believes that the financial covenants will not be met as of April 30, 1999 and is planning on obtaining a waiver from the bank. However, the Company believes that the covenants associated with the new credit facility with Wells Fargo Bank N.A. will be met based on the forecasted operating results once the anticipated merger is completed.

    In the process of exiting the paclitaxel business, management intends to negotiate early settlements with its growers of cultivated yew trees. An estimate of these settlement costs has been included in the one-time charge to earnings noted before, but the exact amount is uncertain at this time. The cost to terminate these contracts is expected to be funded from the sale of paclitaxel assets.

    In connection with the Merger, Hauser executed an inventory purchase agreement with Zuellig which is intended to provide interim financing for Hauser. Included in Deposits as of January 31, 1999, is $3 million received pursuant to this agreement. The purchase price for the inventory is the lower of cost or market. At any time, Hauser may require Zuellig to resell to Hauser all or any portion of the inventory purchased by Zuellig at the same price at which Zuellig purchased the inventory and require Zuellig to purchase substantially similar raw material and finished product having a value substantially equivalent to the repurchased inventory. Hauser will recognize revenue from the transaction upon the sale of the inventory to an unrelated party.

    WORKING CAPITAL. Working capital as of January 31, 1999, was $12,922,743 compared to $16,671,596 as of April 30, 1998. This decrease is primarily attributable to drawn funds that were used to fund operating losses and purchase capital assets and to the estimated costs accrued to exit the paclitaxel business.


    PROPERTY AND EQUIPMENT. Purchases of property and equipment in the first nine months of fiscal 1999, totaled $1,521,531. This was the result of new construction and improvements to manufacturing equipment for the production of nutraceuticals and food ingredients products. The Company also entered into new capital leases totaling $482,627 during the nine months ended January 31, 1999, primarily for laboratory equipment used in technical services. The Company expects future capital expenditures to be similar for the remainder of fiscal 1999. However, the Company expects expenditures to increase significantly in fiscal 2000 pending the merger with ZGNA and expects to fund these capital expenditures through the $10.0 million non-revolving term commitment described above.


    YEAR 2000. The Year 2000 problem is the result of computer systems and programs recognizing a date using "00" as the year 1900 rather than the year 2000, which could result in miscalculations or system failures. The term "Year 2000 compliant" means that all computers, computer systems, and software, including all firmware, microcode, and embedded software, will accurately and consistently process date data for all dates in the twentieth and twenty-first centuries (including leap year considerations and data) without any loss of functionality or performance. This processing includes calculating, comparing, sequencing, storing, retrieving, transmitting, receiving, sorting, and displaying date data when computers, computer systems, or software are used as stand-alone systems, or in combination with other software or hardware. These computer systems will function without interruption before, during, and after January 1, 2000, without any change in operation or performance associated with the advent of the new century. Additionally, these computer systems will respond to date data input in a way that resolves any ambiguity as to century in a defined and predetermined manner; and store and provide output of date data in ways that are unambiguous as to century. The term "software" includes, but is not limited to, firmware, embedded software, and microcode.

    The Company has undertaken a thorough review of its current information technology ("IT") and non-IT systems. This review is expected to be a continuing process. Initial results of the testing and identification phase of the Company's core systems indicate that approximately one third of its desktop computer systems (approximately 100 machines) and less than one fourth of its other microprocessor or microcontroller-based equipment (approximately 20 machines) are in need of replacement for Year 2000 compliance. The replacement of these machines is expected to be completed by October 1999. Cost of replacement is not expected to exceed $200,000. As the review progresses, this estimate could be revised. For the nine months ended January 31, 1999, the Company had expensed a total of $152,000 directly related to Year 2000 remediation efforts.

    As another part of Year 2000-compliance review, the Company has also undertaken a logical process of updating or deleting software systems known to have problems handling two-digit date information properly. The Company has completed the testing and identification phase of the review of its core applications supporting accounting, human resources and manufacturing processes. Upgrade or replacement of these applications is expected to be completed in the spring of 1999. The net cost of these upgrades is not expected to exceed an additional $50,000. The review of other software applications is underway at this time.

    The Company has also implemented a Year 2000 compliance inquiry program with its current and potential major vendors and suppliers as to both the status of their equipment and systems and any delays they anticipate in supplying goods and services to the Company. Management expects that this inquiry program will be completed by April 1, 1999. If a third party's systems are not Year 2000 compliant, that problem will be addressed directly with that third party.

    Management recognizes that failure to meet all Year 2000 issues could result in significant degradation of the Company's ability to provide laboratory testing, to manufacture products, and to invoice customers and pay vendors. Management is addressing these issues directly, aggressively pursuing upgrading all mission-critical systems.

    Management foresees the likely internal "worst case scenario" to be limited in scope, and could include a very small number of machines which may not handle date data correctly. In this event, processing of data will be shifted to other machines until replacement can be accomplished. No significant degradation of data collection or processing is anticipated.

    The other major risk to normal operations could result from the inability of our suppliers to provide materials, products and services. The Company has begun identifying alternative sources or suppliers to alleviate such circumstances.

    If, because of unforeseen circumstances, installed hardware and software systems cease to function on January 1, 2000, a disaster recovery contingency plan (currently being drafted) will be activated to handle the emergency situation. The disaster recovery plan is expected to include a disaster recovery computer center with sufficient equipment to allow the Company to continue data processing operations that will operate on a 24-hour-a-day basis until normal operations can be resumed. The Company has established relationships with several computer system vendors who will be contracted to provide the necessary hardware and software to support the contingency plan.

    The Company plans to devote the necessary resources to resolve all significant Year 2000 issues in a timely manner.

    SEASONALITY. The Company has experienced seasonality in its sales of nutraceutical products. Lower demand for these products is evident in the summer months and tends to increase in the fall and winter months.

FORWARD LOOKING STATEMENTS

    Certain oral and written statements of management of the Company included herein and elsewhere may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. These statements include the plans and objectives of management for future operations. The forward-looking statements included herein and elsewhere are based on current expectations that involve judgments which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward-looking statements will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                                                                      APPENDIX G

                      ZUELLIG BOTANICAL EXTRACTS, INC. AND
                              AFFILIATED COMPANIES

                 COMBINED FINANCIAL STATEMENTS AS OF MARCH 31,
                 1998 AND 1997 AND FOR EACH OF THE THREE YEARS
                     IN THE PERIOD ENDED MARCH 31, 1998 AND
                          INDEPENDENT AUDITORS' REPORT

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

                               TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                     -------------
INDEPENDENT AUDITORS' REPORT.......................................................................            G-1

COMBINED FINANCIAL STATEMENTS AS OF MARCH 31, 1998 AND 1997 AND FOR EACH OF THE THREE YEARS IN THE
  PERIOD ENDED MARCH 31, 1998:

  Combined Balance Sheets..........................................................................            G-2

  Combined Statements of Income....................................................................            G-3

  Combined Statements of Stockholders' Equity......................................................            G-4

  Combined Statements of Cash Flows................................................................            G-5

  Notes to the Combined Financial Statements.......................................................     G-6 - G-12

                          INDEPENDENT AUDITORS' REPORT

To Zuellig Botanical Extracts, Inc. and Affiliates:

    We have audited the accompanying combined balance sheets of Zuellig Botanical Extracts, Inc., ZetaPharm, Inc. and Wilcox Drug Company, Inc. (the "Companies"), all of which are under common ownership and common management, as of March 31, 1998 and 1997, and the related combined statements of income, stockholders' equity, and cash flows and for each of the three years in the period ended March 31, 1998. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the combined financial position of the Companies as of March 31, 1998 and 1997, and the combined results of their operations and their combined cash flows for each of the three years in the period ended March 31, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 12, 1999

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

                            COMBINED BALANCE SHEETS

                            MARCH 31, 1998 AND 1997

                                                                                         1998           1997
                                                                                     -------------  -------------
                                                     ASSETS
CURRENT ASSETS:
  Cash.............................................................................  $   1,866,735  $     838,754
  Receivables:
    Customers, less allowance for doubtful accounts of $215,410 in 1998 and
      $139,062 in 1997.............................................................     14,668,147     12,195,885
    Other receivables..............................................................        113,755         81,786
  Inventories......................................................................     13,071,303     11,922,572
  Prepaid expenses and other current assets........................................      1,325,241        738,358
  Deferred income taxes............................................................        440,543        246,997
  Due from affiliates..............................................................      1,528,868      5,345,622
                                                                                     -------------  -------------
      Total current assets.........................................................     33,014,592     31,369,974
                                                                                     -------------  -------------
PROPERTY:
  Land.............................................................................        312,101        312,101
  Machinery and equipment..........................................................        950,610        861,418
  Furniture and fixtures...........................................................        337,526        288,710
  Vehicles.........................................................................        289,583        296,723
  Leasehold improvements...........................................................        132,529        140,539
  Construction in progress.........................................................         39,136         12,469
                                                                                     -------------  -------------
                                                                                         2,061,485      1,911,960
  Accumulated depreciation and amortization........................................     (1,434,545)    (1,241,441)
                                                                                     -------------  -------------
      Property, net................................................................        626,940        670,519
                                                                                     -------------  -------------
OTHER ASSETS.......................................................................        275,468        211,520
                                                                                     -------------  -------------
TOTAL..............................................................................  $  33,917,000  $  32,252,013
                                                                                     -------------  -------------
                                                                                     -------------  -------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Short-term bank borrowings.......................................................  $  10,305,683  $  19,106,429
  Accounts payable.................................................................      8,244,654      3,332,941
  Accrued liabilities..............................................................      3,228,115      1,895,295
  Due to affiliates................................................................      1,492,480        392,552
  Current portion of long-term debt................................................                        55,000
  Bank overdraft...................................................................                       163,388
                                                                                     -------------  -------------
      Total current liabilities....................................................     23,270,932     24,945,605
                                                                                     -------------  -------------
COMMITMENTS AND CONTINGENCIES (Note 5)
STOCKHOLDERS' EQUITY:
  Cumulative preferred stock.......................................................      2,000,000      2,000,000
  Common stock.....................................................................          1,060          1,060
  Additional paid-in capital.......................................................      1,003,400      1,003,400
  Retained earnings................................................................      6,079,223      4,760,621
  Divisional equity................................................................      1,962,385        (58,673)
  Treasury stock...................................................................       (400,000)      (400,000)
                                                                                     -------------  -------------
      Total stockholders' equity...................................................     10,646,068      7,306,408
                                                                                     -------------  -------------
TOTAL..............................................................................  $  33,917,000  $  32,252,013
                                                                                     -------------  -------------
                                                                                     -------------  -------------

          See accompanying notes to the combined financial statements.

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

                         COMBINED STATEMENTS OF INCOME

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

                                                                          1998           1997           1996
                                                                     --------------  -------------  -------------
NET SALES TO THIRD PARTIES.........................................  $   94,333,310  $  68,111,118  $  55,483,409
NET SALES TO AFFILIATES............................................       6,793,310      5,029,129      5,958,205
                                                                     --------------  -------------  -------------
NET SALES..........................................................     101,126,620     73,140,247     61,441,614
COST OF SALES......................................................      84,318,709     62,285,139     49,861,090
                                                                     --------------  -------------  -------------
GROSS PROFIT.......................................................      16,807,911     10,855,108     11,580,524
COMMISSION AND OTHER INCOME........................................         282,939      1,389,012          5,515
                                                                     --------------  -------------  -------------
                                                                         17,090,850     12,244,120     11,586,039
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.......................       8,570,143      6,855,444      5,897,511
MANAGEMENT FEE EXPENSE.............................................       1,601,163        429,007        255,643
INTEREST EXPENSE...................................................       1,190,689      1,127,371        997,422
                                                                     --------------  -------------  -------------
INCOME BEFORE PROVISION FOR INCOME TAXES...........................       5,728,855      3,832,298      4,435,463
PROVISION FOR INCOME TAXES.........................................       2,389,195      1,214,928      1,036,714
                                                                     --------------  -------------  -------------
NET INCOME.........................................................  $    3,339,660  $   2,617,370  $   3,398,749
                                                                     --------------  -------------  -------------
                                                                     --------------  -------------  -------------

          See accompanying notes to the combined financial statements.

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

                  COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

                           CUMULATIVE PREFERRED
                                   STOCK           COMMON STOCK   ADDITIONAL
                          ----------------------- ---------------   PAID-IN     RETAINED     DIVISIONAL    TREASURY
                            SHARES      AMOUNT    SHARES  AMOUNT    CAPITAL     EARNINGS       EQUITY       STOCK         TOTAL
                          ----------- ----------- ------- ------- ----------- ------------  ------------  ----------  -------------

BALANCE, APRIL 1, 1995...         10  $ 2,000,000  1,060  $1,060  $1,003,400  $ (1,114,171)               $ (400,000) $   1,490,289
  Net income.............                                                        3,376,504  $     22,245                  3,398,749
  Dividends paid.........                                                         (200,000)                                (200,000)
                                  --
                                      ----------- ------- ------- ----------- ------------  ------------  ----------  -------------

BALANCE, MARCH 31,
  1996...................         10    2,000,000  1,060   1,060   1,003,400     2,062,333        22,245    (400,000)     4,689,038
  Net income (loss)......                                                        2,698,288       (80,918)                 2,617,370
                                  --
                                      ----------- ------- ------- ----------- ------------  ------------  ----------  -------------

BALANCE, MARCH 31,
  1997...................         10    2,000,000  1,060   1,060   1,003,400     4,760,621       (58,673)   (400,000)     7,306,408
  Net income.............                                                        1,318,602     2,021,058                  3,339,660
                                  --
                                      ----------- ------- ------- ----------- ------------  ------------  ----------  -------------

BALANCE, MARCH 31,
  1998...................         10  $ 2,000,000  1,060  $1,060  $1,003,400  $  6,079,223  $  1,962,385  $ (400,000) $  10,646,068
                                  --
                                  --
                                      ----------- ------- ------- ----------- ------------  ------------  ----------  -------------
                                      ----------- ------- ------- ----------- ------------  ------------  ----------  -------------

          See accompanying notes to the combined financial statements.

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

                       COMBINED STATEMENTS OF CASH FLOWS

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

                                                                           1998           1997           1996
                                                                       -------------  -------------  -------------
OPERATING ACTIVITIES:
  Net income.........................................................  $   3,339,660  $   2,617,370  $   3,398,749
  Adjustments to reconcile net income to net cash provided by (used
    in) operating activities:
    Depreciation and amortization....................................        240,329        228,379        212,024
    Gain on sale of property.........................................         (5,914)        (4,000)       (17,290)
    Deferred income taxes............................................       (193,546)        67,610        (26,158)
    Reversal of accrued environmental cleanup costs..................                      (805,282)
    Changes in operating assets and liabilities:
      Receivables....................................................     (2,504,231)    (2,886,954)    (4,360,119)
      Inventories....................................................     (1,148,731)    (3,026,220)    (3,236,603)
      Prepaid expenses and other assets..............................       (586,883)      (500,844)       (58,328)
      Deposits on cultivation projects...............................        (63,948)       (67,467)      (107,384)
      Accounts payable...............................................      4,911,713        (31,710)     1,595,363
      Accrued liabilities............................................      1,332,820        138,377        686,614
      Due to/from affiliates.........................................      4,910,682     (3,630,314)    (1,134,810)
                                                                       -------------  -------------  -------------
          Net cash provided by (used in) operating
            activities...............................................     10,231,951     (7,901,055)    (3,047,942)
                                                                       -------------  -------------  -------------
INVESTING ACTIVITIES:
  Increase in other assets...........................................                                       (1,885)
  Purchase of property...............................................       (192,836)      (171,909)      (357,304)
  Proceeds from sale of property.....................................          8,000         16,252         21,840
                                                                       -------------  -------------  -------------
          Net cash used in investing activities......................       (184,836)      (155,657)      (337,349)
                                                                       -------------  -------------  -------------
FINANCING ACTIVITIES:
  Net (repayments) borrowings under line-of-credit agreements........     (8,800,746)     2,310,117      3,815,056
  Principal payments on long-term debt...............................        (55,000)       (55,000)       (55,000)
  (Decrease) increase in bank overdraft..............................       (163,388)        79,821         75,850
  Proceeds from bank borrowings......................................                     6,200,000
  Dividends paid.....................................................                                     (200,000)
                                                                       -------------  -------------  -------------
          Net cash (used in) provided by financing
            activities...............................................     (9,019,134)     8,534,938      3,635,906
                                                                       -------------  -------------  -------------
NET INCREASE IN CASH.................................................      1,027,981        478,226        250,615
CASH, BEGINNING OF YEAR..............................................        838,754        360,528        109,913
                                                                       -------------  -------------  -------------
CASH, END OF YEAR....................................................  $   1,866,735  $     838,754  $     360,528
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION--Cash paid during the year for:
    Interest.........................................................  $   1,172,781  $   1,113,066  $   1,015,854
    Income taxes.....................................................  $   1,430,130  $     732,763  $     751,484

          See accompanying notes to the combined financial statements.

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF COMBINATION--The combined financial statements include the accounts of Zuellig Botanical Extracts, Inc. ("ZBE"), ZetaPharm, Inc. ("ZetaPharm") and Wilcox Drug Company, Inc. ("Wilcox," together with ZBE and ZetaPharm, the "Companies"), which are affiliated through common ownership and common management. ZBE is a wholly owned subsidiary of Zuellig Botanicals, Inc. ("ZBI"). ZBI, ZetaPharm and Wilcox are wholly owned subsidiaries of Zuellig Group N.A., Inc. ("ZGNA"). All significant intercompany balances and transactions have been eliminated in combination.

    ZBE is a distributor of bulk standardized and non-standardized nutraceutical extracts to manufacturers of dietary supplements. ZetaPharm is a distributor of bulk fine chemicals, excipients and active ingredients used in the manufacture of generic pharmaceuticals. Wilcox is a supplier of wild gathered and cultivated botanical raw materials. The botanical raw materials sold by Wilcox are used in the manufacture of nutraceutical extracts or the production of botanical powders, both of which are sold to manufacturers of dietary supplements.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    CONCENTRATION OF CREDIT RISK--Financial instruments that subject the Companies to credit risk consist primarily of cash and accounts receivable. The Companies place cash with high quality financial institutions and have not experienced losses with respect to these items. Concentration of credit risk with respect to accounts receivable is generally diversified due to the large number of entities composing the Companies' customer base and their geographic dispersion. The Companies perform ongoing credit evaluations of their customers and maintain allowances for potential credit losses.

    In 1997, sales to one customer accounted for 11% of net sales.

    INVENTORIES--Inventories consist of botanical and herbal products held for resale and are stated at the lower of cost or market, with cost determined primarily by specific identification.

    PROPERTY--Property is stated at cost less accumulated depreciation and amortization. Depreciation is provided for primarily using the straight-line method over estimated useful lives ranging from 2 to 15 years. Leasehold improvements are amortized over the shorter of the terms of the leases or the assets' estimated useful lives.

    IMPAIRMENT OF LONG-LIVED ASSETS--The Companies review the recoverability of long-lived and intangible assets to determine whether there has been any impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. This assessment is performed based on the estimated future cash flows compared with the asset's carrying value. If the future cash flows (undiscounted and without interest charges) are less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value.

    INCOME TAXES--The Companies are included in ZGNA's consolidated federal income tax return and combined California franchise tax return. California franchise taxes are allocated to the Companies based

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) on factors used to apportion taxable income to ZGNA's subsidiaries. Other state income taxes are recorded based on the Companies' separate income tax returns. The benefits of state tax credits are utilized to the extent available to the combined group. Federal income taxes are computed as if the Companies filed separate income tax returns.

    Deferred income tax assets and liabilities are computed for differences between the financial statement and income tax bases of assets and liabilities. Such deferred income tax asset and liability computations are based on enacted tax laws and rates applicable to years in which the differences are expected to reverse. A valuation allowance is established, when necessary, to reduce deferred income tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the year plus or minus the change during the year in deferred income tax assets and liabilities.

    ALLOCATION OF EXPENSES--ZBE was incorporated on August 27, 1998. Prior to that time, the accounts of ZBE were not maintained on a stand-alone basis. Revenues and, when practicable, expenses have been allocated between ZBI and ZBE on a specific identification basis. Certain selling, general and administrative expenses have been incurred by ZBI during the ordinary course of business and are not specifically allocable to ZBI or ZBE. In these instances, management has allocated expenses based on sales mix or a percentage of time spent on extract-related administrative duties. The Companies' management believes that these methods of allocation are reasonable.

2. INVENTORIES

    Inventories consist of the following:

                                                                     1998           1997
                                                                 -------------  -------------
Raw materials..................................................  $   3,819,730  $   4,133,813
Finished goods.................................................      9,251,573      7,788,759
                                                                 -------------  -------------
Total..........................................................  $  13,071,303  $  11,922,572
                                                                 -------------  -------------
                                                                 -------------  -------------

3. BANK BORROWINGS

    During 1998, the Companies, ZGNA and certain affiliates entered into various credit agreements with a bank whereby they may borrow up to $35,000,000 under a revolving credit agreement, with an additional $3,000,000 available upon approval by the bank, and up to $750,000 under a non-revolving line of credit with a term repayment option through December 1, 1998 (the "1998 Credit Agreements"). Under the terms of the 1998 Credit Agreements, $3,000,000 is available for the issuance of letters of credit with a maximum term of 150 days. Advances bear interest at either the bank's reference rate at the time of each borrowing or LIBOR plus 1.75% (rates at March 31, 1998 range from 7.51% to 8.5%).

    The amount outstanding under the Companies' 1998 Credit Agreements was $10,305,683 at March 31, 1998. The aggregate amount outstanding under the 1998 Credit Agreements for ZGNA and its subsidiaries was $17,601,879 at March 31, 1998. All borrowings are collateralized by receivables and inventories, and all borrowings are cross-guaranteed by the Companies, ZGNA and affiliates participating in the 1998 Credit Agreements.

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

3. BANK BORROWINGS (CONTINUED)
    The 1998 Credit Agreements require the Companies, ZGNA and affiliates to maintain certain specified operating ratios, minimum tangible net worth and certain other requirements. The agreements also require the bank's approval to incur additional indebtedness. These 1998 Credit Agreements were superceded and replaced by the 1999 Credit Agreements, as discussed below.

    During December 1998, the 1998 Credit Agreements were extended for eight days. On December 8, 1998 the Companies, ZGNA and its affiliates entered into various new credit agreements (the "1999 Credit Agreements") with a bank whereby they may borrow up to $38,000,000 under a revolving credit agreement, with an additional $6,500,000 available under a non-revolving loan commitment. The 1999 Credit Agreements have a term repayment option through April 30, 1999. Under the terms of the 1999 Credit Agreements, $1,500,000 is available for the issuance of letters of credit with a maximum term of 150 days. Advances under the revolving line of credit bear interest at either prime minus .75% or LIBOR plus 1.5%. Advances under the non-revolving loan commitment bear interest at either prime minus .5% or LIBOR plus 1.75%. All borrowings are collateralized by receivables and inventories, and all borrowings are cross-guaranteed by the Companies, ZGNA and affiliates participating in the 1999 Credit Agreements.

    During 1997, the Companies, ZGNA and certain affiliates entered into various credit agreements (the "1997 Credit Agreements"). Advances accrue interest at either the bank's reference rate at the time of borrowing or LIBOR plus 1.85%. The amount outstanding under the Companies' 1997 Credit Agreement was $19,106,429 at March 31, 1997. These 1997 Credit Agreements were superceded and replaced by the 1998 Credit Agreements, discussed above.

    During 1996, the Companies, ZGNA and certain affiliates entered into various credit agreements (the "1996 Credit Agreements"). Advances bear interest at the bank's prime lending rate or LIBOR plus 2.5%, and acceptances bear interest at the bank's prevailing acceptance rate at the time of each borrowing. The 1996 Credit Agreements were superceded and replaced by the 1997 Credit Agreements, discussed above.

4. LONG-TERM DEBT

    Long-term debt at March 31, 1997 consisted of a note payable to a former Wilcox stockholder of $55,000. The entire balance was repaid in 1998.

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

5. LEASE COMMITMENTS

    The Companies lease their facilities and certain equipment. At March 31, 1998, future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year are as follows:

                                                                                      FUTURE
                                                                                     MINIMUM
YEAR ENDING                                                                           LEASE
MARCH 31,                                                                            PAYMENTS
----------------------------------------------------------------------------------  ----------
1999..............................................................................  $  274,834
2000..............................................................................     197,175
2001..............................................................................     176,775
2002..............................................................................      74,400
2003..............................................................................      74,400
                                                                                    ----------
Total.............................................................................  $  797,584
                                                                                    ----------
                                                                                    ----------

    The facilities leases generally include provisions for rent escalation to reflect increased operating costs or require the Company to pay property taxes, maintenance and utility costs. One lease includes a renewal option for an additional five-year term.

    Rent expense for the years ended March 31, 1998, 1997 and 1996 was $261,802, $256,654 and $255,872, respectively.

6. INCOME TAXES

    The components of income tax expense are as follows:

                                                          1998          1997          1996
                                                      ------------  ------------  ------------
Current:
  Federal...........................................  $  2,022,113  $    967,684  $    790,124
  State.............................................       560,628       179,634       272,748
                                                      ------------  ------------  ------------
                                                         2,582,741     1,147,318     1,062,872
                                                      ------------  ------------  ------------

Deferred:
  Federal...........................................      (255,720)      362,146       627,372
  State.............................................       (24,285)       24,177        19,978

Adjustment to valuation allowance:
  Federal...........................................        75,647      (290,907)     (647,032)
  State.............................................        10,812       (27,806)      (26,476)
                                                      ------------  ------------  ------------
                                                          (193,546)       67,610       (26,158)
                                                      ------------  ------------  ------------
Total...............................................  $  2,389,195  $  1,214,928  $  1,036,714
                                                      ------------  ------------  ------------
                                                      ------------  ------------  ------------

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

6. INCOME TAXES (CONTINUED)
    The actual income tax provisions on earnings from operations subject to income taxes differ from the statutory federal income tax rate due to the following:

                                                          1998          1997          1996
                                                      ------------  ------------  ------------
Federal income taxes at the statutory rate..........  $  1,947,811  $  1,302,982  $  1,508,057
State income taxes, net of federal benefit..........       323,069       221,233       205,158
Adjustment to valuation allowance...................        86,459      (318,713)     (673,508)
Other...............................................        31,856         9,426        (2,993)
                                                      ------------  ------------  ------------
Total...............................................  $  2,389,195  $  1,214,928  $  1,036,714
                                                      ------------  ------------  ------------
                                                      ------------  ------------  ------------

    Deferred income tax assets and liabilities at March 31, 1998 and 1997 are as follows:

                                                                         1998         1997
                                                                      -----------  -----------
Deferred income tax assets:
  Accrued environmental cleanup costs...............................  $    15,070  $    19,325
  Allowance for doubtful accounts...................................      123,400       67,270
  Reserve for inventory obsolescence................................      206,270      112,623
  Inventory capitalization..........................................      287,706      275,929
  State income taxes................................................       88,976
  Other.............................................................        7,351       27,763
                                                                      -----------  -----------
Total deferred income tax assets....................................      728,773      502,910
                                                                      -----------  -----------
Deferred income tax liabilities:
  Prepaid expenses..................................................       33,111       83,438
  State income taxes................................................                    18,261
  Other.............................................................       16,457        2,011
                                                                      -----------  -----------
Total deferred income tax liabilities...............................       49,568      103,710
                                                                      -----------  -----------
Valuation allowance.................................................     (238,662)    (152,203)
                                                                      -----------  -----------
Total...............................................................  $   440,543  $   246,997
                                                                      -----------  -----------
                                                                      -----------  -----------

7. RELATED PARTY TRANSACTIONS

    Amounts due to/from affiliates consist primarily of management fees, intercompany tax allocations and balances arising from product sales to ZBI.

    The Companies sold products to ZBI totaling $6,793,310, $5,029,129 and $5,958,205 during 1998, 1997 and 1996, respectively.

    The Companies incurred management fee expense with affiliates of approximately $1,601,163, $429,007 and $255,643 during 1998, 1997 and 1996, respectively.

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

8. EMPLOYEE BENEFITS

    ZetaPharm has an employment contract with its president that provides for incentive compensation based on defined earnings. Compensation expense recorded under this plan in 1998, 1997 and 1996 was approximately $306,000, $252,300 and $180,066, respectively. The employment contract may be terminated by either party upon six months' notice.

    Wilcox has an executive bonus plan and incentive compensation arrangements for key employees based on an earnings formula. Compensation expense of $32,207 and $367,382 was recorded under these plans in 1997 and 1996, respectively. There was no compensation expense recorded in 1998.

    During 1998, the Companies established a 401(k) plan under which the Companies make matching contributions, as defined. Additionally, the Companies make a 2% contribution based on the qualified employee's compensation to the individual's 401(k) account. During 1998, the Companies recorded contribution expense of $140,879.

    During 1997 and 1996, the Companies provided a simplified employee pension plan under which the Companies made contributions based on a percentage of the qualified employee's compensation to the individual's retirement account under Internal Revenue Code Sec. 408(k). Such percentage was 4% during 1997 and 1996 and amounted to $121,246 and $59,706, respectively. This plan was terminated in 1998.

9. ACCRUED ENVIRONMENTAL CLEANUP COSTS

    On March 15, 1994, Wilcox and 78 other potentially responsible parties executed a consent decree with the Environmental Protection Agency ("EPA"), in accordance with the Comprehensive Environmental Response, Compensation and Liability Act for the cleanup of a designated Superfund Site. Wilcox accrued a liability for the environmental cleanup costs of $1.5 million in fiscal 1994. During 1997, Wilcox was informed that the EPA had substantially reduced its estimate with respect to the cleanup costs and counsel advised that it believed that Wilcox would not be required to make additional payments with respect to the cleanup. Accordingly, management reversed substantially all of the remaining accrued environmental cleanup costs.

                        ZUELLIG BOTANICAL EXTRACTS, INC.
                            AND AFFILIATED COMPANIES

             NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)

                   YEARS ENDED MARCH 31, 1998, 1997 AND 1996

10. CAPITAL STRUCTURE

    The capital structures of the Companies are as follows:

                                                                        1998          1997
                                                                    ------------  ------------
ZETAPHARM:
Cumulative preferred stock, $200,000 par value: authorized, issued and outstanding, 10 shares......................................  $  2,000,000  $  2,000,000
Common stock, $1 par value; authorized, 1,000 shares; issued and
  outstanding, 960 shares.........................................           960           960
Additional paid-in capital........................................     1,000,000     1,000,000
Retained earnings.................................................     3,744,815     1,785,685

WILCOX:
Common stock, $1 par value; authorized, 1,000 shares; issued, 100
  shares; outstanding, 80 shares..................................           100           100
Additional paid-in capital........................................         3,400         3,400
Treasury stock....................................................      (400,000)     (400,000)
Retained earnings.................................................     2,334,408     2,974,936

ZBE:
Divisional equity.................................................     1,962,385       (58,673)

11. SUBSEQUENT EVENTS

    On December 9, 1998, ZGNA and ZBI announced that ZBE, ZetaPharm and Wilcox will merge with Hauser Inc. ("Hauser"), a non-affiliated manufacturer of natural products headquartered in Boulder, Colorado. Hauser will also have an option to acquire the powders business of ZBI. Upon closing, ZGNA and ZBI will own collectively up to 10.05 million shares, representing approximately 49% of Hauser's outstanding common stock. The agreement is subject to approval by Hauser's shareholders and customary closing conditions.

    During 1999, ZetaPharm's principal generic ingredient supplier elected to sell its products directly, rather than utilize ZetaPharm as its distributor. ZetaPharm's sales of generic ingredients represented 33%, 31% and 21% of the Companies' combined net sales for the years ended March 31, 1998, 1997 and 1996, respectively. Management expects that the revenue from the sale of generic ingredients will significantly decline in fiscal year 1999, and will be insignificant in fiscal year 2000.

                                     ******

                                                                      APPENDIX H

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

                       CONDENSED COMBINED BALANCE SHEETS


                                                                                      JANUARY 31,     MARCH 31,
                                                                                         1999           1998
                                                                                     -------------  -------------
                                                                                      (UNAUDITED)
                                      ASSETS

CURRENT ASSETS:
  Cash.............................................................................  $      11,886  $   1,866,735
  Receivables:
    Customers, less allowance for doubtful accounts of $478,369 at January 31,
      1999; $215,410 at March 31, 1998.............................................     12,467,633     14,668,147
    Other receivables..............................................................        151,003        113,755
  Inventories......................................................................     26,334,737     13,071,303
  Prepaid expenses and other current assets........................................      2,965,277      1,325,241
  Deferred income taxes............................................................        440,543        440,543
  Due from affiliates..............................................................             --      1,528,868
                                                                                     -------------  -------------
      Total current assets.........................................................     42,371,079     33,014,592
                                                                                     -------------  -------------
PROPERTY
  Land.............................................................................        312,101        312,101
  Machinery and equipment..........................................................      1,015,096        950,610
  Furniture and fixtures...........................................................        337,526        337,526
  Vehicles.........................................................................        277,058        289,583
  Leasehold improvements...........................................................        132,529        132,529
  Construction in progress.........................................................         14,947         39,136
                                                                                     -------------  -------------
                                                                                         2,089,257      2,061,485
  Accumulated depreciation and amortization........................................     (1,570,653)    (1,434,545)
                                                                                     -------------  -------------
      Property, net................................................................        518,604        626,940
                                                                                     -------------  -------------
OTHER ASSETS.......................................................................        230,483        275,468
                                                                                     -------------  -------------
TOTAL..............................................................................  $  43,120,166  $  33,917,000
                                                                                     -------------  -------------
                                                                                     -------------  -------------

                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term bank borrowings.......................................................  $  20,633,583  $  10,305,683
  Accounts payable.................................................................      7,895,173      8,244,654
  Accrued liabilities..............................................................      1,363,468      3,228,115
  Due to affiliates................................................................      1,222,111      1,492,480
                                                                                     -------------  -------------
      Total current liabilities....................................................     31,114,335     23,270,932
                                                                                     -------------  -------------
STOCKHOLDERS' EQUITY:
  Cumulative preferred stock.......................................................      2,000,000      2,000,000
  Common stock.....................................................................          1,061          1,060
  Additional paid-in capital.......................................................      1,003,499      1,003,400
  Retained earnings................................................................      9,401,271      6,079,223
  Divisional equity................................................................             --      1,962,385
  Less treasury stock..............................................................       (400,000)      (400,000)
                                                                                     -------------  -------------
      Total stockholders' equity...................................................     12,005,831     10,646,068
                                                                                     -------------  -------------
TOTAL..............................................................................  $  43,120,166  $  33,917,000
                                                                                     -------------  -------------
                                                                                     -------------  -------------


     See accompanying notes to the condensed combined financial statements.

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

               CONDENSED COMBINED STATEMENTS OF INCOME--UNAUDITED

                                                                                           TEN MONTHS ENDED
                                                                                             JANUARY 31,
                                                                                     ----------------------------
                                                                                         1999           1998
                                                                                     -------------  -------------
NET SALES TO THIRD PARTIES.........................................................  $  62,558,512  $  76,907,355

NET SALES TO AFFILIATES............................................................      9,323,067      5,156,613
                                                                                     -------------  -------------

NET SALES..........................................................................     71,881,579     82,063,968

COST OF SALES......................................................................     61,587,642     68,178,332
                                                                                     -------------  -------------

GROSS PROFIT.......................................................................     10,293,937     13,885,636

COMMISSION AND OTHER INCOME........................................................        397,784        177,415
                                                                                     -------------  -------------

                                                                                        10,691,721     14,063,051

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.......................................      6,361,221      7,317,222

MANAGEMENT FEE EXPENSE.............................................................        870,176        832,716

INTEREST EXPENSE...................................................................      1,122,798        987,838
                                                                                     -------------  -------------

INCOME BEFORE PROVISION FOR INCOME TAXES...........................................      2,337,526      4,925,275

PROVISION FOR INCOME TAXES.........................................................        977,863      2,027,926
                                                                                     -------------  -------------

NET INCOME.........................................................................  $   1,359,663  $   2,897,349
                                                                                     -------------  -------------
                                                                                     -------------  -------------

     See accompanying notes to the condensed combined financial statements.

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

             CONDENSED COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

                                CUMULATIVE
                              PREFERRED STOCK      COMMON STOCK   ADDITIONAL
                          ----------------------- ---------------   PAID-IN     RETAINED     DIVISIONAL    TREASURY
                            SHARES      AMOUNT    SHARES  AMOUNT    CAPITAL     EARNINGS       EQUITY       STOCK         TOTAL
                          ----------- ----------- ------- ------- ----------- ------------  ------------  ----------  -------------
BALANCE, APRIL 1, 1998...         10  $ 2,000,000  1,060  $1,060  $1,003,400  $  6,079,223  $  1,962,385  $ (400,000) $  10,646,068
Net income...............                                                        1,359,663                                1,359,663
Reclassification of
  divisional equity......                                                        1,962,385    (1,962,385)                        --
Issuance of common
  stock..................                              1       1          99                                                    100
                                  --
                                      ----------- ------- ------- ----------- ------------  ------------  ----------  -------------
BALANCE, JANUARY 31,
  1999...................         10  $ 2,000,000  1,061  $1,061  $1,003,499  $  9,401,271  $         --  $ (400,000) $  12,005,831
                                  --
                                  --
                                      ----------- ------- ------- ----------- ------------  ------------  ----------  -------------
                                      ----------- ------- ------- ----------- ------------  ------------  ----------  -------------

     See accompanying notes to the condensed combined financial statements.

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES



             CONDENSED COMBINED STATEMENTS OF CASH FLOWS--UNAUDITED



                                                                                           TEN MONTHS ENDED
                                                                                              JANUARY 31,
                                                                                     -----------------------------
                                                                                          1999           1998
                                                                                     --------------  -------------
OPERATING ACTIVITIES:
  Net income.......................................................................  $    1,359,663  $   2,897,349
  Adjustments to reconcile net income to net cash (used in) provided by operating activities:
    Depreciation and amortization..................................................         175,058        202,424
    Gain on sale of property.......................................................          (2,355)        (5,000)
    Changes in operating assets and liabilities:
      Receivables..................................................................       2,200,514     (6,980,944)
      Inventories..................................................................     (13,263,434)    (1,742,550)
      Prepaid expenses and other assets............................................      (1,677,284)    (1,961,197)
      Deposits on cultivation projects.............................................          31,460       (100,345)
      Accounts payable.............................................................        (349,481)     8,603,294
      Accrued liabilities..........................................................      (1,864,647)       596,944
      Due to/from affiliates.......................................................       1,258,599      5,744,093
                                                                                     --------------  -------------
        Net cash (used in) provided by operating activities........................     (12,131,907)     7,254,068
                                                                                     --------------  -------------

INVESTING ACTIVITIES:
  Decrease in other assets.........................................................          13,525         10,000
  Purchase of property.............................................................         (70,247)      (180,213)
  Proceeds from sale of property...................................................           5,880          8,000
                                                                                     --------------  -------------
        Net cash used in investing activities......................................         (50,842)      (162,213)
                                                                                     --------------  -------------

FINANCING ACTIVITIES:
  Net borrowings (repayments) under line-of-credit agreements......................      10,327,900     (6,679,300)
  Principal payments on long term debt.............................................              --        (41,250)
                                                                                     --------------  -------------
        Net cash provided by (used in) financing activities........................      10,327,900     (6,720,550)
                                                                                     --------------  -------------

NET CHANGE IN CASH.................................................................      (1,854,849)       371,305

CASH, BEGINNING OF PERIOD..........................................................       1,866,735        838,754
                                                                                     --------------  -------------

CASH, END OF PERIOD................................................................  $       11,886  $   1,210,059
                                                                                     --------------  -------------
                                                                                     --------------  -------------



     See accompanying notes to the condensed combined financial statements.

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

              NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS

                   AS OF JANUARY 31, 1999 AND MARCH 31, 1998

             AND FOR THE TEN MONTHS ENDED JANUARY 31, 1999 AND 1998

                                  (UNAUDITED)

1. BASIS OF PRESENTATION

    PRINCIPLES OF COMBINATION--The combined financial statements include the accounts of Zuellig Botanical Extracts, Inc. ("ZBE"), ZetaPharm, Inc. ("ZetaPharm") and Wilcox Drug Company, Inc. ("Wilcox", together with ZBE and ZetaPharm, the "Companies"), which are affiliated through common ownership and common management. ZBE is a wholly owned subsidiary of Zuellig Botanicals, Inc. ("ZBI"). ZBI, ZetaPharm and Wilcox are wholly owned subsidiaries of Zuellig Group N.A., Inc. ("ZGNA"). All significant intercompany balances and transactions have been eliminated in combination.

    In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Companies' financial position as of January 31, 1999, and results of their operations and their cash flows for the periods ended January 31, 1999 and 1998.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    ALLOCATION OF EXPENSES--ZBE was incorporated on August 27, 1998. Prior to that time, the accounts of ZBE were not maintained on a stand-alone basis. Revenues and, when practicable, expenses have been allocated between ZBI and ZBE on a specific identification basis. Certain selling, general and administrative expenses have been incurred by ZBI during the ordinary course of business, and are not specifically allocable to ZBI or ZBE. In these instances, management has allocated expenses based on sales mix or a percentage of time spent on extract-related administrative duties. The Companies' management believes that these methods of allocation are reasonable.

2. INVENTORIES

    Inventories consist of botanical and herbal products held for resale and are stated at the lower of cost or market, with cost determined primarily by specific identification.

    Inventories are classified as follows:

                                                                  JANUARY 31,     MARCH 31,
                                                                     1999           1998
                                                                 -------------  -------------
Raw materials..................................................  $   7,690,250  $   3,819,730
Finished goods.................................................     18,644,487      9,251,573
                                                                 -------------  -------------
Total..........................................................  $  26,334,737  $  13,071,303
                                                                 -------------  -------------
                                                                 -------------  -------------

3. BANK BORROWINGS

    Short-term bank borrowings consist of a line of credit. During 1998, the Companies, ZGNA and certain affiliates entered into various credit agreements with a bank under which they may borrow up to

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

                   AS OF JANUARY 31, 1999 AND MARCH 31, 1998

             AND FOR THE TEN MONTHS ENDED JANUARY 31, 1999 AND 1998

                                  (UNAUDITED)

3. BANK BORROWINGS (CONTINUED)
$35,000,000 under a revolving credit agreement with an additional $3,000,000 available upon approval by the bank, and up to $750,000 under a non-revolving line of credit with a term repayment option through December 1, 1998 (the "1998 Credit Agreements"). Under the terms of the 1998 Credit Agreements, $3,000,000 was available for the issuance of letters of credit with a maximum term of 150 days. Advances bear interest at either the bank's reference rate at the time of each borrowing or LIBOR plus 1.75% (rates at March 31, 1998 range from 7.51% to 8.5%). The amount outstanding under the Companies' 1998 Credit Agreements was $10,305,683 at March 31, 1998.

    During December 1998, the 1998 Credit Agreements were extended for eight days. On December 8, 1998 the Companies, ZGNA and its affiliates entered into various new credit agreements (the "1999 Credit Agreements") with a bank under which they may borrow up to $38,000,000 under a revolving credit agreement with an additional $6,500,000 available under a non-revolving loan commitment. The 1999 Credit Agreements have a term repayment option through April 30, 1999. Under the terms of the 1999 Credit Agreements, $1,500,000 is available for the issuance of letters of credit with a maximum term of 150 days. Advances under the revolving line of credit bear interest at either prime minus .75% or LIBOR plus 1.5%. Advances under the non-revolving loan commitment bear interest at either prime minus .5% or LIBOR plus 1.75% (rates at January 31, 1999 range from 6.51% to 7.0%). The amount outstanding under the Companies' 1999 Credit Agreements was $20,633,583 at January 31, 1999. The aggregate amount outstanding under the 1999 Credit Agreements for ZGNA and its subsidiaries was $38,859,315 at January 31, 1999. All borrowings are collateralized by receivables and inventories, and all borrowings are cross-guaranteed by the Companies, ZGNA and affiliates participating in the credit agreements.

4. RELATED PARTY TRANSACTIONS

    Amounts due to/from affiliates consist primarily of management fees, intercompany tax allocations and balances arising from product sales to ZBI.

    The Companies sold products to ZBI totaling $9,323,067 and $5,156,613 during the ten months ended January 31, 1999 and 1998, respectively. Historically, products were sold to ZBI at margins comparable to margins generated from sales to third parties. During 1999, it was contemplated that Wilcox would merge into ZBI, and accordingly, all sales to ZBI during the ten months ended January 31, 1999 were made at cost.

    Management fees are charged based on a net funds employed formula, derived from key balance sheet accounts. The Companies incurred management fee expense with affiliates of $870,176 and $832,716 during the ten months ended January 31, 1999 and 1998, respectively.

5. PROPOSED MERGER

    On December 9, 1998, ZGNA and ZBI announced that ZBE, ZetaPharm and Wilcox will merge with Hauser Inc. ("Hauser"), a non-affiliated manufacturer of natural products headquartered in Boulder, Colorado. Hauser will also have an option to acquire the powders business of ZBI. Upon closing, ZGNA and ZBI will own collectively up to 10.05 million shares, representing approximately 49% of Hauser's

           ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

                   AS OF JANUARY 31, 1999 AND MARCH 31, 1998

             AND FOR THE TEN MONTHS ENDED JANUARY 31, 1999 AND 1998

                                  (UNAUDITED)

5. PROPOSED MERGER (CONTINUED)
outstanding common stock. The agreement is subject to approval by Hauser's shareholders and customary closing conditions.

6. CONCENTRATION


    During 1999, ZetaPharms's principal generic ingredient supplier elected to sell its products directly, rather than utilize ZetaPharm as its distributor. ZetaPharm's sales of generic ingredients represented 18% and 34% for the ten months ended January 31, 1999 and 1998, respectively. Management expects that the revenue from the sale of generic ingredients will significantly decline in fiscal year 1999 and will be insignificant in fiscal year 2000.

                  -Please Detach and Mail in the Envelope Provided-
--------------------------------------------------------------------------------

                                     HAUSER, INC.

           SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF

                        SHAREHOLDERS TO BE HELD ON JUNE 11, 1999



     The undersigned hereby constitutes, appoints and authorizes Dean P.
Stull or David I. Rosenthal, as true and lawful attorney and proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $.001 par value common stock of Hauser, Inc., a Colorado corporation, at the Special Meeting of Shareholders to be held at the offices of Chrisman, Bynum & Johnson, P.C., 1900 15th Street, Boulder, Colorado, 80302 at 10:00 a.m. Mountain TIme, on June 11, 1999 and at any and all adjournments thereof, for the following purposes:


             (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

                  -Please Detach and Mail in the Envelope Provided-
--------------------------------------------------------------------------------

/ X / PLEASE MARK YOUR
      VOTES AS INDICATED
      IN THIS EXAMPLE

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND EACH
                          OF THE PROPOSALS LISTED BELOW.

                                                           FOR  AGAINST  ABSTAIN
1. To consider and vote upon a proposal to approve the     / /    / /      / /
   Agreement and Plan of Merger, dated as of December 8, 1998 (the "Merger Agreement"), among Hauser, Zuellig
   Group N.A., Inc. ("ZGNA"), Zuellig Botanicals, Inc.
   ("ZBI"), a subsidiary of ZGNA, and certain other parties. Pursuant to the terms of the Merger Agreement,
   (1) three newly formed subsidiaries of Hauser will merge with and into three subsidiaries of ZGNA and, as a result, the three ZGNA subsidiaries will become wholly owned subsidiaries of Hauser (the "Merger") and
   (2) Hauser will issue shares of Common Stock of Hauser representing 49% of the issued and outstanding shares after giving effect to such issuance, subject to adjustment under certain circumstances.


                                                           FOR  AGAINST  ABSTAIN
2. To approve a resolution authorizing the Board of        / /    / /      / /
   Directors of Hauser, in their discretion, to effect a reverse stock split of the outstanding shares of Common Stock, if the Merger is approved and if necessary for NASDAQ National Market listing, whereby
   Hauser would issue (1) new share of Common Stock in exchange for between two (2) and five (5) shares of presently outstanding Common Stock.

3. To transact such other business as may properly come    / /    / /      / /
    before the meeting, or any adjournment thereof.


The undersigned herby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

ALL PROPOSALS ARE PROPOSED BY THE BOARD OF DIRECTORS OF HAUSER, INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished therewith.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HAUSER, INC. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER & TRUST, INCORPORATED, 938 QUAIL STREET, SUITE 101, LAKEWOOD, CO 80215. THE GIVING OF THIS PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.
                                                              DATED:      , 1999
------------------------------  ------------------------------      ------
Signature(s) of Shareholder(s)  Signature(s) of Shareholder(s)
Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.